UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Natalie Wagner, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2021

Loomis Sayles International Growth Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Mid Cap Fund

Vaughan Nelson Small Cap Value Fund

LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Manager	Symbols

Aziz V. Hamzaogullari, CFA®	Class A	LIGGX

Loomis, Sayles & Company, L.P.	Class C	LIGCX

	Class N	LIGNX

	Class Y	LIGYX

Investment Goal

The Fund’s investment goal is long-term growth of capital.

Market Conditions

International equities posted mixed results in 2021. The developed markets performed reasonably well, as investors reacted positively to rising vaccination rates and improving economic growth. In addition, world central banks maintained highly stimulative monetary policies for the majority of the year. Europe led the way, with notable strength for Switzerland, the UK and the oil-sensitive Nordic countries. Canada, which also has an above-average weighting in energy stocks, was another top performer for the year. However, Japan and other Asian markets lagged on a relative basis.

International equities trailed the US market for the fourth consecutive year, largely as a result of the lower representation of technology stocks outside of the US. The weakness in foreign currencies relative to the US dollar also took a sizable bite out of the developed markets’ returns for US-based investors in 2021.

Despite the positive showing for stocks elsewhere in the world, the emerging markets experienced a challenging year and finished with a loss. Improving global growth and higher commodity prices were tailwinds for the asset class, but these factors were outweighed by the prospect of rising US interest rates and strength in the US dollar. The slower vaccination rollout in many emerging countries was a further impediment to returns. China, which lagged considerably due to the combination of slowing growth, increased regulation and disruptions in the nation’s property market, was a key driver of the category’s underperformance.

Portfolio Results

For the 12 months ended December 31, 2021, Class Y shares of the Loomis Sayles International Growth Fund returned -3.81% at net asset value. The Fund underperformed its benchmark, the MSCI All Country World Index ex USA Index (Net), which returned 7.82%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30–45 names.

The Fund’s positions in Alibaba, Vipshop, and Tencent detracted the most from performance. Stock selection in the consumer discretionary, communication services, consumer staples, and energy sectors, as well as our allocations in the consumer discretionary, energy, communication services, consumer staples, industrials, and healthcare sectors detracted from relative performance.

A Fund holding since inception, Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. With approximately 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. Shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government. In April, China’s State Administration for Market Regulation (SAMR) concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and has changed certain business practices. In August, China passed the Personal Information Protection Law (PIPL), which is focused on protecting personal information rights and interests by standardizing the handling and usage of personal information by businesses. We believe the focus of PIPL is similar to the General Data Protection Regulation (GDPR), which went into effect in the European Union in 2018. The GDPR impacted companies we own in other portfolios such as Alphabet and Facebook, which incurred increased compliance costs and other disruptions as they adjusted certain business practices to comply with the new regulations. However, both companies continued to generate strong growth in revenue and free cash flow due to their competitive advantages and strong value

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propositions. While we expected that Alibaba would experience short-term disruptions as it modified its practices to fully comply with new regulatory changes, we did not believe the changes would ultimately impair the company’s difficult-to-replicate competitive advantages. More recently, we have observed increasing competitive pressure in two of the company’s smaller but faster-growing contributors: video streaming and penetration in lower-tier cities. Through the company’s Taobao Live, Alibaba offers a leading live-streaming social commercial platform, enabling merchants to interact with consumers. The relatively new medium has become a fast-growing vehicle for e-commerce sales, growing from less than 5% of China e-commerce two years earlier to almost 10% in 2020. While Alibaba continues to have a leadership position in live streaming and short video production, we have seen increased competition and market share gains from companies such as Douyin (China’s version of TikTok, owned by ByteDance) and Kuaishou. We expect this newer format will grow to represent approximately 25% of e-commerce sales over time. And while we expect Alibaba to remain a leader, we expect growing competition to take an increasing share of this fast-growing market over time. Growing competitive intensity has also impacted our assessment of Alibaba’s ongoing penetration of lower-tier cities. As internet access in lower-tier cities approaches that of higher-tier cities, we expect growth in e-commerce to be approximately twice that of overall China e-commerce growth. We believe Alibaba maintains leading market share in lower-tier cities, but is likely to face heightened competition from companies such as Pinduoduo, JD.com, and Meituan. We have long assumed that Alibaba’s disproportionate share of China e-commerce would decline, from over 80% at the time of our initial analysis in 2013, to a level closer to 50% of a still-growing market. While the company remains the dominant e-commerce platform in China, we estimate that a meaningful percentage of the company’s incremental growth in the most-recently reported quarter was from these markets where we are seeing signs of heightened competitive intensity. As a function of newer market entrants, faster growth from newer formats of e-commerce and lower-tier cities, and recent regulatory changes, we now expect the company’s market share to normalize at a lower level than we previously expected. While our ongoing analysis has lowered our assessment of intrinsic value for the company, it has not changed our assessment that Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce over our long-term investment horizon. We continue to believe that Alibaba trades at a discount to intrinsic value and offers asymmetric reward-to-risk. However, given our most recent analysis, it no longer justified the same degree of capital allocation relative to other opportunities, and we decreased our position size during the period.

Vipshop is a specialty internet retailer focused on off-season, off-price apparel and fashion items which it sells via flash sales. Founded in 2008 with the vision of introducing high-quality, branded fashion merchandise to the China market at value prices, the company is by far the largest flash retailer in China, and the largest player in the off-season, off-price category. In 2020, the company generated over $15 billion in net revenues across its core categories, and today the company is the 5th largest overall retailer in China. We believe that Vipshop creates a strong value proposition for both end customers and vendors alike, which in turn creates a strong network effect that has been difficult to replicate even by the largest e-commerce companies in China. A holding in the strategy since inception, Vipshop’s revenue growth decelerated throughout 2021, but still grew 27% year-over-year through the first three quarters, compared with an estimated 18.5% for total China e-commerce and 21% for the apparel and accessories category, indicating that the company continued to grow market share. The company provided guidance for lower-than-expected revenue growth in the fourth quarter, driven by a deterioration in China’s economic environment and weakening consumer sentiment. Shares have been under pressure throughout the year, first from the forced liquidation of Archegos Capital Management, which had Vipshop among its holdings, then from investor concern regarding increasing regulatory intervention by the Chinese government, and most recently from a slowdown in consumer demand in China. We believe that Vipshop remains a high-quality business benefiting from competitive advantages of brand, scale, and a positive network effect that should enable it to expand its market share as the leading discount branded apparel retailer in China. Further, management believes that the new regulatory restrictions on anti-competitive actions, such as merchant exclusivity provisions, will now enable merchants who were previously unable to sell through Vipshop to use its platform — further expanding its network. While the Covid-19 outbreak and resulting economic weakness have pressured growth over the past year, especially in the company’s smaller physical retail footprint, we believe the company’s reported growth rates reflect the resilience of the business, and that Vipshop will continue to benefit from structural growth in China e-commerce where it has a strong and defensible position in the off-season, off-price niche in which it competes. We believe the current market price embeds expectations for free cash flow growth that are well below our long-term assumptions. With its shares trading at a significant discount to our estimate of intrinsic value, we believe Vipshop offers a compelling reward-to-risk opportunity. We added to our position during the period.

Tencent Holdings is one of the largest internet services companies in China and globally, offering a wide array of value-added services that span social networking and communication, gaming, media and entertainment, and e-commerce and local services. The company also offers online advertising, cloud services, fintech solutions that include payment and wealth management offerings, and has investments in other related businesses. Founded in 1998, the company’s mission is to improve the quality of human life through internet services, and through its platform and ecosystem the company has become a leader in most segments of the internet industry in China. A Fund holding since inception, Tencent reported financial results during the period that were fundamentally solid but mixed with respect to consensus expectations, and growth decelerated due in part to macro and regulatory headwinds. Shares have been under pressure throughout the year due to investor concern regarding increased regulatory intervention by the Chinese government in a growing number of industries, including the internet, fintech, education, and gaming. In July, China’s SAMR fined

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LOOMIS SAYLES INTERNATIONAL GROWTH FUND

the company $1.5 billion for practices within its streaming music business. The fine represented a small portion of the approximately $40 billion of cash on Tencent’s balance sheet. In fintech, we believe regulatory changes are likely to result in increased licensing requirements and guidelines around consumer and micro lending, information sharing, and disclosures, all of which are focused on reducing systematic risk and promoting healthy market development. We believe Tencent is generally compliant with most of the proposed changes, and we do not expect these developments to impact its competitive position. Most recently, China implemented restrictions on the amount of time minors can spend playing online games. Tencent management has embraced the new regulatory framework and highlighted the tools and restrictions it has introduced over the past several years to enable parents to manage minors’ gaming activity and limit both time spent and spending levels – in addition to announcing further restrictions. While gaming represents the company’s single largest source of revenue, approximately 40% of revenue in 2020, we believe the potential impact to the company is small as children under 16 accounted for less than 3% of the company’s gaming revenues. We do not believe that the fine or any of the proposed regulations materially impact Tencent’s strong and sustainable competitive advantages, which include its massive network and ecosystem, distribution, scale, and brand. We believe Tencent is one of the best-positioned companies in the China internet services industry. We believe the near-term uncertainty regarding the regulatory environment does not change the long-term fundamentals; as a leading consumer platform provider, we believe the structural expansion of internet users in China will position Tencent to benefit from multiple growth drivers including gaming, media, advertising, payments, and cloud-computing growth. We believe Tencent’s strong growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares are trading at a significant discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity.

The Fund’s positions in Wisetech Global, Novo Nordisk, and Roche contributed the most to performance. Stock selection in the information technology, healthcare, and industrials sectors, along with our allocation in the information technology sector, contributed positively to relative performance.

Wisetech Global is the leading software solutions provider to the global logistics industry. Founded in 1994 to provide freight-forwarding and customs software to the Australian logistics industry, Wisetech solutions are used in whole or in part by over 85% of the world’s 50 largest third-party logistics providers (3PLs) and all of the 25 largest freight forwarders, led by the company’s primary SAAS (software-as-a-service) platform, CargoWise One (CW1). From a single unified platform the company offers function-specific and enterprise-wide modules that support the complex international movement of goods and create substantial efficiencies for its logistics clients. The company’s vision is to become the world’s operating system for global logistics. A holding since Fund inception, Wisetech’s most-recently reported financial results, for its fiscal year ending June 2021, exceeded consensus expectations for revenue, EBITDA (earnings before interest, taxes, depreciation, and amortization), and EPS, and the company provided strong revenue and margin guidance for the current fiscal year. Total revenues increased 18% over the prior-year period and included 12% year-over-year revenue growth from the company’s existing customers, with every calendar-year cohort of new clients showing growth over the prior year, continuing a multi-year trend. The company also had a very successful year signing large new forwarders to its CW1 platform with six wins during the period, and now has 10 of the top 25 that have rolled out CW1 as their global platform or are in the process of doing so. We believe Wisetech benefits from strong and sustainable competitive advantages that include an installed client base with high switching costs, its freight-forwarding industry expertise, significant investments in research and development (R&D), its brand, and network. We believe Wisetech will benefit from secular growth in logistics software and services as companies increasingly move towards outsourcing and away from less effective in-house solutions. With virtually no comparable off-the-shelf competition to its unified global platform, Wisetech is the dominant market share leader in its legacy freight-forwarding market, which still represents only a mid-single-digit share of the overall global logistics and transportation market spending on supply chain management solutions. Through underlying industry growth, continued market share gains in its legacy freight-forwarding market, and ongoing penetration of other parts of the logistics industry performed by 3PLs, including warehouse management, land transportation, and cargo handling, we believe the company can generate compounded annual revenue growth in the high teens over our long-term investment horizon, with faster growth in operating profits and free cash flow as the company benefits from scale and operating leverage. We believe the expectations embedded in Wisetech’s share price continue to underestimate the company’s superior positioning and the sustainability of its growth. As a result, we believe the shares trade at a meaningful discount to our estimate of intrinsic value and represent an attractive reward-to-risk opportunity.

Headquartered in Denmark, Novo Nordisk is a global healthcare company with nearly 100 years of innovation and leadership in diabetes care. Over this time, Novo has amassed unparalleled experience in the biology of diabetes, expertise in protein science, and developed significant competitive advantages as a result. Its diabetes products have captured approximately one-third of the global branded diabetes care market and account for about 80% of the company’s annual revenues. In its biopharmaceutical business segment, which represents almost 15% of annual revenues, Novo Nordisk has leading positions within hemophilia care, growth hormone therapy, and hormone replacement therapy. We believe Novo’s strong and sustainable advantages include its deep experience in diabetes care and therapeutic proteins, strong infrastructure that took decades to build, efficient manufacturing techniques, a robust pipeline, and economies of scale. A Fund holding since inception, Novo reported solid operating results throughout the period that

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were generally ahead of consensus expectations and reflected a rebound in activity that was depressed in the prior-year period due to Covid-19. In particular, growth was led by the company’s GLP-1 class of therapies — a quickly growing class of non-insulin, anti-diabetic treatments that can postpone the need for insulin for two to four years. Novo’s class-leading Ozempic, a once-weekly therapy with comparable safety and superior efficacy to existing therapies, has contributed to greater penetration of the GLP-1 market as well as share gains from its leading competitor, while Rybelsus, an oral version of Ozempic and the company’s newest GLP-1 innovation, has quickly captured almost 13% of all new prescriptions after its launch in late 2019. In addition to targeting diabetes with its GLP-1s, during the year, Novo received approval for semaglutide (the same molecule behind Ozempic and Rybelsus) in the obesity setting under the brand name Wegovy. While the company is navigating operational challenges that have limited the initial production of Wegovy, the company is seeing robust early demand. Diabetes is a global epidemic with an estimated population of 460 million. The market has been growing annually in the low double digits over the last ten years, driven by aging of the global population and increasing obesity. We believe Novo’s deep experience in diabetes care, differentiated product suite, and leading innovation should enable the company to grow revenues in the high single digits over our long-term investment horizon, with faster growth in free cash flow. We believe the company’s shares continue to sell at a meaningful discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.

Founded in Basel, Switzerland in 1896, Roche is a global biopharmaceutical and diagnostics company. An industry leader in the development and marketing of oncology products, Roche also has a broad product profile with industry-leading therapies and a robust development pipeline across major indications including immunology, infectious disease, ophthalmology, and neuroscience. We believe Roche has substantial and sustainable competitive advantages that include its expertise and reputation within oncology, an integrated diagnostics business, its biologics capability, and its commercialization experience which includes its regulatory experience and scale in manufacturing and distribution. A Fund holding since inception, Roche reported results during the period that were fundamentally solid and generally ahead of consensus expectations. The company benefited from faster growth in its smaller diagnostics division, where its success in rapid development and deployment of Covid-19 testing has highlighted its leadership position in the diagnostics market and has provided a valuable offset to the pandemic-related pressures in the pharmaceuticals division. While we expect pandemic-related demand to wane in the short-to-medium term, we believe the true long-term value of the diagnostics business will persist as it resides in its ability to support and differentiate the innovation within the company’s pharmaceuticals business. In pharmaceuticals, continued strength in the company’s more-recently launched growth products, including Ocrevus for multiple sclerosis and Hemlibra for hemophilia A, more than offset the ongoing decline in its mature oncology products. We believe Roche is successfully managing the inevitable decline for its leading off-patent oncology therapies, advancing its next-generation cancer therapy franchise through innovative follow-on and combination therapies as well as improved administration methods, and products launched since 2012 have collectively grown to reach 52% of sales as of the company’s most-recently reported financial results. In addition to its more-recently launched growth products, we believe Roche’s deep internally developed pipeline, which reflects over $100 billion invested in R&D over the past decade, combined with its ability to identify and capitalize on externally developed technologies such as its acquisition of Spark Therapeutics’ gene therapy platform, provides a significant platform for future growth. We believe Roche continues to execute well operationally, redeploying the cash flows from its mature core franchise to support product extensions and ongoing innovation. The company has a strong lineup of marketed biologic therapies, a growing suite of newly introduced products, and significant and robust pipeline assets that can drive significant long-term value for Roche. While the company now faces biosimilar competition in the US for its mature oncology franchise, we believe the current market price for Roche shares embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated a new position in CRISPR Therapeutics. We added to our existing holdings in Vipshop. We trimmed our existing positions in Alibaba, Kweichow Moutai, and Yum China. We also trimmed our position in MercadoLibre as it approached our maximum allowable position size. We sold our position in Kuehne + Nagel as it reached our view of intrinsic value.

Outlook

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the consumer staples, healthcare, consumer discretionary, information technology, and communication services sectors and was underweight in the industrials and energy sectors. We had no exposure to stocks in the financials, materials, utilities, or real estate sectors. From a geographic standpoint we were overweight in Europe and North America, underweight in developed Asia, and approximately equal weight in emerging markets.

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LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 15, 2020 (inception) through December 31, 2021

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Roche Holding AG	6.81%
2	WiseTech Global Ltd.	6.00%
3	MercadoLibre, Inc.	5.97%
4	Adyen NV	5.73%
5	Tencent Holdings Ltd.	5.50%
6	Novartis AG, (Registered)	4.79%
7	Kweichow Moutai Co. Ltd., Class A	4.28%
8	Nestle S.A., (Registered)	4.08%
9	Novo Nordisk A/S, Class B	3.97%
10	Experian PLC	3.76%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

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Average Annual Total Returns — December 31, 20213

	1 Year	Life of Fund	Expense Ratios[4]
			Gross	Net

Class Y (Inception 12/15/20)
NAV	-3.81%	-2.38%	1.35%	0.95%

Class A (Inception 12/15/20)
NAV	-4.07	-2.64	1.60	1.20
With 5.75% Maximum Sales Charge	-9.60	-8.01

Class C (Inception 12/15/20)
NAV	-4.79	-3.37	2.35	1.95
With CDSC[1]	-5.72	-3.37

Class N (Inception 12/15/20)
NAV	-3.77	-2.34	1.26	0.90

Comparative Performance
MSCI ACWI ex USA Index (Net)[2]	7.82	9.89

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

The MSCI ACWI ex USA Index (Net) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,361 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS OAKMARK FUND

Managers	Symbols

William C. Nygren, CFA®	Class A NEFOX

Kevin G. Grant, CFA®*	Class C NECOX

M. Colin Hudson, CFA®	Class N NOANX

Michael J. Mangan, CFA®	Class Y NEOYX

Michael A. Nicolas, CFA®

Harris Associates L.P.

*	Effective January 1, 2022 Kevin G. Grant no longer serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Global markets moved higher in the first quarter of 2021 as vaccines reached more and more people. In the United States, newly elected US President Joe Biden signed off on his economic stimulus plan in March. The $1.9 trillion relief package sent $1,400 payments to qualifying Americans and extended unemployment benefits. In response, the Dow Jones Industrial Average and S&P 500® Index soared to record highs. By the end of the second quarter, global cases surpassed 180 million and global deaths approached 4 million. However, more than 800 million people reached full vaccination, representing about 10% of the global population.

That said, a new wave of Covid-19 cases brought on by the Delta variant resulted in a slowdown in economic reopenings around the world as well as new economic restrictions in Asia and Australia. Simultaneously, the Chinese government implemented increased regulations on a range of businesses, including technology companies, prompting unease across global markets. Later, energy suppliers rushed to ramp up production to meet growing demand. However, a supply shortage and bottlenecks at major US ports sent US oil prices in excess of $85 per barrel for the first time since 2014. Natural gas prices also spiked around the world, forcing the suspension of operations at factories in Europe and China. A shortage of semiconductors, in particular, significantly impaired worldwide automobile production. Simultaneously, the new and highly contagious Omicron variant of Covid-19 spread in the fourth quarter as countries across Europe implemented restrictions once again to combat the spread of the disease.

As previously announced, the Federal Reserve slowed its pace of asset purchases in November. The tapering came as the rate of inflation in the US quickened to 6.8% versus the year-ago period. The Fed’s dot plot now calls for three rate hikes each in 2022 and 2023. The Bank of Japan and European Central Bank echoed similar sentiments as they also left interest rates unchanged, while the Bank of England raised its main interest rate from 0.1% to 0.25% following a surge in UK inflation to a 10-year high of 5.1% annual growth in November. All things considered, the International Monetary Fund (IMF) slightly lowered its expectations for global economic growth from 6.0% to 5.9%, with a 4.9% growth rate expected in 2022. The IMF also lowered its outlook for economic growth in the US, Japan and China by 1.0%, 0.4% and 0.1% in October, but raised its estimates for growth in the euro zone by 0.4%.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Natixis Oakmark Fund returned 34.35% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned 28.71%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the energy sector gained the most value, while holdings in the consumer staples sector delivered the smallest positive collective return.

The leading contributors to fund performance for the year were Alphabet and Gartner. Toward the beginning of 2021, Alphabet’s fourth-quarter results showed faster than expected revenue growth across the board. Total revenue grew 23% year-over-year and reached $56.9 billion, which led to earnings per share of $22.30, and both exceeded market expectations. Revenue in the key search segment grew 17%, owing to “broad-based re-engagement” among advertisers following the Covid-19-related pullback. Importantly, for the first time Alphabet disclosed cloud segment profitability and revealed that the company made massive upfront investments in its go-to-market strategy and engineering resources, implying that the remaining segments are even more profitable than most analysts expected. Later, Alphabet’s results continued to positively surprise the market as the company’s first-quarter total revenue, operating income and earnings per share outpaced expectations by 7%, 39% and 67%, respectively. By segment, search revenue grew 30%,

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YouTube advertising revenue rose 49% and cloud revenue increased 46%. Furthermore, margin trends improved across all segments as underlying operational expenses appear progressively well controlled relative to history. In July, Alphabet’s second-quarter earnings report showed that revenue grew by 62%, again surpassing consensus expectations, and search revenue saw significant growth with a 67% increase year-over-year. Alphabet’s third-quarter earnings release resulted in the company’s share price moving higher into the end of the year. Reported revenue growth amounted to 41% and operating margins (ex-other bets) expanded 670 basis points. In addition, search and YouTube advertising revenue both grew over 40%. Management bought back $12.6 billion worth of stock in the third quarter, which puts the company on pace to meet our expectations for the full-year period. Although Alphabet’s share price declined on news that YouTube TV subscribers lost access to Disney-owned entertainment options, the issue resolved itself shortly thereafter. We believe Alphabet remains an attractive holding with upside potential despite its recent share price appreciation.

In February 2021, Gartner released positive fourth-quarter results, in our view. Revenue modestly surpassed consensus estimates; however, adjusted earnings of $245 million far exceeded expectations of $170 million. Significant margin improvement drove the company’s outperformance despite the disappearance of much of its conferences business, with underlying margins adjusted for conferences expanding by roughly 600 basis points. In May, Gartner reported first-quarter results that were solid, in our assessment. Reported revenue rose 8.4%, adjusted earnings advanced 50% and earnings per share grew nearly 67% from the prior year. We were most impressed that the earnings margin expanded to 29% in the quarter, a solid jump up from the previous typical level in the high teens. We also liked that revenue in both segments, global business sales and global technology sales, increased by 12% and 5%, respectively, despite reduced growth of investment spending and continued challenges from legacy product shutdowns in the global business sales segment. Later, following a strong second-quarter earnings report, Gartner’s share price advanced and finished the third quarter higher. Revenue ($1.17 billion versus $1.12 billion), adjusted earnings ($355 million versus $273.9 million) and earnings per share ($2.24 versus $1.73) all bested consensus estimates. Importantly, we appreciate that top line results are accelerating with improving sales force productivity driving growth. The company also increased its share repurchase authorization by $800 million in the second quarter. Prior to the report, we met with CEO Gene Hall and CFO Craig Safian. We came away impressed with the management team’s enthusiasm and conviction in their vision for the company’s future. We particularly like that Hall is a multi-faceted operator with a history of both consistently enhancing products to drive incremental customer demand and tightly managing the sales organization through significant growth. Strong performance continued toward the end of the year when Gartner released its third-quarter results that showed further organic growth as well as increased sales force productivity, which we believe has promising implications for underlying profitability. In addition, third quarter adjusted earnings of $305 million beat consensus expectations by $50 million. Even accounting for its recent price increase, we believe Gartner still offers a healthy amount of upside potential.

T-Mobile US and Fiserv were the largest detractors from Fund performance for the calendar year. T-Mobile US reported fourth-quarter revenue, adjusted earnings and earnings per share that were better than the market had expected. We were pleased that the company continued to outgrow its industry and achieved significant merger benefits faster than had been expected, realizing $1.3 billion of savings in 2020. We found it very important that the company continued to make headway in this buildout as we believe a large amount of T-Mobile’s growth potential rests on the expansion of its new network. We were further impressed that despite the company’s rapid network development, full-year 2020 free cash flow reached $3 billion, which far exceeded our estimates. In May, the company’s first-quarter earnings report showed above-consensus estimate numbers for customer additions and adjusted earnings, while also leading the industry across all customer metrics. We also appreciated the low brand churn the company boasted in comparison to competitors. Later in the year, T-Mobile’s second-quarter earnings report included results that aligned with our expectations. Post-paid net additions bested consensus estimates, service revenue growth of almost 6% led the industry and adjusted earnings exceeded analysts’ estimates. We thought the company’s third-quarter earnings results were impressive given that T-Mobile is at a peak point in its integration with Sprint and is operating in an elevated competitive environment. We appreciated that accounts grew 3.9% and organic service revenue grew 4.5%, both of which led the industry. In addition, management raised its guidance across the board, and the company’s adjusted earnings guidance now aligns with our estimates. We believe the valuation for T-Mobile remains attractive, offering a compelling reason to own.

Even though Fiserv’s first-quarter earnings disappointed investors, we saw the results as respectable considering the challenging operating environment. Importantly, organic revenue grew 4% from the prior year, earnings rose 15% and earnings per share advanced 18%. In merchant acquiring organic growth amounted to 8% and margins improved 650 basis points, while gross payment volume in Clover (Fiserv’s cloud-based point-of-sale product) grew 36%, ecommerce transactions grew 24% and the company won a record number of new customers during the period. In addition, we were pleased that Fiserv executed $612 million worth of share repurchases in the quarter (or about 0.8% of it share base). Later, Fiserv delivered strong second-quarter earnings results as exhibited by revenue, earnings and earnings per share that increased 18%, 41% and 47%, respectively. In addition, margins expanded 510 basis points to 33.9%. However, news that Amazon was reportedly developing a point-of-sale solution pressured Fiserv’s share price in September as investors feared increased competition. Fiserv’s third quarter earnings results were in line with market estimates, with organic revenue growth of 10%, operating margins increasing 130 basis points and adjusted earnings per share growing 23%. However, investors reacted poorly to the release, focusing on a client (speculated to be Stripe) that was part of a joint venture with Wells Fargo, which is serviced by Fiserv, deciding to leave. This likely stoked fears that other companies may decide to insource their payment

|  8

NATIXIS OAKMARK FUND

processing in the future. The departure is not expected to impact Fiserv’s financial results due to its minimal contribution and management anticipating the move. Despite the client loss, we appreciate that Fiserv still posted strong segment results and growth in customers, independent software vendors, and capabilities on its platform. We continue to believe the company is undervalued and find the investment attractive on a risk-to-reward basis.

Outlook

With seemingly constant uncertainty in politics, economics and market sentiment, we focus on finding undervalued and well-managed companies that will benefit from economic tailwinds while proving capable of weathering difficult environments. We believe this approach best services our goal of growing and protecting our investors’ capital over the long term.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2011 through December 31, 2021

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Alphabet, Inc., Class A	3.53%
2	Ally Financial, Inc.	3.33%
3	EOG Resources, Inc.	2.89%
4	Capital One Financial Corp.	2.86%
5	Charles Schwab Corp. (The)	2.80%
6	Gartner, Inc.	2.51%
7	Meta Platforms, Inc., Class A	2.45%
8	Citigroup, Inc.	2.43%
9	Goldman Sachs Group, Inc. (The)	2.32%
10	Humana, Inc.	2.29%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

9  |

Average Annual Total Returns —December 31, 20213

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net

Class Y
NAV	34.35%	15.35%	15.35%	—%	0.95%	0.80%

Class A
NAV	33.97	15.05	15.05	—	1.20	1.05
With 5.75% Maximum Sales Charge	26.25	13.70	14.37	—

Class C
NAV	32.99	14.20	14.37	—	1.95	1.80
With CDSC[1]	31.99	14.20	14.37	—

Class N (Inception 5/1/17)
NAV	34.54	—	—	15.48	1.05	0.75

Comparative Performance
S&P 500® Index[2]	28.71	18.47	16.55	18.02

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitations, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  10

NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols

David G. Herro, CFA®	Class A NOIAX

Michael L. Manelli, CFA®	Class C NOICX

Harris Associates L.P.	Class N NIONX

Class Y NOIYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Global markets moved higher in the first quarter of 2021 as vaccines reached more and more people. In the United States, newly elected US President Joe Biden signed off on his economic stimulus plan in March. The $1.9 trillion relief package sent $1,400 payments to qualifying Americans and extended unemployment benefits. In response, the Dow Jones Industrial Average and S&P 500® Index soared to record highs. By the end of the second quarter, global cases surpassed 180 million and global deaths approached 4 million. However, more than 800 million people reached full vaccination, representing about 10% of the global population.

That said, a new wave of Covid-19 cases brought on by the Delta variant resulted in a slowdown in economic reopenings around the world as well as new economic restrictions in Asia and Australia. Simultaneously, the Chinese government implemented increased regulations on a range of businesses, including technology companies, prompting unease across global markets. Later, energy suppliers rushed to ramp up production to meet growing demand. However, a supply shortage and bottlenecks at major US ports sent US oil prices in excess of $85 per barrel for the first time since 2014. Natural gas prices also spiked around the world, forcing the suspension of operations at factories in Europe and China. A shortage of semiconductors in particular significantly impaired worldwide automobile production. Simultaneously, the new and highly contagious Omicron variant of Covid-19 spread in the fourth quarter and countries across Europe implemented restrictions once again to combat the spread of the disease.

As previously announced, the Federal Reserve slowed its pace of asset purchases in November. The tapering came as the rate of inflation in the United States quickened to 6.8% versus the year-ago period. The Fed’s dot plot now calls for three rate hikes each in 2022 and 2023, and two in 2024. The Bank of Japan and European Central Bank echoed similar sentiments as they also left interest rates unchanged, while the Bank of England raised its main interest rate from 0.1% to 0.25% following a surge in UK inflation to a 10-year high of 5.1% annual growth in November. All things considered, the International Monetary Fund (IMF) slightly lowered its expectations for 2021 global economic growth from 6.0% to 5.9%, with a 4.9% growth rate expected in 2022. The IMF also lowered its outlook for 2021 economic growth in the United States, Japan and China by 1.0%, 0.4% and 0.1% respectively in October, but raised its estimates for growth in the euro zone by 0.4%.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Natixis Oakmark International Fund returned 8.97% at net asset value. The Fund underperformed its benchmark, the MSCI World ex USA Index (Net), which returned 12.62%.

Explanation of Fund Performance

Geographically, the Fund’s average weightings for the year were 83% in Europe, 3% in Canada and 3% in Australia. The remaining positions were in Japan, China, South Africa, South Korea, India, Mexico and Indonesia.

On an absolute-return basis, shares in the energy sector produced the largest positive collective return, while the consumer staples sector lost the most value.

The top contributors to the yearly return were Glencore and Lloyds Banking Group. Early in the year, Glencore’s full-year results showed that adjusted earnings in both the industrials and marketing segments exceeded our expectations by 10% and 4%, respectively. Full-year total adjusted earnings of $11.56 billion were also better than market estimates of $10.69 billion. The industrials segment benefited from both a recovery in commodities prices from Covid-19 lows and higher production. Management also proposed a $0.12 per share dividend, which surpassed analysts’ estimates for $0.0625 per share. Later, Glencore’s share price increased after the company released its first-quarter production report late in April, which showed that copper production increased 2.7% year-over-year. Glencore continued to outperform expectations in the third quarter, benefiting from rising commodity prices and a disciplined cost program. Copper, the company’s most important commodity, is benefiting from rising production and lower costs. Glencore held its annual investor day in December, where the company reinforced its plan to emphasize low-cost, large-scale assets in future-facing commodities, while responsibly running down its coal business over time. We appreciate management’s focus on increasing

11  |

risk-adjusted returns by exiting assets that require a lot of management’s time, are in high-risk jurisdictions, have limited mine-life or face other constraints while not being material financial contributors. Prior to the company’s investor day, we spoke with Chairman Kalidas Madhavpeddi who possesses a solid background within the industry, in our view. He emphasized his appreciation for Glencore’s anti-bureaucratic culture, which leads to innovative ideas from younger talent, and the focus on financial returns in decision making. We are optimistic about Madhavpeddi’s abilities and the company’s future.

Lloyds Banking Group delivered strong fourth-quarter results largely driven by lower-than-expected impairment charges, which reached GBP 128 million compared with market forecasts for GBP 586 million. Profit before tax and net income both surpassed market projections by 5%, while pre-provision profit was 7% better than market estimates. In addition, the company’s common equity Tier 1 ratio grew to 16.2% and management announced plans to resume capital distributions. Later, Lloyds’ share price soared upon the release of solid first-quarter earnings, which were driven by a reserve release of GBP 459 million for credit losses that resulted in a GBP 323 million net impairment credit and pointed to management’s view of an improving economic outlook in the UK. Lloyds’ first-quarter revenues reached GBP 3.6 billion, and the company’s common equity Tier 1 ratio expanded by 54 basis points to 16.7%, despite funding half of its full-year pension contribution in the first quarter. In addition, Lloyds saw strong inflows of low-cost deposits, while higher-than-expected mortgage underwriting margins led to the company increasing its net interest margin target to more than 245 basis points, which exceeded our estimate of 240 basis points. Operating expenditure trends were also positive, in our view. Following a conversation with new CEO Charlie Nunn, our confidence in the company’s leadership was solidified as he emphasized a desire to grow the firm in both a profitable and responsible manner in order to create shareholder value. With a higher interest rate environment approaching, we believe financial services companies that are well managed and fundamentally sound, such as Lloyds Banking Group, are positioned to recognize upside potential.

The largest detractors from return were Alibaba Group and Credit Suisse Group. In February, Alibaba Group reported fiscal third-quarter revenue of CNY 221.08 billion and adjusted earnings of CNY 68.38 billion, both of which outpaced market forecasts by slightly more than 3%. Soon after, news outlets reported that officials in China asked Alibaba to dispose of its media assets over concern about the company’s influence over public opinion. In addition, China’s State Administration introduced new regulations for e-commerce platforms. Subsequently, internet companies in China removed Alibaba’s popular UC internet browser from its application stores. In the second quarter of 2021, China’s State Administration for Market Regulation fined Alibaba $2.8 billion, which was the largest antitrust penalty issued in the country’s history. The fine (which represents 4% of the company’s 2019 annual domestic revenue) was imposed because the regulatory body found that Alibaba’s practice of requiring merchants to remain exclusive on its platforms hindered competition. The company stated it does not expect a material impact on its business as a result of the new regulations. Later, the company’s share price plunged upon the release of fiscal full-year earnings, even though results were largely in line with our full-year estimates on an organic basis. Along with the earnings release, management announced it would reinvest all incremental profits in the next fiscal year, which disappointed investors. While this strategy will likely produce low or no near-term profit growth, management believes these investments will help grow its user base over the long term. Most recently, Alibaba’s second-quarter earnings report disappointed investors as growth meaningfully decelerated during the quarter and management lowered its full-year revenue growth guidance. Factors causing the slowdown in growth include a decrease in the retail spending environment in China, increased competition in e-commerce and Alibaba’s reinvestments into its merchant base, which coincided with recent increased regulation from the Chinese government. At the company’s investor day, we were impressed by Alibaba’s presentation on its growing cloud business, where the company believes its technology lead is at least two years ahead of its peers. Despite the current headwinds facing the company, we remain shareholders of Alibaba as we believe it is an important driver of innovation in China and several of its businesses have yet to fully scale.

The share price of Credit Suisse Group suffered upon revelations about the company’s exposure to Greensill Capital followed by its association with Archegos Capital Management. Investors sold shares over concerns that an investment fund run by its asset management division had exposure to the now-insolvent Greensill Capital, which specialized in supply chain finance. The lost market cap far surpassed Credit Suisse’s direct exposure to Greensill and ignored the fact that a large portion of its clients’ exposure was in cash, highly rated securities or insured investments. At the end of March, Credit Suisse’s share price dropped again as New York-based hedge fund client Archegos Capital defaulted on its margin calls to the company’s prime brokerage business. Credit Suisse announced it incurred a CHF 4.4 billion charge related to the Archegos Capital incident in the first quarter. While the amount exceeded both our initial expectations and consensus estimates, first quarter pre-tax profit of about CHF 3.6 billion, excluding the charge, exceeded analysts’ estimates for about CHF 1.2–1.5 billion in pre-tax profit driven by strong underlying performance across all three business segments. That being said, the company guided for an additional CHF 600 million charge in the second quarter to cover further Archegos-related losses. The company ultimately executed a small capital raise in an effort to boost its CET1 ratio to 13.0%. Credit Suisse’s third-quarter earnings results tracked ahead of our fiscal year estimates. Importantly, net new money inflected positively following second-quarter outflows related to the Archegos Capital and Greensill Capital incidents, suggesting that the potential reputational damage is less than feared. Following the company’s capital markets day and subsequent conversations with management, we learned that Credit Suisse planned to take additional capital from the lower return / higher risk investment bank and

|  12

NATIXIS OAKMARK INTERNATIONAL FUND

allocate capital toward the higher return / lower risk wealth management segment, a strategy we fully support. The company is also looking to generate CHF 1 billion — CHF 1.5 billion in savings from procurement initiatives, along with a new organizational structure that will serve to simplify the organization, reduce costs and enhance risk functions. Given the addition of David Wildermuth (formerly at Goldman Sachs with more than 30 years of banking experience) as chief risk officer in January and the arrival of new Chairman António Horta-Osório, the former CEO of Lloyds Banking Group, we expect better governance and risk management going forward.

Outlook

With seemingly constant uncertainty in politics, economics and market sentiment, we focus on finding undervalued and well-managed companies that will benefit from economic tailwinds while proving capable of weathering difficult environments. We believe this approach best services our goal of growing and protecting our investors’ capital over the long term.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2011 through December 31, 2021

13  |

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Lloyds Banking Group PLC	3.70%
2	Bayer AG, (Registered)	3.70%
3	BNP Paribas S.A.	3.48%
4	Allianz SE, (Registered)	3.38%
5	Intesa Sanpaolo SpA	3.21%
6	Credit Suisse Group AG, (Registered)	3.20%
7	Bayerische Motoren Werke AG	3.13%
8	Glencore PLC	2.92%
9	Continental AG	2.74%
10	CNH Industrial NV	2.58%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — December 31, 20214

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y (Inception 5/1/17)
NAV[1]	8.97%	6.94%	8.30%	—%	1.11%	0.90%

Class A
NAV	8.73	6.69	8.18	—	1.36	1.15
With 5.75% Maximum Sales Charge	2.50	5.44	7.54	—

Class C
NAV	7.92	5.89	7.54	—	2.11	1.90
With CDSC[2]	6.92	5.89	7.54	—

Class N (Inception 5/1/17)
NAV	9.01	—	—	4.36	1.17	0.85

Comparative Performance
MSCI World ex USA Index (Net)[3]	12.62	9.63	7.84	8.22

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.

2

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Funds expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Funds expense limitations.

|  14

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols

William C. Nygren, CFA®	Class A	NEFSX

Kevin G. Grant, CFA®*	Class C	NECCX

M. Colin Hudson, CFA®	Class N	NESNX

Michael J. Mangan, CFA®, CPA	Class Y	NESYX

Michael A. Nicolas, CFA®

Harris Associates L.P.

Aziz V. Hamzaogullari, CFA®

Loomis, Sayles & Company, L.P.

*	Effective January 1, 2022 Kevin G. Grant no longer serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

U.S. equities produced strong returns in 2021, marking the eighth year of the past ten in which the major large-cap indexes posted a double-digit gain. The gradual lifting of virus-related restrictions led to a substantial improvement in economic growth and corporate earnings compared to their levels of the previous year, contributing to the gains for stocks. While rising inflation prompted the Federal Reserve (Fed) to adopt a more hawkish tone in the fourth quarter, leading to increased market volatility, the major large-cap indexes closed the year at or near their all-time highs. In the continuation of a long-standing trend, mega-cap technology and communication services stocks were the key drivers of U.S. market performance in 2021.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Natixis U.S. Equity Opportunities Fund returned 23.48% at net asset value. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned 28.71%, and also underperformed its secondary benchmark, the Russell 1000® Index, which returned 26.45%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates L.P. (“Harris Associates”) believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Both segments contributed positively to the Fund’s performance.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the energy sector gained the most value, while holdings in the industrials sector delivered the smallest positive collective return.

The largest contributors to fund performance for the year were Alphabet and Capital One Financial. Toward the beginning of the year, Alphabet’s fourth-quarter results showed faster than expected revenue growth across the board. Total revenue grew 23% year-over-year and reached $56.9 billion, which led to earnings per share of $22.30, and both exceeded market expectations. Revenue in the key search segment grew 17%, owing to “broad-based re-engagement” among advertisers following the Covid-19-related pullback. Importantly, for the first time Alphabet disclosed cloud segment profitability and revealed that the company made massive upfront

15  |

investments in its go-to-market strategy and engineering resources, implying that the remaining segments are even more profitable than most analysts expected. Later, Alphabet’s results continued to positively surprise the market as the company’s first-quarter total revenue, operating income and earnings per share outpaced expectations by 7%, 39% and 67%, respectively. By segment, search revenue grew 30%, YouTube advertising revenue rose 49% and cloud revenue increased 46%. Furthermore, margin trends improved across all segments as underlying operational expenses appear progressively well controlled relative to history. In July, Alphabet’s second-quarter earnings report showed that revenue grew by 62%, again surpassing consensus expectations, and search revenue saw significant growth with a 67% increase year-over-year. Alphabet’s third-quarter earnings release resulted in the company’s share price moving higher into the end of the year. Reported revenue growth amounted to 41% and operating margins (ex-Other Bets) expanded 670 basis points. In addition, search and YouTube advertising revenue both grew over 40%. Management bought back $12.6 billion worth of stock in the third quarter, which puts the company on pace to meet our expectations for the full-year period. Although Alphabet’s share price declined on news that YouTube TV subscribers lost access to Disney-owned entertainment options, the issue resolved itself shortly thereafter. We believe Alphabet remains an attractive holding with upside potential despite its recent share price appreciation.

Capital One Financial issued first-quarter results that we saw as very good and that built on positive trends from prior quarters. Likewise, the company’s total net revenue and net interest margin exceeded market projections, while earnings per share were about 70% ahead of forecasts. We were pleased that credit quality remained strong, and charge-offs across lending categories fell once again from historically low levels. Credit card purchase volume grew 8% from last year, while deposits grew 15.1% and the average consumer deposit cost ratio reached an all-time low of 0.36%. Impressively, Capital One released loan loss reserves of $1.6 billion in the quarter, which was larger than the reserve release we had estimated for the full year. Capital One delivered another solid set of earnings results for its second quarter, in our view. A $1.7 billion loan reserve release led to earnings per share of $7.62, and the card charge-off rate fell 23 basis points versus the previous quarter’s already historically low rate to 2.29%. In October, investors responded unfavorably to CEO Richard Fairbank’s emphatic commentary surrounding elevated spending, the need to invest defensively in technology and the costliness of doing so given the competition for technology talent. That said, we think the company’s third-quarter earnings report highlighted strong results as charge-offs fell further from already all-time low levels, card purchase volume grew 28% year-over-year, ending loan balance improved 5% sequentially and net interest margins grew 46 basis points. In addition, Capital One executed $2.7 billion in third-quarter share repurchases (equivalent to 3.5% of its share base) and still ended the period with excess capital equal to 13% of its market cap. Our investment thesis for the company remains intact, and we believe it trades at a discount to our perception of its intrinsic value.

The largest detractors to fund performance for the year were Ally Financial and Fiserv. As management had predicted and we had expected, Ally Financial released good fourth-quarter results early in the year. Total net revenue rose 21% from a year earlier while earnings per share advanced 68% and both exceeded market forecasts. In addition, total deposits grew 13% and average total earning assets (including auto loans and mortgages) rose 3% year-over-year. Notably, the company’s provision for credit losses decreased materially from $998 million in the fourth quarter of 2020 to $102 million in the fourth quarter of 2021. Ally announced a new $1.60 billion share repurchase authorization in January following favorable results from the most recent Federal Reserve board stress test. In April, Ally’s first-quarter earnings report included earnings per share ($2.09 ex-items vs. $1.17) that beat analysts’ estimates as well as a reported return on tangible common equity of 24%. In fact, most metrics came in well above increasingly elevated expectations. Net interest margins expanded 26 basis points sequentially to 3.18%, retail deposits grew 21% year-over-year and deposit customers grew 14%. The company’s second-quarter earnings report in July continued to show strength as shown by return on tangible common equity of around 27%. New retail auto originations finished at the highest level in 15 years, while new originated yields maintained above 7%. In addition, net interest margins expanded to nearly 3.6%. In October, Ally reported a positive third-quarter earnings report, in our view. Return on average tangible common equity was assisted by a low credit loss environment and expanding net interest margins. Record retail application flow continued to show strength for a fourth straight year. However, the wholesale business continued to show weakness with loan balances at roughly half pre-pandemic levels. Later in the fourth quarter, Ally announced its decision to acquire digital credit card provider Fair Square Financial (FSF) for $750 million. FSF has been growing balances rapidly, and we believe the deal can add at least 150 basis points to core return on average tangible common equity over the medium term.

Even though Fiserv’s first-quarter earnings disappointed investors, we saw the results as respectable considering the challenging operating environment. Importantly, organic revenue grew 4% from the prior year, earnings rose 15% and earnings per share advanced 18%. In merchant acquiring, organic growth amounted to 8% and margins improved 650 basis points, while gross payment volume in Clover (Fiserv’s cloud-based point-of-sale product) grew 36%, e-commerce transactions grew 24% and the company won a record number of new customers during the period. In addition, we were pleased that Fiserv executed $612 million worth of share repurchases in the quarter (or about 0.8% of its share base). Later, Fiserv delivered strong second-quarter earnings results as exhibited by revenue, earnings and earnings per share that increased 18%, 41% and 47%, respectively. In addition, margins expanded 510 basis points to 33.9%. However, news that Amazon was reportedly developing a point-of-sale solution pressured Fiserv’s share price in

|  16

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

September as investors feared increased competition. Fiserv’s third-quarter earnings results were in line with market estimates, with organic revenue growth of 10%, operating margins increasing 130 basis points and adjusted earnings per share growing 23%. However, investors reacted poorly to the release, focusing on a client (speculated to be Stripe) that was part of a joint venture with Wells Fargo, which is serviced by Fiserv, deciding to leave. This likely stoked fears that other companies may decide to insource their payment processing in the future. The departure is not expected to impact Fiserv’s financial results due to its minimal contribution and management anticipating the move. Despite the client loss, we appreciate that Fiserv still posted strong segment results and growth in customers, independent software vendors, and capabilities on its platform. We continue to believe the company is undervalued and find the investment attractive on a risk-to-reward basis.

Loomis, Sayles & Company All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a positive absolute return. Our holdings in the information technology, communication services, industrials, healthcare, financials, energy, and consumer staples sectors contributed positively to results. Our holdings in the consumer discretionary sector detracted from the segment’s performance.

Nvidia and Alphabet were the largest contributors to performance during the period. Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. A segment holding since January 2019, Nvidia reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included quarterly revenue records in the company’s gaming, data center, and professional visualization segments in the second half of the year. In gaming, Nvidia is benefiting from record sales of PCs and gaming laptops and the rollout of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue benefited from a pickup in demand from hyperscale data center customers and rising demand from industry verticals such as industrials and enterprise clients that are adopting more artificial intelligence capabilities. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture with performance that surpasses its already leading T4 inferencing and V100 training products. The company’s professional visualization segment addresses a more mature market, but Nvidia has been able to drive greater adoption of its products through ongoing innovation. Over our investment horizon, we believe Nvidia can sustain total annualized revenue growth of approximately 20%, driven by secular growth in spending on GPUs. As Nvidia’s business mix shifts increasingly towards its more profitable data center segment, we believe operating profits and free cash flow will grow faster than revenues. We believe Nvidia’s strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

Alphabet is a holding company that owns a collection of businesses — the largest and most important of which by far is Google. Google is the global leader in online search and advertising, and also offers online cloud solutions to businesses and consumers globally. We believe Alphabet’s competitive advantages include its scale, brand strength, the power of its network and business ecosystem, as well as its innovative culture that is reinforced by its massive investments in research and development (R&D). A holding in the segment since inception, Alphabet reported financial results during the period that reflected a strong recovery in advertising spending, which had been depressed due to Covid-19, while revenue growth accelerated and adjusted operating margins expanded. Beginning in 2021, the company began presenting results in three segments. Google Services represents approximately 93% of total revenue and is driven by the secular shift of advertising to online and mobile platforms. The segment’s search and YouTube businesses both benefited from strong growth in direct response ads — particularly for YouTube, where in just three years direct response ads have grown from almost nothing to become one of the largest drivers. YouTube is also benefiting from strong demand from brand advertisers due to its reach and engagement with over 2 billion monthly users who recently spent over 1 billion hours daily on the platform. Google Cloud revenue represents approximately 7% of total revenue, and is driven by Google Cloud Platform, the company’s infrastructure- and platform-as-a-service offerings. Other Bets includes a number of early-stage and pre-revenue businesses and represents less than 1% of revenues. Google’s attractive financial model generates strong free cash flow and earns high returns on invested capital, enabling it to reinvest significantly in its business. Over the past five years, Google has invested over $100 billion in R&D, an amount very few companies could replicate. We believe the global secular shift from traditional advertising to online advertising is the biggest long-term growth driver for Google. Online advertising accounts for approximately $330 billion, or around 20% of the $1.5 trillion annual spending on global advertising and marketing. Over our investment horizon, we believe this penetration will increase to over 40%. We believe investors underestimate Alphabet’s growth opportunities and the intrinsic value of the business given its unique and difficult-to-replicate attributes and business model. We believe the company’s shares trade at a significant discount to our estimate of intrinsic value, and offer a compelling reward-to-risk opportunity.

17  |

Alibaba and CRISPR Therapeutics were the largest detractors during the period. A segment holding since its initial public offering in the third quarter of 2014, Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. With approximately 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe its scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. Shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government. In April, China’s State Administration for Market Regulation concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and has changed certain business practices. In August, China passed the Personal Information Protection Law (PIPL), which is focused on protecting personal information rights and interests by standardizing the handling and usage of personal information by businesses. We believe the focus of PIPL is similar to the General Data Protection Regulation (GDPR), which went into effect in the European Union in 2018. The GDPR impacted other portfolio holdings such as Alphabet and Facebook, which incurred increased compliance costs and other disruptions as they adjusted certain business practices to comply with the new regulations. However, both companies continued to generate strong growth in revenue and free cash flow due to their competitive advantages and strong value propositions. While we expected that Alibaba would experience short-term disruptions as it modified its practices to fully comply with new regulatory changes, we did not believe the changes would ultimately impair the company’s difficult-to-replicate competitive advantages. More recently, we have observed increasing competitive pressure in two of the company’s smaller but faster-growing contributors: video streaming and penetration in lower-tier cities. Through the company’s Taobao Live, Alibaba offers a leading live-streaming social commercial platform, enabling merchants to interact with consumers. The relatively new medium has become a fast-growing vehicle for e-commerce sales, growing from less than 5% of China’s e-commerce two years earlier to almost 10% in 2020. While Alibaba continues to have a leadership position in live streaming and short video production, we have seen increased competition and market share gains from companies such as Douyin (China’s version of TikTok, owned by ByteDance), and Kuaishou. We expect this newer format will grow to represent approximately 25% of e-commerce sales over time. And while we expect Alibaba to remain a leader, we expect growing competition to take an increasing share of this fast-growing market over time. Growing competitive intensity has also impacted our assessment of Alibaba’s ongoing penetration of lower-tier cities. As internet access in lower-tier cities approaches that of higher-tier cities, we expect growth in e-commerce to be approximately twice that of overall China e-commerce growth. We believe Alibaba maintains leading market share in lower-tier cities, but is likely to face heightened competition from companies such as Pinduoduo, JD.com, and Meituan. We have long assumed that Alibaba’s disproportionate share of China e-commerce would decline, from over 80% at the time of our initial analysis in 2013, to a level closer to 50% of a still-growing market. While the company remains the dominant e-commerce platform in China, we estimate that a meaningful percentage of the company’s incremental growth in the most recent quarter was from these markets where we are seeing signs of heightened competitive intensity. As a function of newer market entrants, faster growth from newer formats of e-commerce and lower-tier cities, and recent regulatory changes, we now expect the company’s market share to normalize at a lower level than we previously expected. While our ongoing analysis has lowered our assessment of intrinsic value for the company, it has not changed our assessment that Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce over our long-term investment horizon. We continue to believe that Alibaba trades at a discount to intrinsic value and offers asymmetric reward-to-risk. However, given our most recent analysis, it no longer justified the same degree of capital allocation relative to other opportunities. We trimmed the position and allocated the proceeds to our existing holdings in Boeing, Disney, Illumina, and Salesforce.

Founded in 2013, CRISPR Therapeutics (“CRSP”) is a leading gene editing company, based in Switzerland. CRISPR, an acronym for “Clustered Regularly Interspaced Short Palindromic Repeats,” is a naturally occurring defense mechanism that protects bacteria against viral infections. Functioning as a “molecular scissors,” the process enables the bacteria to cut viral DNA, thereby disabling the virus. Dr. Emmanuelle Charpentier, a CRSP co-founder, elucidated the mechanism and developed a methodology to adapt and simplify its use for human gene therapy — for which she and a collaborator were awarded the 2020 Nobel Prize in Chemistry. The resulting gene editing technology enables precise alteration of DNA that can “silence” or correct undesirable sequences, potentially enabling a next generation of curative therapies for genetic diseases. Today, the company is focused on developing transformative gene-based medicines for serious diseases in areas including hemoglobinopathies (a group of inherited blood disorders including sickle cell disease), oncology, regenerative medicine, and rare diseases. A new purchase in the second quarter of 2021, CRSP reported financial results that demonstrated continued progress across its clinical and pre-clinical therapies, including the expectation for year-end 2022 regulatory filings for its CTX001 therapy for blood disorders including sickle cell disease. In October 2021, the company reported that its CTX110 CAR-T program, which uses the body’s own immune system to fight cancer, showed good Phase 1 safety results that were comparable to but less efficacious than competing autologous therapies. While the numbers appeared below peer results, they showed promise and potential for the company to improve the results by refining its dosing regimen. CRSP’s therapy also remains differentiated from autologous therapies which are patient-specific and can only be used to treat a single patient, while CRSP’s allogenic “off-the-shelf” CAR-T therapies can be derived from a single healthy donor and then used to treat many patients. While the results could impact the timing of potential approval and ultimate market share opportunity for its CAR-T therapies, they

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

do not impact our assessment of the quality of CRSP’s platform, and we continue to expect the company to realize significant value from its CAR-T program. We took advantage of near-term price weakness to add to our holdings during the period. While CRSP has a number of therapies currently undergoing clinical trials, it has not yet commercialized any therapies and remains pre-revenue. However, at scale, we believe the company can attain the economics of a successful biotech company, including operating margins that could exceed 40% and cash flow returns on investment that substantially exceed its cost of capital. We believe the expectations embedded in CRSP’s market price substantially underestimate the potential of its curative therapies, its ability to rapidly innovate, and its structural advantages in the development process that should lift its probability of success compared to traditional biopharmaceutical therapies. We believe management is executing on a sound investment strategy that we expect will eventually generate meaningful free cash flow growth that is not reflected in current expectations. As a result, we believe the company is selling at a substantial discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity.

Outlook

The Natixis U.S. Equity Opportunities Fund is composed of two separate segments combining the value expertise of Harris Associates with the growth expertise of Loomis Sayles. The two segments have common investment philosophies and a rigorous long-term, bottom-up research process focused on high quality businesses trading at a significant discount to intrinsic value. Coming out of the pandemic-driven selloff in 2020, the market’s appetite for risk and infatuation with companies benefiting from the “work from home” environment has been most analogous to behavior observed in the dot-com era of the late 1990s and early 2000s and the financial crisis and energy bubble in 2008. The thesis for each investment, almost by definition, differs from consensus. The fund managers have maintained, and continue to maintain, temperament and discipline, and monitor any new information to constantly challenge those theses. The managers are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2011 through December 31, 2021

19  |

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Meta Platforms, Inc., Class A	4.48%
2	Alphabet, Inc., Class A	4.12%
3	NVIDIA Corp.	3.53%
4	Amazon.com, Inc.	3.13%
5	Regeneron Pharmaceuticals, Inc.	2.80%
6	Ally Financial, Inc.	2.43%
7	EOG Resources, Inc.	2.12%
8	Capital One Financial Corp.	2.10%
9	Boeing Co. (The)	2.06%
10	Charles Schwab Corp. (The)	2.06%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — December 31, 20214

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y
NAV	23.48%	18.69%	17.70%	—%	0.92%	0.92%

Class A
NAV	23.14	18.40	17.40	—	1.17	1.17
With 5.75% Maximum Sales Charge	16.07	17.00	16.71	—

Class C
NAV	22.27	17.52	16.70	—	1.92	1.92
With CDSC[1]	21.27	17.52	16.70	—

Class N (Inception 5/1/17)
NAV	23.53	—	—	18.17	1.13	0.84

Comparative Performance
S&P 500® Index[2]	28.71	18.47	16.55	18.02
Russell 1000® Index[3]	26.45	18.43	16.54	17.96

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  20

VAUGHAN NELSON MID CAP FUND

Managers	Symbols

Dennis G. Alff, CFA®	Class A VNVAX

Chad D. Fargason	Class C VNVCX

Chris D. Wallis, CFA®	Class N VNVNX

Vaughan Nelson Investment Management, L.P.	Class Y VNVYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2021, the equity market continued to recover from the global pandemic. Buoyed by a new round of stimulus checks and an accelerated rollout of Covid-19 vaccines, cyclical sectors and securities with high beta and high short interest led the equity market to new all-time highs. As we moved through the fiscal year, growth stocks resumed their leadership over value. The leadership shift to larger cap equities with growth characteristics is consistent with the modest decline in Treasury yields and flattening yield curve. As we neared the fiscal year-end, returns were mixed as global equity markets grappled with slowing economic growth, rising energy prices, and material supply chain disruptions, offset by falling Covid cases and improving employment conditions. With rising inflationary pressures becoming a political issue, the US Federal Reserve began modestly reducing their Quantitative Easing purchases and provided forward guidance that interest rate increases are on the horizon. Inflationary pressures have peaked in the US and emerging markets but continue to rise in Europe. Although upward pressure on inflation is easing, inflation remains at elevated levels and may limit monetary policy support going forward.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Vaughan Nelson Mid Cap Fund returned 21.65% at net asset value. The Fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 28.34%.

Explanation of Fund Performance

The largest contributor to underperformance was the Fund’s consumer discretionary names. Leslie’s, Inc. was a relative detractor. Leslie’s is a provider of pool supplies and chemicals in the US, with a network of nearly 1,000 stores. While earnings were strongly revised higher throughout the year, the stock suffered from private equity sponsor selling. With the December secondary offering, the company concurrently announced a share buyback to absorb more than half the offering. We believe this should begin to relieve the sponsor overhang in 2022.

Selection within materials, namely FMC Corporation, was a relative detractor. FMC is a leading agricultural sciences company making insecticides, herbicides, and fungicides for crops. The company experienced price/cost pressures during the year but exited the fourth quarter with positive momentum.

A significant underweight to real estate, an outperforming sector, meaningfully impacted relative returns.

Information technology was a negative contributor driven by an overweight position and stock selection. Alliance Data Systems Corporation (ADS) was the most challenged name. ADS is a provider of private label credit cards, promotional financings and savings products. The company underwent a spinoff of Loyalty Ventures to create value, but still lagged its peers as the market doubts its longer-term receivables growth targets and worries about the threat of alternatives such as buy-now-pay-later. The company is also classified in a different sector than its peers.

Health care underperformance was driven by security selection. Within the sector, Aveanna Healthcare Holdings Inc. is a provider of home health solutions, with a focus on pediatric patients. The stock underperformed as the sector was under pressure due to labor difficulties, and Aveanna is also a new issue.

Financials outperformed, with Athene Holding Ltd. Class A the strongest name. Athene was acquired by Apollo during the year and benefited from Apollo’s newly stated goal of $1 trillion in AUM by 2026, a doubling of its current asset base.

Security selection within industrials aided performance, with WillScot Mobile Mini Holdings Corp. Class A the strongest performer. The company provides modular space and portable storage products including temporary workspace, furniture rental, and facilities services. The company held an investor day with a bullish outlook, and a final sponsor stock sale allowed the stock to lift off.

21  |

Energy was a positive relative sector, primarily due to Pioneer Natural Resources Company. Pioneer is an oil & gas exploration and production company with a focus in the Permian basin. The company completed two big mergers, then benefited from a commitment to no more deals, capital return, and rising oil prices throughout the year.

Utilities was the final outperforming sector due in part to Evergy, Inc. Evergy is a regulated utility that provides electric services to Kansas and Missouri. The company has activist involvement and benefited from strong execution.

Outlook

Economic growth continues to slow, and we expect supporting data to become visible as we exit the first quarter and move through the second quarter of 2022. As monetary policy becomes incrementally more restrictive, it is important for inflationary pressures to ease faster than economic growth so that real growth can remain supportive of equity markets. Should economic growth slow more quickly than inflation, earnings estimates and equity valuations may come under pressure in the first half of 2022.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2011 through December 31, 2021

See notes to chart on page 23.

|  22

VAUGHAN NELSON MID CAP FUND

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Motorola Solutions, Inc.	4.82%
2	Performance Food Group Co.	3.70%
3	Skechers U.S.A., Inc., Class A	3.45%
4	Elanco Animal Health, Inc.	3.38%
5	Avantor, Inc.	2.93%
6	Leslie's, Inc.	2.78%
7	Sotera Health Co.	2.72%
8	WillScot Mobile Mini Holdings Corp.	2.67%
9	Nexstar Media Group, Inc., Class A	2.65%
10	Crown Holdings, Inc.	2.50%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — December 31, 20213

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net

Class Y
NAV	21.65%	10.87%	12.13%	—%	0.99%	0.90%

Class A
NAV	21.32	10.58	11.84	—	1.24	1.15
With 5.75% Maximum Sales Charge	14.34	9.28	11.18	—

Class C
NAV	20.44	9.76	11.18	—	1.99	1.90
With CDSC[1]	19.44	9.76	11.18	—

Class N (Inception 5/1/13)
NAV	21.70	10.96	—	10.60	0.89	0.85

Comparative Performance
Russell Midcap® Value Index[2]	28.34	11.22	13.44	11.66

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

23  |

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols

Chris D. Wallis, CFA®	Class A NEFJX

Stephen Davis, CFA®	Class C NEJCX

Vaughan Nelson Investment Management, L.P.	Class N VSCNX
Class Y NEJYX

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2021, the equity market continued to recover from the global pandemic. Buoyed by a new round of stimulus checks and an accelerated rollout of Covid-19 vaccines, cyclical sectors and securities with high beta and high short interest led the equity market to new all-time highs. As we moved through the fiscal year, growth stocks resumed their leadership over value. The leadership shift to larger cap equities with growth characteristics is consistent with the modest decline in Treasury yields and flattening yield curve. As we neared the fiscal year-end, returns were mixed as global equity markets grappled with slowing economic growth, rising energy prices, and material supply chain disruptions offset by falling Covid cases and improving employment conditions. With rising inflationary pressures becoming a political issue, the US Federal Reserve began modestly reducing their Quantitative Easing purchases and provided forward guidance that interest rate increases are on the horizon. Inflationary pressures have peaked in the US and emerging markets but continue to rise in Europe. Although upward pressure on inflation is easing, inflation remains at elevated levels and may limit monetary policy support going forward.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Vaughan Nelson Small Cap Value Fund returned 30.61% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 28.27%.

Explanation of Fund Performance

The largest contributor to outperformance was healthcare, driven by security selection. Within the sector, Syneos Health, Inc. Class A drove the outperformance due to continued strength in their backlog of core clinical contract outsourcing business combined with industry strength with respect to biotech funding levels.

Information technology (IT) was a significant contributor, driven by an overweight position and stock selection. ExlService Holdings, Inc. led the way, resulting from strong third quarter 2021 execution on booked business, strong (95%) revenue visibility into 2022 and the continued secular shift for enterprise clients to outsource core operations to the company to save money and gain operational efficiency.

The Fund’s consumer discretionary names outperformed the sector, with International Game Technology PLC the largest contributor due primarily to strength in i-Lottery and sports betting industry assets that drove a re-rating of the stock by the market. Higher cash flow generation by the company also led to a significant reduction in net leverage from previously high levels.

Financials outperformed, with LPL Financial Holdings Inc. the strongest name because of a rise in equity markets driving higher assets under management and the market anticipating higher interest rates, which would increase the spread earned by the company on their client’s cash balances.

Utilities was the final outperforming sector, due in part to the Fund’s underweight position.

The largest detractor from returns was a significant underweight to real estate, an outperforming benchmark sector.

Both an overweight to and security selection within industrials hampered performance, with Ritchie Bros. Auctioneers the worst performer

Ritchie Bros. Auctioneers underperformed due to supply chain constraints limiting the amount of auction inventory (industrial capital equipment) the company could aggregate as owners of equipment were holding on to older assets longer. This led to lower earnings growth than the market anticipated.

Energy was a negative relative sector, primarily due to TechnipFMC Plc, which underperformed due to a pullback in natural gas prices throughout the world and a milder winter in Europe. Further, oil retreated from its 2021 highs made in October 2021.

|  24

VAUGHAN NELSON SMALL CAP VALUE FUND

The communication services underperformance was driven by security selection. Sinclair Broadcast Group, Inc. Class A was the most challenged name. The Delta and Omicron virus waves led to changes in sports viewing schedules, which is one of the primary revenue sources for the company as it owns several regional sports networks.

Security selection within a disappointing consumer staples sector detracted from returns led by Performance Food Group Company. The stock underperformed due to inflation effects as the company lags price increases by 1–2 quarters, as well as a deal with CoreMark that the market is waiting to see demonstrable benefits from.

Lastly, selection within materials, namely Axalta Coating Systems Ltd., was a relative detractor due to lower auto production volumes resulting in decreased demand for Axalta paint, combined with margin pressure due to inflation which the company mitigates with price increases on a 1–2 quarter lag.

Outlook

Economic growth continues to slow, and we expect supporting data to become visible as we exit the first quarter and move through the second quarter of 2022. As monetary policy becomes incrementally more restrictive, it is important for inflationary pressures to ease faster than economic growth so that real growth can remain supportive of equity markets. Should economic growth slow more quickly than inflation, earnings estimates and equity valuations may come under pressure in the first half of 2022.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2011 through December 31, 2021

25  |

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Insight Enterprises, Inc.	3.50%
2	Element Solutions, Inc.	3.41
3	ExlService Holdings, Inc.	2.98
4	Syneos Health, Inc.	2.86
5	Molina Healthcare, Inc.	2.77
6	ASGN, Inc.	2.58
7	LPL Financial Holdings, Inc.	2.45
8	Performance Food Group Co.	2.40
9	Capri Holdings Ltd.	2.35
10	Chemours Co. (The)	2.09

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — December 31, 20213

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net

Class Y
NAV	30.61%	10.15%	13.09%	—%	1.23%	1.00%

Class A
NAV	30.24	9.86	12.80	—	1.48	1.25
With 5.75% Maximum Sales Charge	22.74	8.56	12.13	—

Class C
NAV	29.45	9.05	12.12	—	2.23	2.00
With CDSC[1]	28.62	9.05	12.12	—

Class N (Inception 5/1/17)
NAV	30.64	—	—	11.13	6.49	0.95

Comparative Performance
Russell 2000® Value Index[2]	28.27	9.07	12.03	9.54

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  26

ADDITIONAL INFORMATION

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

27  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2021 through December 31, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$912.30	$5.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$909.70	$9.39
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$914.20	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$913.90	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  28

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$1,065.30	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,061.50	$9.35
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class N
Actual	$1,000.00	$1,067.10	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82
Class Y
Actual	$1,000.00	$1,067.00	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$956.80	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$953.20	$9.35
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class N
Actual	$1,000.00	$958.20	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Class Y
Actual	$1,000.00	$957.70	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 0.85% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

29  |

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$1,038.20	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$1,034.60	$9.59
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50
Class N
Actual	$1,000.00	$1,039.80	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18
Class Y
Actual	$1,000.00	$1,039.60	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.12%, 1.87%, 0.82% and 0.87% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON MID CAP FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$1,034.80	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$1,031.10	$9.73
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class N
Actual	$1,000.00	$1,036.80	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Class Y
Actual	$1,000.00	$1,036.60	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 0.85% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD 7/1/2021 – 12/31/2021*
Class A
Actual	$1,000.00	$1,082.00	$6.56
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Class C
Actual	$1,000.00	$1,078.50	$10.48
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16
Class N
Actual	$1,000.00	$1,083.70	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class Y
Actual	$1,000.00	$1,083.90	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00%, 0.95% and 1.00% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

31  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles International Growth Fund

Shares	Description	Value (†)
Common Stocks — 97.7% of Net Assets
	Argentina — 6.0%
1,032	MercadoLibre, Inc.(a)	$1,391,549

	Australia — 6.0%
33,026	WiseTech Global Ltd.	1,400,680

	Belgium — 2.1%
8,040	Anheuser-Busch InBev S.A.	484,731

	Brazil — 3.7%
306,396	Ambev S.A., ADR	857,909

	China — 25.7%
3,304	Alibaba Group Holding Ltd., Sponsored ADR(a)(b)	392,482
4,070	Baidu, Inc., Sponsored ADR(a)(b)	605,575
57,800	Budweiser Brewing Co. APAC Ltd., 144A	151,954
456,500	Dali Foods Group Co. Ltd., 144A	239,153
3,100	Kweichow Moutai Co. Ltd., Class A	998,693
3,517	NXP Semiconductors NV	801,102
22,000	Tencent Holdings Ltd.(b)	1,283,724
23,573	Trip.com Group Ltd., ADR(a)(b)	580,367
40,469	Vipshop Holdings Ltd., ADR(a)(b)	339,940
11,933	Yum China Holdings, Inc.	594,741

		5,987,731

	Denmark — 4.0%
8,249	Novo Nordisk A/S, Class B	926,576

	France — 5.0%
2,482	EssilorLuxottica S.A.	528,360
7,379	Sodexo S.A.	646,902

		1,175,262

	Germany — 3.3%
5,548	SAP SE	780,823

	Japan — 4.7%
4,100	FANUC Corp.	871,504
5,300	Unicharm Corp.	230,588

		1,102,092

	Macau — 0.9%
39,000	Galaxy Entertainment Group Ltd.(a)	202,316

	Netherlands — 5.7%
509	Adyen NV, 144A(a)	1,336,125

	Switzerland — 17.8%
6,639	CRISPR Therapeutics AG(a)	503,103
6,811	Nestle S.A., (Registered)	950,933
12,727	Novartis AG, (Registered)	1,118,347
3,830	Roche Holding AG	1,588,918

		4,161,301

	United Kingdom — 11.1%
6,459	Diageo PLC	353,152
17,805	Experian PLC	877,001
9,470	Reckitt Benckiser Group PLC	815,212
10,119	Unilever PLC	542,441

		2,587,806

	United States — 1.7%
4,226	Core Laboratories NV	94,282
9,810	Schlumberger NV	293,809

		388,091

	Total Common Stocks (Identified Cost $23,841,001)	22,782,992

Principal Amount	Description	Value (†)
Short-Term Investments — 1.6%
$382,811	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $382,811 on 1/03/2022 collateralized by $323,400 U.S. Treasury Inflation Indexed Note, 0.125% due 07/15/2030 valued at $390,573 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $382,811)	$382,811

	Total Investments — 99.3% (Identified Cost $24,223,812)	23,165,803
	Other assets less liabilities — 0.7%	159,888

	Net Assets — 100.0%	$23,325,691

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security invests in variable interest entities based in China. See Note 10 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $1,727,232 or 7.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2021

Pharmaceuticals	15.6%
Beverages	12.3
Software	9.3
Internet & Direct Marketing Retail	9.2
Hotels, Restaurants & Leisure	8.7
Interactive Media & Services	8.1
IT Services	5.7
Food Products	5.1
Household Products	4.5
Professional Services	3.8
Machinery	3.7
Semiconductors & Semiconductor Equipment	3.4
Personal Products	2.3
Textiles, Apparel & Luxury Goods	2.2
Biotechnology	2.1
Energy Equipment & Services	1.7
Short-Term Investments	1.6

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2021

Loomis Sayles International Growth Fund – (continued)

Currency Exposure Summary at December 31, 2021

United States Dollar	29.3%
Euro	18.4
Swiss Franc	15.7
British Pound	8.8
Hong Kong Dollar	8.1
Australian Dollar	6.0
Japanese Yen	4.7
Yuan Renminbi	4.3
Danish Krone	4.0

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2021

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 93.9% of Net Assets
	Aerospace & Defense — 0.9%
16,300	General Dynamics Corp.	$3,398,061

	Auto Components — 1.0%
81,700	BorgWarner, Inc.	3,682,219

	Automobiles — 1.6%
103,400	General Motors Co.(a)	6,062,342

	Banks — 6.4%
178,700	Bank of America Corp.	7,950,363
149,600	Citigroup, Inc.	9,034,344
143,045	Wells Fargo & Co.	6,863,299

		23,848,006

	Beverages — 3.9%
30,300	Constellation Brands, Inc., Class A	7,604,391
183,404	Keurig Dr Pepper, Inc.	6,760,271

		14,364,662

	Biotechnology — 1.9%
10,987	Regeneron Pharmaceuticals, Inc.(a)	6,938,510

	Capital Markets — 12.9%
92,600	Bank of New York Mellon Corp. (The)	5,378,208
124,000	Charles Schwab Corp. (The)	10,428,400
22,575	Goldman Sachs Group, Inc. (The)	8,636,066
49,000	Intercontinental Exchange, Inc.	6,701,730
60,657	KKR & Co., Inc.	4,518,947
8,005	Moody’s Corp.	3,126,593
4,210	S&P Global, Inc.	1,986,825
76,943	State Street Corp.	7,155,699

		47,932,468

	Consumer Finance — 8.0%
260,544	Ally Financial, Inc.	12,404,500
41,644	American Express Co.	6,812,958
73,305	Capital One Financial Corp.	10,635,823

		29,853,281

	Electronic Equipment, Instruments & Components — 1.5%
35,747	TE Connectivity Ltd.	5,767,421

	Entertainment — 3.2%
13,855	Netflix, Inc.(a)	8,346,806
20,400	Take-Two Interactive Software, Inc.(a)	3,625,488

		11,972,294

	Health Care Providers & Services — 6.3%
62,866	CVS Health Corp.	6,485,257
32,407	HCA Healthcare, Inc.	8,326,006
18,345	Humana, Inc.	8,509,512

		23,320,775

	Hotels, Restaurants & Leisure — 4.3%
3,405	Booking Holdings, Inc.(a)	8,169,378
50,545	Hilton Worldwide Holdings, Inc.(a)	7,884,515

		16,053,893

	Industrial Conglomerates — 1.3%
51,625	General Electric Co.	4,877,014

	Insurance — 4.6%
143,895	American International Group, Inc.	8,181,870
47,212	Reinsurance Group of America, Inc.	5,169,242
16,315	Willis Towers Watson PLC	3,874,649

		17,225,761

	Interactive Media & Services — 6.0%
4,529	Alphabet, Inc., Class A(a)	13,120,694
	Interactive Media & Services — continued
27,155	Meta Platforms, Inc., Class A(a)	$9,133,584

		22,254,278

	Internet & Direct Marketing Retail — 2.1%
93,211	eBay, Inc.	6,198,531
196,930	Qurate Retail, Inc., Class A	1,496,668

		7,695,199

	IT Services — 8.8%
19,320	Automatic Data Processing, Inc.	4,763,926
182,200	DXC Technology Co.(a)	5,865,018
77,600	Fiserv, Inc.(a)	8,054,104
27,959	Gartner, Inc.(a)	9,347,253
4,460	MasterCard, Inc., Class A	1,602,567
14,105	Visa, Inc., Class A	3,056,694

		32,689,562

	Machinery — 1.8%
14,705	Cummins, Inc.	3,207,749
40,900	PACCAR, Inc.	3,609,834

		6,817,583

	Media — 3.7%
11,409	Charter Communications, Inc., Class A(a)	7,438,326
127,700	Comcast Corp., Class A	6,427,141

		13,865,467

	Oil, Gas & Consumable Fuels — 8.2%
261,517	APA Corp.	7,032,192
105,331	ConocoPhillips	7,602,791
48,248	Diamondback Energy, Inc.	5,203,547
120,924	EOG Resources, Inc.	10,741,679

		30,580,209

	Real Estate Management & Development — 1.1%
38,200	CBRE Group, Inc., Class A(a)	4,145,082

	Software — 1.5%
20,576	Workday, Inc., Class A(a)	5,620,952

	Tobacco — 1.6%
122,469	Altria Group, Inc.	5,803,806

	Wireless Telecommunication Services — 1.3%
40,870	T-Mobile US, Inc.(a)	4,740,103

	Total Common Stocks (Identified Cost $239,400,200)	349,508,948

Principal Amount
Short-Term Investments — 5.4%
$20,224,080	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $20,224,080 on 1/03/2022 collateralized by $14,758,200 U.S. Treasury Bond, 4.500% due 5/15/2038 valued at $20,628,613 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $20,224,080)	20,224,080

	Total Investments — 99.3% (Identified Cost $259,624,280)	369,733,028
	Other assets less liabilities — 0.7%	2,433,397

	Net Assets — 100.0%	$372,166,425

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2021

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2021

Capital Markets	12.9%
IT Services	8.8
Oil, Gas & Consumable Fuels	8.2
Consumer Finance	8.0
Banks	6.4
Health Care Providers & Services	6.3
Interactive Media & Services	6.0
Insurance	4.6
Hotels, Restaurants & Leisure	4.3
Beverages	3.9
Media	3.7
Entertainment	3.2
Internet & Direct Marketing Retail	2.1
Other Investments, less than 2% each	15.5
Short-Term Investments	5.4

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2021

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 96.9% of Net Assets
	Australia — 2.0%
508,300	Brambles Ltd.	$3,932,373
668,820	Orica Ltd.	6,669,647

		10,602,020

	Belgium — 2.0%
175,700	Anheuser-Busch InBev S.A.	10,592,944

	Canada — 1.9%
115,700	Open Text Corp.	5,491,623
80,199	Restaurant Brands International, Inc.	4,866,475

		10,358,098

	China — 5.0%
729,300	Alibaba Group Holding Ltd.(a)	10,717,486
126,975	Prosus NV	10,516,705
45,646	Trip.com Group Ltd.(a)	1,119,539
543,696	Vipshop Holdings Ltd., ADR(a)	4,567,047

		26,920,777

	Finland — 0.7%
102,500	UPM-Kymmene OYJ	3,899,981

	France — 12.5%
326,305	Accor S.A.(a)	10,576,657
269,491	BNP Paribas S.A.(b)	18,632,884
14,600	Capgemini SE	3,578,175
111,600	Danone S.A.	6,936,995
130,198	Publicis Groupe S.A.	8,771,965
261,612	Valeo S.A.	7,889,269
190,400	Worldline S.A., 144A(a)	10,597,694

		66,983,639

	Germany — 24.4%
76,810	Allianz SE, (Registered)	18,116,300
371,130	Bayer AG, (Registered)	19,819,931
167,900	Bayerische Motoren Werke AG	16,797,089
139,959	Continental AG(a)	14,704,852
172,114	Daimler AG, (Registered)	13,150,223
115,907	Daimler Truck Holding AG(a)	4,260,991
161,900	Fresenius Medical Care AG & Co. KGaA	10,495,685
198,500	Fresenius SE & Co. KGaA	7,978,387
81,900	Henkel AG & Co. KGaA	6,384,195
62,900	SAP SE	8,852,515
822,300	thyssenkrupp AG(a)	9,008,785
26,511	Vitesco Technologies Group AG, Class A(a)	1,300,124

		130,869,077

	India — 1.0%
620,975	Axis Bank Ltd.(a)	5,642,961

	Indonesia — 0.7%
7,495,500	Bank Mandiri Persero Tbk PT	3,701,122

	Ireland — 1.4%
68,638	Ryanair Holdings PLC, Sponsored ADR(a)	7,023,727
24,200	Ryanair Holdings PLC(a)	419,054

		7,442,781

	Italy — 3.2%
6,667,700	Intesa Sanpaolo SpA	17,222,157

	Japan — 1.9%
145,200	Komatsu Ltd.	3,395,645
363,900	Toyota Motor Corp.	6,725,813

		10,121,458

	Korea — 1.2%
19,750	NAVER Corp.(a)	6,269,071

	Mexico — 1.1%
621,800	Grupo Televisa SAB, Sponsored ADR	$5,826,266

	Netherlands — 2.2%
129,544	EXOR NV	11,596,474

	South Africa — 0.7%
25,788	Naspers Ltd., N Shares	4,002,582

	Spain — 1.6%
123,630	Amadeus IT Group S.A.(a)	8,365,329

	Sweden — 4.7%
516,655	H & M Hennes & Mauritz AB, B Shares	10,137,859
334,800	SKF AB, B Shares	7,917,925
298,300	Volvo AB, B Shares	6,898,631

		24,954,415

	Switzerland — 12.2%
8,200	Cie Financiere Richemont S.A., (Registered)	1,225,366
1,767,639	Credit Suisse Group AG, (Registered)(b)	17,138,354
3,067,780	Glencore PLC(b)	15,631,191
214,521	Holcim Ltd., (Registered)	10,910,330
118,500	Novartis AG, (Registered)	10,412,829
12,900	Roche Holding AG	5,351,709
15,299	Swatch Group AG (The)	4,659,095

		65,328,874

	United Kingdom — 16.5%
716,392	CNH Industrial NV	13,850,865
218,100	Compass Group PLC(a)	4,910,235
568,377	Informa PLC(a)	3,979,535
350,432	Liberty Global PLC, Class A(a)	9,720,984
30,524,500	Lloyds Banking Group PLC	19,822,345
2,182,200	NatWest Group PLC	6,682,583
325,700	Prudential PLC	5,632,279
52,800	Reckitt Benckiser Group PLC	4,545,215
1,165,300	Rolls-Royce Holdings PLC(a)	1,945,044
162,989	Schroders PLC	7,867,052
148,400	Smiths Group PLC	3,176,543
407,500	WPP PLC	6,205,298

		88,337,978

	Total Common Stocks (Identified Cost $490,568,124)	519,038,004

Preferred Stocks — 1.3%
Non-Convertible Preferred Stocks — 1.3%
	Korea — 1.3%
114,600	Samsung Electronics Co. Ltd., 1.530%, (KRW) (Identified Cost $6,734,682)	6,851,437

Principal Amount
Short-Term Investments – 1.0%
$5,581,234	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $5,581,234 on 1/03/2022 collateralized by $4,090,300 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $5,692,867 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,581,234)	5,581,234

	Total Investments — 99.2% (Identified Cost $502,884,040)	531,470,675
	Other assets less liabilities — 0.8%	4,398,273

	Net Assets — 100.0%	$535,868,948

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2021

Natixis Oakmark International Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $10,597,694 or 2.0% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF	Swiss Franc
KRW	South Korean Won

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	6/15/2022	CHF	$6,786,000	$7,388,913	$7,483,240	$(94,327)

Industry Summary at December 31, 2021

Banks	13.3%
Automobiles	6.9
Machinery	6.8
Pharmaceuticals	6.7
Internet & Direct Marketing Retail	5.5
Capital Markets	4.7
Media	4.6
Metals & Mining	4.6
Insurance	4.5
Auto Components	4.4
IT Services	4.2
Hotels, Restaurants & Leisure	4.0
Health Care Providers & Services	3.5
Software	2.6
Diversified Financial Services	2.2
Household Products	2.0
Construction Materials	2.0
Beverages	2.0
Other Investments, less than 2% each	13.7
Short-Term Investments	1.0

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

Currency Exposure Summary at December 31, 2021

Euro	51.3%
British Pound	15.0
Swiss Franc	9.3
United States Dollar	6.9
Swedish Krona	4.7
South Korean Won	2.5
Hong Kong Dollar	2.2
Australian Dollar	2.0
Other, less than 2% each	5.3

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2021

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 96.3% of Net Assets
	Aerospace & Defense — 2.1%
110,342	Boeing Co. (The)(a)	$22,214,052

	Air Freight & Logistics — 0.8%
66,796	Expeditors International of Washington, Inc.	8,970,035

	Automobiles — 1.2%
220,000	General Motors Co.(a)	12,898,600

	Banks — 4.7%
380,260	Bank of America Corp.	16,917,767
318,405	Citigroup, Inc.	19,228,478
304,400	Wells Fargo & Co.	14,605,112

		50,751,357

	Beverages — 4.8%
64,591	Constellation Brands, Inc., Class A	16,210,403
390,500	Keurig Dr Pepper, Inc.	14,393,830
213,493	Monster Beverage Corp.(a)	20,503,868

		51,108,101

	Biotechnology — 4.9%
74,446	Alnylam Pharmaceuticals, Inc.(a)	12,624,552
53,174	BioMarin Pharmaceutical, Inc.(a)	4,697,923
76,519	CRISPR Therapeutics AG(a)	5,798,610
47,623	Regeneron Pharmaceuticals, Inc.(a)	30,074,877

		53,195,962

	Capital Markets — 7.2%
263,945	Charles Schwab Corp. (The)	22,197,775
18,574	FactSet Research Systems, Inc.	9,027,150
104,300	Intercontinental Exchange, Inc.	14,265,111
15,718	MSCI, Inc.	9,630,261
115,433	SEI Investments Co.	7,034,487
163,700	State Street Corp.	15,224,100

		77,378,884

	Communications Equipment — 0.8%
133,363	Cisco Systems, Inc.	8,451,213

	Consumer Finance — 5.9%
549,000	Ally Financial, Inc.	26,137,890
88,500	American Express Co.	14,478,600
155,885	Capital One Financial Corp.	22,617,355

		63,233,845

	Energy Equipment & Services — 0.7%
255,577	Schlumberger NV	7,654,531

	Entertainment — 3.4%
29,510	Netflix, Inc.(a)	17,778,004
118,039	Walt Disney Co. (The)(a)	18,283,061

		36,061,065

	Health Care Equipment & Supplies — 0.6%
17,756	Intuitive Surgical, Inc.(a)	6,379,731

	Health Care Providers & Services — 3.3%
68,700	HCA Healthcare, Inc.	17,650,404
39,120	Humana, Inc.	18,146,203

		35,796,607

	Hotels, Restaurants & Leisure — 5.5%
7,245	Booking Holdings, Inc.(a)	17,382,421
107,400	Hilton Worldwide Holdings, Inc.(a)	16,753,326
113,726	Starbucks Corp.	13,302,530
113,077	Yum China Holdings, Inc.	5,635,758
40,738	Yum! Brands, Inc.	5,656,879

		58,730,914

	Household Products — 0.4%
56,019	Colgate-Palmolive Co.	$4,780,662

	Industrial Conglomerates — 1.0%
109,793	General Electric Co.	10,372,145

	Insurance — 2.5%
306,155	American International Group, Inc.	17,407,973
90,700	Reinsurance Group of America, Inc.	9,930,743

		27,338,716

	Interactive Media & Services — 10.1%
15,295	Alphabet, Inc., Class A(a)	44,310,227
5,763	Alphabet, Inc., Class C(a)	16,675,759
143,138	Meta Platforms, Inc., Class A(a)	48,144,466

		109,130,452

	Internet & Direct Marketing Retail — 3.8%
62,111	Alibaba Group Holding Ltd., Sponsored ADR(a)	7,378,166
10,109	Amazon.com, Inc.(a)	33,706,843

		41,085,009

	IT Services — 5.7%
16,981	Automatic Data Processing, Inc.	4,187,175
165,200	Fiserv, Inc.(a)	17,146,108
59,000	Gartner, Inc.(a)	19,724,880
94,470	Visa, Inc., Class A	20,472,594

		61,530,757

	Life Sciences Tools & Services — 1.2%
33,944	Illumina, Inc.(a)	12,913,655

	Machinery — 1.1%
34,297	Deere & Co.	11,760,098

	Media — 2.8%
24,385	Charter Communications, Inc., Class A(a)	15,898,289
271,880	Comcast Corp., Class A	13,683,720

		29,582,009

	Oil, Gas & Consumable Fuels — 5.0%
554,341	APA Corp.	14,906,229
224,200	ConocoPhillips	16,182,756
257,238	EOG Resources, Inc.	22,850,452

		53,939,437

	Pharmaceuticals — 2.9%
146,692	Novartis AG, Sponsored ADR	12,831,149
48,248	Novo Nordisk A/S, Sponsored ADR	5,403,776
247,251	Roche Holding AG, Sponsored ADR	12,780,404

		31,015,329

	Semiconductors & Semiconductor Equipment — 4.8%
129,010	NVIDIA Corp.	37,943,131
72,233	QUALCOMM, Inc.	13,209,249

		51,152,380

	Software — 8.3%
78,375	Autodesk, Inc.(a)	22,038,266
50,171	Microsoft Corp.	16,873,511
253,690	Oracle Corp.	22,124,305
56,864	salesforce.com, Inc.(a)	14,450,848
52,403	Workday, Inc., Class A(a)	14,315,452

		89,802,382

	Textiles, Apparel & Luxury Goods — 0.8%
422,554	Under Armour, Inc., Class A(a)	8,953,919

	Total Common Stocks (Identified Cost $627,148,616)	1,036,181,847

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2021

Natixis U.S. Equity Opportunities Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.6%
$17,204,118	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $17,204,118 on 1/03/2022 collateralized by $7,134,500 U.S. Treasury Bond, 4.250% due 11/15/2040 valued at $9,838,918; $5,515,500 U.S. Treasury Bond, 4.500% due 5/15/2038 valued at $7,709,417 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $17,204,118)	$17,204,118

	Total Investments — 97.9% (Identified Cost $644,352,734)	1,053,385,965
	Other assets less liabilities — 2.1%	22,444,831

	Net Assets — 100.0%	$1,075,830,796

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2021

Interactive Media & Services	10.1%
Software	8.3
Capital Markets	7.2
Consumer Finance	5.9
IT Services	5.7
Hotels, Restaurants & Leisure	5.5
Oil, Gas & Consumable Fuels	5.0
Biotechnology	4.9
Semiconductors & Semiconductor Equipment	4.8
Beverages	4.8
Banks	4.7
Internet & Direct Marketing Retail	3.8
Entertainment	3.4
Health Care Providers & Services	3.3
Pharmaceuticals	2.9
Media	2.8
Insurance	2.5
Aerospace & Defense	2.1
Other Investments, less than 2% each	8.6
Short-Term Investments	1.6

Total Investments	97.9
Other assets less liabilities	2.1

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2021

Vaughan Nelson Mid Cap Fund

Shares	Description	Value (†)
Common Stocks — 98.1% of Net Assets
	Banks — 3.2%
91,990	Bank of N.T. Butterfield & Son Ltd. (The)	$3,505,739
292,001	Huntington Bancshares, Inc.	4,502,655
86,270	PacWest Bancorp	3,896,816

		11,905,210

	Building Products — 1.0%
27,885	Allegion PLC	3,693,089

	Capital Markets — 5.0%
56,305	Ares Management Corp., Class A	4,575,908
129,117	Brightsphere Investment Group, Inc.	3,305,395
21,810	Nasdaq, Inc.	4,580,318
59,912	Raymond James Financial, Inc.	6,015,165

		18,476,786

	Chemicals — 4.2%
169,660	Axalta Coating Systems Ltd.(a)	5,619,139
68,940	FMC Corp.	7,575,816
22,920	LyondellBasell Industries NV, Class A	2,113,912

		15,308,867

	Commercial Services & Supplies — 1.1%
28,995	Republic Services, Inc.	4,043,353

	Communications Equipment — 4.8%
65,215	Motorola Solutions, Inc.	17,718,916

	Construction & Engineering — 2.7%
240,330	WillScot Mobile Mini Holdings Corp.(a)	9,815,077

	Consumer Finance — 1.6%
129,140	Synchrony Financial	5,990,805

	Containers & Packaging — 3.5%
16,845	Avery Dennison Corp.	3,648,122
83,080	Crown Holdings, Inc.	9,190,309

		12,838,431

	Diversified Consumer Services — 1.4%
58,520	Grand Canyon Education, Inc.(a)	5,015,749

	Electric Utilities — 3.7%
107,375	Alliant Energy Corp.	6,600,341
101,565	Evergy, Inc.	6,968,375

		13,568,716

	Electrical Equipment — 3.4%
48,100	AMETEK, Inc.	7,072,624
17,335	Hubbell, Inc.	3,610,360
52,800	nVent Electric PLC	2,006,400

		12,689,384

	Electronic Equipment, Instruments & Components — 2.0%
8,955	CDW Corp.	1,833,805
26,245	Keysight Technologies, Inc.(a)	5,419,855

		7,253,660

	Food & Staples Retailing — 3.7%
296,055	Performance Food Group Co.(a)	13,585,964

	Health Care Equipment & Supplies — 2.7%
13,210	Cooper Cos., Inc. (The)	5,534,198
56,390	Hologic, Inc.(a)	4,317,218

		9,851,416

	Health Care Providers & Services — 1.9%
954,755	Aveanna Healthcare Holdings, Inc.(a)	7,065,187

	Hotels, Restaurants & Leisure — 1.0%
96,600	Aramark	3,559,710

	Independent Power & Renewable Electricity Producers — 2.2%
360,695	Vistra Corp.	$8,213,025

	Insurance — 5.8%
14,140	Allstate Corp. (The)	1,663,571
31,520	Arthur J. Gallagher & Co.	5,347,998
104,180	Athene Holding Ltd., Class A(a)	8,681,320
51,870	Reinsurance Group of America, Inc.	5,679,246

		21,372,135

	IT Services — 3.8%
102,145	Alliance Data Systems Corp.	6,799,792
68,895	MAXIMUS, Inc.	5,488,865
121,030	SolarWinds Corp.	1,717,416

		14,006,073

	Life Sciences Tools & Services — 8.2%
16,005	Agilent Technologies, Inc.	2,555,198
255,490	Avantor, Inc.(a)	10,766,349
24,347	IQVIA Holdings, Inc.(a)	6,869,262
424,620	Sotera Health Co.(a)	9,999,801

		30,190,610

	Machinery — 2.0%
27,220	Crane Co.	2,769,091
54,485	Otis Worldwide Corp.	4,744,009

		7,513,100

	Media — 2.6%
64,505	Nexstar Media Group, Inc., Class A	9,738,965

	Metals & Mining — 0.9%
176,935	Constellium SE(a)	3,168,906

	Multi-Utilities — 3.7%
73,770	Ameren Corp.	6,566,267
107,375	CMS Energy Corp.	6,984,744

		13,551,011

	Oil, Gas & Consumable Fuels — 3.9%
47,660	Diamondback Energy, Inc.	5,140,131
50,230	Pioneer Natural Resources Co.	9,135,832

		14,275,963

	Pharmaceuticals — 3.4%
438,230	Elanco Animal Health, Inc.(a)	12,436,967

	Professional Services — 1.8%
24,075	CACI International, Inc., Class A(a)	6,481,231

	REITs – Diversified — 1.4%
465,365	New Residential Investment Corp.	4,984,059

	Semiconductors & Semiconductor Equipment — 1.4%
16,535	Analog Devices, Inc.	2,906,357
16,315	Entegris, Inc.	2,260,933

		5,167,290

	Software — 3.9%
492,102	N-Able, Inc.(a)	5,462,332
107,330	SS&C Technologies Holdings, Inc.	8,798,914

		14,261,246

	Specialty Retail — 2.8%
432,200	Leslie’s, Inc.(a)	10,225,852

	Textiles, Apparel & Luxury Goods — 3.4%
292,330	Skechers U.S.A., Inc., Class A(a)	12,687,122

	Total Common Stocks (Identified Cost $305,590,376)	360,653,875

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2021

Vaughan Nelson Mid Cap Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.0%
$7,086,204	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $7,086,204 on 1/03/2022 collateralized by $5,171,100 U.S. Treasury Bond, 4.500% due 5/15/2038 valued at $7,228,024 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,086,204)	$7,086,204

	Total Investments — 100.1% (Identified Cost $312,676,580)	367,740,079
	Other assets less liabilities — (0.1)%	(201,426)

	Net Assets — 100.0%	$367,538,653

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2021

Life Sciences Tools & Services	8.2%
Insurance	5.8
Capital Markets	5.0
Communications Equipment	4.8
Chemicals	4.2
Oil, Gas & Consumable Fuels	3.9
Software	3.9
IT Services	3.8
Food & Staples Retailing	3.7
Electric Utilities	3.7
Multi-Utilities	3.7
Containers & Packaging	3.5
Electrical Equipment	3.4
Textiles, Apparel & Luxury Goods	3.4
Pharmaceuticals	3.4
Banks	3.2
Specialty Retail	2.8
Health Care Equipment & Supplies	2.7
Construction & Engineering	2.7
Media	2.6
Independent Power & Renewable Electricity Producers	2.2
Machinery	2.0
Electronic Equipment, Instruments & Components	2.0
Other Investments, less than 2% each	13.5
Short-Term Investments	2.0

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2021

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 98.7% of Net Assets
	Banks — 7.7%
78,100	Cadence Bank	$2,326,599
119,570	Old National Bancorp	2,166,608
51,980	PacWest Bancorp	2,347,936
19,815	SouthState Corp.	1,587,380
41,770	United Bankshares, Inc.	1,515,416
46,285	United Community Banks, Inc.	1,663,483

		11,607,422

	Biotechnology — 0.6%
18,948	Emergent BioSolutions, Inc.(a)	823,670

	Building Products — 1.7%
13,135	Builders FirstSource, Inc.(a)	1,125,801
21,340	Gibraltar Industries, Inc.(a)	1,422,951

		2,548,752

	Capital Markets — 4.0%
17,985	Artisan Partners Asset Management, Inc., Class A	856,805
22,955	LPL Financial Holdings, Inc.	3,674,866
22,610	Moelis & Co., Class A	1,413,351

		5,945,022

	Chemicals — 7.5%
93,345	Chemours Co. (The)	3,132,658
210,815	Element Solutions, Inc.	5,118,588
27,525	FMC Corp.	3,024,723

		11,275,969

	Commercial Services & Supplies — 2.2%
35,040	Ritchie Bros. Auctioneers, Inc.	2,144,798
5,630	UniFirst Corp.	1,184,552

		3,329,350

	Electronic Equipment, Instruments & Components — 7.5%
19,815	Advanced Energy Industries, Inc.	1,804,354
13,300	Fabrinet(a)	1,575,651
38,485	II-VI, Inc.(a)	2,629,680
49,160	Insight Enterprises, Inc.(a)	5,240,456

		11,250,141

	Energy Equipment & Services — 0.6%
149,015	TechnipFMC PLC(a)	882,169

	Food & Staples Retailing — 2.4%
78,265	Performance Food Group Co.(a)	3,591,581

	Food Products — 1.5%
90,270	Nomad Foods Ltd.(a)	2,291,955

	Gas Utilities — 2.7%
29,360	Southwest Gas Holdings, Inc.	2,056,668
30,430	Spire, Inc.	1,984,645

		4,041,313

	Health Care Equipment & Supplies — 1.3%
26,310	Hologic, Inc.(a)	2,014,294

	Health Care Providers & Services — 2.8%
13,050	Molina Healthcare, Inc.(a)	4,150,944

	Hotels, Restaurants & Leisure — 4.2%
51,180	Bally’s Corp.(a)	1,947,911
73,330	Everi Holdings, Inc.(a)	1,565,596
97,529	International Game Technology PLC	2,819,563

		6,333,070

	Household Durables — 1.6%
16,575	Installed Building Products, Inc.	2,315,859

	Insurance — 5.5%
37,110	Brown & Brown, Inc.	2,608,091
	Insurance — continued
32,610	First American Financial Corp.	$2,551,080
28,930	Selective Insurance Group, Inc.	2,370,524
85,380	Trean Insurance Group, Inc.(a)	760,736

		8,290,431

	IT Services — 4.4%
30,880	ExlService Holdings, Inc.(a)	4,470,497
24,735	WNS Holdings Ltd., ADR(a)	2,182,122

		6,652,619

	Life Sciences Tools & Services — 3.9%
37,695	Avantor, Inc.(a)	1,588,467
41,690	Syneos Health, Inc.(a)	4,280,729

		5,869,196

	Machinery — 4.6%
13,880	Alamo Group, Inc.	2,042,858
69,455	Federal Signal Corp.	3,010,180
29,865	SPX Corp.(a)	1,782,343

		6,835,381

	Media — 2.8%
76,130	Sinclair Broadcast Group, Inc., Class A	2,012,116
120,935	TEGNA, Inc.	2,244,554

		4,256,670

	Oil, Gas & Consumable Fuels — 3.5%
48,135	Antero Resources Corp.(a)	842,363
86,460	Comstock Resources, Inc.(a)	699,461
52,920	Ovintiv, Inc.	1,783,404
20,860	PDC Energy, Inc.	1,017,551
185,370	Southwestern Energy Co.(a)	863,824

		5,206,603

	Personal Products — 1.7%
239,870	Coty, Inc., Class A(a)	2,518,635

	Professional Services — 6.5%
31,360	ASGN, Inc.(a)	3,869,824
11,425	CACI International, Inc., Class A(a)	3,075,724
18,240	FTI Consulting, Inc.(a)	2,798,381

		9,743,929

	Road & Rail — 2.6%
11,985	Landstar System, Inc.	2,145,555
5,150	Saia, Inc.(a)	1,735,704

		3,881,259

	Semiconductors & Semiconductor Equipment — 5.4%
11,600	CMC Materials, Inc.	2,223,604
31,415	Ichor Holdings Ltd.(a)	1,446,032
17,250	MKS Instruments, Inc.	3,004,433
24,135	Ultra Clean Holdings, Inc.(a)	1,384,384

		8,058,453

	Textiles, Apparel & Luxury Goods — 2.4%
54,180	Capri Holdings Ltd.(a)	3,516,824

	Trading Companies & Distributors — 7.1%
27,535	Beacon Roofing Supply, Inc.(a)	1,579,132
28,930	GATX Corp.	3,014,217
28,080	Rush Enterprises, Inc., Class A	1,562,371
103,585	Univar Solutions, Inc.(a)	2,936,635
5,080	Watsco, Inc.	1,589,430

		10,681,785

	Total Common Stocks (Identified Cost $123,342,022)	147,913,296

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2021

Vaughan Nelson Small Cap Value Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.6%
$2,415,684	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $2,415,684 on 1/03/2022 collateralized by $1,762,900 U.S. Treasury Bond, 4.500% due 5/15/2038 valued at $2,464,134 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,415,684)	$2,415,684

	Total Investments — 100.3% (Identified Cost $125,757,706)	150,328,980
	Other assets less liabilities — (0.3)%	(432,966)

	Net Assets — 100.0%	$149,896,014

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2021

Banks	7.7%
Chemicals	7.5
Electronic Equipment, Instruments & Components	7.5
Trading Companies & Distributors	7.1
Professional Services	6.5
Insurance	5.5
Semiconductors & Semiconductor Equipment	5.4
Machinery	4.6
IT Services	4.4
Hotels, Restaurants & Leisure	4.2
Capital Markets	4.0
Life Sciences Tools & Services	3.9
Oil, Gas & Consumable Fuels	3.5
Media	2.8
Health Care Providers & Services	2.8
Gas Utilities	2.7
Road & Rail	2.6
Food & Staples Retailing	2.4
Textiles, Apparel & Luxury Goods	2.4
Commercial Services & Supplies	2.2
Other Investments, less than 2% each	9.0
Short-Term Investments	1.6

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities

December 31, 2021

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Natixis U.S. Equity Opportunities Fund
ASSETS
Investments at cost	$24,223,812	$259,624,280	$502,884,040	$644,352,734
Net unrealized appreciation (depreciation)	(1,058,009)	110,108,748	28,586,635	409,033,231

Investments at value	23,165,803	369,733,028	531,470,675	1,053,385,965
Cash	—	37,527	—	86,407
Foreign currency at value (identified cost $27,044, $0, $11,947 and $0, respectively)	27,091	—	11,949	—
Receivable for Fund shares sold	474	3,447,221	1,084,997	667,060
Receivable for securities sold	128,184	—	33,225	44,608,842
Dividends receivable	33,310	286,612	70,767	299,987
Tax reclaims receivable	25,754	36,194	4,349,440	575,999
Prepaid expenses (Note 9)	1	19	33	63

TOTAL ASSETS	23,380,617	373,540,601	537,021,086	1,099,624,323

LIABILITIES
Payable for securities purchased	—	—	142,505	22,242,085
Payable for Fund shares redeemed	—	347,103	173,558	125,022
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	94,327	—
Foreign taxes payable (Note 2)	—	—	204,198	—
Management fees payable (Note 6)	1,953	208,207	246,640	677,734
Deferred Trustees’ fees (Note 6)	3,065	742,483	141,600	587,074
Administrative fees payable (Note 6)	838	13,081	19,054	38,359
Payable to distributor (Note 6d)	16	1,267	11,131	3,103
Audit and tax services fees payable	42,287	41,106	42,412	42,112
Other accounts payable and accrued expenses	6,767	20,929	76,713	78,038

TOTAL LIABILITIES	54,926	1,374,176	1,152,138	23,793,527

NET ASSETS	$23,325,691	$372,166,425	$535,868,948	$1,075,830,796

NET ASSETS CONSIST OF:
Paid-in capital	$24,915,060	$264,080,538	$618,395,713	$631,467,096
Accumulated earnings (loss)	(1,589,369)	108,085,887	(82,526,765)	444,363,700

NET ASSETS	$23,325,691	$372,166,425	$535,868,948	$1,075,830,796

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$112,615	$222,434,752	$152,899,962	$733,423,258

Shares of beneficial interest	11,764	7,659,392	10,095,662	17,007,787

Net asset value and redemption price per share	$9.57	$29.04	$15.15	$43.12

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.15	$30.81	$16.07	$45.75

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$38,321	$50,042,066	$69,334,988	$57,491,976

Shares of beneficial interest	4,029	2,129,686	4,665,960	2,635,266

Net asset value and offering price per share	$9.51	$23.50	$14.86	$21.82

Class N shares:
Net assets	$22,952,510	$681,854	$703,657	$177,216

Shares of beneficial interest	2,395,482	21,906	46,647	3,273

Net asset value, offering and redemption price per share	$9.58	$31.13	$15.08	$54.14

Class Y shares:
Net assets	$222,245	$99,007,753	$312,930,341	$284,738,346

Shares of beneficial interest	23,197	3,189,957	20,766,145	5,273,688

Net asset value, offering and redemption price per share	$9.58	$31.04	$15.07	$53.99

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities (continued)

December 31, 2021

	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
ASSETS
Investments at cost	$312,676,580	$125,757,706
Net unrealized appreciation	55,063,499	24,571,274

Investments at value	367,740,079	150,328,980
Receivable for Fund shares sold	54,565	74,457
Dividends receivable	308,517	95,374
Prepaid expenses (Note 9)	19	8

TOTAL ASSETS	368,103,180	150,498,819

LIABILITIES
Payable for securities purchased	165	99,568
Payable for Fund shares redeemed	37,531	83,109
Management fees payable (Note 6)	227,831	93,313
Deferred Trustees’ fees (Note 6)	217,464	256,541
Administrative fees payable (Note 6)	12,941	5,216
Payable to distributor (Note 6d)	2,274	705
Audit and tax services fees payable	41,978	41,110
Other accounts payable and accrued expenses	24,343	23,243

TOTAL LIABILITIES	564,527	602,805

NET ASSETS	$367,538,653	$149,896,014

NET ASSETS CONSIST OF:
Paid-in capital	$308,797,941	$122,850,311
Accumulated earnings	58,740,712	27,045,703

NET ASSETS	$367,538,653	$149,896,014

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$37,849,294	$81,492,958

Shares of beneficial interest	1,667,174	4,559,072

Net asset value and redemption price per share	$22.70	$17.87

Offering price per share (100/94.25 of net asset value) (Note 1)	$24.08	$18.96

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$11,435,679	$966,228

Shares of beneficial interest	555,631	139,326

Net asset value and offering price per share	$20.58	$6.94

Class N shares:
Net assets	$91,415,740	$1,382,591

Shares of beneficial interest	3,966,719	72,911

Net asset value, offering and redemption price per share	$23.05	$18.96

Class Y shares:
Net assets	$226,837,940	$66,054,237

Shares of beneficial interest	9,825,086	3,486,289

Net asset value, offering and redemption price per share	$23.09	$18.95

See accompanying notes to financial statements.

45  |

Statements of Operations

For the Year Ended December 31, 2021

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Natixis U.S. Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$318,789	$4,244,879	$11,560,245	$9,393,885
Non-cash dividends (Note 2b)	—	—	3,482,440 (a)	—
Interest	—	—	18,155	—
Tax reclaims (Note 2e)	—	—	1,916,315	94,347
Less net foreign taxes withheld	(32,401)	—	(1,409,101)	(133,479)

	286,388	4,244,879	15,568,054	9,354,753

Expenses
Management fees (Note 6)	181,065	2,106,551	4,216,094	7,835,017
Service and distribution fees (Note 6)	509	939,503	1,226,414	2,410,762
Administrative fees (Note 6)	10,285	131,502	231,005	446,102
Trustees’ fees and expenses (Note 6)	13,379	104,351	44,753	111,433
Transfer agent fees and expenses (Notes 6 and 8)	3,319	214,269	900,969	599,597
Audit and tax services fees	42,263	41,099	42,321	42,111
Custodian fees and expenses (Note 7)	16,515	9,489	196,517	44,883
Legal fees (Note 9)	788	9,817	18,472	35,355
Registration fees	73,966	88,389	88,575	84,720
Shareholder reporting expenses	11,969	21,325	104,354	53,586
Tax reclaim professional fees (Note 2e)	—	—	39,128	2,711
Miscellaneous expenses (Note 7)	31,502	33,689	51,161	53,058

Total expenses	385,560	3,699,984	7,159,763	11,719,335
Less waiver and/or expense reimbursement (Notes 6 and 7)	(167,628)	(88,369)	(919,112)	(1,048)

Net expenses	217,932	3,611,615	6,240,651	11,718,287

Net investment income (loss)	68,456	633,264	9,327,403	(2,363,534)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(202,920)	28,561,069	36,749,218	116,863,738
Forward foreign currency contracts (Note 2d)	—	—	386,242	—
Foreign currency transactions (Note 2c)	(693)	—	(53,631)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,246,544)	53,375,247	(4,068,384)	97,063,562
Forward foreign currency contracts (Note 2d)	—	—	(85,208)	—
Foreign currency translations (Note 2c)	177	—	(323,842)	(1,590)

Net realized and unrealized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(1,449,980)	81,936,316	32,604,395	213,925,710

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,381,524)	$82,569,580	$41,931,798	$211,562,176

(a)	Includes a non-recurring stock dividend of $2,738,911.

See accompanying notes to financial statements.

|  46

Statements of Operations (continued)

For the Year Ended December 31, 2021

	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
INVESTMENT INCOME
Dividends	$4,588,817	$1,422,401
Non-cash dividends (Note 2b)	—	363,704 (a)
Less net foreign taxes withheld	—	(5,549)

	4,588,817	1,780,556

Expenses
Management fees (Note 6)	2,560,977	1,202,924
Service and distribution fees (Note 6)	220,531	197,232
Administrative fees (Note 6)	141,096	58,651
Trustees’ fees and expenses (Note 6)	46,745	46,227
Transfer agent fees and expenses (Notes 6 and 8)	258,005	128,931
Audit and tax services fees	41,875	41,096
Custodian fees and expenses (Note 7)	13,570	10,529
Legal fees (Note 9)	10,745	4,563
Registration fees	70,168	91,539
Shareholder reporting expenses	31,071	16,310
Miscellaneous expenses (Note 7)	35,550	30,208

Total expenses	3,430,333	1,828,210
Less waiver and/or expense reimbursement (Notes 6 and 7)	(172,598)	(222,089)

Net expenses	3,257,735	1,606,121

Net investment income	1,331,082	174,435

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	56,422,377	33,988,295
Net change in unrealized appreciation (depreciation) on:
Investments	4,168,218	828,120

Net realized and unrealized gain on investments	60,590,595	34,816,415

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,921,677	$34,990,850

(a)	Represents a non-recurring stock dividend.

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets

	International Growth Fund		Natixis Oakmark Fund
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$68,456	$9,420	$633,264	$1,003,906
Net realized gain (loss) on investments and foreign currency transactions	(203,613)	8,123	28,561,069	14,582,175
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,246,367)	188,539	53,375,247	5,121,754

Net increase (decrease) in net assets resulting from operations	(1,381,524)	206,082	82,569,580	20,707,835

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,712)	(1)	(14,668,177)	(14,572,150)
Class C	(540)	— (b)	(3,860,638)	(3,470,297)
Class N	(404,221)	(12,450)	(42,243)	(30,687)
Class Y	(3,739)	(9)	(6,180,207)	(3,143,507)

Total distributions	(410,212)	(12,460)	(24,751,265)	(21,216,641)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	9,897,595	15,026,210	69,746,167	(38,326,966)

Net increase (decrease) in net assets	8,105,859	15,219,832	127,564,482	(38,835,772)
NET ASSETS
Beginning of the year	15,219,832	—	244,601,943	283,437,715

End of the year	$23,325,691	$15,219,832	$372,166,425	$244,601,943

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Amount rounds to less than $1.00.

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund		Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$9,327,403	$245,748	$(2,363,534)	$(1,093,083)
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	37,081,829	(97,769,005)	116,863,738	130,277,857
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(4,477,434)	79,782,696	97,061,972	34,019,289

Net increase (decrease) in net assets resulting from operations	41,931,798	(17,740,561)	211,562,176	163,204,063

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,330,358)	(310,049)	(76,697,366)	(78,012,779)
Class C	(418,451)	—	(11,757,176)	(13,186,942)
Class N	(12,581)	(1,852)	(15,616)	(21,295)
Class Y	(5,540,267)	(1,281,600)	(23,677,132)	(24,792,696)

Total distributions	(8,301,657)	(1,593,501)	(112,147,290)	(116,013,712)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(1,920,547)	(74,342,754)	20,061,764	(70,200,600)

Net increase (decrease) in net assets	31,709,594	(93,676,816)	119,476,650	(23,010,249)
NET ASSETS
Beginning of the year	504,159,354	597,836,170	956,354,146	979,364,395

End of the year	$535,868,948	$504,159,354	$1,075,830,796	$956,354,146

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Mid Cap Fund		Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$1,331,082	$1,455,275	$174,435	$101,981
Net realized gain (loss) on investments	56,422,377	27,799,575	33,988,295	(3,132,416)
Net change in unrealized appreciation (depreciation) on investments	4,168,218	(16,338,813)	828,120	10,854,499

Net increase in net assets resulting from operations	61,921,677	12,916,037	34,990,850	7,824,064

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,329,869)	(3,468,834)	(14,352,433)	(376,748)
Class C	(1,799,416)	(1,857,110)	(339,165)	(14,118)
Class N	(12,164,843)	(2,038,286)	(233,321)	(179)
Class Y	(33,148,269)	(26,620,537)	(11,433,578)	(344,758)

Total distributions	(52,442,397)	(33,984,767)	(26,358,497)	(735,803)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	68,004,051	(61,208,438)	29,370,496	(8,673,052)

Net increase (decrease) in net assets	77,483,331	(82,277,168)	38,002,849	(1,584,791)
NET ASSETS
Beginning of the year	290,055,322	372,332,490	111,893,165	113,477,956

End of the year	$367,538,653	$290,055,322	$149,896,014	$111,893,165

See accompanying notes to financial statements.

|  50

Financial Highlights

For a share outstanding throughout each period.

	International Growth Fund—Class A
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.01
Net realized and unrealized gain (loss)	(0.41)	0.13

Total from Investment Operations	(0.42)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.01)
Net realized capital gains	(0.13)	—

Total Distributions	(0.14)	(0.01)

Net asset value, end of the period	$9.57	$10.13

Total return(b)(c)	(4.07)%	1.37	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$113	$1
Net expenses(e)	1.20%	1.20	%(f)
Gross expenses	2.71%	13.05	%(f)
Net investment income (loss)	(0.07)%	1.28	%(f)
Portfolio turnover rate	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class C
	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.13		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.09)		0.00	(b)
Net realized and unrealized gain (loss)	(0.40)		0.13

Total from Investment Operations	(0.49)		0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.00	)(b)
Net realized capital gains	(0.13)		—

Total Distributions	(0.13)		(0.00)

Net asset value, end of the period	$9.51		$10.13

Total return(c)(d)	(4.79)%		1.33	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$38		$1
Net expenses(f)	1.95%		1.95	%(g)
Gross expenses	3.46%		13.78	%(g)
Net investment income (loss)	(0.90)%		0.55	%(g)
Portfolio turnover rate	9%		1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class N
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.01
Net realized and unrealized gain (loss)	(0.42)	0.13

Total from Investment Operations	(0.39)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.01)
Net realized capital gains	(0.13)	—

Total Distributions	(0.16)	(0.01)

Net asset value, end of the period	$9.58	$10.13

Total return(b)	(3.77)%	1.38	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,953	$15,206
Net expenses(d)	0.90%	0.90	%(e)
Gross expenses	1.58%	6.48	%(e)
Net investment income	0.29%	1.43	%(e)
Portfolio turnover rate	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class Y
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02	0.01
Net realized and unrealized gain (loss)	(0.41)	0.13

Total from Investment Operations	(0.39)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.01)
Net realized capital gains	(0.13)	—

Total Distributions	(0.16)	(0.01)

Net asset value, end of the period	$9.58	$10.13

Total return(b)	(3.81)%	1.38	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$222	$12
Net expenses(d)	0.95%	0.95	%(e)
Gross expenses	2.46%	12.58	%(e)
Net investment income	0.19%	1.63	%(e)
Portfolio turnover rate	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$23.20		$22.45		$19.44		$24.72	$21.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.11	(b)	0.18	(c)	0.10	0.11
Net realized and unrealized gain (loss)	7.81		2.78		4.93		(3.28)	4.28

Total from Investment Operations	7.88		2.89		5.11		(3.18)	4.39

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.12)		(0.21)		(0.08)	(0.10)
Net realized capital gains	(1.99)		(2.02)		(1.89)		(2.02)	(0.94)

Total Distributions	(2.04)		(2.14)		(2.10)		(2.10)	(1.04)

Net asset value, end of the period	$29.04		$23.20		$22.45		$19.44	$24.72

Total return(d)	33.97	%(e)	13.01	%(b)	26.77	%(c)	(13.01)%	20.75%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$222,435		$170,702		$181,417		$164,748	$203,792
Net expenses	1.12	%(f)(g)	1.20	%(h)	1.17%		1.13%	1.18%
Gross expenses	1.14%		1.20	%(h)	1.17%		1.13%	1.18%
Net investment income	0.25%		0.53	%(b)	0.85	%(c)	0.41%	0.48%
Portfolio turnover rate	23%		22%		15%		39%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been 12.72% and the ratio of net investment income to average net assets would have been 0.27%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.13, total return would have been 26.50% and the ratio of net investment income to average net assets would have been 0.62%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.30% to 1.05%.
(h)	Includes refund of prior year service fee of 0.01%.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$19.17		$18.92		$16.66		$21.58	$18.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.12)		(0.04	)(b)	0.02	(c)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	6.44		2.31		4.20		(2.83)	3.74

Total from Investment Operations	6.32		2.27		4.22		(2.90)	3.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(d)	—		(0.07)		—	(0.00	)(d)
Net realized capital gains	(1.99)		(2.02)		(1.89)		(2.02)	(0.94)

Total Distributions	(1.99)		(2.02)		(1.96)		(2.02)	(0.94)

Net asset value, end of the period	$23.50		$19.17		$18.92		$16.66	$21.58

Total return(e)	32.99	%(f)	12.15	%(b)	25.82	%(c)	(13.63)%	19.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$50,042		$35,940		$54,384		$53,606	$62,272
Net expenses	1.87	%(g)(h)	1.95%		1.92%		1.88%	1.93%
Gross expenses	1.89%		1.95%		1.92%		1.88%	1.93%
Net investment income (loss)	(0.49)%		(0.23	)%(b)	0.12	%(c)	(0.33)%	(0.27)%
Portfolio turnover rate	23%		22%		15%		39%	16%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 11.85% and the ratio of net investment loss to average net assets would have been (0.46%).

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.02), total return would have been 25.50% and the ratio of net investment loss to average net assets would have been (0.12)%.

(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 2.05% to 1.80%.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$24.72		$23.78		$20.49		$25.91	$23.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.18	(b)	0.22	(c)	0.22	0.14
Net realized and unrealized gain (loss)	8.31		2.98		5.25		(3.45)	3.44

Total from Investment Operations	8.54		3.16		5.47		(3.23)	3.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.20)		(0.29)		(0.17)	(0.17)
Net realized capital gains	(1.99)		(2.02)		(1.89)		(2.02)	(0.63)

Total Distributions	(2.13)		(2.22)		(2.18)		(2.19)	(0.80)

Net asset value, end of the period	$31.13		$24.72		$23.78		$20.49	$25.91

Total return(d)	34.54%		13.41	%(b)	27.16	%(c)	(12.60)%	15.46	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$682		$364		$801		$10	$1
Net expenses(f)	0.80	%(g)	0.86%		0.83%		0.75%	0.75	%(h)
Gross expenses	1.55%		1.05%		1.25%		3.79%	13.79	%(h)
Net investment income	0.79%		0.85	%(b)	0.93	%(c)	0.88%	0.84	%(h)
Portfolio turnover rate	23%		22%		15%		39%	16	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, total return would have been 13.13% and the ratio of net investment income to average net assets would have been 0.67%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.22, total return would have been 26.90% and the ratio of net investment income to average net assets would have been 0.92%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.75%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$24.68		$23.75		$20.46		$25.90	$22.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.17	(b)	0.27	(c)	0.17	0.17
Net realized and unrealized gain (loss)	8.31		2.95		5.17		(3.44)	4.48

Total from Investment Operations	8.48		3.12		5.44		(3.27)	4.65

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.17)		(0.26)		(0.15)	(0.15)
Net realized capital gains	(1.99)		(2.02)		(1.89)		(2.02)	(0.94)

Total Distributions	(2.12)		(2.19)		(2.15)		(2.17)	(1.09)

Net asset value, end of the period	$31.04		$24.68		$23.75		$20.46	$25.90

Total return	34.35	%(d)	13.28	%(b)	27.06	%(c)(d)	(12.76)%	21.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$99,008		$37,595		$46,836		$53,829	$49,955
Net expenses	0.86	%(e)(f)	0.95%		0.91	%(e)	0.88%	0.93%
Gross expenses	0.89%		0.95%		0.92%		0.88%	0.93%
Net investment income	0.56%		0.79	%(b)	1.16	%(c)	0.68%	0.71%
Portfolio turnover rate	23%		22%		15%		39%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12, total return would have been 13.00% and the ratio of net investment income to average net assets would have been 0.55%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.20, total return would have been 26.80% and the ratio of net investment income to average net assets would have been 0.90%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.05% to 0.80%.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$14.15		$13.63		$11.29		$15.58	$12.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.27	(b)	(0.00	)(c)	0.37	(d)	0.25	0.18
Net realized and unrealized gain (loss)	0.96		0.55	(e)	2.38		(4.02)	3.41

Total from Investment Operations	1.23		0.55		2.75		(3.77)	3.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.03)		(0.41)		(0.29)	(0.16)
Net realized capital gains	—		—		—		(0.23)	—

Total Distributions	(0.23)		(0.03)		(0.41)		(0.52)	(0.16)

Net asset value, end of the period	$15.15		$14.15		$13.63		$11.29	$15.58

Total return(f)	8.73	%(b)(g)	4.06	%(g)	24.35	%(d)	(24.15)%	29.56%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$152,900		$131,630		$172,906		$257,551	$603,988
Net expenses	1.17	%(h)(i)	1.29	%(h)(j)	1.29%		1.31%	1.32%
Gross expenses	1.34%		1.36%		1.29%		1.31%	1.32%
Net investment income (loss)	1.73	%(b)	(0.03)%		2.91	%(d)	1.72%	1.28%
Portfolio turnover rate	37%		63%		28%		50%	40%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.13, total return would have been 7.74% and the ratio of net investment income to average net assets would have been 0.84%.

(c)	Amount rounds to less than $0.01 per share.
(d)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.55% and the ratio of net investment income to average net assets would have been 2.26%.

(e)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(f)	A sales charge for Class A shares is not reflected in total return calculations.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	Effective July 1, 2021, the expense limit decreased from 1.20% to 1.15%.
(j)	Effective July 1, 2020, the expense limit decreased from 1.37% to 1.20%.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$13.85		$13.41		$11.11		$15.30	$11.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.13	(b)	(0.08)		0.26	(c)	0.13	0.06
Net realized and unrealized gain (loss)	0.97		0.52	(d)	2.34		(3.92)	3.35

Total from Investment Operations	1.10		0.44		2.60		(3.79)	3.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		—		(0.30)		(0.17)	(0.07)
Net realized capital gains	—		—		—		(0.23)	—

Total Distributions	(0.09)		—		(0.30)		(0.40)	(0.07)

Net asset value, end of the period	$14.86		$13.85		$13.41		$11.11	$15.30

Total return(e)	7.92	%(b)(f)	3.28	%(f)	23.44	%(c)	(24.74)%	28.55%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$69,335		$96,772		$179,533		$212,618	$363,018
Net expenses	1.93	%(g)(h)	2.05	%(g)(i)	2.04%		2.07%	2.07%
Gross expenses	2.09%		2.11%		2.04%		2.07%	2.07%
Net investment income (loss)	0.85	%(b)	(0.76)%		2.09	%(c)	0.94%	0.42%
Portfolio turnover rate	37%		63%		28%		50%	40%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.02, total return would have been 6.98% and the ratio of net investment income to average net assets would have been 0.13%.

(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.18, total return would have been 22.63% and the ratio of net investment income to average net assets would have been 1.43%.

(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.90%.
(i)	Effective July 1, 2020, the expense limit decreased from 2.12% to 1.95%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$14.09		$13.56		$11.25		$15.58	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38	(b)	0.04		0.33	(c)	0.28	0.15
Net realized and unrealized gain (loss)	0.89		0.56	(d)	2.45		(4.02)	1.66

Total from Investment Operations	1.27		0.60		2.78		(3.74)	1.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		(0.07)		(0.47)		(0.36)	(0.21)
Net realized capital gains	—		—		—		(0.23)	—

Total Distributions	(0.28)		(0.07)		(0.47)		(0.59)	(0.21)

Net asset value, end of the period	$15.08		$14.09		$13.56		$11.25	$15.58

Total return(e)	9.01	%(b)	4.44%		24.75	%(c)	(23.94)%	12.96	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$704		$290		$811		$758	$1
Net expenses(g)	0.87	%(h)	0.92	%(i)	0.94%		0.99%	0.92	%(j)
Gross expenses	1.25%		1.17%		1.08%		1.02%	25.21	%(j)
Net investment income	2.49	%(b)	0.37%		2.56	%(c)	2.04%	1.54	%(j)
Portfolio turnover rate	37%		63%		28%		50%	40	%(k)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.11, total return would have been 8.09% and the ratio of net investment income to average net assets would have been 0.70%.

(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.27, total return would have been 23.94% and the ratio of net investment income to average net assets would have been 2.15%.

(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(i)	Effective July 1, 2020, the expense limit decreased from 1.07% to 0.90%.
(j)	Computed on an annualized basis for periods less than one year.
(k)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$14.08		$13.56		$11.25		$15.56	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	(b)	0.04		0.37	(c)	0.26	0.00	(d)
Net realized and unrealized gain (loss)	0.96		0.55	(e)	2.40		(3.99)	1.79

Total from Investment Operations	1.26		0.59		2.77		(3.73)	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.07)		(0.46)		(0.35)	(0.21)
Net realized capital gains	—		—		—		(0.23)	—

Total Distributions	(0.27)		(0.07)		(0.46)		(0.58)	(0.21)

Net asset value, end of the period	$15.07		$14.08		$13.56		$11.25	$15.56

Total return	8.97	%(b)(f)	4.32	%(f)	24.64	%(c)	(23.93)%	12.79	%(g)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$312,930		$275,468		$244,586		$215,123	$172,978
Net expenses	0.92	%(h)(i)	1.03	%(h)(j)	1.04%		1.07%	1.07	%(k)
Gross expenses	1.09%		1.11%		1.04%		1.07%	1.07	%(k)
Net investment income	1.96	%(b)	0.41%		2.91	%(c)	1.85%	0.03	%(k)
Portfolio turnover rate	37%		63%		28%		50%	40	%(l)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.17, total return would have been 8.04% and the ratio of net investment income to average net assets would have been 1.07%.

(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.84% and the ratio of net investment income to average net assets would have been 2.29%.

(d)	Amount rounds to less than $0.01 per share.
(e)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	Periods less than one year are not annualized.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(j)	Effective July 1, 2020, the expense limit decreased from 1.12% to 0.95%.
(k)	Computed on an annualized basis for periods less than one year.
(l)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$39.04	$36.53	$31.00		$36.90	$30.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.11)	(0.05)	0.15	(b)	0.08	0.06
Net realized and unrealized gain (loss)	8.99	7.66	9.34		(2.51)	7.88

Total from Investment Operations	8.88	7.61	9.49		(2.43)	7.94

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.17)		(0.05)	(0.06)
Net realized capital gains	(4.80)	(5.10)	(3.79)		(3.42)	(1.25)

Total Distributions	(4.80)	(5.10)	(3.96)		(3.47)	(1.31)

Net asset value, end of the period	$43.12	$39.04	$36.53		$31.00	$36.90

Total return(c)	23.14%	22.09%	31.03	%(b)	(6.48)%	26.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$733,423	$649,754	$616,922		$523,665	$604,330
Net expenses	1.14%	1.17%	1.17%		1.16%	1.21	%(d)
Gross expenses	1.14%	1.17%	1.17%		1.16%	1.21%
Net investment income (loss)	(0.25)%	(0.14)%	0.42	%(b)	0.20%	0.16%
Portfolio turnover rate	18%	26%	12%		23%	17%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.09, total return would have been 30.87% and the ratio of net investment income to average net assets would have been 0.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Effective July 1, 2017, the expense limit decreased from 1.25% to 1.20%.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$21.89	$22.65	$20.42		$25.73	$21.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.24)	(0.19)	(0.07	)(b)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	4.97	4.53	6.10		(1.75)	5.58

Total from Investment Operations	4.73	4.34	6.03		(1.89)	5.44

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.01)		—	(0.00	)(c)
Net realized capital gains	(4.80)	(5.10)	(3.79)		(3.42)	(1.25)

Total Distributions	(4.80)	(5.10)	(3.80)		(3.42)	(1.25)

Net asset value, end of the period	$21.82	$21.89	$22.65		$20.42	$25.73

Total return(d)	22.27%	21.15%	30.06	%(b)	(7.18)%	25.35%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$57,492	$63,126	$77,924		$78,783	$112,615
Net expenses	1.89%	1.92%	1.92%		1.91%	1.96	%(e)
Gross expenses	1.89%	1.92%	1.92%		1.91%	1.96%
Net investment loss	(0.99)%	(0.87)%	(0.31	)%(b)	(0.54)%	(0.59)%
Portfolio turnover rate	18%	26%	12%		23%	17%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.11), total return would have been 29.85% and the ratio of net investment loss to average net assets would have been (0.48)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Effective July 1, 2017, the expense limit decreased from 2.00% to 1.95%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class N
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$47.84	$43.61	$36.37		$42.63	$37.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.13	0.19	(b)	0.25	0.12
Net realized and unrealized gain (loss)	11.07	9.20	11.14		(2.91)	6.20

Total from Investment Operations	11.10	9.33	11.33		(2.66)	6.32

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.30)		(0.18)	(0.16)
Net realized capital gains	(4.80)	(5.10)	(3.79)		(3.42)	(1.15)

Total Distributions	(4.80)	(5.10)	(4.09)		(3.60)	(1.31)

Net asset value, end of the period	$54.14	$47.84	$43.61		$36.37	$42.63

Total return(c)	23.53%	22.48%	31.44	%(b)	(6.11)%	16.78	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$177	$172	$654		$1	$1
Net expenses(e)	0.83%	0.84%	0.83%		0.76%	0.78	%(f)(g)
Gross expenses	1.38%	1.13%	1.42%		13.35%	13.41	%(f)
Net investment income	0.06%	0.31%	0.44	%(b)	0.56%	0.44	%(f)
Portfolio turnover rate	18%	26%	12%		23%	17	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.19, total return would have been 31.27% and the ratio of net investment income to average net assets would have been 0.44%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased from 0.95% to 0.90%.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$47.74		$43.56	$36.33		$42.61	$34.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00	(b)	0.05	0.29	(c)	0.20	0.16
Net realized and unrealized gain (loss)	11.05		9.23	10.99		(2.92)	9.07

Total from Investment Operations	11.05		9.28	11.28		(2.72)	9.23

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.26)		(0.14)	(0.14)
Net realized capital gains	(4.80)		(5.10)	(3.79)		(3.42)	(1.25)

Total Distributions	(4.80)		(5.10)	(4.05)		(3.56)	(1.39)

Net asset value, end of the period	$53.99		$47.74	$43.56		$36.33	$42.61

Total return	23.48%		22.36%	31.36	%(c)(d)	(6.24)%	26.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$284,738		$243,302	$283,864		$296,255	$285,008
Net expenses	0.89%		0.92%	0.91	%(e)	0.91%	0.95	%(f)
Gross expenses	0.89%		0.92%	0.92%		0.91%	0.95%
Net investment income	0.00	%(g)	0.13%	0.69	%(c)	0.45%	0.40%
Portfolio turnover rate	18%		26%	12%		23%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.22, total return would have been 31.16% and the ratio of net investment income to average net assets would have been 0.53%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(g)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$21.79		$22.42		$17.37		$22.65	$20.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.07		0.03		0.09	0.17	(b)
Net realized and unrealized gain (loss)	4.52		1.96		5.21		(3.71)	2.48

Total from Investment Operations	4.57		2.03		5.24		(3.62)	2.65

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.04)		(0.02)		(0.15)	(0.18)
Net realized capital gains	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Total Distributions	(3.66)		(2.66)		(0.19)		(1.66)	(0.55)

Net asset value, end of the period	$22.70		$21.79		$22.42		$17.37	$22.65

Total return(c)	21.32	%(d)	10.46	%(d)	30.21	%(d)	(16.10)%	12.93	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37,849		$30,567		$33,434		$43,769	$67,186
Net expenses	1.17	%(e)(f)	1.20	%(e)	1.25	%(e)(g)(h)	1.24%	1.22%
Gross expenses	1.23%		1.29%		1.28	%(g)	1.24%	1.22%
Net investment income	0.22%		0.35%		0.16%		0.42%	0.77	%(b)
Portfolio turnover rate	71%		52%		52%		44%	42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.09, total return would have been 12.53% and the ratio of net investment income to average net assets would have been 0.41%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.20% to 1.15%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.23% and the ratio of gross expenses would have been 1.26%.
(h)	Effective July 1, 2019, the expense limit decreased from 1.40% to 1.20%.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$20.15		$21.06		$16.43		$21.50	$19.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.13)		(0.08)		(0.10)		(0.08)	0.00	(b)(c)
Net realized and unrealized gain (loss)	4.18		1.79		4.90		(3.48)	2.36

Total from Investment Operations	4.05		1.71		4.80		(3.56)	2.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—		(0.00	)(b)	—	—
Net realized capital gains	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Total Distributions	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Net asset value, end of the period	$20.58		$20.15		$21.06		$16.43	$21.50

Total return(d)	20.44	%(e)	9.60	%(e)	29.25	%(e)	(16.71)%	12.11	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,436		$14,023		$21,932		$23,967	$47,559
Net expenses	1.93	%(f)(g)	1.95	%(f)	1.99	%(f)(h)(i)	1.98%	1.97%
Gross expenses	1.98%		2.04%		2.02	%(h)	1.98%	1.97%
Net investment income (loss)	(0.56)%		(0.42)%		(0.50)%		(0.36)%	0.00	%(c)(j)
Portfolio turnover rate	71%		52%		52%		44%	42%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 11.70% and the ratio of net investment loss to average net assets would have been (0.35)%.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.90%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.98% and the ratio of gross expenses would have been 2.01%.
(i)	Effective July 1, 2019, the expense limit decreased from 2.15% to 1.95%.
(j)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$22.07		$22.66		$17.54		$22.87	$20.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.13		0.11		0.17	0.25	(b)
Net realized and unrealized gain (loss)	4.58		2.00		5.27		(3.75)	2.51

Total from Investment Operations	4.72		2.13		5.38		(3.58)	2.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.10)		(0.09)		(0.24)	(0.27)
Net realized capital gains	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Total Distributions	(3.74)		(2.72)		(0.26)		(1.75)	(0.64)

Net asset value, end of the period	$23.05		$22.07		$22.66		$17.54	$22.87

Total return	21.70	%(c)	10.83	%(c)	30.67	%(c)	(15.78)%	13.31	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$91,416		$17,965		$18,262		$70,902	$134,205
Net expenses	0.86	%(d)(e)	0.90	%(d)	0.92	%(d)(f)(g)	0.88%	0.88%
Gross expenses	0.89%		0.94%		0.93	%(f)	0.88%	0.88%
Net investment income	0.55%		0.65%		0.51%		0.76%	1.16	%(b)
Portfolio turnover rate	71%		52%		52%		44%	42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 12.92% and the ratio of net investment income to average net assets would have been 0.76%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.91% and the ratio of gross expenses would have been 0.91%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.10% to 0.90%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$22.10		$22.69		$17.57		$22.89	$20.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.12		0.10		0.15	0.23	(b)
Net realized and unrealized gain (loss)	4.60		2.00		5.26		(3.75)	2.51

Total from Investment Operations	4.71		2.12		5.36		(3.60)	2.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.09)		(0.07)		(0.21)	(0.25)
Net realized capital gains	(3.62)		(2.62)		(0.17)		(1.51)	(0.37)

Total Distributions	(3.72)		(2.71)		(0.24)		(1.72)	(0.62)

Net asset value, end of the period	$23.09		$22.10		$22.69		$17.57	$22.89

Total return	21.65	%(c)	10.76	%(c)	30.52	%(c)	(15.85)%	13.19	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$226,838		$227,501		$298,705		$453,085	$774,304
Net expenses	0.93	%(d)(e)	0.95	%(d)	1.00	%(d)(f)(g)	0.99%	0.97%
Gross expenses	0.98%		1.04%		1.02	%(f)	0.99%	0.97%
Net investment income	0.45%		0.60%		0.48%		0.66%	1.04	%(b)
Portfolio turnover rate	71%		52%		52%		44%	42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, total return would have been 12.80% and the ratio of net investment income to average net assets would have been 0.67%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.98% and the ratio of gross expenses would have been 1.01%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.15% to 0.95%.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$16.69		$15.45		$12.48		$18.71		$19.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00	(b)(c)	0.00	(c)	0.02		0.01		(0.01)
Net realized and unrealized gain (loss)	4.98		1.33		3.06		(2.76)		1.21

Total from Investment Operations	4.98		1.33		3.08		(2.75)		1.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.00	)(c)	(0.03)		(0.00	)(c)	(0.00	)(c)
Net realized capital gains	(3.79)		(0.09)		(0.08)		(3.48)		(2.28)

Total Distributions	(3.80)		(0.09)		(0.11)		(3.48)		(2.28)

Net asset value, end of the period	$17.87		$16.69		$15.45		$12.48		$18.71

Total return(d)	30.24	%(b)(e)	8.91	%(e)	24.66	%(e)	(14.84)%		6.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$81,493		$61,571		$67,525		$66,376		$93,751
Net expenses	1.27	%(f)(g)	1.32	%(f)(h)	1.40	%(f)(i)	1.38%		1.36%
Gross expenses	1.43%		1.53%		1.47%		1.38%		1.36%
Net investment income (loss)	0.01	%(b)	0.02%		0.12%		0.03%		(0.03)%
Portfolio turnover rate	92%		105%		61%		70%		92%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.05), total return would have been 29.95% and the ratio of net investment loss to average net assets would have been (0.25%).

(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.30% to 1.25%.
(h)	Effective July 1, 2020, the expense limit decreased from 1.34% to 1.30%.
(i)	Effective July 1, 2019, the expense limit decreased from 1.45% to 1.34%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$8.34		$7.84		$6.41		$11.67		$13.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06	)(b)	(0.05)		(0.05)		(0.09)		(0.10)
Net realized and unrealized gain (loss)	2.45		0.64		1.57		(1.69)		0.79

Total from Investment Operations	2.39		0.59		1.52		(1.78)		0.69

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.00	)(c)	(0.01)		(0.00	)(c)	(0.00	)(c)
Net realized capital gains	(3.79)		(0.09)		(0.08)		(3.48)		(2.28)

Total Distributions	(3.79)		(0.09)		(0.09)		(3.48)		(2.28)

Net asset value, end of the period	$6.94		$8.34		$7.84		$6.41		$11.67

Total return(d)	29.45	%(b)(e)	8.08	%(e)	23.69	%(e)	(15.51)%		5.50%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$966		$983		$1,450		$3,480		$15,756
Net expenses	2.03	%(f)(g)	2.07	%(f)(h)	2.16	%(f)(i)	2.12%		2.11%
Gross expenses	2.19%		2.28%		2.23%		2.12%		2.11%
Net investment loss	(0.67	)%(b)	(0.71)%		(0.68)%		(0.83)%		(0.79)%
Portfolio turnover rate	92%		105%		61%		70%		92%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10), total return would have been 29.09% and the ratio of net investment loss to average net assets would have been (0.99%).

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 2.05% to 2.00%.
(h)	Effective July 1, 2020, the expense limit decreased from 2.09% to 2.05%.
(i)	Effective July 1, 2019, the expense limit decreased from 2.20% to 2.09%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$17.52		$16.20		$13.08		$19.37	$19.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01	(b)	0.04		0.08		0.08	0.07
Net realized and unrealized gain (loss)	5.29		1.42		3.20		(2.86)	1.35

Total from Investment Operations	5.30		1.46		3.28		(2.78)	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.05)		(0.08)		(0.03)	(0.02)
Net realized capital gains	(3.79)		(0.09)		(0.08)		(3.48)	(1.58)

Total Distributions	(3.86)		(0.14)		(0.16)		(3.51)	(1.60)

Net asset value, end of the period	$18.96		$17.52		$16.20		$13.08	$19.37

Total return(c)	30.64	%(b)	9.27%		25.08%		(14.48)%	7.17	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,383		$23		$21		$1	$1
Net expenses(e)	0.97	%(f)	1.02	%(g)	1.03	%(h)	0.96%	0.96	%(i)
Gross expenses	1.19%		6.54%		11.80%		15.17%	14.68	%(i)
Net investment income	0.03	%(b)	0.31%		0.52%		0.43%	0.56	%(i)
Portfolio turnover rate	92%		105%		61%		70%	92	%(j)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been 30.37% and the ratio of net investment income to average net assets would have been 0.03%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.95%.
(g)	Effective July 1, 2020, the expense limit decreased from 1.04% to 1.00%.
(h)	Effective July 1, 2019, the expense limit decreased from 1.15% to 1.04%.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$17.51		$16.19		$13.08		$19.37	$20.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	(b)	0.04		0.05		0.04	0.05
Net realized and unrealized gain (loss)	5.23		1.41		3.21		(2.84)	1.25

Total from Investment Operations	5.29		1.45		3.26		(2.80)	1.30

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.04)		(0.07)		(0.01)	(0.01)
Net realized capital gains	(3.79)		(0.09)		(0.08)		(3.48)	(2.28)

Total Distributions	(3.85)		(0.13)		(0.15)		(3.49)	(2.29)

Net asset value, end of the period	$18.95		$17.51		$16.19		$13.08	$19.37

Total return	30.61	%(b)(c)	9.23	%(c)	24.88	%(c)	(14.61)%	6.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$66,054		$49,315		$44,482		$58,538	$176,940
Net expenses	1.02	%(d)(e)	1.07	%(d)(f)	1.15	%(d)(g)	1.12%	1.11%
Gross expenses	1.18%		1.28%		1.23%		1.12%	1.11%
Net investment income	0.28	%(b)	0.26%		0.35%		0.22%	0.23%
Portfolio turnover rate	92%		105%		61%		70%	92%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 30.26% and the ratio of net investment income to average net assets would have been 0.01%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.05% to 1.00%.
(f)	Effective July 1, 2020, the expense limit decreased from 1.09% to 1.05%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.09%.

See accompanying notes to financial statements.

|  74

Notes to Financial Statements

December 31, 2021

1.  Organization.  Loomis Sayles Funds II, Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds II:

Loomis Sayles International Growth Fund (the “International Growth Fund”)

Natixis Funds Trust I:

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund

Vaughan Nelson Mid Cap Fund (the “Mid Cap Fund”)

Each Fund is a diversified investment company, except for International Growth Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.   Significant Accounting Policies.   The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available,

75  |

Notes to Financial Statements (continued)

December 31, 2021

unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2021, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
International Growth Fund	$16,328,133	70.0%
Natixis Oakmark International Fund	484,132,328	90.3%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

|  76

Notes to Financial Statements (continued)

December 31, 2021

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

Certain Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as tax reclaims in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. Amounts paid to service providers for filing tax reclaims on the Funds’ behalf are reflected on the Statements of Operations as tax reclaim professional fees. Under certain circumstances, EU reclaims may be subject to closing agreements with the Internal Revenue Service (IRS), which may materially reduce the reclaim amounts realized by the Funds. Fees and expenses associated with closing agreements will be reflected in the Statements of Operations when it is determined that a closing agreement with the IRS is required.

77  |

Notes to Financial Statements (continued)

December 31, 2021

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, distributions in excess of income and/or capital gain, forward foreign currency contract mark-to-market, distribution re-designations, foreign currency gains and losses, non-deductible expenses, net operating losses, passive foreign investment company adjustments, return of capital distributions received and deferral of EU reclaims. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, foreign currency gains and losses, forward foreign currency contract mark-to-market, return of capital distributions received, net operating losses, deferral of EU reclaims, deferred Trustees’ fees and passive foreign investment company adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2021 and 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
International Growth Fund	$410,212	$—	$410,212	$12,460	$—	$12,460
Natixis Oakmark Fund	1,954,068	22,797,197	24,751,265	3,185,140	18,031,501	21,216,641
Natixis Oakmark International Fund	8,301,657	—	8,301,657	1,593,501	—	1,593,501
U.S. Equity Opportunities Fund	7,131,636	105,015,654	112,147,290	297,964	115,715,748	116,013,712
Mid Cap Fund	11,228,135	41,214,262	52,442,397	965,830	33,018,937	33,984,767
Small Cap Value Fund	20,173,469	6,185,028	26,358,497	118,830	616,973	735,803

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund
Undistributed ordinary income	$—	$73,142	$—	$885,380
Undistributed long-term capital gains	—	6,353,070	—	38,289,306

Total undistributed earnings	—	6,426,212	—	39,174,686

Capital loss carryforward:
Long-term:
No expiration date	—	—	(88,513,660)	—

Late-year ordinary and post-October capital loss deferrals*	(462,102)	—	(37,409)	—

Unrealized appreciation (depreciation)	(1,124,202)	102,402,158	6,165,904	405,776,088

Total accumulated earnings (losses)	$(1,586,304)	$108,828,370	$(82,385,165)	$444,950,774

Capital loss carryforward utilized in the current year	$—	$—	$21,965,851	$—

|  78

Notes to Financial Statements (continued)

December 31, 2021

	Mid Cap Fund	Small Cap Value Fund
Undistributed ordinary income	$4,016	$1,191,709
Undistributed long-term capital gains	7,716,860	2,043,203

Total undistributed earnings	7,720,876	3,234,912

Late-year ordinary and post-October capital loss deferrals*	(747,693)	—

Unrealized appreciation	51,984,993	24,067,332

Total accumulated earnings	$58,958,176	$27,302,244

Capital loss carryforward utilized in the current year	$—	$4,096,025

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Loomis Sayles International Growth Fund, Natixis Oakmark International Fund and Mid Cap Fund are deferring capital and foreign currency losses.

As of December 31, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund	Mid Cap Fund	Small Cap Value Fund
Federal tax cost	$24,290,186	$267,330,870	$524,940,385	$647,608,287	$315,755,086	$126,261,648

Gross tax appreciation	$2,472,822	$105,350,186	$55,637,629	$417,190,540	$61,967,349	$27,479,047
Gross tax depreciation	(3,597,205)	(2,948,028)	(49,107,156)	(11,412,862)	(9,982,356)	(3,411,715)

Net tax appreciation (depreciation)	$(1,124,383)	$102,402,158	$6,530,473	$405,777,678	$51,984,993	$24,067,332

The difference between these amounts and those reported in the components of distributable earnings, if any, are primarily attributable to foreign currency mark-to-market and foreign capital gains taxes.

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2021, none of the Funds had loaned securities under this agreement.

79  |

Notes to Financial Statements (continued)

December 31, 2021

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021, at value:

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,400,680	$—	$1,400,680
Belgium	—	484,731	—	484,731
China	3,314,207	2,673,524	—	5,987,731
Denmark	—	926,576	—	926,576
France	—	1,175,262	—	1,175,262
Germany	—	780,823	—	780,823
Japan	—	1,102,092	—	1,102,092
Macau	—	202,316	—	202,316
Netherlands	—	1,336,125	—	1,336,125
Switzerland	503,103	3,658,198	—	4,161,301
United Kingdom	—	2,587,806	—	2,587,806
All Other Common Stocks(a)	2,637,549	—	—	2,637,549

Total Common Stocks	6,454,859	16,328,133	—	22,782,992

Short-Term Investments	—	382,811	—	382,811

Total	$6,454,859	$16,710,944	$—	$23,165,803

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$349,508,948	$—	$—	$349,508,948
Short-Term Investments	—	20,224,080	—	20,224,080

Total	$349,508,948	$20,224,080	$—	$369,733,028

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2021

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$10,602,020	$—	$10,602,020
Belgium	—	10,592,944	—	10,592,944
China	4,567,047	22,353,730	—	26,920,777
Finland	—	3,899,981	—	3,899,981
France	—	66,983,639	—	66,983,639
Germany	4,260,991	126,608,086	—	130,869,077
India	—	5,642,961	—	5,642,961
Indonesia	—	3,701,122	—	3,701,122
Ireland	7,023,727	419,054	—	7,442,781
Italy	—	17,222,157	—	17,222,157
Japan	—	10,121,458	—	10,121,458
Korea	—	6,269,071	—	6,269,071
Netherlands	—	11,596,474	—	11,596,474
South Africa	—	4,002,582	—	4,002,582
Spain	—	8,365,329	—	8,365,329
Sweden	—	24,954,415	—	24,954,415
Switzerland	—	65,328,874	—	65,328,874
United Kingdom	9,720,984	78,616,994	—	88,337,978
All Other Common Stocks(a)	16,184,364	—	—	16,184,364

Total Common Stocks	41,757,113	477,280,891	—	519,038,004

Preferred Stocks(a)	—	6,851,437	—	6,851,437
Short-Term Investments	—	5,581,234	—	5,581,234

Total	$41,757,113	$489,713,562	$—	$531,470,675

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(94,327)	$—	$(94,327)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,036,181,847	$—	$—	$1,036,181,847
Short-Term Investments	—	17,204,118	—	17,204,118

Total	$1,036,181,847	$17,204,118	$—	$1,053,385,965

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Mid Cap Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$360,653,875	$—	$—	$360,653,875
Short-Term Investments	—	7,086,204	—	7,086,204

Total	$360,653,875	$7,086,204	$—	$367,740,079

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

81  |

Notes to Financial Statements (continued)

December 31, 2021

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$147,913,296	$—	$—	$147,913,296
Short-Term Investments	—	2,415,684	—	2,415,684

Total	$147,913,296	$2,415,684	$—	$150,328,980

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

Natixis Oakmark International Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2021, Natixis Oakmark International Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(94,327)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$386,242

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(85,208)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2021:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	1.24%
Highest Notional Amount Outstanding	1.40%
Lowest Notional Amount Outstanding	1.16%
Notional Amount Outstanding as of December 31, 2021	1.40%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

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Notes to Financial Statements (continued)

December 31, 2021

Natixis Oakmark International Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2021, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(94,327)	$—	$(94,327)

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2021:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$—	$—

5.  Purchases and Sales of Securities.  For the year ended December 31, 2021, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Growth Fund	$11,283,579	$2,058,975
Natixis Oakmark Fund	97,254,108	66,240,862
Natixis Oakmark International Fund	193,166,499	193,866,549
U.S. Equity Opportunities Fund	181,532,952	278,132,376
Mid Cap Fund	243,267,097	230,953,070
Small Cap Value Fund	125,323,757	121,931,217

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to International Growth Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, International Growth Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors, LLC (“Natixis Advisors”) serves as investment adviser to Natixis Oakmark Fund, Natixis Oakmark International Fund, U.S. Equity Opportunities Fund, Mid Cap Fund and Small Cap Value Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	0.70%	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.75%	0.75%	0.75%	0.70%	0.70%
U.S. Equity Opportunities Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Mid Cap Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%
Small Cap Value Fund	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

83  |

Notes to Financial Statements (continued)

December 31, 2021

Prior to July 1, 2021, Mid Cap Fund and Small Cap Value Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Mid Cap Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.75%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
U.S. Equity Opportunities Fund	Harris Loomis Sayles
Mid Cap Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Small Cap Value Fund	Vaughan Nelson

Natixis Advisors, Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, LLC.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	Harris	0.52%	0.52%	0.50%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.50%	0.50%	0.45%	0.45%
U.S. Equity Opportunities Fund
Large Cap Value Segment	Harris	0.52%	0.52%	0.52%	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%	0.35%	0.35%	0.35%
Mid Cap Fund	Vaughan Nelson	0.47%	0.47%	0.47%	0.47%	0.44%
Small Cap Value Fund	Vaughan Nelson	0.52%	0.52%	0.52%	0.52%	0.52%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Prior to July 1, 2021, Mid Cap Fund and Small Cap Value Fund each paid their respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Mid Cap Fund	Vaughan Nelson	0.50%	0.50%	0.50%	0.50%	0.47%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%	0.55%	0.55%

Loomis Sayles and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2022 for International Growth Fund and U.S. Equity Opportunities Fund, and until April 30, 2023 for Natixis Oakmark Fund, Natixis Oakmark International Fund, Mid Cap Fund and Small Cap Value Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

|  84

Notes to Financial Statements (continued)

December 31, 2021

For the year ended December 31, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
International Growth Fund	1.20%	1.95%	0.90%	0.95%
Natixis Oakmark Fund	1.05%	1.80%	0.75%	0.80%
Natixis Oakmark International Fund	1.15%	1.90%	0.85%	0.90%
U.S. Equity Opportunities Fund	1.20%	1.95%	0.90%	0.95%
Mid Cap Fund	1.15%	1.90%	0.85%	0.90%
Small Cap Value Fund	1.25%	2.00%	0.95%	1.00%

Prior to July 1, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Natixis Oakmark Fund, Natixis Oakmark International Fund, Mid Cap Fund and Small Cap Value Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark Fund	1.30%	2.05%	1.00%	1.05%
Natixis Oakmark International Fund	1.20%	1.95%	0.90%	0.95%
Mid Cap Fund	1.20%	1.95%	0.90%	0.95%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.05%

Loomis Sayles and Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2021, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
International Growth Fund	$181,065	$145,776	$35,289	0.75%	0.15%
Natixis Oakmark Fund	2,106,551	87,307	2,019,244	0.68%	0.65%
Natixis Oakmark International Fund	4,216,094	918,026	3,298,068	0.78%	0.61%
U.S. Equity Opportunities Fund	7,835,017	—	7,835,017	0.75%	0.75%
Mid Cap Fund	2,560,977	172,115	2,388,862	0.77%	0.72%
Small Cap Value Fund	1,202,924	221,039	981,885	0.87%	0.71%

[1]	Management fee waivers are subject to possible recovery until December 31, 2022.

No expenses were recovered for any of the Funds during the year ended December 31, 2021 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

85  |

Notes to Financial Statements (continued)

December 31, 2021

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2021, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
International Growth Fund	$196	$78	$235
Natixis Oakmark Fund	516,720	105,696	317,087
Natixis Oakmark International Fund	372,099	213,579	640,736
U.S. Equity Opportunities Fund	1,792,773	154,497	463,492
Mid Cap Fund	87,562	33,242	99,727
Small Cap Value Fund	187,732	2,375	7,125

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
International Growth Fund	$10,285
Natixis Oakmark Fund	131,502
Natixis Oakmark International Fund	231,005
U.S. Equity Opportunities Fund	446,102
Mid Cap Fund	141,096
Small Cap Value Fund	58,651

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
International Growth Fund	$59
Natixis Oakmark Fund	98,476
Natixis Oakmark International Fund	865,845
U.S. Equity Opportunities Fund	310,467
Mid Cap Fund	233,280
Small Cap Value Fund	73,461

|  86

Notes to Financial Statements (continued)

December 31, 2021

As of December 31, 2021, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
International Growth Fund	$16
Natixis Oakmark Fund	1,267
Natixis Oakmark International Fund	11,131
U.S. Equity Opportunities Fund	3,103
Mid Cap Fund	2,274
Small Cap Value Fund	705

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2021 was as follows:

Fund	Commissions
International Growth Fund	$128
Natixis Oakmark Fund	25,774
Natixis Oakmark International Fund	10,743
U.S. Equity Opportunities Fund	26,294
Mid Cap Fund	575
Small Cap Value Fund	1,257

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2022, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $210,000. All other Trustees fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors, Loomis Sayles and affiliates are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2021, Natixis and affiliates held shares of International Growth Fund representing 98.53% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

87  |

Notes to Financial Statements (continued)

December 31, 2021

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds (effective May 1, 2021 for Mid Cap Fund) to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2022 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2021 (for the period May 1, 2021 through December 31, 2021 for Mid Cap Fund), Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
International Growth Fund	$768
Natixis Oakmark Fund	1,062
Natixis Oakmark International Fund	1,086
U.S. Equity Opportunities Fund	1,048
Mid Cap Fund	483
Small Cap Value Fund	1,050

i.  Payment by Affiliates.  For the year ended December 31, 2021, Harris reimbursed Natixis Oakmark International Fund $1,896 in connection with trading errors.

7.  Custodian and Regulatory Filing Fees and Expenses.  State Street Bank, custodian and sub-administrator to the Funds, agreed to waive its fees and expenses for the first 12 months of operations for International Growth Fund. For the year ended December 31, 2021, total fees waived for the Fund were $21,084. Regulatory filing fees and expenses are included in miscellaneous expenses on the Statements of Operations.

8.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2021, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
International Growth Fund	$689	$273	$768	$1,589
Natixis Oakmark Fund	143,286	29,310	1,062	40,611
Natixis Oakmark International Fund	247,297	141,567	1,086	511,019
U.S. Equity Opportunities Fund	410,917	35,779	1,048	151,853
Mid Cap Fund	31,293	12,007	1,157	213,548
Small Cap Value Fund	70,214	897	1,050	56,770

9.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 8, 2021, each Fund except for International Growth Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended December 31, 2021, Mid Cap Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $7,860,000 at a weighted average interest rate of 1.17%. Interest expense incurred on the line of credit was $1,272.

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Notes to Financial Statements (continued)

December 31, 2021

10.  Risk.  The Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

The International Growth Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to obtain economic benefits from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted or prohibited the ownership of such company by foreign investors. The Fund’s exposure to VIE structures may pose additional risks because the VIE structure is not formally recognized under Chinese law. The Chinese government may cease to tolerate VIE structures at any time or impose new restrictions. In addition, Chinese companies using the VIE structure, and listed on stock exchanges in the U.S., could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of these investments or render them valueless.

International Growth Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Fund
Natixis Oakmark International Fund	1	28.22%
Mid Cap Fund	2	30.76%
Small Cap Value Fund	2	12.54%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

89  |

Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
International Growth Fund	Shares	Amount	Shares		Amount
Class A
Issued from the sale of shares	11,486	$119,493	100		$1,000
Issued in connection with the reinvestment of distributions	178	1,712	—	(b)	1

Net change	11,664	$121,205	100		$1,001

Class C
Issued from the sale of shares	5,141	$52,756	100		$1,000
Issued in connection with the reinvestment of distributions	56	540	—	(b)	—	(c)
Redeemed	(1,268)	(12,908)	—		—

Net change	3,929	$40,388	100		$1,000

Class N
Issued from the sale of shares	940,733	$10,000,000	1,500,000		$15,000,000
Issued in connection with the reinvestment of distributions	517	5,372	1,224		12,450
Redeemed	(46,992)	(500,000)	—		—

Net change	894,258	$9,505,372	1,501,224		$15,012,450

Class Y
Issued from the sale of shares	24,598	$256,782	1,163		$11,750
Issued in connection with the reinvestment of distributions	388	3,739	1		9
Redeemed	(2,953)	(29,891)	—		—

Net change	22,033	$230,630	1,164		$11,759

Increase from capital share transactions	931,884	$9,897,595	1,502,588		$15,026,210

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Amount rounds to less than one share.
(c)	Amount rounds to less than $1.00.

	Year Ended December 31, 2021		Year Ended December 31, 2020
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	691,558	$20,206,685	583,622	$11,675,703
Issued in connection with the reinvestment of distributions	463,894	13,477,187	589,672	13,475,622
Redeemed	(855,457)	(24,491,426)	(1,895,350)	(37,988,760)

Net change	299,995	$9,192,446	(722,056)	$(12,837,435)

Class C
Issued from the sale of shares	546,929	$13,338,620	196,466	$3,196,499
Issued in connection with the reinvestment of distributions	147,029	3,458,822	166,000	3,131,121
Redeemed	(439,521)	(10,138,945)	(1,362,306)	(22,568,463)

Net change	254,437	$6,658,497	(999,840)	$(16,240,843)

Class N
Issued from the sale of shares	20,230	$668,794	26	$561
Issued in connection with the reinvestment of distributions	1,354	42,243	1,266	30,687
Redeemed	(14,413)	(395,951)	(20,248)	(414,541)

Net change	7,171	$315,086	(18,956)	$(383,293)

Class Y
Issued from the sale of shares	2,239,599	$69,629,845	898,502	$17,536,595
Issued in connection with the reinvestment of distributions	194,941	6,059,178	88,591	2,151,945
Redeemed	(767,848)	(22,108,885)	(1,435,875)	(28,553,935)

Net change	1,666,692	$53,580,138	(448,782)	$(8,865,395)

Increase (decrease) from capital share transactions	2,228,295	$69,746,167	(2,189,634)	$(38,326,966)

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Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares (continued).

	Year Ended December 31, 2021		Year Ended December 31, 2020
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,335,450	$36,472,444	2,770,572	$30,737,529
Issued in connection with the reinvestment of distributions	105,442	1,593,676	14,764	209,645
Redeemed	(1,647,832)	(25,699,049)	(6,172,183)	(66,211,902)

Net change	793,060	$12,367,071	(3,386,847)	$(35,264,728)

Class C
Issued from the sale of shares	335,969	$5,138,230	471,769	$5,126,354
Issued in connection with the reinvestment of distributions	25,276	376,368	—	—
Redeemed	(2,680,195)	(40,587,344)	(6,873,953)	(71,978,638)

Net change	(2,318,950)	$(35,072,746)	(6,402,184)	$(66,852,284)

Class N
Issued from the sale of shares	27,769	$415,638	7,236	$76,266
Issued in connection with the reinvestment of distributions	837	12,581	131	1,852
Redeemed	(2,541)	(37,341)	(46,592)	(500,123)

Net change	26,065	$390,878	(39,225)	$(422,005)

Class Y
Issued from the sale of shares	5,468,533	$86,311,348	22,716,726	$249,354,124
Issued in connection with the reinvestment of distributions	353,698	5,316,490	87,587	1,237,605
Redeemed	(4,621,536)	(71,233,588)	(21,280,488)	(222,395,466)

Net change	1,200,695	$20,394,250	1,523,825	$28,196,263

Decrease from capital share transactions	(299,130)	$(1,920,547)	(8,304,431)	$(74,342,754)

	Year Ended December 31, 2021		Year Ended December 31, 2020
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	706,028	$30,893,730	809,852	$28,587,906
Issued in connection with the reinvestment of distributions	1,609,947	68,881,940	1,934,829	70,589,892
Redeemed	(1,953,593)	(84,776,070)	(2,986,385)	(103,892,894)

Net change	362,382	$14,999,600	(241,704)	$(4,715,096)

Class C
Issued from the sale of shares	226,043	$5,356,200	289,975	$6,110,793
Issued in connection with the reinvestment of distributions	475,273	10,545,794	553,577	11,519,306
Redeemed	(949,764)	(22,561,088)	(1,400,383)	(29,908,911)

Net change	(248,448)	$(6,659,094)	(556,831)	$(12,278,812)

Class N
Issued from the sale of shares	—	$—	947	$37,836
Issued in connection with the reinvestment of distributions	293	15,616	500	21,295
Redeemed	(620)	(35,725)	(12,852)	(496,375)

Net change	(327)	$(20,109)	(11,405)	$(437,244)

Class Y
Issued from the sale of shares	1,490,330	$81,108,161	1,666,973	$71,953,482
Issued in connection with the reinvestment of distributions	370,262	19,743,173	465,008	20,643,018
Redeemed	(1,682,880)	(89,109,967)	(3,552,649)	(145,365,948)

Net change	177,712	$11,741,367	(1,420,668)	$(52,769,448)

Increase (decrease) from capital share transactions	291,319	$20,061,764	(2,230,608)	$(70,200,600)

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Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares (continued).

	Year Ended December 31, 2021		Year Ended December 31, 2020
Mid Cap Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	261,646	$6,416,364	226,127	$4,488,446
Issued in connection with the reinvestment of distributions	216,292	4,872,528	162,666	3,228,512
Redeemed	(213,572)	(5,159,634)	(477,370)	(9,158,673)

Net change	264,366	$6,129,258	(88,577)	$(1,441,715)

Class C
Issued from the sale of shares	16,158	$374,819	18,169	$328,156
Issued in connection with the reinvestment of distributions	85,496	1,752,803	92,379	1,686,307
Redeemed	(241,770)	(5,500,556)	(456,387)	(8,272,196)

Net change	(140,116)	$(3,372,934)	(345,839)	$(6,257,733)

Class N
Issued from the sale of shares	2,826,157	$72,192,384	94,843	$1,960,180
Issued in connection with the reinvestment of distributions	531,924	12,118,098	99,203	2,004,292
Redeemed	(205,461)	(5,123,004)	(185,807)	(3,709,379)

Net change	3,152,620	$79,187,478	8,239	$255,093

Class Y
Issued from the sale of shares	1,675,522	$41,044,197	2,378,301	$47,273,465
Issued in connection with the reinvestment of distributions	1,387,574	31,819,928	1,248,965	25,109,423
Redeemed	(3,531,602)	(86,803,876)	(6,496,334)	(126,146,971)

Net change	(468,506)	$(13,939,751)	(2,869,068)	$(53,764,083)

Increase (decrease) from capital share transactions	2,808,364	$68,004,051	(3,295,245)	$(61,208,438)

	Year Ended December 31, 2021		Year Ended December 31, 2020
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	642,790	$12,042,869	158,490	$2,085,145
Issued in connection with the reinvestment of distributions	782,913	13,763,408	31,711	358,304
Redeemed	(555,154)	(10,594,338)	(872,436)	(11,688,128)

Net change	870,549	$15,211,939	(682,235)	$(9,244,679)

Class C
Issued from the sale of shares	6,936	$66,135	40,156	$298,734
Issued in connection with the reinvestment of distributions	49,731	339,165	1,869	10,560
Redeemed	(35,173)	(333,625)	(109,068)	(738,265)

Net change	21,494	$71,675	(67,043)	$(428,971)

Class N
Issued from the sale of shares	59,076	$1,134,239	—	$—
Issued in connection with the reinvestment of distributions	12,510	233,321	14	179
Redeemed	(1)	(27)	—	—

Net change	71,585	$1,367,533	14	$179

Class Y
Issued from the sale of shares	793,405	$16,230,504	1,175,448	$16,303,249
Issued in connection with the reinvestment of distributions	591,535	11,020,292	25,025	327,632
Redeemed	(714,903)	(14,531,447)	(1,131,163)	(15,630,462)

Net change	670,037	$12,719,349	69,310	$1,000,419

Increase (decrease) from capital share transactions	1,633,665	$29,370,496	(679,954)	$(8,673,052)

|  92

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II, Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles International Growth Fund, Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund, Vaughan Nelson Small Cap Value Fund, Natixis Oakmark Fund and Vaughan Nelson Mid Cap Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles International Growth Fund (one of the funds constituting Loomis Sayles Funds II), Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund and Vaughan Nelson Small Cap Value Fund (three of the funds constituting Natixis Funds Trust I), and Natixis Oakmark Fund and Vaughn Nelson Mid Cap Fund (two of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Loomis Sayles International Growth Fund	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from December 15, 2020 (commencement of operations) through December 31, 2020
Natixis Oakmark International Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Natixis U.S. Equity Opportunities Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Vaughan Nelson Small Cap Value Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Natixis Oakmark Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Vaughan Nelson Mid Cap Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2022

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2021 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2021, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
International Growth Fund	1.44%
Natixis Oakmark Fund	100.00%
U.S. Equity Opportunities Fund	100.00%
Mid Cap Fund	34.22%
Small Cap Value Fund	6.62%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2021.

Fund	Amount
Natixis Oakmark Fund	$22,797,197
U.S. Equity Opportunities Fund	105,015,654
Mid Cap Fund	41,214,262
Small Cap Value Fund	6,185,028

Qualified Dividend Income.  For the fiscal year ended December 31, 2021, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
International Growth Fund	60.62%
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
U.S. Equity Opportunities Fund	100.00%
Mid Cap Fund	38.22%
Small Cap Value Fund	8.99%

Foreign Tax Credit.  For the year ended December 31, 2021, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Growth Fund	$31,758	$312,432
Natixis Oakmark International Fund	1,138,609	16,958,997

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	55 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	55 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	55 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

95  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	55 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	55 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	55 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	55 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  96

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	55 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

55

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); Formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	55 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	55 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

97  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)

Trustee since 2011

President and Chief Executive Officer of Natixis Funds Trust I, Natixis Funds Trust IIand President of Loomis Sayles Funds II; Chief Executive Officer of Loomis Sayles Funds II since 2015

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	55 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

|  98

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Chief Legal Officer	Since May 2021 Since July 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

99  |

Annual Report

December 31, 2021

AlphaSimplex Global Alternatives Fund

AlphaSimplex Managed Futures Strategy Fund

ALPHASIMPLEX GLOBAL ALTERNATIVES FUND

Managers	Symbols

Alexander D. Healy, PhD	Class A GAFAX

Kathryn M. Kaminiski, PhD	Class C GAFCX

Timothy J. Kang	Class N GAFNX

Peter A. Lee	Class Y GAFYX

Philippe P. Lüdi, CFA®, PhD

Robert S. Rickard

AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of the Fund is to achieve these returns with less volatility than major equity indices.

Market Conditions

Inflation was a central theme throughout 2021. At the beginning of the year, central banks were uncertain as to whether the recent inflation was merely transitory; yet, as the year went on, the consensus emerged that inflation would likely be more persistent, based on concerns regarding the Covid-19 pandemic (including new variants) and ongoing supply chain issues.

The inflationary theme was seen across markets. In equities, developed markets continued to do well as broad markets recovered from the original Covid-19 correction in early 2020. However, emerging markets underperformed in comparison as they felt the effect of inflation before developed markets. Commodity prices generally increased due to various supply/demand issues, including scarcity related to economies not being fully reopened and labor and production shortages. Some of the strongest moves in commodities were in energy markets, which increased dramatically over the year.

In general, the US dollar strengthened over the year relative to many markets including, notably, the euro and the yen, in part thanks to its role as a safe haven/reserve currency; emerging markets and European currencies generally weakened over the course of 2021. Bond prices and interest rates fluctuated , with the yield curve flattening overall as markets grappled with the future trajectory of rates. Towards year-end, as central banks began to discuss tapering, bond prices began to fall, foreshadowing rising interest rates.

These general themes were occasionally interrupted over the year, such as the market reversals following the June Federal Reserve announcements, and a similar reversal in September. However, the largest correction was at the end of November, when fears around the Omicron variant of the coronavirus caused a dramatic disruption in markets. In December, these late-November shocks generally reversed, with market trends resuming the longer-term themes from earlier in the year.

Performance Results

During the 12 months ended December 31, 2021, Class Y shares of the AlphaSimplex Global Alternatives Fund returned 1.29%. Although the Fund does not seek to track any particular index, the Barclay Fund of Funds Index may be used as a benchmark for performance analysis. The Fund underperformed this benchmark, which returned 2.98% for the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund seeks to earn returns from sources like those that drive a typical diversified portfolio of hedge funds. Accordingly, the Fund employs two primary sets of strategies. The hedge fund replication component seeks to take on exposures that reflect the liquid, broad market exposures of the hedge fund industry as identified by a proprietary quantitative process. The Fund’s alternative risk premia (ARP) component attempts to provide uncorrelated returns reflective of the diversifying and opportunistic trading strategies employed by hedge funds.

When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but incurs losses when the price falls. When the Fund takes on a “short” exposure, the short exposure generally experiences losses as the price of the underlying security rises but profits as the price falls. The Fund typically makes extensive use of futures and forward contracts on global stock indices, fixed income securities, currencies, and commodities, as well as long and short (through equity basket total return swaps and/or short sales) positions in single-name equities. As market events unfold, these exposures result in a profit or loss for the Fund.

1  |

During 2021, the Fund’s gains were driven by the hedge fund replication models, particularly through equities and commodities. The Fund’s alternative risk premia strategies detracted overall.

Hedge Fund Replication. The Fund’s Hedge Fund Replication models provided positive performance, returning approximately 4.0% in total. Gains were driven primarily by long exposure to developed US and international equities, with long exposure to energy contracts and copper providing additional gains. The sleeve saw losses in long currency positions, particularly the Australian dollar and Swedish krone, as the US dollar appreciated over the course of the year. Finally, losses from a long position in the Bund outweighed gains from short exposure to the US 2-Year Note.

Alternative Risk Premia. The alternative risk premia (ARP) component of the portfolio returned approximately -2.8% for the year. The Structural/Flow category detracted most from performance, as the low volatility and commodity contrarian factors underperformed. Carry/Curve models primarily saw losses from long exposure to the Australian and US 10-Year Notes during sharp yield spikes. The Event category also contributed to losses, as models that short stocks embroiled in ESG (Environmental, Social & Governance) controversies underperformed. Trend/Momentum models provided gains, as futures trend-following models contributed positively. Finally, the Value category saw strong gains from both the equity profitability and currency value models.

The contribution from the Fund’s cash portfolio was approximately 0.05%, as short-maturity interest rates stayed near zero due to the Federal Reserve continuing to add liquidity throughout the year. The Fund’s portfolio is adjusted on a daily and monthly basis to incorporate new information about hedge funds’ exposures and changing market dynamics or to update risk premia positioning, and on a daily basis to control risk. The risk control mechanism is designed to target an average annual volatility of 9% or less — greater than the typical volatility of bonds, but less than the typical volatility of stocks. The Fund’s realized volatility in 2021 was 7.4%, which is in line with our expectations and consistent with its long-term average. We continue to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

Given the persistence of inflation during 2021, investors will be focused on central bank policy. The question of 2022 will be not whether inflation is transitory, but how much monetary policy will need to adjust to deal with persistent inflation, and whether central banks respond with tapering their various asset purchase programs or require more significant tightening by raising interest rates. Should a larger tightening policy response be required, long-term growth in equity markets and commodity prices could be adversely impacted. This may cause economic growth to slow from its recent expansion. The current environment may be underestimating how much policy could or may be tightened to deal with inflation.

Markets may also continue to respond to concerns about Covid-19 variants and supply/demand imbalances in 2022, which may also affect long-term economic growth.

|  2

ALPHASIMPLEX GLOBAL ALTERNATIVES FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2011 through December 31, 2021

Average Annual Total Returns – December 31, 20213

				Life of Class N	Expense Ratios[4]
	1 Year	5 Year	10 Year		Gross	Net

Class Y
NAV	1.29%	2.69%	2.91%	—%	1.31%	1.26%

Class A
NAV	1.03	2.42	2.66	—	1.56	1.51
With 5.75% Maximum Sales Charge	-4.77	1.22	2.05	—

Class C
NAV	0.30	1.66	2.04	—	2.31	2.26
With CDSC[1]	-0.70	1.66	2.04	—

Class N (Inception 5/1/13)
NAV	1.39	2.72	—	2.12	1.67	1.21

Comparative Performance
Barclay Fund of Funds Index[2]	2.98	4.07	3.58	3.10

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

Barclay Fund of Funds Index is a measure of the average return of all Fund of Funds (“FoFs”) in the Barclay database. The index is simply the arithmetic average of the net returns of all the FoFs that have reported that month. Index returns are recalculated by BarclayHedge, Ltd. throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Fund of Funds Index returns reported by the fund may differ from the index returns for the same period published by others. The performance of the Index reflects the managed fees and other expenses of both the funds of funds in the Index and the hedge funds in which these fund of funds invest.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

ALPHASIMPLEX MANAGED FUTURES STRATEGY FUND

Managers	Symbols

Alexander D. Healy, PhD	Class A AMFAX

Kathryn M. Kaminski, PhD	Class C ASFCX

Philippe P. Lüdi, CFA®, PhD	Class N AMFNX

John C. Perry, PhD	Class Y ASFYX

Robert S. Rickard

AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation.

Market Conditions

Inflation was a central theme throughout 2021. At the beginning of the year, central banks were uncertain as to whether the recent inflation was merely transitory; yet, as the year went on, the consensus emerged that inflation would likely be more persistent, based on concerns regarding the Covid-19 pandemic (including new variants) and ongoing supply chain issues.

The inflationary theme was seen across markets. In equities, developed markets continued to do well as broad markets recovered from the original Covid-19 correction in early 2020. However, emerging markets underperformed in comparison as they felt the effect of inflation before developed markets. Commodity prices generally increased due to various supply/demand issues, including scarcity related to economies not being fully reopened and labor and production shortages. Some of the strongest moves in commodities were in energy markets, which increased dramatically over the year.

In general, the US dollar strengthened over the year relative to many markets including, notably, the euro and the yen, in part thanks to its role as a safe haven/reserve currency; emerging markets and European currencies generally weakened over the course of 2021. Bond prices and interest rates fluctuated , with the yield curve flattening overall as markets grappled with the future trajectory of rates. Towards year-end, as central banks began to discuss tapering, bond prices began to fall, foreshadowing rising interest rates.

These general themes were occasionally interrupted over the year, such as the market reversals following the June Federal Reserve announcements, and a similar reversal in September. However, the largest correction was at the end of November, when fears around the Omicron variant of the coronavirus caused a dramatic disruption in markets. In December, these late-November shocks generally reversed, with market trends resuming the longer-term themes from earlier in the year.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the AlphaSimplex Managed Futures Strategy Fund returned 3.53%. Although the Fund does not seek to track any particular index, one index that may be used for performance analysis is the SG Trend Index as it reflects a peer group of diversified, primarily trend-following investment managers. The Fund underperformed this benchmark, which returned 9.25% over the same period. The Credit Suisse Managed Futures Liquid Index may also be used as a benchmark for performance analysis; this benchmark returned 7.50% over the same period. It is important to note that there are material differences between the Fund and these benchmarks.

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to identify trends in global stock, fixed income, currency, and commodity markets. When the Fund takes on a “long” exposure to a market, that exposure generally profits as the price of the underlying security rises but suffers losses when its price falls; when it takes on a “short” exposure, that exposure generally suffers losses as the price of the underlying security rises but profits as its price falls. The Fund uses derivative instruments, such as futures and forward contracts, to capture these exposures.

The Fund’s performance benefited from the more consistent trends in global markets, especially within commodities and equities. Fixed income and currencies, which fluctuated more over the course of the year, detracted from performance.

In commodities, the largest gains came from long positions in energies, with long positions in base metals and agricultural commodities also contributing positively. Precious metals and livestock detracted overall. Equity gains came from long positions in both international developed markets and US markets, while emerging markets detracted from performance. The best performing assets were the S&P 500® and the S&P/TSX 60 (Canada). In fixed income, the largest losses came from long positions in international developed markets, especially German bonds and French 10-Year Notes (OAT). Long positions in US bonds detracted

|  4

ALPHASIMPLEX MANAGED FUTURES STRATEGY FUND

overall, outweighing gains from some short positions in the same contracts over the year. While the Fund had gains from short positions in the Japanese yen and euro, these gains were outweighed by losses from long positions in most other currencies (short US dollar) as the dollar strengthened over the year.

During 2021, the Adaptive and Basic Multi-Trend approaches contributed positively to performance, while the Short-Horizon models detracted slightly.

The contribution from the Fund’s cash portfolio was approximately 0.09%, as short-maturity interest rates stayed near zero due to the Federal Reserve continuing to add liquidity throughout the year. The Fund’s portfolio is adjusted on a daily basis to reflect market trends as well as to control risk. The risk control mechanism is designed to target an annualized portfolio volatility of 17% or less. The Fund’s realized volatility in 2021 was 13.2%, which is consistent with our risk management objectives. We continue to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

Given the persistence of inflation during 2021, investors will be focused on central bank policy. The question of 2022 will be not whether inflation is transitory, but how much monetary policy will need to adjust to deal with persistent inflation, and whether central banks respond with tapering their various asset purchase programs or require more significant tightening by raising interest rates. Should a larger tightening policy response be required, long-term growth in equity markets and commodity prices could be adversely impacted. This may cause economic growth to slow from its recent expansion. The current environment may be underestimating how much policy could or may be tightened to deal with inflation.

Markets may also continue to respond to concerns about Covid-19 variants and supply/demand imbalances in 2022, which may also affect long-term economic growth.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2011 through December 31, 2021

5  |

Average Annual Total Returns – December 31, 20214

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y
NAV	3.53%	3.52%	3.14%	—%	1.55%	1.46%

Class A
NAV	3.30	3.26	2.89	—	1.81	1.71
With 5.75% Maximum Sales Charge	-2.64	2.04	2.28	—

Class C
NAV	2.54	2.51	2.27	—	2.55	2.46
With CDSC[1]	1.57	2.51	2.27	—

Class N (Inception 5/01/17)
NAV	3.63	—	—	3.94	1.36	1.36

Comparative Performance
Credit Suisse Managed Futures Liquid Index[2]	7.50	-0.48	1.89	0.68
SG Trend Index[3]	9.25	3.56	2.86	4.29

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

Credit Suisse Managed Futures Liquid Index seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including equities, fixed-income, commodities and currencies. Relative performance for the Credit Suisse Managed Futures Liquid Index is not available prior to January 31, 2011, which is the inception date of the index.

3

SG Trend Index is equal-weighted, reconstituted and rebalanced annually. The index calculates the net daily rate of return for a pool of Commodity Trading Advisors (CTAs) selected from the larger managers that are open to new investment. AlphaSimplex Group, LLC is part of this index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  6

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

7  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2021 through December 31, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ALPHASIMPLEX GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$1,005.60	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68
Class C
Actual	$1,000.00	$1,002.00	$11.40
Hypothetical (5% return before expenses)	$1,000.00	$1,013.81	$11.47
Class N
Actual	$1,000.00	$1,008.30	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16
Class Y
Actual	$1,000.00	$1,007.30	$6.37
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.51%, 2.26%, 1.21% and 1.26% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  8

ALPHASIMPLEX MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$963.80	$8.56
Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79
Class C
Actual	$1,000.00	$960.60	$12.26
Hypothetical (5% return before expenses)	$1,000.00	$1,012.70	$12.58
Class N
Actual	$1,000.00	$965.10	$6.84
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$7.02
Class Y
Actual	$1,000.00	$964.90	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.53

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.73%, 2.48%, 1.38% and 1.48% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

9  |

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund

Shares	Description	Value (†)
Common Stocks — 22.1% of Net Assets
	Aerospace & Defense — 0.2%
6,216	Howmet Aerospace, Inc.	$197,855
799	Lockheed Martin Corp.	283,973
202	Northrop Grumman Corp.	78,188

		560,016

	Air Freight & Logistics — 0.2%
2,033	C.H. Robinson Worldwide, Inc.	218,812
3,064	Expeditors International of Washington, Inc.	411,464

		630,276

	Auto Components — 0.1%
5,472	Gentex Corp.	190,699

	Automobiles — 0.1%
727	Ferrari NV	188,162
168	Tesla, Inc.(a)	177,539

		365,701

	Banks — 2.9%
45,552	Atlantic Capital Bancshares, Inc.(a)	1,310,531
28,905	Bryn Mawr Bank Corp.	1,301,014
4,212	Citigroup, Inc.	254,363
5,926	Eastern Bankshares, Inc.	119,527
64,498	First Midwest Bancorp, Inc.	1,320,919
84,355	Investors Bancorp, Inc.	1,277,978
73,619	People’s United Financial, Inc.	1,311,891
16,117	Reliant Bancorp, Inc.	572,154
645	Signature Bank	208,638
49,823	Sterling Bancorp	1,284,935
34,869	TriState Capital Holdings, Inc.(a)	1,055,136

		10,017,086

	Beverages — 0.5%
4,943	Brown-Forman Corp., Class B	360,147
1,305	Coca-Cola Co. (The)	77,269
5,721	Keurig Dr Pepper, Inc.	210,876
2,225	Monster Beverage Corp.(a)	213,689
3,470	PepsiCo, Inc.	602,774
13,390	Primo Water Corp.	236,066

		1,700,821

	Biotechnology — 0.2%
2,830	AbbVie, Inc.	383,182
2,835	Gilead Sciences, Inc.	205,849

		589,031

	Building Products — 0.2%
1,058	Allegion PLC	140,121
2,737	Masco Corp.	192,192
1,841	Masonite International Corp.(a)	217,146
4,861	Resideo Technologies, Inc.(a)	126,532

		675,991

	Capital Markets — 0.5%
1,971	Houlihan Lokey, Inc.	204,038
1,250	Intercontinental Exchange, Inc.	170,962
8,738	Invesco Ltd.	201,149
5,294	Janus Henderson Group PLC	222,030
1,035	LPL Financial Holdings, Inc.	165,693
439	MarketAxess Holdings, Inc.	180,548
627	Morningstar, Inc.	214,428
395	Nasdaq, Inc.	82,954
3,921	SEI Investments Co.	238,946

		1,680,748

	Chemicals — 0.9%
50,310	Atotech Ltd.(a)	1,283,911
4,695	Corteva, Inc.	221,980
1,668	International Flavors & Fragrances, Inc.	251,284
614	Linde PLC	212,708
5,279	Olin Corp.	303,648
753	RPM International, Inc.	76,053
1,999	Sherwin-Williams Co. (The)	703,968

		3,053,552

	Commercial Services & Supplies — 0.4%
718	Cintas Corp.	318,196
4,245	Copart, Inc.(a)	643,627
1,970	Republic Services, Inc.	274,717
5,454	Rollins, Inc.	186,581
572	Waste Management, Inc.	95,467

		1,518,588

	Communications Equipment — 0.2%
3,473	Cisco Systems, Inc.	220,084
9,679	Radware Ltd.(a)	403,034

		623,118

	Construction & Engineering — 0.1%
3,040	AECOM(a)	235,144

	Consumer Finance — 0.1%
2,405	Green Dot Corp., Class A(a)	87,157
2,102	Nelnet, Inc., Class A	205,323
2,768	OneMain Holdings, Inc.	138,511

		430,991

	Containers & Packaging — 0.1%
1,255	AptarGroup, Inc.	153,713
659	Avery Dennison Corp.	142,720
2,139	Sealed Air Corp.	144,318
1,742	Silgan Holdings, Inc.	74,627

		515,378

	Distributors — 0.1%
4,214	LKQ Corp.	252,966
233	Pool Corp.	131,878

		384,844

	Diversified Consumer Services — 0.1%
2,768	Service Corp. International	196,500

	Diversified Telecommunication Services — 0.1%
3,376	AT&T, Inc.	83,050
5,188	Verizon Communications, Inc.	269,568

		352,618

	Electric Utilities — 0.4%
1,720	Alliant Energy Corp.	105,728
3,240	American Electric Power Co., Inc.	288,263
1,305	Avangrid, Inc.	65,093
985	Duke Energy Corp.	103,326
8,764	Exelon Corp.	506,209
687	IDACORP, Inc.	77,844
1,153	Southern Co. (The)	79,073
1,131	Xcel Energy, Inc.	76,569

		1,302,105

	Electrical Equipment — 0.1%
1,353	AMETEK, Inc.	198,945
576	Generac Holdings, Inc.(a)	202,706

		401,651

See accompanying notes to consolidated financial statements.

|  10

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — 0.2%
2,305	Amphenol Corp., Class A	$201,595
1,475	CDW Corp.	302,051
11,466	Flex Ltd.(a)	210,172

		713,818

	Entertainment — 0.2%
1,502	Electronic Arts, Inc.	198,114
6,769	Lions Gate Entertainment Corp., Class A(a)	112,636
725	Roku, Inc.(a)	165,445
1,739	Walt Disney Co. (The)(a)	269,354

		745,549

	Food & Staples Retailing — 0.2%
284	Costco Wholesale Corp.	161,227
3,259	Sysco Corp.	255,994
5,216	U.S. Foods Holding Corp.(a)	181,673
1,369	Walmart, Inc.	198,081

		796,975

	Food Products — 1.0%
5,400	Cal-Maine Foods, Inc.	199,746
1,748	Campbell Soup Co.	75,968
14,942	Conagra Brands, Inc.	510,269
2,834	Flowers Foods, Inc.	77,850
1,550	General Mills, Inc.	104,439
4,793	Hain Celestial Group, Inc. (The)(a)	204,230
404	Hershey Co. (The)	78,162
1,853	Hormel Foods Corp.	90,445
9,362	Hostess Brands, Inc.(a)	191,172
615	J.M. Smucker Co. (The)	83,529
1,176	John B Sanfilippo & Son, Inc.	106,028
1,257	Kellogg Co.	80,976
528	Lancaster Colony Corp.	87,437
1,100	McCormick & Co., Inc.	106,271
12,758	Mondelez International, Inc., Class A	845,983
8,217	Nomad Foods Ltd.(a)	208,629
2,026	Post Holdings, Inc.(a)	228,391
19,246	SunOpta, Inc.(a)	133,760

		3,413,285

	Gas Utilities — 0.1%
2,876	Atmos Energy Corp.	301,319

	Health Care Equipment & Supplies — 0.8%
1,268	Baxter International, Inc.	108,845
658	Becton Dickinson & Co.	165,474
503	Cooper Cos., Inc. (The)	210,727
1,692	Inmode Ltd.(a)	119,421
1,845	Medtronic PLC	190,865
3,281	Merit Medical Systems, Inc.(a)	204,406
2,041	Novocure Ltd.(a)	153,238
51,835	Ortho Clinical Diagnostics Holdings PLC, Class H(a)	1,108,751
905	Shockwave Medical, Inc.(a)	161,389
1,997	STAAR Surgical Co.(a)	182,326
331	STERIS PLC	80,569

		2,686,011

	Health Care Providers & Services — 0.3%
2,367	Apollo Medical Holdings, Inc.(a)	173,927
329	Chemed Corp.	174,054
2,287	Encompass Health Corp.	149,250
640	Laboratory Corp. of America Holdings(a)	201,094
2,454	Quest Diagnostics, Inc.	424,567

		1,122,892

	Health Care Technology — 0.1%
6,502	Evolent Health, Inc., Class A(a)	179,910

	Hotels, Restaurants & Leisure — 0.6%
135	Chipotle Mexican Grill, Inc.(a)	236,014
833	Domino’s Pizza, Inc.	470,087
1,505	Hilton Worldwide Holdings, Inc.(a)	234,765
1,486	McDonald’s Corp.	398,352
1,373	Papa John’s International, Inc.	183,254
7,114	Wendy’s Co. (The)	169,669
1,579	Yum! Brands, Inc.	219,260

		1,911,401

	Household Durables — 0.2%
2,854	Garmin Ltd.	388,629
1,491	Installed Building Products, Inc.	208,322
11,115	Newell Brands, Inc.	242,752

		839,703

	Household Products — 0.5%
1,050	Church & Dwight Co., Inc.	107,625
1,577	Clorox Co. (The)	274,966
2,829	Colgate-Palmolive Co.	241,427
548	Kimberly-Clark Corp.	78,320
4,871	Procter & Gamble Co. (The)	796,798
3,971	Reynolds Consumer Products, Inc.	124,689

		1,623,825

	Independent Power & Renewable Electricity Producers — 0.1%
2,224	NextEra Energy Partners LP	187,706

	Industrial Conglomerates — 0.2%
2,875	3M Co.	510,686
1,703	General Electric Co.	160,883
207	Roper Technologies, Inc.	101,815

		773,384

	Insurance — 0.9%
1,733	Aon PLC, Class A	520,871
15,867	Athene Holding Ltd., Class A(a)	1,322,197
1,140	Brown & Brown, Inc.	80,119
1,054	Erie Indemnity Co., Class A	203,064
3,960	Marsh & McLennan Cos., Inc.	688,327
2,860	Progressive Corp. (The)	293,579

		3,108,157

	Interactive Media & Services — 0.3%
195	Alphabet, Inc., Class A(a)	564,923
1,249	IAC/InterActiveCorp.(a)	163,257
683	Meta Platforms, Inc., Class A(a)	229,727
3,743	Snap, Inc., Class A(a)	176,033

		1,133,940

	Internet & Direct Marketing Retail — 0.1%
159	Amazon.com, Inc.(a)	530,160

	IT Services — 1.1%
545	Accenture PLC, Class A	225,930
4,601	Amdocs Ltd.	344,339
946	Block, Inc., Class A(a)	152,788
2,911	Broadridge Financial Solutions, Inc.	532,189
3,696	CSG Systems International, Inc.	212,963
2,438	Fiserv, Inc.(a)	253,040
83,563	GreenSky, Inc., Class A(a)	949,276
2,516	MAXIMUS, Inc.	200,450
2,168	Paychex, Inc.	295,932
564	Twilio, Inc., Class A(a)	148,524
826	VeriSign, Inc.(a)	209,655
1,454	Visa, Inc., Class A	315,096

		3,840,182

See accompanying notes to consolidated financial statements.

11  |

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Leisure Products — 0.1%
3,513	Acushnet Holdings Corp.	$186,470
2,124	Brunswick Corp.	213,950
3,835	Peloton Interactive, Inc., Class A(a)	137,140

		537,560

	Life Sciences Tools & Services — 0.2%
2,208	Agilent Technologies, Inc.	352,507
1,479	Danaher Corp.	486,606

		839,113

	Machinery — 0.6%
5,696	Graco, Inc.	459,211
430	IDEX Corp.	101,618
1,141	Illinois Tool Works, Inc.	281,599
1,483	Lincoln Electric Holdings, Inc.	206,834
2,302	PACCAR, Inc.	203,175
9,891	Titan International, Inc.(a)	108,405
3,842	Toro Co. (The)	383,854
6,214	Trinity Industries, Inc.	187,663

		1,932,359

	Media — 0.3%
476	Charter Communications, Inc., Class A(a)	310,338
5,300	Comcast Corp., Class A	266,749
2,464	Liberty Broadband Corp.(a)	396,457

		973,544

	Metals & Mining — 0.1%
7,506	United States Steel Corp.	178,718

	Multi-Utilities — 0.2%
867	Ameren Corp.	77,171
1,614	CMS Energy Corp.	104,991
3,312	Consolidated Edison, Inc.	282,580
1,084	Dominion Energy, Inc.	85,159
1,248	Public Service Enterprise Group, Inc.	83,279
1,086	WEC Energy Group, Inc.	105,418

		738,598

	Multiline Retail — 0.4%
663	Dillard’s, Inc., Class A	162,448
1,974	Dollar General Corp.	465,529
7,457	Macy’s, Inc.	195,224
1,936	Target Corp.	448,068

		1,271,269

	Oil, Gas & Consumable Fuels — 0.8%
3,389	Cheniere Energy Partners LP	143,151
2,395	Cheniere Energy, Inc.	242,901
3,866	Continental Resources, Inc.	173,042
5,556	Enviva Partners LP	391,254
7,239	New Fortress Energy, Inc.	174,749
5,307	Peabody Energy Corp.(a)	53,442
35,134	Phillips 66 Partners LP	1,267,283
127	Texas Pacific Land Corp.	158,607

		2,604,429

	Personal Products — 0.1%
1,011	Estee Lauder Cos., Inc. (The), Class A	374,272

	Pharmaceuticals — 0.4%
3,501	Bristol-Myers Squibb Co.	218,287
7,635	Elanco Animal Health, Inc.(a)	216,681
1,673	Johnson & Johnson	286,200
1,279	Merck & Co., Inc.	98,023
2,880	Pfizer, Inc.	170,064
2,118	Zoetis, Inc.	516,856

		1,506,111

	Professional Services — 0.2%
7,504	Booz Allen Hamilton Holding Corp.	636,264
770	CoStar Group, Inc.(a)	60,853
321	Verisk Analytics, Inc.	73,423

		770,540

	Real Estate Management & Development — 0.1%
2,189	CBRE Group, Inc., Class A(a)	237,528
116	Howard Hughes Corp. (The)(a)	11,807

		249,335

	REITs – Diversified — 0.0%
5,439	Broadstone Net Lease, Inc.	134,996

	REITs – Mortgage — 0.1%
25,145	AGNC Investment Corp.	378,181

	REITs – Office Property — 0.2%
356	Alexandria Real Estate Equities, Inc.	79,373
3,426	Easterly Government Properties, Inc.	78,524
15,272	Equity Commonwealth(a)	395,545

		553,442

	REITs – Shopping Centers — 0.1%
8,923	NETSTREIT Corp.	204,337

	REITs – Warehouse/Industrials — 0.1%
2,553	Terreno Realty Corp.	217,745

	Road & Rail — 0.2%
15,739	Heartland Express, Inc.	264,730
475	Old Dominion Freight Line, Inc.	170,230
2,174	Uber Technologies, Inc.(a)	91,156
1,127	Union Pacific Corp.	283,925

		810,041

	Semiconductors & Semiconductor Equipment — 0.5%
631	Ambarella, Inc.(a)	128,023
5,507	CMC Materials, Inc.	1,055,637
3,596	Intel Corp.	185,194
1,715	ON Semiconductor Corp.(a)	116,483
1,096	Texas Instruments, Inc.	206,563

		1,691,900

	Software — 1.7%
5,907	ACI Worldwide, Inc.(a)	204,973
2,263	Asana, Inc., Class A(a)	168,707
2,678	Black Knight, Inc.(a)	221,979
7,099	Box, Inc., Class A(a)	185,923
3,528	Check Point Software Technologies Ltd.(a)	411,224
2,444	CommVault Systems, Inc.(a)	168,440
905	Crowdstrike Holdings, Inc., Class A(a)	185,299
533	Fortinet, Inc.(a)	191,560
373	Intuit, Inc.	239,921
1,337	Microsoft Corp.	449,660
57,115	Momentive Global, Inc.(a)	1,207,982
4,028	NCR Corp.(a)	161,925
1,234	New Relic, Inc.(a)	135,691
9,013	NortonLifeLock, Inc.	234,158
4,251	Open Text Corp.	201,837
1,903	Oracle Corp.	165,960
2,034	Pegasystems, Inc.	227,442
1,340	PTC, Inc.(a)	162,341
335	ServiceNow, Inc.(a)	217,452
338	Tyler Technologies, Inc.(a)	181,827
1,136	Workiva, Inc.(a)	148,237
672	Zscaler, Inc.(a)	215,934

		5,688,472

See accompanying notes to consolidated financial statements.

|  12

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Specialty Retail — 0.3%
79	AutoZone, Inc.(a)	$165,615
1,973	Best Buy Co., Inc.	200,457
483	Home Depot, Inc. (The)	200,450
1,003	Lowe’s Cos., Inc.	259,255
285	O’Reilly Automotive, Inc.(a)	201,275
2,844	Rent-A-Center, Inc.	136,626

		1,163,678

	Technology Hardware, Storage & Peripherals — 0.1%
963	Apple, Inc.	171,000
1,374	Seagate Technology Holdings PLC	155,234

		326,234

	Textiles, Apparel & Luxury Goods — 0.1%
1,010	Crocs, Inc.(a)	129,502
1,105	NIKE, Inc., Class B	184,171

		313,673

	Thrifts & Mortgage Finance — 0.4%
24,048	Flagstar Bancorp, Inc.	1,152,861
18,226	Waterstone Financial, Inc.	398,421

		1,551,282

	Tobacco — 0.1%
3,072	Altria Group, Inc.	145,582
2,984	Philip Morris International, Inc.	283,480

		429,062

	Trading Companies & Distributors — 0.2%
5,700	Fastenal Co.	365,142
403	W.W. Grainger, Inc.	208,851
623	Watsco, Inc.	194,924

		768,917

	Water Utilities — 0.1%
972	American Water Works Co., Inc.	183,572

	Wireless Telecommunication Services — 0.0%
1,452	T-Mobile US, Inc.(a)	168,403

	Total Common Stocks (Identified Cost $68,699,060)	75,892,858

Closed-End Investment Companies — 0.1%
25,080	Golub Capital BDC, Inc. (Identified Cost $384,474)	387,235

Principal Amount
Short-Term Investments — 69.8%
	Certificates of Deposit — 39.6%
$11,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.120%, 1/13/2022	11,000,139
15,000,000	Sumitomo Mitsui Banking Corp. (NY), 0.120%, 1/18/2022(b)	15,000,232
10,000,000	Canadian Imperial Bank of Commerce (NY), 0.210%, 1/26/2022(b)	10,000,880
10,000,000	Cooperatieve Rabobank U.A., 0.120%, 2/15/2022	10,000,178
3,000,000	Cooperatieve Rabobank U.A., 0.120%, 2/15/2022	3,000,053
15,000,000	Toronto-Dominion Bank (NY), 0.140%, 2/17/2022(b)	15,000,479
14,000,000	Skandinaviska Enskilda Banken (NY), 0.140%, 2/18/2022	14,000,152
10,000,000	Sumitomo Mitsui Trust (NY), 0.230%, 4/12/2022	9,999,717
10,000,000	Westpac Banking Corp. (NY), 0.150%, 4/14/2022	9,999,132
5,000,000	Bank of Nova Scotia (NY), 0.220%, 4/14/2022(b)	4,999,793
	Certificates of Deposit — continued
10,000,000	Commonwealth Bank of Australia (NY), 0.160%, 4/22/2022(b)	9,998,226
10,000,000	Mizuho Bank Ltd. (NY), 0.290%, 5/18/2022	10,000,000
2,500,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.320%, 6/06/2022	2,500,141
5,000,000	Bank of Montreal (IL), 0.200%, 6/23/2022	4,996,613
5,000,000	Bank of America, N.A., 0.330%, 7/13/2022	5,000,563

		135,496,298

	Treasuries — 23.8%
7,500,000	U.S. Treasury Bills, 0.035%, 1/06/2022(c)(d)(e)	7,499,997
20,000,000	U.S. Treasury Bills, 0.020%, 3/01/2022(c)	19,998,892
4,000,000	U.S. Treasury Bills, 0.043%, 3/03/2022(c)(d)	3,999,689
10,000,000	U.S. Treasury Bills, 0.035%, 3/10/2022(c)	9,999,221
10,000,000	U.S. Treasury Bills, 0.040%, 3/22/2022(c)	9,998,527
10,000,000	U.S. Treasury Bills, 0.045%, 3/31/2022(c)	9,998,727
20,000,000	U.S. Treasury Bills, 0.155%-0.160%, 6/23/2022(c)(f)	19,984,087

		81,479,140

	Repurchase Agreements — 6.4%
21,998,261	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $21,998,261 on 1/03/2022 collateralized by $1,863,600 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $2,593,753; $1,899,300 U.S. Treasury Note, 1.000% due 7/31/2028 valued at $1,857,562; $7,915,100 U.S. Treasury Inflation Indexed Bond, 3.625% due 4/15/2028 valued at $17,987,133 including accrued interest (Note 2 of Notes to Consolidated Financial Statements)(e)	21,998,261

	Total Short-Term Investments (Identified Cost $238,979,682)	238,973,699

	Total Investments — 92.0% (Identified Cost $308,063,216)	315,253,792
	Other assets less liabilities — 8.0%	27,227,476

	Net Assets — 100.0%	$342,481,268

(†)	See Note 2 of Notes to Consolidated Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)	A portion of the security is held by AlphaSimplex Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Consolidated Financial Statements.
(f)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

REITs	Real Estate Investment Trusts

CHF	Swiss Franc
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

See accompanying notes to consolidated financial statements.

13  |

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund – (continued)

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	3/16/2022	CHF	B	4,500,000	$4,894,169	$4,947,737	$53,568
UBS AG	3/16/2022	CHF	S	6,000,000	6,551,985	6,596,982	(44,997)
UBS AG	3/16/2022	NOK	B	142,000,000	15,683,489	16,102,970	419,481
UBS AG	3/16/2022	NOK	S	64,000,000	7,108,905	7,257,677	(148,772)
UBS AG	3/16/2022	NZD	B	9,500,000	6,403,066	6,499,470	96,404
UBS AG	3/16/2022	NZD	S	16,300,000	11,031,441	11,151,722	(120,281)
UBS AG	3/16/2022	PLN	S	7,000,000	1,705,375	1,728,051	(22,676)
UBS AG	3/16/2022	SEK	B	212,000,000	23,327,757	23,475,017	147,260
UBS AG	3/16/2022	SEK	B	34,000,000	3,765,854	3,764,861	(993)
UBS AG	3/16/2022	SEK	S	8,000,000	876,270	885,850	(9,580)
UBS AG	3/16/2022	SGD	S	2,750,000	2,011,072	2,039,900	(28,828)
UBS AG	3/16/2022	ZAR	S	7,500,000	463,730	465,923	(2,193)

Total							$338,393

At December 31, 2021, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
3 Year Australia Government Bond	3/15/2022	23	$1,910,095	$1,910,148	$53
5 Year U.S. Treasury Note	3/31/2022	66	7,984,969	7,984,453	(516)
AEX-Index®	1/21/2022	7	1,251,211	1,271,438	20,227
ASX SPI 200™	3/17/2022	10	1,328,142	1,336,327	8,185
Australian Dollar	3/14/2022	279	19,649,357	20,305,620	656,263
CAC 40®	1/21/2022	13	1,030,373	1,057,199	26,826
Canadian Dollar	3/15/2022	327	25,549,084	25,849,350	300,266
DAX	3/18/2022	16	7,130,338	7,220,820	90,482
E-mini NASDAQ 100	3/18/2022	3	969,074	979,245	10,171
E-mini Russell 2000	3/18/2022	688	76,142,482	77,152,320	1,009,838
E-mini S&P 500®	3/18/2022	47	10,969,330	11,182,475	213,145
E-mini S&P MidCap 400®	3/18/2022	4	1,108,585	1,135,080	26,495
Euribor	3/14/2022	15	4,291,361	4,292,642	1,281
Euro Schatz	3/08/2022	25	3,192,427	3,188,653	(3,774)
EURO STOXX 50®	3/18/2022	77	3,665,909	3,758,614	92,705
Euro-BTP	3/08/2022	150	25,490,653	25,105,624	(385,029)
Euro-Buxl® 30 Year Bond	3/08/2022	4	985,986	941,493	(44,493)
Euro-OAT	3/08/2022	139	26,032,636	25,818,723	(213,913)
Eurodollar	3/14/2022	183	45,635,625	45,592,163	(43,462)
FTSE 100 Index	3/18/2022	160	15,611,953	15,861,439	249,486
FTSE MIB	3/18/2022	7	1,059,744	1,085,764	26,020
FTSE Taiwan Index	1/25/2022	16	1,007,920	1,026,240	18,320
FTSE/JSE Top 40 Index	3/17/2022	11	454,597	462,449	7,852
German Euro BOBL	3/08/2022	9	1,374,465	1,365,243	(9,222)
German Euro Bund	3/08/2022	56	11,016,657	10,925,862	(90,795)
Hang Seng Index®	1/28/2022	20	2,965,419	3,007,483	42,064
IBEX 35	1/21/2022	6	571,105	593,231	22,126
Mexican Peso	3/14/2022	108	2,500,200	2,606,040	105,840
MSCI EAFE Index	3/18/2022	14	1,599,850	1,625,260	25,410
MSCI Emerging Markets Index	3/18/2022	129	7,992,517	7,909,635	(82,882)
Nikkei 225™	3/10/2022	2	482,248	500,391	18,143
OMXS30®	1/21/2022	38	974,386	1,017,369	42,983
S&P/TSX 60 Index	3/17/2022	9	1,791,608	1,822,697	31,089
Short-Term Euro-BTP	3/08/2022	19	2,449,767	2,442,412	(7,355)
TOPIX	3/10/2022	27	4,561,693	4,675,650	113,957
U.S. Dollar Index	3/14/2022	125	12,038,750	11,949,125	(89,625)

Total					$2,188,161

See accompanying notes to consolidated financial statements.

|  14

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund – (continued)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/16/2022	18	$1,204,837	$1,263,600	$58,763
Brent Crude Oil	1/31/2022	46	3,481,990	3,577,880	95,890
Coffee	3/21/2022	6	513,431	508,725	(4,706)
Copper	3/29/2022	4	436,337	446,350	10,013
Copper LME	3/16/2022	77	18,392,119	18,733,137	341,018
Corn	3/14/2022	125	3,456,063	3,707,813	251,750
Gasoline	1/31/2022	17	1,515,734	1,588,364	72,630
Gold	2/24/2022	36	6,709,730	6,582,960	(126,770)
Natural Gas	2/24/2022	35	1,290,510	1,244,950	(45,560)
New York Harbor ULSD	1/31/2022	56	5,175,568	5,469,106	293,538
Nickel LME	3/16/2022	27	3,193,338	3,368,547	175,209
Silver	3/29/2022	12	1,326,400	1,401,120	74,720
Soybean Meal	3/14/2022	24	974,070	957,840	(16,230)
Soybean Oil	3/14/2022	108	3,758,862	3,663,144	(95,718)
WTI Crude Oil	1/20/2022	88	6,262,990	6,618,480	355,490
Zinc LME	3/16/2022	53	4,439,114	4,701,100	261,986

Total					$1,702,023

At December 31, 2021, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Australia Government Bond	3/15/2022	65	$6,617,103	$6,581,327	$35,776
10 Year Canada Government Bond	3/22/2022	70	7,766,046	7,892,328	(126,282)
10 Year U.S. Treasury Note	3/22/2022	166	21,617,109	21,657,812	(40,703)
2 Year U.S. Treasury Note	3/31/2022	404	88,220,367	88,141,438	78,929
3-month SONIA Index	6/14/2022	54	18,185,925	18,162,373	23,552
30 Year U.S. Treasury Bond	3/22/2022	30	4,807,031	4,813,125	(6,094)
British Pound	3/14/2022	90	7,442,509	7,611,187	(168,678)
Euro	3/14/2022	211	29,889,994	30,074,094	(184,100)
Japanese Yen	3/14/2022	496	54,492,275	53,927,600	564,675
UK Long Gilt	3/29/2022	204	34,826,340	34,487,911	338,429

Total					$515,504

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/16/2022	24	$1,585,230	$1,684,800	$(99,570)
Cocoa	3/16/2022	87	2,243,410	2,192,400	51,010
Copper LME	3/16/2022	37	8,855,804	9,001,638	(145,834)
Live Cattle	2/28/2022	84	4,609,760	4,693,920	(84,160)
Low Sulfur Gasoil	2/10/2022	2	126,250	133,250	(7,000)
Nickel LME	3/16/2022	15	1,780,830	1,871,415	(90,585)
Soybean	3/14/2022	138	8,955,013	9,240,825	(285,812)
Sugar	2/28/2022	80	1,775,222	1,691,648	83,574
Wheat	3/14/2022	44	1,762,325	1,695,650	66,675
Zinc LME	3/16/2022	10	790,138	887,000	(96,862)

Total					$(608,564)

[1]	Commodity futures are held by AlphaSimplex Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Consolidated Financial Statements.

See accompanying notes to consolidated financial statements.

15  |

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund – (continued)

At December 31, 2021, the Fund had the following open swap agreements:

Bilateral Equity Basket Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)	Value of Reference Entities	Notional Amount Net Asset Percentage
Equity Securities Short	Morgan Stanley Capital Services LLC	5/19/2022	$(69,136,823)	$—	$(69,136,823)	(20.2%)

(a)

The Fund receives or pays, on a monthly basis, the total return on a portfolio of short equity positions net of one day U.S. Federal Funds Effective Rate minus a spread of 0.45%-0.58% as calculated on the notional amount. See Note 2 of Notes to Consolidated Financial Statements.

The following table represents the reference entities underlying the total return swap with Morgan Stanley Capital Services LLC as of December 31, 2021:

Common Stocks — Short	Shares	Value	% of Basket Value
Aerospace & Defense
Boeing Co. (The)	(1,270)	$(255,676)	(0.4%)
Maxar Technologies, Inc.	(9,340)	(275,810)	(0.4%)
Spirit AeroSystems Holdings, Inc., Class A	(4,595)	(197,999)	(0.3%)
Triumph Group, Inc.	(6,945)	(128,691)	(0.2%)

		(858,176)

Airlines
Delta Air Lines, Inc.	(8,348)	(326,240)	(0.5%)
JetBlue Airways Corp.	(11,994)	(170,794)	(0.2%)
Southwest Airlines Co.	(7,983)	(341,992)	(0.5%)
United Airlines Holdings, Inc.	(22,577)	(988,421)	(1.4%)

		(1,827,447)

Auto Components
American Axle & Manufacturing Holdings, Inc.	(24,309)	(226,803)	(0.3%)
Patrick Industries, Inc.	(1,426)	(115,064)	(0.2%)

		(341,867)

Automobiles
Harley-Davidson, Inc.	(5,969)	(224,972)	(0.3%)

Banks
Berkshire Hills Bancorp, Inc.	(7,357)	(209,160)	(0.3%)
Citizens Financial Group, Inc.	(25,053)	(1,183,754)	(1.7%)
Dime Community Bancshares, Inc.	(7,558)	(265,739)	(0.4%)
Huntington Bancshares, Inc.	(12,902)	(198,949)	(0.3%)
M & T Bank Corp.	(8,687)	(1,334,149)	(1.9%)
Old National Bancorp	(73,114)	(1,324,826)	(1.9%)
Silvergate Capital Corp., Class A	(1,402)	(207,776)	(0.3%)
South State Corp.	(16,398)	(1,313,644)	(1.9%)
United Community Banks	(15,888)	(571,015)	(0.8%)
Webster Financial Corp.	(23,068)	(1,288,117)	(1.9%)

		(7,897,129)

Biotechnology
Allogene Therapeutics, Inc.	(12,787)	(190,782)	(0.3%)
Biogen, Inc.	(973)	(233,442)	(0.3%)
CRISPR Therapeutics AG	(2,411)	(182,705)	(0.3%)
Denali Therapeutics, Inc.	(4,099)	(182,815)	(0.3%)
Exact Sciences Corp.	(2,024)	(157,528)	(0.2%)
Fate Therapeutics, Inc.	(3,611)	(211,280)	(0.3%)
Insmed, Inc.	(14,811)	(403,452)	(0.6%)
Novavax, Inc.	(968)	(138,492)	(0.2%)
PTC Therapeutics, Inc.	(4,448)	(177,164)	(0.3%)
Turning Point Therapeutics	(2,980)	(142,146)	(0.2%)
Ultragenyx Pharmaceutical, Inc.	(2,279)	(191,641)	(0.3%)

		(2,211,447)

Building Products
JELD-WEN Holding, Inc.	(35,851)	(945,032)	(1.4%)

Capital Markets
Apollo Global Management, Inc.	(18,231)	(1,320,471)	(1.9%)
Brookfield Asset Management, Inc., Class A	(3,468)	(209,398)	(0.3%)
Cohen & Steers, Inc.	(1,371)	(126,831)	(0.2%)
Focus Financial Partners, Inc., Class A	(3,311)	(197,733)	(0.3%)
Goldman Sachs Group, Inc. (The)	(2,506)	(958,670)	(1.4%)
Raymond James Financial, Inc.	(8,524)	(855,810)	(1.2%)

		(3,668,913)

Chemicals
Chemours Co. (The)	(14,854)	(498,500)	(0.7%)
Livent Corp.	(5,173)	(126,118)	(0.2%)
Tronox Holdings PLC, Class A	(4,663)	(112,052)	(0.2%)

		(736,670)

Commercial Services & Supplies
ADT, Inc.	(26,540)	(223,201)	(0.3%)

Communications Equipment
ViaSat, Inc.	(5,420)	(241,407)	(0.3%)

Consumer Finance
Capital One Financial Corp.	(1,888)	(273,930)	(0.4%)

Diversified Consumer Services
Bright Horizons Family Solutions, Inc.	(1,495)	(188,191)	(0.3%)
Strategic Education, Inc.	(3,756)	(217,247)	(0.3%)

		(405,438)

Diversified Financial Services
Cannae Holdings, Inc.	(5,239)	(184,151)	(0.3%)

Diversified Telecommunication Services
Echostar Corp.	(6,767)	(178,310)	(0.3%)
Lumen Technologies, Inc.	(15,821)	(198,554)	(0.3%)

		(376,864)

Electric Utilities
Entergy Corp.	(1,182)	(133,152)	(0.2%)
PG&E Corp.	(15,116)	(183,508)	(0.3%)
Pinnacle West Capital Corp.	(2,559)	(180,640)	(0.3%)

		(497,300)

Electrical Equipment
Bloom Energy Corp., Class A	(26,843)	(588,667)	(0.9%)
Sunrun, Inc.	(6,168)	(211,562)	(0.3%)

		(800,229)

See accompanying notes to consolidated financial statements.

|  16

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund – (continued)

Common Stocks — Short	Shares	Value	% of Basket Value
Energy Equipment & Services
Halliburton Co.	(9,907)	$(226,573)	(0.3%)
Helix Energy Solutions Group, Inc.	(25,163)	(78,509)	(0.1%)
Helmerich & Payne, Inc.	(10,829)	(256,647)	(0.4%)
NexTier Oilfield Solutions, Inc.	(17,971)	(63,797)	(0.1%)
NOV, Inc.	(13,710)	(185,770)	(0.3%)
Patterson-UTI Energy, Inc.	(32,704)	(276,349)	(0.4%)
TechnipFMC PLC	(130,992)	(775,473)	(1.1%)

		(1,863,118)

Entertainment
Live Nation Entertainment, Inc.	(1,420)	(169,960)	(0.2%)
Madison Square Garden Entertainment Corp., Class A	(2,933)	(206,307)	(0.3%)
Spotify Technology S.A.	(952)	(222,797)	(0.3%)

		(599,064)

Equity Real Estate Investment Trusts
Acadia Realty Trust	(9,306)	(203,150)	(0.3%)
Apple Hospitality REIT, Inc.	(12,605)	(203,571)	(0.3%)
Boston Properties, Inc.	(1,464)	(168,623)	(0.2%)
DiamondRock Hospitality Co.	(21,555)	(207,144)	(0.3%)
Digitalbridge Group, Inc.	(34,991)	(291,475)	(0.4%)
Douglas Emmett, Inc.	(6,170)	(206,695)	(0.3%)
Host Hotels & Resorts, Inc.	(11,902)	(206,976)	(0.3%)
Kilroy Realty Corp.	(2,717)	(180,572)	(0.3%)
Mack-Cali Realty Corp.	(10,720)	(197,034)	(0.3%)
Park Hotels & Resorts, Inc.	(10,652)	(201,110)	(0.3%)
Pebblebrook Hotel Trust	(9,316)	(208,399)	(0.3%)
RLJ Lodging Trust	(12,629)	(175,922)	(0.3%)
Service Properties Trust	(17,637)	(155,029)	(0.2%)
Sunstone Hotel Investors, Inc.	(17,435)	(204,512)	(0.3%)
Xenia Hotels & Resorts, Inc.	(15,949)	(288,836)	(0.4%)

		(3,099,048)

Food & Staples Retailing
Chefs’ Warehouse, Inc. (The)	(6,451)	(214,818)	(0.3%)
Sprouts Farmers Markets Holdings LLC	(5,253)	(155,909)	(0.2%)

		(370,727)

Food Products
Darling Ingredients, Inc.	(3,860)	(267,459)	(0.4%)
Lamb Weston Holdings, Inc.	(3,307)	(209,598)	(0.3%)
Pilgrim’s Pride Corp.	(19,043)	(537,013)	(0.8%)

		(1,014,070)

Health Care Equipment & Supplies
Align Technology, Inc.	(681)	(447,540)	(0.6%)
NuVasive, Inc.	(3,296)	(172,974)	(0.3%)
Quidel Corp.	(5,449)	(735,560)	(1.1%)

		(1,356,074)

Health Care Providers & Services
Accolade, Inc.	(8,062)	(212,514)	(0.3%)
Centene Corp.	(2,512)	(206,989)	(0.3%)
National Research Corp.	(4,185)	(173,761)	(0.3%)
Oak Street Health, Inc.	(7,047)	(233,538)	(0.3%)
Tenet Healthcare Corp.	(2,883)	(235,512)	(0.3%)

		(1,062,314)

Hotels, Restaurants & Leisure
Carnival Corp.	(14,070)	(283,088)	(0.4%)
Cracker Barrel Old Country Store, Inc.	(1,471)	(189,229)	(0.3%)
Everi Holdings, Inc.	(4,092)	(87,364)	(0.1%)
Golden Entertainment, Inc.	(12,433)	(628,240)	(0.9%)
Hyatt Hotels Corp., Class A	(2,113)	(202,637)	(0.3%)
Las Vegas Sands Corp.	(4,884)	(183,834)	(0.3%)
MGM Resorts International	(6,800)	(305,184)	(0.4%)
Norwegian Cruise Line Holdings Ltd.	(9,043)	(187,552)	(0.3%)
Penn National Gaming, Inc.	(3,720)	(192,882)	(0.3%)
RCI Hospitality Holdings, Inc.	(1,481)	(115,340)	(0.2%)
Royal Caribbean Cruises Ltd.	(10,373)	(797,684)	(1.2%)

		(3,173,034)

Household Durables
Hovnanian Enterprises, Inc., Class A	(4,767)	(606,791)	(0.9%)
Meritage Homes Corp.	(1,513)	(184,677)	(0.3%)
Taylor Morrison Home Corp.	(5,437)	(190,078)	(0.3%)

		(981,546)

Independent Power & Renewable Electricity Producers
Sunnova Energy International, Inc.	(7,942)	(221,741)	(0.3%)
Vistra Corp.	(10,524)	(239,631)	(0.3%)

		(461,372)

Insurance
Alleghany Corp.	(185)	(123,504)	(0.2%)
Arch Captial Group Ltd.	(3,941)	(175,178)	(0.3%)
Brighthouse Financial, Inc.	(5,305)	(274,799)	(0.4%)
Kemper Corp.	(3,309)	(194,536)	(0.3%)
Kinsale Capital Group, Inc.	(844)	(200,779)	(0.3%)
RenaissanceRe Holdings Ltd.	(1,269)	(214,880)	(0.3%)

		(1,183,676)

Interactive Media & Entertainment
Match Group, Inc.	(1,616)	(213,716)	(0.3%)
Pinterest, Inc., Class A	(4,765)	(173,208)	(0.3%)
TripAdvisor, Inc.	(7,530)	(205,268)	(0.3%)
Twitter, Inc.	(2,146)	(92,750)	(0.1%)

		(684,942)

Internet & Direct Marketing Retail
Expedia Group, Inc.	(2,119)	(382,946)	(0.6%)
Farfetch Ltd., Class A	(5,287)	(176,744)	(0.3%)
RealReal, Inc. (The)	(16,352)	(189,847)	(0.3%)

		(749,537)

IT Services
DXC Technology Co.	(7,524)	(242,197)	(0.4%)
LiveRamp Holdings, Inc.	(3,682)	(176,552)	(0.3%)
Stoneco Ltd., Class A	(33,984)	(572,970)	(0.8%)
Wix.com Ltd.	(1,221)	(192,662)	(0.3%)

		(1,184,381)

Leisure Products
Mattel, Inc.	(28,588)	(616,357)	(0.9%)

Life Sciences Tools & Services
Adaptive Biotechnologies Corp.	(6,754)	(189,517)	(0.3%)

Marine
Kirby Corp.	(3,076)	(182,776)	(0.3%)

Media
Altice USA, Inc., Class A	(10,933)	(176,896)	(0.3%)
Cardlytics, Inc.	(3,069)	(202,830)	(0.3%)
Fox Corp., Class A	(14,867)	(548,592)	(0.8%)
Magnite, Inc.	(29,903)	(523,303)	(0.8%)

		(1,451,621)

See accompanying notes to consolidated financial statements.

17  |

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund – (continued)

Common Stocks — Short	Shares	Value	% of Basket Value
Metals & Mining
Barrick Gold Corp.	(23,187)	$(440,553)	(0.6%)
Carpenter Technology Corp.	(14,271)	(416,570)	(0.6%)
Century Aluminum Co.	(25,001)	(414,017)	(0.6%)
Constellium SE	(8,511)	(152,432)	(0.2%)
Ferroglobe PLC	(32,036)	(198,944)	(0.3%)
Hecla Mining Co.	(42,570)	(222,215)	(0.3%)
Kinross Gold Corp.	(37,321)	(216,835)	(0.3%)
Pan American Silver Corp.	(16,722)	(417,548)	(0.6%)

		(2,479,114)

Mortgage Real Estate Investment Trusts (REITs)
Biohaven Pharmaceutical Holding Co. Ltd.	(1,723)	(237,447)	(0.3%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(3,830)	(203,450)	(0.3%)
Ladder Capital Corp.	(17,552)	(210,448)	(0.3%)

		(651,345)

Multi-Utilities
NiSource, Inc.	(3,554)	(98,126)	(0.1%)

Multiline Retail
Kohl’s Corp.	(4,303)	(212,525)	(0.3%)
Ollie’s Bargain Outlet Holdings, Inc.	(3,571)	(182,800)	(0.3%)

		(395,325)

Oil, Gas & Consumable Fuels
APA Corp.	(8,520)	(229,103)	(0.3%)
Coterra Energy, Inc.	(9,178)	(174,382)	(0.3%)
CVR Energy, Inc.	(10,538)	(177,144)	(0.3%)
Denbury, Inc.	(3,924)	(300,539)	(0.4%)
Devon Energy Corp.	(11,437)	(503,800)	(0.7%)
Energy Transfer LP	(55,407)	(456,000)	(0.7%)
EOG Resources, Inc.	(2,534)	(225,095)	(0.3%)
Equitrans Midstream Corp.	(22,727)	(234,997)	(0.3%)
Hess Corp.	(3,378)	(250,073)	(0.4%)
HollyFrontier Corp.	(6,775)	(222,085)	(0.3%)
Kinder Morgan, Inc.	(10,774)	(170,876)	(0.2%)
Kosmos Energy Ltd.	(128,762)	(445,517)	(0.6%)
Marathon Oil Corp.	(22,167)	(363,982)	(0.5%)
Marathon Petroleum Corp.	(3,193)	(204,320)	(0.3%)
Matador Resources Co.	(2,285)	(84,362)	(0.1%)
Occidental Petroleum Corp.	(11,365)	(329,471)	(0.5%)
PBF Energy, Inc., Class A	(14,463)	(187,585)	(0.3%)
Phillips 66	(24,627)	(1,784,472)	(2.6%)
Plains All American Pipeline LP	(19,217)	(179,487)	(0.3%)
Tellurian, Inc.	(98,421)	(303,137)	(0.4%)
Valero Energy Corp.	(7,784)	(584,656)	(0.8%)

		(7,411,083)

Personal Products
Coty, Inc., Class A	(23,187)	(243,463)	(0.4%)
Herbalife Nutrition Ltd.	(11,259)	(460,831)	(0.7%)

		(704,294)

Pharmaceuticals
Nektar Therapeutics	(15,510)	(209,540)	(0.3%)

Professional Services
TriNet Group, Inc.	(1,856)	(176,803)	(0.3%)

Real Estate Management & Development
Realogy Holdings Corp.	(5,740)	(96,489)	(0.1%)
Redfin Corp.	(4,420)	(169,684)	(0.2%)
Zillow Group, Inc., Class A	(2,728)	(169,736)	(0.2%)

		(435,909)

Road & Rail
Avis Budget Group, Inc.	(882)	(182,900)	(0.3%)
Lyft, Inc., Class A	(11,727)	(501,095)	(0.7%)

		(683,995)

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	(949)	(149,335)	(0.2%)
Entegris, Inc.	(2,506)	(347,282)	(0.5%)
First Solar, Inc.	(2,218)	(193,321)	(0.3%)
Ichor Holdings Ltd.	(4,774)	(219,747)	(0.3%)
MKS Instruments, Inc.	(2,777)	(483,670)	(0.7%)
Monolithic Power Systems, Inc.	(749)	(369,504)	(0.5%)
NVIDIA Corp.	(340)	(99,997)	(0.1%)
Universal Display Corp.	(1,126)	(185,824)	(0.3%)
Veeco Instruments, Inc.	(13,092)	(372,729)	(0.5%)

		(2,421,409)

Software
Blackbaud, Inc.	(4,270)	(337,245)	(0.5%)
Ceridian HCM Holding, Inc.	(3,683)	(384,726)	(0.6%)
Coupa Software, Inc.	(1,141)	(180,335)	(0.3%)
Digital Turbine, Inc.	(3,337)	(203,524)	(0.3%)
Fair Isaac Corp.	(435)	(188,646)	(0.3%)
Paycom Software, Inc.	(991)	(411,453)	(0.6%)
PROS Holdings, Inc.	(5,050)	(174,174)	(0.3%)
Q2 Holdings, Inc.	(2,099)	(166,745)	(0.2%)
RingCentral, Inc., Class A	(957)	(179,294)	(0.3%)
Verint Systems, Inc.	(4,544)	(238,605)	(0.3%)
Zendesk, Inc.	(12,851)	(1,340,231)	(1.9%)

		(3,804,978)

Specialty Retail
Caleres, Inc.	(11,817)	(268,010)	(0.4%)
Carvana Co.	(1,009)	(233,876)	(0.3%)
Conn’s, Inc.	(13,773)	(323,941)	(0.5%)
Designer Brands, Inc., Class A	(32,246)	(458,216)	(0.7%)
Dick’s Sporting Goods, Inc.	(1,686)	(193,873)	(0.3%)
Gap, Inc. (The)	(25,851)	(456,270)	(0.7%)
Guess?, Inc.	(20,935)	(495,741)	(0.7%)
Williams-Sonoma, Inc.	(3,281)	(554,915)	(0.8%)

		(2,984,842)

Technology Hardware, Storage & Peripherals
Diebold Nixdorf, Inc	(23,084)	(208,910)	(0.3%)
Xerox Holdings Corp.	(8,926)	(202,085)	(0.3%)

		(410,995)

Textiles, Apparel & Luxury Goods
Hanesbrands, Inc.	(13,715)	(229,314)	(0.2%)
Lululemon Athletica, Inc.	(1,073)	(420,026)	(0.5%)
PVH Corp.	(4,266)	(454,969)	(0.6%)
Ralph Lauren Corp.	(3,636)	(432,175)	(0.5%)

		(1,536,484)

Thrifts & Mortgage Finance
New York Community Bancorp, Inc.	(95,605)	(1,167,337)	(1.6%)
WSFS Financial Corp.	(26,014)	(1,303,822)	(1.8%)

		(2,471,159)

Trading Companies & Distributors
Veritiv Corp.	(2,644)	(324,075)	(0.4%)

Total Common Stocks — Short		$(69,136,823)

See accompanying notes to consolidated financial statements.

|  18

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Global Alternatives Fund – (continued)

Investment Summary at December 31, 2021

Certificates of Deposit	39.6%
Treasuries	23.8
Common Stocks	22.1
Repurchase Agreements	6.4
Closed-End Investment Companies	0.1

Total Investments	92.0
Other assets less liabilities (including swap agreements, forward foreign currency and futures contracts)	8.0

Net Assets	100.0%

Net Exposures by Asset Class as a Percentage of Net Assets at December 31, 20211

Equity	44.3%
Fixed Income	(24.5)
Short-Term Interest Rate	9.3
Commodity	9.0
Currency	(1.8)

[1]

The Fund gains its investment exposures primarily through the use of futures contracts, forward contracts and swap contracts and may have net exposure that is materially less than or greater than its net asset value. Portfolio exposures presented above illustrate the Fund’s exposure to certain asset classes. The portfolio exposure percentage represents the notional contract value in U.S. dollars of the Fund’s futures and/or forward positions divided by the Fund’s total net assets. Notional contract values represent the aggregate exposure that a futures or forward currency contract provides to the underlying reference asset or currency, respectively. Exposure to equity securities also includes long and short equity positions held in conjunction with the Fund’s investment in bilateral equity basket total return swaps, and is represented by the U.S. dollar value of the securities in the basket.

See accompanying notes to consolidated financial statements.

19  |

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 90.6% of Net Assets
	Treasuries — 44.6%
$63,000,000	U.S. Treasury Bills, 0.029%-0.045%, 1/06/2022(a)(b)(c)(d)	$62,999,979
10,000,000	U.S. Treasury Bills, 0.040%, 1/13/2022(a)	9,999,958
30,000,000	U.S. Treasury Bills, 0.040%, 1/18/2022(a)	29,999,812
40,000,000	U.S. Treasury Bills, 0.055%, 1/27/2022(a)	39,999,267
25,000,000	U.S. Treasury Bills, 0.045%, 2/01/2022(a)	24,999,497
72,000,000	U.S. Treasury Bills, 0.032%-0.045%, 2/03/2022(a)(b)(c)(d)	71,998,140
30,000,000	U.S. Treasury Bills, 0.052%, 2/08/2022(a)	29,999,137
25,000,000	U.S. Treasury Bills, 0.035%, 2/10/2022(a)	24,999,142
10,000,000	U.S. Treasury Bills, 0.060%, 2/24/2022(a)	9,999,603
50,000,000	U.S. Treasury Bills, 0.020%-0.035%, 3/01/2022(a)(b)	49,997,229
30,000,000	U.S. Treasury Bills, 0.043%-0.045%, 3/03/2022(a)(b)(d)	29,997,664
45,000,000	U.S. Treasury Bills, 0.035%-0.045%, 3/10/2022(a)(b)	44,996,494
25,000,000	U.S. Treasury Bills, 0.040%, 3/22/2022(a)	24,996,317
30,000,000	U.S. Treasury Bills, 0.045%, 3/31/2022(a)	29,996,182
40,000,000	U.S. Treasury Bills, 0.050%-0.055%, 4/07/2022(a)(b)(d)	39,992,376
16,000,000	U.S. Treasury Bills, 0.055%, 4/28/2022(a)	15,996,103
25,000,000	U.S. Treasury Bills, 0.060%, 5/05/2022(a)	24,993,328
4,000,000	U.S. Treasury Bills, 0.060%, 5/12/2022(a)	3,998,710
40,000,000	U.S. Treasury Bills, 0.055%, 5/19/2022(a)	39,985,229
20,000,000	U.S. Treasury Bills, 0.085%, 5/26/2022(a)	19,992,532
20,000,000	U.S. Treasury Bills, 0.085%, 6/02/2022(a)	19,991,146
20,000,000	U.S. Treasury Bills, 0.155%, 6/23/2022(a)	19,984,087

		669,911,932

	Certificates of Deposit — 41.2%
13,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.120%, 1/13/2022	13,000,164
15,000,000	Sumitomo Mitsui Banking Corp. (NY), 0.120%, 1/18/2022	15,000,232
20,000,000	Toronto-Dominion Bank (NY), 0.130%, 1/20/2022	20,000,555
40,000,000	Sumitomo Mitsui Banking Corp. (NY), 0.130%, 1/24/2022	40,000,799
20,000,000	Canadian Imperial Bank of Commerce (NY), 0.210%, 1/26/2022(e)	20,001,760
30,000,000	Royal Bank of Canada (NY), 0.100%, 2/08/2022	30,000,258
25,000,000	Cooperatieve Rabobank U.A., 0.120%, 2/15/2022	25,000,446
15,000,000	Cooperatieve Rabobank U.A., 0.120%, 2/15/2022	15,000,267
15,000,000	Toronto-Dominion Bank (NY), 0.140%, 2/17/2022	15,000,479
40,000,000	Skandinaviska Enskilda Banken (NY), 0.140%, 2/18/2022	40,000,434
12,000,000	Canadian Imperial Bank of Commerce (NY), 0.140%, 2/24/2022	12,000,604
25,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.140%, 3/01/2022	25,001,249
30,000,000	Svenska Handelsbanken (NY), 0.120%, 3/07/2022(e)	29,998,567
35,000,000	Sumitomo Mitsui Trust (NY), 0.230%, 4/12/2022	34,999,008
9,000,000	Westpac Banking Corp. (NY), 0.150%, 4/14/2022	8,999,219
30,000,000	Bank of Nova Scotia (NY), 0.220%, 4/14/2022(e)	29,998,755
25,000,000	Commonwealth Bank of Australia (NY), 0.160%, 4/22/2022(e)	24,995,565
20,000,000	Sumitomo Mitsui Trust (NY), 0.250%, 5/16/2022	19,997,652
65,000,000	Mizuho Bank Ltd. (NY), 0.260%, 5/16/2022	64,993,354
5,000,000	Mizuho Bank Ltd. (NY), 0.290%, 5/18/2022	5,000,000
30,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.320%, 6/06/2022	30,001,689
25,000,000	Royal Bank of Canada (NY), 0.180%, 6/08/2022(e)	24,990,164
50,000,000	Bank of Montreal (IL), 0.200%, 6/23/2022(e)	49,966,135
	Certificates of Deposit — continued
$25,000,000	Bank of America, N.A., 0.330%, 7/13/2022	$25,002,818

		618,950,173

	Repurchase Agreements — 4.8%
72,335,133	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $72,335,133 on 1/03/2022 collateralized by $33,549,500 U.S. Treasury Note, 1.000% due 7/31/2028 valued at $32,812,237; $7,983,900 U.S. Treasury Bond, 4.250% due 5/15/2039 valued at $10,932,019; $21,582,000 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $30,037,763 including accrued interest (Note 2 of Notes to Consolidated Financial Statements)(c)	72,335,133

	Total Short-Term Investments (Identified Cost $1,361,261,706)	1,361,197,238

	Total Investments — 90.6% (Identified Cost $1,361,261,706)	1,361,197,238
	Other assets less liabilities — 9.4%	141,591,938

	Net Assets — 100.0%	$1,502,789,176

(†)	See Note 2 of Notes to Consolidated Financial Statements.
(a)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(b)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(c)	A portion of the security is held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Consolidated Financial Statements.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

See accompanying notes to consolidated financial statements.

|  20

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Managed Futures Strategy Fund – (continued)

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	3/16/2022	CHF	B	4,000,000	$4,369,918	$4,397,988	$28,070
UBS AG	3/16/2022	CHF	S	64,500,000	69,905,514	70,917,561	(1,012,047)
UBS AG	3/16/2022	CNH	B	598,000,000	93,188,222	93,644,270	456,048
UBS AG	3/16/2022	CNH	S	47,000,000	7,314,727	7,360,001	(45,274)
UBS AG	3/16/2022	MXN	B	904,500,000	42,991,990	43,621,081	629,091
UBS AG	3/16/2022	MXN	S	1,167,000,000	53,992,580	56,280,598	(2,288,018)
UBS AG	3/16/2022	NOK	B	132,000,000	14,802,227	14,968,958	166,731
UBS AG	3/16/2022	NOK	S	798,000,000	88,082,144	90,494,159	(2,412,015)
UBS AG	3/16/2022	NZD	B	46,300,000	31,490,703	31,676,363	185,660
UBS AG	3/16/2022	NZD	S	318,900,000	215,655,543	218,176,939	(2,521,396)
UBS AG	3/16/2022	PLN	B	20,000,000	4,865,718	4,937,288	71,570
UBS AG	3/16/2022	PLN	S	347,500,000	84,659,668	85,785,383	(1,125,715)
UBS AG	3/16/2022	SEK	S	1,656,000,000	181,985,714	183,370,887	(1,385,173)
UBS AG	3/16/2022	SGD	B	61,250,000	45,259,205	45,434,131	174,926
UBS AG	3/16/2022	SGD	S	214,625,000	156,955,018	159,204,905	(2,249,887)
UBS AG	3/16/2022	TRY	S	45,000,000	3,079,298	3,196,699	(117,401)
UBS AG	3/16/2022	ZAR	B	47,000,000	2,954,937	2,919,785	(35,152)
UBS AG	3/16/2022	ZAR	S	1,015,000,000	62,767,778	63,054,920	(287,142)

Total							$(11,767,124)

At December 31, 2021, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Canada Government Bond	3/22/2022	369	$41,777,122	$41,603,842	$(173,280)
30 Year U.S. Treasury Bond	3/22/2022	585	94,915,531	93,855,937	(1,059,594)
AEX-Index®	1/21/2022	223	39,860,010	40,504,371	644,361
ASX SPI 200™	3/17/2022	414	54,961,509	55,323,956	362,447
CAC 40®	1/21/2022	694	55,068,281	56,438,181	1,369,900
DAX	3/18/2022	52	23,235,952	23,467,665	231,713
E-mini Dow	3/18/2022	530	94,572,325	95,998,900	1,426,575
E-mini NASDAQ 100	3/18/2022	384	123,729,668	125,343,360	1,613,692
E-mini Russell 2000	3/18/2022	61	6,806,585	6,840,540	33,955
E-mini S&P 500®	3/18/2022	748	174,134,268	177,967,900	3,833,632
E-mini S&P MidCap 400®	3/18/2022	179	49,594,150	50,794,830	1,200,680
Euribor	3/14/2022	2,884	825,267,832	825,331,901	64,069
Euro Schatz	3/08/2022	1,878	239,879,655	239,531,599	(348,056)
EURO STOXX 50®	3/18/2022	639	30,422,283	31,191,616	769,333
Euro-Buxl® 30 Year Bond	3/08/2022	334	82,293,120	78,614,719	(3,678,401)
FTSE 100 Index	3/18/2022	634	61,871,702	62,850,955	979,253
FTSE MIB	3/18/2022	239	36,251,422	37,071,096	819,674
FTSE Taiwan Index	1/25/2022	1,177	74,354,320	75,492,780	1,138,460
FTSE/JSE Top 40 Index	3/17/2022	684	28,291,104	28,755,901	464,797
German Euro Bund	3/08/2022	116	23,059,194	22,632,143	(427,051)
MSCI EAFE Index	3/18/2022	228	26,258,310	26,468,520	210,210
Nikkei 225™	3/10/2022	54	13,020,699	13,510,562	489,863
OMXS30®	1/21/2022	1,293	33,517,366	34,617,320	1,099,954
S&P/TSX 60 Index	3/17/2022	749	149,125,946	151,688,857	2,562,911
STOXX Europe 600	3/18/2022	936	25,174,376	25,921,587	747,211
TOPIX	3/10/2022	120	20,371,942	20,780,666	408,724
UK Long Gilt	3/29/2022	202	34,832,985	34,149,794	(683,191)
Ultra 10 Year U.S. Treasury Note	3/22/2022	699	102,871,860	102,359,813	(512,047)
Ultra Long U.S. Treasury Bond	3/22/2022	325	65,045,656	64,065,625	(980,031)

Total					$12,609,763

See accompanying notes to consolidated financial statements.

21  |

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Managed Futures Strategy Fund – (continued)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/16/2022	543	$37,105,531	$38,118,600	$1,013,069
Brent Crude Oil	1/31/2022	657	49,301,250	51,101,460	1,800,210
Coffee	3/21/2022	338	28,183,669	28,658,175	474,506
Copper	3/29/2022	357	38,915,413	39,836,738	921,325
Copper LME	3/16/2022	73	17,447,730	17,759,988	312,258
Corn	3/14/2022	1,522	44,570,825	45,146,325	575,500
Cotton	3/09/2022	551	31,002,830	31,021,300	18,470
EUA Emissions	12/19/2022	255	20,925,384	23,414,099	2,488,715
Gasoline	1/31/2022	516	45,480,502	48,211,531	2,731,029
Lean Hog	2/14/2022	113	3,750,520	3,682,670	(67,850)
Live Cattle	2/28/2022	57	3,198,910	3,185,160	(13,750)
Low Sulfur Gasoil	2/10/2022	667	43,084,625	44,438,875	1,354,250
New York Harbor ULSD	1/31/2022	349	32,718,554	34,084,247	1,365,693
Nickel LME	3/16/2022	202	23,984,808	25,201,722	1,216,914
Soybean	3/14/2022	699	47,008,750	46,806,788	(201,962)
Soybean Meal	3/14/2022	899	35,571,920	35,879,090	307,170
Soybean Oil	3/14/2022	226	8,130,426	7,665,468	(464,958)
Sugar	2/28/2022	769	17,264,979	16,260,966	(1,004,013)
Wheat	3/14/2022	520	21,648,638	20,039,500	(1,609,138)
WTI Crude Oil	1/20/2022	511	36,974,550	38,432,310	1,457,760
Zinc LME	3/16/2022	359	29,842,331	31,843,300	2,000,969

Total					$14,676,167

At December 31, 2021, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
3 Year Australia Government Bond	3/15/2022	4,842	$402,106,388	$402,127,671	$(21,283)
3-month SONIA Index	6/14/2022	657	221,399,879	220,975,541	424,338
3-month SOFR Index	6/14/2022	623	155,523,013	155,376,200	146,813
2 Year U.S. Treasury Note	3/31/2022	4,603	1,004,821,034	1,004,245,145	575,889
5 Year U.S. Treasury Note	3/31/2022	4,672	564,808,662	565,202,502	(393,840)
10 Year Australia Government Bond	3/15/2022	153	15,532,402	15,491,432	40,970
10 Year U.S. Treasury Note	3/22/2022	490	63,605,859	63,929,687	(323,828)
Australian Dollar	3/14/2022	2,228	156,083,866	162,153,840	(6,069,974)
Brazilian Real	1/31/2022	314	5,449,470	5,589,200	(139,730)
British Pound	3/14/2022	2,199	182,184,287	185,966,681	(3,782,394)
Canadian Dollar	3/15/2022	3,094	242,879,380	244,580,700	(1,701,320)
Euro	3/14/2022	1,768	250,563,369	251,995,250	(1,431,881)
Euro-BTP	3/08/2022	297	50,153,287	49,709,136	444,151
Euro-OAT	3/08/2022	16	2,977,039	2,971,939	5,100
Eurodollar	3/14/2022	10,041	2,502,849,238	2,501,589,638	1,259,600
FTSE China A50 Index	1/27/2022	123	1,945,096	1,930,977	14,119
German Euro BOBL	3/08/2022	847	128,645,481	128,484,554	160,927
Hang Seng China Enterprises Index	1/28/2022	1,058	55,650,044	56,084,834	(434,790)
Hang Seng Index®	1/28/2022	428	63,533,270	64,360,139	(826,869)
IBEX 35	1/21/2022	2	190,266	197,744	(7,478)
Indian Rupee	1/27/2022	218	5,730,348	5,849,812	(119,464)
Japanese Yen	3/14/2022	2,310	253,972,050	251,154,750	2,817,300
MSCI Emerging Markets Index	3/18/2022	678	41,491,757	41,571,570	(79,813)
MSCI Singapore	1/28/2022	299	7,461,881	7,547,110	(85,229)
Short-Term Euro-BTP	3/08/2022	832	106,989,477	106,951,929	37,548

Total					$(9,491,138)

See accompanying notes to consolidated financial statements.

|  22

Consolidated Portfolio of Investments – as of December 31, 2021

AlphaSimplex Managed Futures Strategy Fund – (continued)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/16/2022	101	$6,525,447	$7,090,200	$(564,753)
Cocoa	3/16/2022	378	9,284,670	9,525,600	(240,930)
Gold	2/24/2022	30	5,358,990	5,485,800	(126,810)
Iron Ore	2/28/2022	39	446,940	470,886	(23,946)
Natural Gas	2/24/2022	128	4,732,000	4,552,960	179,040
Palladium	3/29/2022	34	6,261,730	6,501,140	(239,410)
Platinum	4/27/2022	294	13,583,465	14,203,140	(619,675)
Silver	3/29/2022	353	39,205,225	41,216,280	(2,011,055)

Total					$(3,647,539)

[1]	Commodity futures are held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Consolidated Financial Statements.

Investment Summary at December 31, 2021

Treasuries	44.6%
Certificates of Deposit	41.2
Repurchase Agreements	4.8

Total Investments	90.6
Other assets less liabilities (including forward foreign currency and futures contracts)	9.4

Net Assets	100.0%

Net Exposures by Asset Class as a Percentage of Net Assets at December 31, 20211

Equity	64.5%
Fixed Income	(110.6)
Short-Term Interest Rate	(136.6)
Commodity	36.1
Currency	(120.0)

[1]

The Fund gains its investment exposures primarily through the use of futures contracts and forward contracts and may have net exposure that is materially less than or greater than its net asset value. Portfolio exposures presented above are intended to illustrate the Fund’s exposure to certain asset classes. The portfolio exposure percentage represents the notional contract value in U.S. dollars of the Fund’s futures and/or forward positions divided by the Fund’s total net assets. Notional contract values represent the aggregate exposure that a futures or forward currency contract provides to the underlying reference asset or currency, respectively.

See accompanying notes to consolidated financial statements.

23  |

Consolidated Statements of Assets and Liabilities

December 31, 2021

	AlphaSimplex Global Alternatives Fund	AlphaSimplex Managed Futures Strategy Fund
ASSETS
Investments at cost	$308,063,216	$1,361,261,706
Net unrealized appreciation (depreciation)	7,190,576	(64,468)

Investments at value	315,253,792	1,361,197,238
Cash	333,198	—
Due from brokers (including variation margin on futures contracts) (Note 2)	22,898,671	135,207,329
Receivable for Fund shares sold	542,562	6,846,680
Receivable for securities sold	723,890	—
Dividends and interest receivable	116,115	316,333
Unrealized appreciation on forward foreign currency contracts (Note 2)	716,713	1,712,096
Unrealized appreciation on futures contracts (Note 2)	6,392,854	44,615,047
Prepaid expenses	28,131	30,666

TOTAL ASSETS	347,005,926	1,549,925,389

LIABILITIES
Payable for Fund shares redeemed	705,693	934,118
Unrealized depreciation on forward foreign currency contracts (Note 2)	378,320	13,479,220
Unrealized depreciation on futures contracts (Note 2)	2,595,730	30,467,794
Management fees payable (Note 6)	289,113	1,558,421
Deferred Trustees’ fees (Note 6)	355,183	345,799
Administrative fees payable (Note 6)	32,049	85,156
Payable to distributor (Note 6d)	2,985	15,283
Other accounts payable and accrued expenses	165,585	250,422

TOTAL LIABILITIES	4,524,658	47,136,213

NET ASSETS	$342,481,268	$1,502,789,176

NET ASSETS CONSIST OF:
Paid-in capital	$360,666,360	$1,568,273,829
Accumulated loss	(18,185,092)	(65,484,653)

NET ASSETS	$342,481,268	$1,502,789,176

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$16,881,955	$51,356,059

Shares of beneficial interest	1,565,459	5,165,198

Net asset value and redemption price per share	$10.78	$9.94

Offering price per share (100/94.25 of net asset value) (Note 1)	$11.44	$10.55

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,108,507	$17,400,301

Shares of beneficial interest	309,120	1,855,199

Net asset value and offering price per share	$10.06	$9.38

Class N shares:
Net assets	$141,826	$188,562,103

Shares of beneficial interest	12,930	18,737,949

Net asset value, offering and redemption price per share	$10.97	$10.06

Class Y shares:
Net assets	$322,348,980	$1,245,470,713

Shares of beneficial interest	29,349,431	124,002,812

Net asset value, offering and redemption price per share	$10.98	$10.04

See accompanying notes to consolidated financial statements.

|  24

Consolidated Statements of Operations

For the Year Ended December 31, 2021

	AlphaSimplex Global Alternatives Fund	AlphaSimplex Managed Futures Strategy Fund
INVESTMENT INCOME
Interest	$264,983	$1,366,112
Dividends	2,815,748	—
Less net foreign taxes withheld	(4,544)	—

	3,076,187	1,366,112

Expenses
Management fees (Note 6)	5,140,087	18,696,619
Service and distribution fees (Note 6)	78,263	367,916
Administrative fees (Note 6)	281,223	740,842
Trustees’ and directors’ fees and expenses (Note 6)	86,561	115,225
Transfer agent fees and expenses (Notes 6 and 7)	353,609	1,787,183
Audit and tax services fees	87,160	75,650
Custodian fees and expenses	133,352	162,337
Interest expense (Note 10)	91,221	347,799
Legal fees (Note 8)	17,479	51,032
Registration fees	81,918	110,779
Shareholder reporting expenses	55,830	158,338
Miscellaneous expenses	79,580	102,683

Total expenses	6,486,283	22,716,403
Less waiver and/or expense reimbursement (Note 6)	(522,597)	(455,604)

Net expenses	5,963,686	22,260,799

Net investment loss	(2,887,499)	(20,894,687)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	58,502,751	16,770
Futures contracts	10,917,747	153,654,630
Swap agreements	(24,511,192)	—
Forward foreign currency contracts (Note 2e)	(4,732,102)	(24,583,454)
Foreign currency transactions (Note 2d)	(12,452)	924,350
Net change in unrealized appreciation (depreciation) on:
Investments	(23,492,578)	(92,824)
Futures contracts	(6,161,703)	(43,303,514)
Forward foreign currency contracts (Note 2e)	(294,427)	(18,580,110)
Foreign currency translations (Note 2d)	(2,466)	(71,843)

Net realized and unrealized gain on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	10,213,578	67,964,005

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,326,079	$47,069,318

See accompanying notes to consolidated financial statements.

25  |

Consolidated Statements of Changes in Net Assets

	AlphaSimplex Global Alternatives Fund		AlphaSimplex Managed Futures Strategy Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment loss	$(2,887,499)	$(834,566)	$(20,894,687)	$(12,925,917)
Net realized gain (loss) on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	40,164,752	(55,324,490)	130,012,296	146,793,410
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(29,951,174)	23,735,368	(62,048,291)	56,812,203

Net increase (decrease) in net assets resulting from operations	7,326,079	(32,423,688)	47,069,318	190,679,696

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(350,065)	(2,840,442)	(5,200,492)
Class C	—	(63,850)	(887,877)	(498,058)
Class N	—	(3,354)	(11,323,277)	(4,653,921)
Class Y	—	(12,812,860)	(73,166,897)	(38,834,778)

Total distributions	—	(13,230,129)	(88,218,493)	(49,187,249)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(188,134,426)	(252,979,174)	57,851,676	(229,316,445)

Net increase (decrease) in net assets	(180,808,347)	(298,632,991)	16,702,501	(87,823,998)
NET ASSETS
Beginning of the year	523,289,615	821,922,606	1,486,086,675	1,573,910,673

End of the year	$342,481,268	$523,289,615	$1,502,789,176	$1,486,086,675

See accompanying notes to consolidated financial statements.

|  26

Consolidated Financial Highlights

For a share outstanding throughout each period.

	AlphaSimplex Global Alternatives Fund— Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$10.67		$11.18		$10.24		$11.04		$10.02

Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.10)		(0.03)		0.11		0.06		(0.03)
Net realized and unrealized gain (loss)	0.21		(0.24)		0.93		(0.75)		1.10

Total from Investment Operations	0.11		(0.27)		1.04		(0.69)		1.07

Less Distributions From:
Net investment income	—		(0.24)		(0.10)		(0.11)		(0.05)

Net asset value, end of the period	$10.78		$10.67		$11.18		$10.24		$11.04

Total return(b)	1.03	%(c)	(2.38	)%(c)	10.26	%(c)	(6.35	)%(c)	10.66%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$16,882		$15,584		$25,341		$33,649		$49,904
Net expenses	1.51	%(d)(e)(f)	1.52	%(d)(g)	1.54	%(d)	1.54	%(d)	1.57	%(h)(i)
Gross expenses	1.62	%(e)(f)	1.58%		1.57%		1.55%		1.57	%(h)
Net investment income (loss)	(0.91)%		(0.33)%		0.97%		0.58%		(0.26)%
Portfolio turnover rate(j)	115%		232	%(k)	125%		59%		—%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.49% and the ratio of gross expenses would have been 1.60%.
(f)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 1.52% and 1.63%, respectively.

(g)	Effective July 1, 2020, the expense limit decreased from 1.54% to 1.49%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.55% and the ratio of gross expenses would have been 1.56%.
(i)	Effective July 1, 2017, the expense limit decreased from 1.60% to 1.54%.
(j)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.
(k)

The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to an increase in shareholder activity and reallocations in investment models resulting in increased equity security transactions.

See accompanying notes to consolidated financial statements.

27  |

Consolidated Financial Highlights (continued)

For a share outstanding throughout each period.

	AlphaSimplex Global Alternatives Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$10.02		$10.48		$9.59		$10.33		$9.40

Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.16)		(0.11)		0.02		(0.02)		(0.10)
Net realized and unrealized gain (loss)	0.20		(0.22)		0.88		(0.70)		1.03

Total from Investment Operations	0.04		(0.33)		0.90		(0.72)		0.93

Less Distributions From:
Net investment income	—		(0.13)		(0.01)		(0.02)		—

Net asset value, end of the period	$10.06		$10.02		$10.48		$9.59		$10.33

Total return(b)	0.30	%(c)	(3.17	)%(c)	9.48	%(c)	(7.09	)%(c)	9.89%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$3,109		$5,059		$11,171		$15,537		$24,521
Net expenses	2.26	%(d)(e)(f)	2.27	%(d)(g)	2.29	%(d)	2.29	%(d)	2.32	%(h)(i)
Gross expenses	2.37	%(e)(f)	2.33%		2.32%		2.30%		2.32	%(i)
Net investment income (loss)	(1.61)%		(1.08)%		0.23%		(0.17)%		(1.00)%
Portfolio turnover rate(j)	115%		232	%(k)	125%		59%		—%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.24% and the ratio of gross expenses would have been 2.35%.
(f)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 2.27% and 2.38%, respectively.

(g)	Effective July 1, 2020, the expense limit decreased from 2.29% to 2.24%.
(h)	Effective July 1, 2017, the expense limit decreased from 2.35% to 2.29%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.30% and the ratio of gross expenses would have been 2.31%.
(j)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.
(k)

The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to an increase in shareholder activity and reallocations in investment models resulting in increased equity security transactions.

See accompanying notes to consolidated financial statements.

|  28

Consolidated Financial Highlights (continued)

For a share outstanding throughout each period.

	AlphaSimplex Global Alternatives Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$10.82		$11.35		$10.40		$11.22		$10.19

Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.08)		0.00	(b)	0.15		0.10		0.01
Net realized and unrealized gain (loss)	0.23		(0.24)		0.94		(0.77)		1.11

Total from Investment Operations	0.15		(0.24)		1.09		(0.67)		1.12

Less Distributions From:
Net investment income	—		(0.29)		(0.14)		(0.15)		(0.09)

Net asset value, end of the period	$10.97		$10.82		$11.35		$10.40		$11.22

Total return	1.39	%(c)	(2.06	)%(c)	10.48	%(c)	(6.08	)%(c)	10.98%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$142		$131		$526		$14,377		$10,376
Net expenses	1.21	%(d)(e)(f)	1.22	%(d)(g)	1.24	%(d)	1.24	%(d)	1.26	%(h)(i)
Gross expenses	1.98	%(e)(f)	1.68%		1.26%		1.25%		1.26	%(i)
Net investment income (loss)	(0.70)%		0.02%		1.38%		0.94%		0.09%
Portfolio turnover rate(j)	115%		232	%(k)	125%		59%		—%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.19% and the ratio of gross expenses would have been 1.96%.
(f)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 1.22% and 1.99%, respectively.

(g)	Effective July 1, 2020, the expense limit decreased from 1.24% to 1.19%.
(h)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.24%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.24% and the ratio of gross expenses would have been 1.24%.
(j)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.
(k)

The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to an increase in shareholder activity and reallocations in investment models resulting in increased equity security transactions.

See accompanying notes to consolidated financial statements.

29  |

Consolidated Financial Highlights (continued)

For a share outstanding throughout each period.

	AlphaSimplex Global Alternatives Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$10.84		$11.36		$10.40		$11.22		$10.19

Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.07)		(0.01)		0.14		0.09		0.00	(b)
Net realized and unrealized gain (loss)	0.21		(0.23)		0.95		(0.77)		1.11

Total from Investment Operations	0.14		(0.24)		1.09		(0.68)		1.11

Less Distributions From:
Net investment income	—		(0.28)		(0.13)		(0.14)		(0.08)

Net asset value, end of the period	$10.98		$10.84		$11.36		$10.40		$11.22

Total return	1.29	%(c)	(2.12	)%(c)	10.49	%(c)	(6.04	)%(c)	10.93%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$322,349		$502,517		$784,884		$1,132,058		$1,559,650
Net expenses	1.26	%(d)(e)(f)	1.27	%(d)(g)	1.29	%(d)	1.29	%(d)	1.32	%(h)(i)
Gross expenses	1.37	%(e)(f)	1.33%		1.32%		1.30%		1.32	%(i)
Net investment income (loss)	(0.60)%		(0.11)%		1.23%		0.85%		0.02%
Portfolio turnover rate(j)	115%		232	%(k)	125%		59%		—%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.24% and the ratio of gross expenses would have been 1.35%.
(f)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 1.27% and 1.38%, respectively.

(g)	Effective July 1, 2020, the expense limit decreased from 1.29% to 1.24%.
(h)	Effective July 1, 2017, the expense limit decreased from 1.35% to 1.29%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 1.31%.
(j)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.
(k)

The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to an increase in shareholder activity and reallocations in investment models resulting in increased equity security transactions.

See accompanying notes to consolidated financial statements.

|  30

Consolidated Financial Highlights (continued)

For a share outstanding throughout each period.

	AlphaSimplex Managed Futures Strategy Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$10.17		$9.26		$8.97		$10.38	$9.78

Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.18)		(0.10)		0.04		0.02	(0.06)
Net realized and unrealized gain (loss)	0.52		1.33		0.69		(1.31)	0.66

Total from Investment Operations	0.34		1.23		0.73		(1.29)	0.60

Less Distributions From:
Net investment income	(0.57)		(0.32)		(0.44)		—	—
Net realized capital gains	—		—		—		(0.12)	—

Total Distributions	(0.57)		(0.32)		(0.44)		(0.12)	—

Net asset value, end of the period	$9.94		$10.17		$9.26		$8.97	$10.38

Total return(b)	3.30	%(c)	13.27	%(c)	8.09	%(c)	(12.55)%	6.13%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$51,356		$170,442		$222,059		$133,996	$299,505
Net expenses	1.72	%(d)(e)	1.70	%(d)	1.70	%(d)	1.70%	1.75	%(f)(g)
Gross expenses	1.76	%(e)	1.80%		1.79%		1.70%	1.75	%(f)(g)
Net investment income (loss)	(1.63)%		(0.99)%		0.47%		0.21%	(0.61)%
Portfolio turnover rate(h)	—%		—%		—%		—%	—%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.74%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.70%.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to consolidated financial statements.

31  |

Consolidated Financial Highlights (continued)

For a share outstanding throughout each period.

	AlphaSimplex Managed Futures Strategy Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$9.63		$8.78		$8.51		$9.93	$9.42

Income (loss) from Investment Operations:
Net investment loss(a)	(0.24)		(0.16)		(0.02)		(0.05)	(0.13)
Net realized and unrealized gain (loss)	0.49		1.26		0.64		(1.25)	0.64

Total from Investment Operations	0.25		1.10		0.62		(1.30)	0.51

Less Distributions From:
Net investment income	(0.50)		(0.25)		(0.35)		—	—
Net realized capital gains	—		—		—		(0.12)	—

Total Distributions	(0.50)		(0.25)		(0.35)		(0.12)	—

Net asset value, end of the period	$9.38		$9.63		$8.78		$8.51	$9.93

Total return(b)	2.54	%(c)	12.48	%(c)	7.30	%(c)	(13.22)%	5.41%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$17,400		$19,793		$21,621		$29,421	$53,661
Net expenses	2.47	%(d)(e)	2.45	%(d)	2.45	%(d)	2.45%	2.50	%(f)(g)
Gross expenses	2.51	%(e)	2.54%		2.53%		2.45%	2.50	%(f)(g)
Net investment loss	(2.38)%		(1.78)%		(0.24)%		(0.52)%	(1.36)%
Portfolio turnover rate(h)	—%		—%		—%		—%	—%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.48%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.45%.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to consolidated financial statements.

|  32

Consolidated Financial Highlights (continued)

For a share outstanding throughout each period.

	AlphaSimplex Managed Futures Strategy Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.30		$9.38	$9.07	$10.46	$9.81

Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.14)		(0.07)	0.08	0.08	(0.01)
Net realized and unrealized gain (loss)	0.52		1.35	0.70	(1.35)	0.67

Total from Investment Operations	0.38		1.28	0.78	(1.27)	0.66

Less Distributions From:
Net investment income	(0.62)		(0.36)	(0.47)	—	(0.01)
Net realized capital gains	—		—	—	(0.12)	—

Total Distributions	(0.62)		(0.36)	(0.47)	(0.12)	(0.01)

Net asset value, end of the period	$10.06		$10.30	$9.38	$9.07	$10.46

Total return	3.63%		13.77%	8.45%	(12.26)%	6.76	%(b)(c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$188,562		$133,731	$117,258	$67,957	$1,017
Net expenses	1.38	%(d)	1.35%	1.36%	1.36%	1.34	%(e)(f)(g)
Gross expenses	1.38	%(d)	1.35%	1.36%	1.36%	14.83	%(e)(g)
Net investment income (loss)	(1.29)%		(0.73)%	0.79%	0.83%	(0.17	)%(e)
Portfolio turnover rate(h)	—%		—%	—%	—%	—%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.36% and the ratio of gross expenses would have been 1.36%.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.29% and the ratio of gross expenses would have been 14.78%.
(h)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to consolidated financial statements.

33  |

Consolidated Financial Highlights (continued)

For a share outstanding throughout each period.

	AlphaSimplex Managed Futures Strategy Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$10.28		$9.36		$9.06		$10.46	$9.83

Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.15)		(0.08)		0.07		0.05	(0.03)
Net realized and unrealized gain (loss)	0.52		1.35		0.69		(1.33)	0.67

Total from Investment Operations	0.37		1.27		0.76		(1.28)	0.64

Less Distributions From:
Net investment income	(0.61)		(0.35)		(0.46)		—	(0.01)
Net realized capital gains	—		—		—		(0.12)	—

Total Distributions	(0.61)		(0.35)		(0.46)		(0.12)	(0.01)

Net asset value, end of the period	$10.04		$10.28		$9.36		$9.06	$10.46

Total return	3.53	%(b)	13.56	%(b)	8.35	%(b)	(12.35)%	6.48%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,245,471		$1,162,122		$1,212,973		$1,836,962	$3,102,626
Net expenses	1.47	%(c)(d)	1.45	%(c)	1.45	%(c)	1.45%	1.50	%(e)(f)
Gross expenses	1.51	%(d)	1.54%		1.53%		1.45%	1.50	%(e)(f)
Net investment income (loss)	(1.38)%		(0.80)%		0.77%		0.49%	(0.34)%
Portfolio turnover rate(g)	—%		—%		—%		—%	—%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.48%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.45%.
(f)	Includes fee/expense recovery of 0.01%.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to consolidated financial statements.

|  34

Notes to Consolidated Financial Statements

December 31, 2021

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

AlphaSimplex Global Alternatives Fund (the “Global Alternatives Fund”)

AlphaSimplex Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

The Funds invest in commodity-related instruments through AlphaSimplex Global Alternatives Cayman Fund Ltd. and AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., wholly-owned subsidiaries (individually, a “Subsidiary” and collectively, the “Subsidiaries”) of Global Alternatives Fund and Managed Futures Strategy Fund, respectively, organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees.

As of December 31, 2021, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Investment in Subsidiary	Percentage of Net Assets
Global Alternatives Fund	$6,288,687	1.84%
Managed Futures Strategy Fund	86,261,023	5.74%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  The accompanying financial statements present the consolidated accounts of the Funds and their respective Subsidiaries. All interfund accounts and transactions have been eliminated in consolidation.

b.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other

35  |

Notes to Consolidated Financial Statements (continued)

December 31, 2021

investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Equity basket total return swaps are valued based on the value of the underlying listed equity securities as reported by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2021, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

	Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
Global Alternatives Fund	$41,087,118	$761,056	0.22%
Managed Futures Strategy Fund	525,652,827	9,008,504	0.60%

*	Amounts represent gross unrealized appreciation/(depreciation) at absolute value.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

|  36

Notes to Consolidated Financial Statements (continued)

December 31, 2021

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Consolidated Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Consolidated Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Consolidated Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When a Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Funds may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Gross unrealized appreciation (depreciation) on futures contracts is recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability). The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  Swap Agreements.  Global Alternatives Fund may enter into equity basket total return swap agreements. An equity basket total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return on an underlying basket of equity securities for, typically, fixed or floating interest payments. When a Fund pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Fund may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Fund receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Fund may receive the change in value in addition to the interest payment. The Fund receives net interest or pays net total return depending on whether the values of the

37  |

Notes to Consolidated Financial Statements (continued)

December 31, 2021

underlying assets decrease or increase. Dividends declared on short reference entity common stocks are accrued and paid to the counterparty. Equity basket total return swap agreements typically reset on a monthly basis.

The notional amounts of equity basket total return swap agreements are not recorded in the financial statements. Equity basket total return swap agreements are valued daily, and fluctuations in value are recorded as change in unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Operations. Fees are accrued in accordance with the terms of the agreement and are included in due to/from brokers on the Consolidated Statement of Assets and Liabilities. Payments made or received by the Fund as a result of a reset or termination of the agreement are recorded as realized gain or loss on the Consolidated Statement of Operations.

Equity basket total return swap agreements are privately negotiated in the over-the-counter market and are entered into as bilateral contracts. Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. Bilateral swap agreements may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. The Fund covers its net obligations under outstanding equity basket total return swap agreements by segregating or earmarking cash or securities. Swap agreements outstanding at the end of the period, if any, are listed in the Fund’s Portfolio of Investments.

h.  Due from Brokers.  Transactions and positions in certain futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. The due from brokers’ balances in the Consolidated Statements of Assets and Liabilities for the Funds represent cash and foreign currency on deposit with brokers for open futures contracts and cash pledged as collateral for forward foreign currency contracts and swap agreements (including accrued interest receivable on equity basket total return swap agreements and net dividends payable on short reference entity common stocks). In certain circumstances the Funds’ or Subsidiaries’ use of cash, and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

i.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Consolidated Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Consolidated Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Consolidated Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Consolidated Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Consolidated Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Consolidated Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as capital gain and return of capital distributions received, foreign currency gains and losses, partnership basis adjustments, deferred Trustees’ fees, futures commissions adjustment, net operating losses, forward foreign currency contract mark-to-market, swap adjustments, passive foreign investment company adjustments, and Cayman blocker adjustments. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Consolidated Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, partnership

|  38

Notes to Consolidated Financial Statements (continued)

December 31, 2021

basis adjustments, wash sales, forward foreign currency contract mark-to-market, foreign currency gains and losses, passive foreign investment company adjustments, capital gain and return of capital distributions received, futures commissions adjustment and Cayman blocker adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2021 and 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Alternatives Fund	$—	$—	$—	$13,230,129	$—	$13,230,129
Managed Futures Strategy Fund	88,218,493	—	88,218,493	49,187,249	—	49,187,249

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Consolidated Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Global Alternatives Fund	Managed Futures Strategy Fund
Undistributed ordinary income	$—	$5,206,673

Capital loss carryforward:
Short-term:
No expiration date	(26,985,191)	(64,228,879)
Long-term:
No expiration date	—	(41,452,998)

Total capital loss carryforward	(26,985,191)	(105,681,877)

Unrealized appreciation	9,155,282	35,336,351

Total accumulated losses	$(17,829,909)	$(65,138,853)

Capital loss carryforward utilized in the current year	$56,564,109	$—

As of December 31, 2021, the tax cost of investments (including derivatives) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Global Alternatives Fund	Managed Futures Strategy Fund
Federal tax cost	$308,256,959	$1,361,643,253

Gross tax appreciation	$10,206,612	$20,405,301
Gross tax depreciation	(1,847,637)	(2,125,396)

Net tax appreciation	$8,358,975	$18,279,905

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and Cayman blocker adjustments.

39  |

Notes to Consolidated Financial Statements (continued)

December 31, 2021

k.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Consolidated Statements of Assets and Liabilities for financial reporting purposes.

l.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021, at value:

Global Alternatives Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$75,892,858	$—	$—	$75,892,858
Closed-End Investment Companies	387,235	—	—	387,235
Short-Term Investments(a)	—	238,973,699	—	238,973,699
Forward Foreign Currency Contracts (unrealized appreciation)	—	716,713	—	716,713
Futures Contracts (unrealized appreciation)	5,631,798	761,056	—	6,392,854

Total	$81,911,891	$240,451,468	$—	$322,363,359

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Equity Basket Total Return Swap	$— (b)	$—	$—	$—
Forward Foreign Currency Contracts (unrealized depreciation)	—	(378,320)	—	(378,320)
Futures Contracts (unrealized depreciation)	(2,595,730)	—	—	(2,595,730)

Total	$(2,595,730)	$(378,320)	$—	$(2,974,050)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.
(b)	Represents net unrealized appreciation (depreciation) of $0, as reflected within the Consolidated Portfolio of Investments.

|  40

Notes to Consolidated Financial Statements (continued)

December 31, 2021

Managed Futures Strategy Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$1,361,197,238	$—	$1,361,197,238
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,712,096	—	1,712,096
Futures Contracts (unrealized appreciation)	36,960,909	7,654,138	—	44,615,047

Total	$36,960,909	$1,370,563,472	$—	$1,407,524,381

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(13,479,220)	$—	$(13,479,220)
Futures Contracts (unrealized depreciation)	(29,113,428)	(1,354,366)	—	(30,467,794)

Total	$(29,113,428)	$(14,833,586)	$—	$(43,947,014)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts and swap agreements.

Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. The Fund may also use various strategies commonly used by hedge funds that seek to profit from underlying risk factors, such as merger arbitrage. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments and equity basket total return swap agreements. During the year ended December 31, 2021, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. equity market indices, foreign currencies, short-term interest rates, and commodities (through investments in the Subsidiary), long contracts on foreign equity market indices, and short contracts on equity basket total return swaps in accordance with these objectives.

Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2021, the Fund used long and short contracts on foreign equity market indices, U.S. and foreign government bonds, short-term interest rates, foreign currencies, and commodities (through investments in the Subsidiary), and long contracts on U.S. market indices to capture the exposures suggested by the quantitative investment models.

41  |

Notes to Consolidated Financial Statements (continued)

December 31, 2021

The following is a summary of derivative instruments for Global Alternatives Fund as of December 31, 2021, as reflected within the Consolidated Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$716,713	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$478,020
Foreign exchange contracts	—	1,627,044
Commodity contracts	—	2,192,266
Equity contracts	—	2,095,524

Total exchange-traded asset derivatives	$—	$6,392,854

Total asset derivatives	$716,713	$6,392,854

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(378,320)	$—	$—
Equity contracts	—	—	(69,136,823)

Total over-the counter liability derivatives	$(378,320)	$—	$(69,136,823)

Exchange-traded liability derivatives
Interest rate contracts	$—	$(971,638)	$—
Foreign exchange contracts	—	(442,403)	—
Commodity contracts	—	(1,098,807)	—
Equity contracts	—	(82,882)	—

Total exchange-traded liability derivatives	$—	$(2,595,730)	$—

Total liability derivatives	$(378,320)	$(2,595,730)	$(69,136,823)

[1]	Represents swap agreements, at value. Market value of swap agreements is reported in the Consolidated Portfolio of Investments.

Transactions in derivative instruments for Global Alternatives Fund during the year ended December 31, 2021, as reflected within the Consolidated Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Forward foreign currency transactions	Swap agreements
Interest rate contracts	$(6,218,646)	$—	$—
Foreign exchange contracts	1,245,176	(4,732,102)	—
Commodity contracts	15,162,464	—	—
Equity contracts	728,753	—	(24,511,192)

Total	$10,917,747	$(4,732,102)	$(24,511,192)

|  42

Notes to Consolidated Financial Statements (continued)

December 31, 2021

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Forward foreign currency transactions
Interest rate contracts	$(2,013,010)	$—
Foreign exchange contracts	974,854	(294,427)
Commodity contracts	(4,991,276)	—
Equity contracts	(132,271)	—

Total	$(6,161,703)	$(294,427)

The following is a summary of derivative instruments for Managed Futures Strategy Fund as of December 31, 2021, as reflected within the Consolidated Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$1,712,096	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$3,159,405
Foreign exchange contracts	—	2,817,300
Commodity contracts	—	18,216,878
Equity contracts	—	20,421,464

Total exchange-traded asset derivatives	$—	$44,615,047

Total asset derivatives	$1,712,096	$44,615,047

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(13,479,220)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(8,600,602)
Foreign exchange contracts	—	(13,244,763)
Commodity contracts	—	(7,188,250)
Equity contracts	—	(1,434,179)

Total exchange-traded liability derivatives	$—	$(30,467,794)

Total liability derivatives	$(13,479,220)	$(30,467,794)

43  |

Notes to Consolidated Financial Statements (continued)

December 31, 2021

Transactions in derivative instruments for Managed Futures Strategy Fund during the year ended December 31, 2021, as reflected within the Consolidated Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Forward foreign currency transactions
Interest rate contracts	$(76,177,741)	$—
Foreign exchange contracts	9,062,946	(24,583,454)
Commodity contracts	142,298,158	—
Equity contracts	78,471,267	—

Total	$153,654,630	$(24,583,454)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Forward foreign currency transactions
Interest rate contracts	$(9,974,896)	$—
Foreign exchange contracts	(17,048,255)	(18,580,110)
Commodity contracts	(23,506,845)	—
Equity contracts	7,226,482	—

Total	$(43,303,514)	$(18,580,110)

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2021:

Global Alternatives Fund	Forwards	Futures	Total Return Swaps
Average Notional Amount Outstanding	87.76%	400.91%	28.06%
Highest Notional Amount Outstanding	140.09%	478.22%	43.79%
Lowest Notional Amount Outstanding	24.79%	205.92%	20.19%
Notional Amount Outstanding as of December 31, 2021	24.79%	205.92%	20.19%

Managed Futures Strategy Fund	Forwards	Futures
Average Notional Amount Outstanding	95.17%	447.76%
Highest Notional Amount Outstanding	191.26%	699.96%
Lowest Notional Amount Outstanding	44.79%	269.79%
Notional Amount Outstanding as of December 31, 2021	78.48%	656.05%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Consolidated Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Consolidated Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Consolidated Statements of Assets and Liabilities.

|  44

Notes to Consolidated Financial Statements (continued)

December 31, 2021

As of December 31, 2021, gross amounts of over-the-counter derivative assets and liabilities not offset in the Consolidated Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Alternatives Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$716,713	$(378,320)	$338,393	$—	$338,393

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(378,320)	$378,320	$—	$—	$—

Managed Futures Strategy Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$1,712,096	$(1,712,096)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(13,479,220)	$1,712,096	$(11,767,124)	$11,767,124	$—

The Funds are required to pledge an independent amount of collateral to the counterparty for open forward foreign currency contracts. In addition to the independent amount, the amount of collateral pledged to the counterparty is subsequently increased (for losses) or decreased (for gains) based on the change in value of the contracts, as calculated by the counterparty under the terms of the Funds’ ISDA agreements. As of December 31, 2021, amounts pledged to the counterparty (which may exceed the amounts shown in the table above) are as follows:

	Independent Amount of Collateral	Increase (Decrease) For Change in Value	Required Collateral	Collateral Pledged	Excess/ (Shortfall)
Global Alternatives Fund	$1,570,747	$(341,700)	$1,229,047	$1,253,013	$23,966
Managed Futures Strategy Fund	44,392,135	11,667,785	56,059,920	54,789,428	(1,270,492)

Amounts in excess or short of the required collateral amount are received or paid by the Funds on the next business day, subject to collateral thresholds and minimum transfer requirements. The ISDA agreements include a tri-party control agreement under which collateral pledged from the Fund to the broker is held for the benefit of the broker, as secured party, at a third party custodian, State Street Bank and Trust Company (“State Street Bank”). Collateral pledged to the broker is reflected in “due from brokers” on the Consolidated Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by

45  |

Notes to Consolidated Financial Statements (continued)

December 31, 2021

the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Consolidated Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2021:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Alternatives Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$716,713	$338,393
Collateral pledged to UBS AG	1,253,013	1,253,013
Collateral pledged to Morgan Stanley	19,805,038	19,805,038

Total over-the-counter counterparty credit risk	21,774,764	21,396,444

Exchange-traded counterparty credit risk
Futures contracts	6,392,854	6,392,854
Margin with brokers	17,615,373	17,615,373

Total exchange-traded counterparty credit risk	24,008,227	24,008,227

Total counterparty credit risk	$45,782,991	$45,404,671

Managed Futures Strategy Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$1,712,096	$—
Collateral pledged to UBS AG	54,789,428	54,789,428

Total over-the-counter counterparty credit risk	56,501,524	54,789,428

Exchange-traded counterparty credit risk
Futures contracts	44,615,047	44,615,047
Margin with brokers	179,196,570	179,196,570

Total exchange-traded counterparty credit risk	223,811,617	223,811,617

Total counterparty credit risk	$280,313,141	$278,601,045

5.  Purchases and Sales of Securities.  For the year ended December 31, 2021, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Global Alternatives Fund	$224,000,718	$453,522,188

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis Investment Managers, LLC, serves as investment adviser to the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets.

Global Alternatives Fund pays a management fee at an annual rate of 1.10% on the first $2 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.05% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

Managed Futures Strategy Fund pays a management fee at an annual rate of 1.25% on the first $2.5 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.20% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

AlphaSimplex also serves as investment adviser to AlphaSimplex Global Alternatives Cayman Fund Ltd. and AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.10% and 1.25%, respectively, of its average daily net assets.

|  46

Notes to Consolidated Financial Statements (continued)

December 31, 2021

AlphaSimplex has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short (Global Alternatives Fund only), taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2022, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Consolidated Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Consolidated Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Alternatives Fund	1.49%	2.24%	1.19%	1.24%
Managed Futures Strategy Fund	1.70%	2.45%	1.40%	1.45%

AlphaSimplex shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2021, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Global Alternatives Fund	$5,140,087	$521,507	$4,618,580	1.10%	0.99%
Managed Futures Strategy Fund	18,696,619	—	18,696,619	1.25%	1.25%

[1]	Management fee waivers are subject to possible recovery until December 31, 2022.

For the year ended December 31, 2021, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Managed Futures Strategy Fund	$26,883	$6,633	$—	$422,088	$455,604

[1]	Expense reimbursement is subject to possible recovery until December 31, 2022.

No expenses were recovered for either Fund during the year ended December 31, 2021 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

47  |

Notes to Consolidated Financial Statements (continued)

December 31, 2021

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2021, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Global Alternatives Fund	$39,165	$9,774	$29,324
Managed Futures Strategy Fund	174,185	48,433	145,298

c.  Administrative Fees.  Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2021, the administrative fees paid to Natixis Advisors for each Fund were as follows (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Administrative Fees
Global Alternatives Fund	$199,199
Managed Futures Strategy Fund	637,298

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Consolidated Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Alternatives Fund	$273,037
Managed Futures Strategy Fund	1,279,183

As of December 31, 2021, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Consolidated Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Alternatives Fund	$2,985
Managed Futures Strategy Fund	15,283

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

|  48

Notes to Consolidated Financial Statements (continued)

December 31, 2021

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2021 were as follows:

Fund	Commissions
Global Alternatives Fund	$1,206
Managed Futures Strategy Fund	5,473

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2022, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $210,000. All other Trustees fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Consolidated Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Consolidated Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and its affiliates are also officers and/or Trustees of the Trust.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Global Alternatives Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2022 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2021, Natixis Advisors reimbursed the Fund $1,090 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2021, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Global Alternatives Fund	$11,851	$2,928	$1,090	$337,740
Managed Futures Strategy Fund	97,372	25,891	3,146	1,660,774

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at

49  |

Notes to Consolidated Financial Statements (continued)

December 31, 2021

the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Consolidated Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Consolidated Statements of Assets and Liabilities.

Prior to April 8, 2021, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended December 31, 2021, neither Fund had borrowings under this agreement.

9.  Risk.  Each Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

The Funds’ investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

10.  Interest Expense.  The Funds may incur interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended December 31, 2021 is reflected on the Consolidated Statements of Operations.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Total Percentage of Ownership
Global Alternatives Fund	3	30.67	%(a)
Managed Futures Strategy Fund	1	8.90	%(a)

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

(a)

Certain Fund shareholders are invested in the Fund as a result of the Fund’s inclusion in an investment portfolio model, utilized by certain third party intermediaries, developed by an affiliate of the Fund (AlphaSimplex). Without this model or as a result of changes in this model, these shareholder positions in the Fund may not exist or could change in a material amount. AlphaSimplex has no involvement in the decisions to invest in the models provided.

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Notes to Consolidated Financial Statements (continued)

December 31, 2021

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	459,499	$4,938,680	1,623,558	$17,678,688
Issued in connection with the reinvestment of distributions	—	—	22,575	240,420
Redeemed	(355,085)	(3,811,424)	(2,451,082)	(25,713,402)

Net change	104,414	$1,127,256	(804,949)	$(7,794,294)

Class C
Issued from the sale of shares	28,713	$288,346	26,154	$257,854
Issued in connection with the reinvestment of distributions	—	—	6,287	62,874
Redeemed	(224,383)	(2,259,493)	(593,632)	(5,826,318)

Net change	(195,670)	$(1,971,147)	(561,191)	$(5,505,590)

Class N
Issued from the sale of shares	8,628	$94,221	6,700	$71,749
Issued in connection with the reinvestment of distributions	—	—	311	3,354
Redeemed	(7,764)	(84,245)	(41,302)	(460,526)

Net change	864	$9,976	(34,291)	$(385,423)

Class Y
Issued from the sale of shares	9,216,999	$100,270,504	15,988,607	$171,911,642
Issued in connection with the reinvestment of distributions	—	—	585,919	6,333,788
Redeemed	(26,242,761)	(287,571,015)	(39,266,251)	(417,539,297)

Net change	(17,025,762)	$(187,300,511)	(22,691,725)	$(239,293,867)

Decrease from capital share transactions	(17,116,154)	$(188,134,426)	(24,092,156)	$(252,979,174)

	Year Ended December 31, 2021		Year Ended December 31, 2020
Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,542,465	$16,496,076	8,897,011	$87,245,646
Issued in connection with the reinvestment of distributions	244,668	2,454,017	482,693	4,913,814
Redeemed	(13,377,468)	(139,593,521)	(16,594,015)	(161,779,589)

Net change	(11,590,335)	$(120,643,428)	(7,214,311)	$(69,620,129)

Class C
Issued from the sale of shares	322,670	$3,275,655	266,678	$2,459,016
Issued in connection with the reinvestment of distributions	89,455	847,142	47,343	455,914
Redeemed	(612,785)	(6,248,949)	(719,340)	(6,694,265)

Net change	(200,660)	$(2,126,152)	(405,319)	$(3,779,335)

Class N
Issued from the sale of shares	7,813,512	$84,071,121	3,733,338	$36,574,955
Issued in connection with the reinvestment of distributions	423,441	4,302,164	168,681	1,737,419
Redeemed	(2,485,684)	(26,772,732)	(3,418,614)	(33,981,990)

Net change	5,751,269	$61,600,553	483,405	$4,330,384

Class Y
Issued from the sale of shares	44,142,151	$479,627,227	68,367,766	$676,556,286
Issued in connection with the reinvestment of distributions	4,820,549	48,880,364	2,517,010	25,900,036
Redeemed	(38,028,977)	(409,486,888)	(87,378,412)	(862,703,687)

Net change	10,933,723	$119,020,703	(16,493,636)	$(160,247,365)

Increase (decrease) from capital share transactions	4,893,997	$57,851,676	(23,629,861)	$(229,316,445)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated portfolios of investments, of AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund and their subsidiaries (two of the funds constituting Natixis Funds Trust II, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related consolidated statements of operations for the year ended December 31, 2021, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2022

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	55 Director, Burlington Stores, Inc. (retail), Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	55 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	55 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

53  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	55 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	55 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	55 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	55 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  54

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	55 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

55

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	55 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	55 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

55  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	55 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Chief Legal Officer	Since May 2021 Since July 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

57  |

Annual Report

December 31, 2021

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Municipal Bond Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Strategic Alpha Fund

Loomis Sayles Strategic Income Fund

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A NEFHX

Brian P. Kennedy	Class C NEHCX

Elaine M. Stokes	Class N LSHNX

Todd P. Vandam, CFA®	Class Y NEHYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred as the rollout of multiple vaccines for Covid-19 allowed for a gradual restoration of normal business conditions, was an important headwind for the market. Despite the improving economy, the US Federal Reserve (Fed) remained committed to an ultra-accommodative monetary policy for much of the year. The Fed retained this stance through the third calendar quarter even as inflation started to accelerate, stating that the price pressures were likely to be “transitory.” However, a continued increase in inflation in the autumn prompted the Fed to shift toward a tighter policy in November. In addition to reducing the extent of the stimulative bond-buying program known as quantitative easing (a process referred to as “tapering”), the Fed began to signal the likelihood of interest rate increases in 2022. Together, these developments depressed returns across the bond market.

US Treasuries posted negative returns in 2021. The first part of the year brought rising yields (and falling prices) for longer-term Treasuries, which tend to be highly sensitive to the outlook for economic growth. Later in the year, short-term bonds — which are heavily influenced by Fed policy — experienced a selloff of their own in response to the unfavorable shift in the interest rate outlook. The ten-year note, which entered the year with a yield of 0.93%, moved up to 1.74% at the end of the first quarter before closing 2021 at 1.52%. The yield on the two-year note, in contrast, only moved from 0.13% to 0.20% in the first eight months of the year, but the subsequent selloff caused its yield to surge to 0.73% by year-end. The Treasury yield curve flattened dramatically as a result of these shifts.

Investment grade corporate debt experienced a modest loss for the year. Although the category benefited from improving credit conditions and investors’ appetite for both risk and yield, it was adversely affected by the downturn in US Treasuries.

Investors’ heightened risk tolerance translated to strong returns for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, which helped relative performance. High yield further benefited from the general improvement in corporations’ earnings and balance sheets, as well as the surge in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed the broader market by a wide margin.

Securitized credit — including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLO), and residential mortgage-backed securities (RMBS) — produced positive excess returns over US Treasuries. The category’s underlying fundamentals remained firm, with continued strength in both real estate prices and consumer credit. Agency mortgage-backed securities (MBS) produced negative excess returns versus US Treasuries as interest rate volatility increased.

Emerging market bonds lost ground in 2021. Although the category offers above-average yields, the benefit was outweighed by weak price performance. Slowing growth in China and Brazil, together with a persistent uptrend in the US dollar, were key factors weighing on the asset class.

Portfolio Results

For the 12 months ended December 31, 2021, Class Y shares of the Loomis Sayles High Income Fund returned 3.15% at net asset value. The Fund underperformed its benchmark, the Bloomberg U.S. Corporate High-Yield Bond Index, which returned 5.28%.

Explanation of Fund Performance

Security selection was a source of underperformance for the Fund. Exposure to emerging market corporate credit was the main detractor of relative return. Here, underperformance was driven by holdings in Chinese property names as this sector came under pressure amid falling sale prices and tighter restrictions. Communications and consumer non-cyclical names within both convertible securities and high yield corporate credit weighed on performance. Selected capital goods holdings in the investment grade corporate credit sector were negative, as was a small allocation to defensive, reserve-like positions.

1  |

An allocation to equity securities, particularly within the utility, banking, and communication sectors, was positive as stock markets posted strong gains for the period.

Outlook

In our view, the macroeconomic outlook remains positive, as a healthy consumer, strong corporate fundamentals and relatively easy financial conditions have continued to be a tailwind to economic activity. Although confirmed Covid-19 cases spiked at the end of 2021, driven largely by the Omicron variant, we do not expect a material disruption in the demand for goods and services going forward. We believe US growth will remain above its long-term trend and unemployment will likely fall as wage growth draws participants back into the workforce. This macroeconomic backdrop appears positive for risk assets; however, elevated inflation readings have increased the risk of a central bank policy mistake. Any tightening of policy to fight inflation will need to balance the impact to growth, which has lingering uncertainties related to Covid-19, slowing Chinese growth (and deleveraging within its property sector), and ongoing global supply chain disruptions. While we do not expect the tightening cycle to put growth at risk, we do believe market volatility could potentially increase provided the market reprices evolving central bank policies globally.

Under our base case of economic expansion, we believe inflation will remain elevated and above the Fed’s target throughout 2022. The Fed’s hawkish pivot to concern over inflation could drive a faster tapering of asset purchases, which should conclude in March, before the anticipated liftoff in the benchmark fed funds rate in the second quarter. The pace and magnitude of rate hikes will largely be dependent on whether inflation eases throughout the year provided that supply chain disruptions subside. We anticipate that interest rates will likely move higher and remain defensive on interest rate risk, positioned shorter than broad market benchmarks from a duration perspective to help minimize any negative performance impact from rising rates.

We believe we are currently in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit exposure for higher carry potential and believe that individual issuer selection will be key in seeking to deliver attractive performance in 2022. Strong corporate profits, debt repayment and continued strong investor appetite for yield could help to provide a tailwind to credit markets. From a sector perspective, we are targeting those that have strong carry potential, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities, as well as securitized debt, which can provide diversification away from pure corporate risk, attractive yield potential and shorter duration profiles.

During the fourth quarter, credit markets were generally resilient to a significant hawkish pivot in Fed policy as well as concerns over Chinese growth, which could indicate that there is a strong demand for yield. We believe this dynamic will likely hold going forward given our outlook that downgrades, defaults and losses will trend meaningfully below long-term averages. Given our macroeconomic expectations and credit cycle outlook, in our view, embracing credit risk over interest rate risk is a reasonable approach for 2022. We recognize, however, that valuations have been elevated, credit spreads have been through their long-term averages and market volatility will likely increase as Fed policy evolves. As a result, we have built flexibility into our portfolios in seeking to take advantage of opportunities that may arise as a result of short-term disruptions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  2

LOOMIS SAYLES HIGH INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2011 through December 31, 2021

3  |

Average Annual Total Returns — December 31, 20213

						Expense Ratios[4]

	1 Year		5 Years	10 Years	Life of Class N	Gross	Net

Class Y
NAV	3.15%		5.55%	6.61%	—%	0.98%	0.75%

Class A
NAV	2.87		5.27	6.35	—	1.22	1.00
With 4.25% Maximum Sales Charge	-1.44		4.34	5.89	—

Class C
NAV	2.07		4.45	5.72	—	1.97	1.75
With CDSC[1]	1.08		4.45	5.72	—

Class N (Inception 11/30/16)
NAV	3.18	[5]	5.59	—	5.84	0.88	0.70

Comparative Performance
Bloomberg U.S. Corporate High-Yield Bond Index[2]	5.28		6.30	6.83	6.55

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Class C shares performance assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

The Bloomberg U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The Bloomberg U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg U.S. Universal and Global High-Yield Indices.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns reflected above are different from the total returns reported in the financial highlights. The returns presented in the table above are what an investor would have actually experienced.

|  4

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols

Dawn Mangerson	Class A MIMAX

James Grabovac, CFA®*	Class C MIMCX

James LeBuhn*	Class Y MIMYX

Lawrence Jones*

Pramila Agrawal, CFA®, Ph.D.*

Loomis, Sayles & Company, L.P.

*

Effective September 30, 2021, James Grabovac and Lawrence Jones no longer served as portfolio managers of the Fund, and Pramila Agrawal and James LeBuhn joined the portfolio management team of the Fund.

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

Fiscal fortunes for state and local governments improved markedly over the past 12 months. Passage of the American Rescue Plan in the first quarter targeted $650B of direct federal aid to state and local governments. This, combined with much stronger-than-anticipated tax revenues, resulted in a sharply improved financial position for many issuers compared to earlier in the pandemic economy. In addition, robust performance in the capital markets helped reduce long-term underfunded liabilities providing relief on both sides of the balance sheet. Improving credit fundamentals helped drive municipal performance for the period with credit spreads narrowing sharply and municipals generating outperformance versus both Treasuries and investment grade corporates. Base rates moved modestly higher during the year, with high-grade municipal yields increasing by 10 basis points on the short and long end of the yield curve, and increasing by 35 basis points in the intermediate portion of the yield curve. Progress on the pandemic was uneven. The swift rollout of effective vaccines was positive, but the expected benefits of reopening schools was hindered significantly by the emersion of new Covid variants. As a consequence, state and local education remains one of the major sectors of the economy that has yet to regain its pre-pandemic levels of employment. The implications of hybrid school arrangements, while significantly improving over the year, continue to present economic challenges as parents and other caregivers face demands that in many instances prevent them from fully re-engaging in the labor market.

In the fourth quarter, bipartisan agreement was reached on the Investment in Infrastructure and Jobs Act (IIJA), which was passed and signed into law in November. The legislation will fund more than $1.1T of infrastructure investment over the next decade. Among targeted areas of investment are highways, rail modernization, mass transit, airports, water, broadband, and power grid improvements, among others. We expect the IIJA will have a modestly positive impact on municipal issuance as state and local governments consider companion projects to complement the federal infrastructure investment being undertaken. Technical conditions elsewhere in the market continued to be characterized by ‘supply constrained’ conditions. Issuance for the year was strong, down less than 2% from last year’s record pace, however, the amount of taxable issuance remains sizeable, accounting for 25% of last year’s total. Demand remained consistently strong throughout the year as it has since the market and economic recovery began.

The economic expansion continues apace, but a sharp rise in inflation has been an unfortunate companion along the way. Supply-chain bottlenecks are a significant contributing factor, and a pandemic-induced shift in consumer behavior favoring the purchase of durable goods over services (i.e., restaurants, lodging, entertainment, etc.) has intensified the supply and price pressures.

Portfolio Results

For the 12 months ended December 31, 2021, Class Y shares of the Loomis Sayles Intermediate Municipal Bond Fund returned 0.57% at net asset value. The Fund underperformed its benchmark, the Bloomberg Municipal Bond Index, which returned 1.52%.

Explanation of Fund Performance

The Fund’s yield curve posture was detrimental to performance in 2021. Underweight exposure to maturities 10 years and greater hindered performance significantly during the period.

Security selection of BBB-rated securities detracted from the Fund’s relative performance. Underweight posture in the higher quality ratings tranches acted as a drag on performance as well. An overweight and security selection within the Fund’s A-rated holdings partially offset this underperformance.

5  |

From a sector perspective, underweight in the state general obligation (GO) sector was a drag on performance. Security selection within the leasing, education, and water & sewer sectors also detracted during the period. However, security selection and overweight posture in the transportation sector were beneficial and partially offset the Fund’s underperformance.

Underweight positions in New York and California were the largest detractors to performance from a state perspective. Security selection within Massachusetts holdings was also a drag. This underperformance was partially offset by an overweight posture in Florida, Washington, and Utah. Security selection within the states of Florida and Utah further benefitted performance.

Outlook

While the immediate economic path forward faces the hurdles of the virulent Omicron variant and higher-than-expected levels of inflation, we anticipate progress on both fronts over the medium term and believe that underlying economic fundamentals are strong enough to drive the economic expansion forward. We remain positive about growth prospects and expect modest upward pressure on rates as the Fed adjusts policy and the expansion moves forward. With strong credit and economic fundamentals, the municipal market is likely positioned to perform well from a credit standpoint, and we anticipate that income and yield curve positioning will be critical factors over the medium term.

The inflationary uptick has been a global phenomenon and has impacted most developed market economies. And although the Federal Reserve (Fed) initially expected the inflation uptick to be ‘transitory’ it has shifted its view and is now expected to undertake a policy response. The Fed is prepared to conclude its purchases of Treasuries and mortgage-backed securities in the first quarter of 2022 and begin a gradual lifting of the policy rate from the zero lower bound. We expect the expansion to continue as the Fed begins to remove accommodative monetary policy and anticipate a moderation in inflation as supply pressures ease.

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2012 (inception) through December 31, 2021

See notes to chart on page 7.

|  6

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Average Annual Total Returns — December 31, 20214

				Expense Ratios[5]

	1 Year	5 Years	Life of Fund	Gross	Net

Class Y (Inception 12/31/12)[1]
NAV	0.57%	3.31%	2.50%	1.17%	0.46%

Class A (Inception 12/31/12)[1]
NAV	0.23	3.04	2.21	1.43	0.71
With 3.00% Maximum Sales Charge	-2.81	2.40	1.86

Class C (Inception 12/31/12)[1]
NAV	-0.52	2.25	1.53	2.18	1.46
With CDSC[2]	-1.51	2.25	1.53

Comparative Performance
Bloomberg Municipal Bond Index[3]	1.52	4.17	3.38

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

December 31, 2012 represents the date shares were first registered for public sale under the Securities Act of 1933. November 16, 2012 represents commencement of operations for accounting and financial reporting purposes only.

2

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

3	Bloomberg Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

7  |

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	LIGRX

Brian P. Kennedy	Class C	LGBCX

Elaine M. Stokes	Class N	LGBNX

Loomis, Sayles & Company, L.P.	Class Y	LSIIX

	Admin Class	LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred as the rollout of multiple vaccines for Covid-19 allowed for a gradual restoration of normal business conditions, was an important headwind for the market. Despite the improving economy, the US Federal Reserve (Fed) remained committed to an ultra-accommodative monetary policy for much of the year. The Fed retained this stance through the third calendar quarter even as inflation started to accelerate, stating that the price pressures were likely to be “transitory.” However, a continued increase in inflation in the autumn prompted the Fed to shift toward a tighter policy in November. In addition to reducing the extent of the stimulative bond-buying program known as quantitative easing (a process referred to as “tapering”), the Fed began to signal the likelihood of interest rate increases in 2022. Together, these developments depressed returns across the bond market.

US Treasuries posted negative returns in 2021. The first part of the year brought rising yields (and falling prices) for longer-term Treasuries, which tend to be highly sensitive to the outlook for economic growth. Later in the year, short-term bonds — which are heavily influenced by Fed policy — experienced a selloff of their own in response to the unfavorable shift in the interest rate outlook. The ten-year note, which entered the year with a yield of 0.93%, moved up to 1.74% at the end of the first quarter before closing 2021 at 1.52%. The yield on the two-year note, in contrast, only moved from 0.13% to 0.20% in the first eight months of the year, but the subsequent selloff caused its yield to surge to 0.73% by year-end. The Treasury yield curve flattened dramatically as a result of these shifts.

Investment grade corporate debt experienced a modest loss for the year. Although the category benefited from improving credit conditions and investors’ appetite for both risk and yield, it was adversely affected by the downturn in US Treasuries.

Investors’ heightened risk tolerance translated to strong returns for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, which helped relative performance. High yield further benefited from the general improvement in corporations’ earnings and balance sheets, as well as the surge in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed the broader market by a wide margin.

Securitized credit — including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLO), and residential mortgage-backed securities (RMBS)  — produced positive excess returns over US Treasuries. The category’s underlying fundamentals remained firm, with continued strength in both real estate prices and consumer credit. Agency mortgage-backed securities (MBS) produced negative excess returns versus US Treasuries as interest rate volatility increased.

Emerging market bonds lost ground in 2021. Although the category offers above-average yields, the benefit was outweighed by weak price performance. Slowing growth in China and Brazil, together with a persistent uptrend in the US dollar, were key factors weighing on the asset class.

Portfolio Results

For the 12 months ended December 31, 2021, Class Y shares of the Loomis Sayles Investment Grade Bond Fund returned 0.24% at net asset value. The Fund outperformed its primary benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned -1.75%. The Fund also outperformed its secondary benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.54%.

Explanation of Fund Performance

Security selection was the primary source of outperformance for the Fund. An allocation to securitized credit was the biggest contributor to relative return, led by asset-backed securities as this sector fared better than many other broad fixed income markets. The Fund’s shorter duration positioning within US Treasuries was beneficial as interest rates rose earlier in the year, with most of this outperformance occurring during the first quarter of 2021. We continue to utilize Treasury futures as part of a larger effort to manage

|  8

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

the Fund’s overall duration positioning. High yield and investment grade corporate credit were also helpful for returns. Consumer non-cyclical, transportation and basic industry names aided relative return in high yield. Within investment grade, consumer cyclical and insurance holdings were positive contributors to performance.

An allocation to defensive, reserve-like positions was a modest detractor of relative performance for the period.

Outlook

In our view, the macroeconomic outlook remains positive, as a healthy consumer, strong corporate fundamentals and relatively easy financial conditions have continued to be a tailwind to economic activity. Although confirmed Covid-19 cases spiked at the end of 2021, driven largely by the Omicron variant, we do not expect a material disruption in the demand for goods and services going forward. We believe US growth will remain above its long-term trend and unemployment will likely fall as wage growth draws participants back into the workforce. This macroeconomic backdrop appears positive for risk assets; however, elevated inflation readings have increased the risk of a central bank policy mistake. Any tightening of policy to fight inflation will need to balance the impact to growth, which has lingering uncertainties related to Covid-19, slowing Chinese growth (and deleveraging within its property sector), and ongoing global supply chain disruptions. While we do not expect the tightening cycle to put growth at risk, we do believe market volatility could potentially increase provided the market reprices evolving central bank policies globally.

Under our base case of economic expansion, we believe inflation will remain elevated and above the Fed’s target throughout 2022. The Fed’s hawkish pivot to concern over inflation could drive a faster tapering of asset purchases, which should conclude in March, before the anticipated liftoff in the benchmark fed funds rate in the second quarter. The pace and magnitude of rate hikes will largely be dependent on whether inflation eases throughout the year provided that supply chain disruptions subside. We anticipate that interest rates will likely move higher and remain defensive on interest rate risk, positioned shorter than broad market benchmarks from a duration perspective to help minimize any negative performance impact from rising rates.

We believe we are currently in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit exposure for higher carry potential and believe that individual issuer selection will be key in seeking to deliver attractive performance in 2022. Strong corporate profits, debt repayment and continued strong investor appetite for yield could help to provide a tailwind to credit markets. From a sector perspective, we are targeting those that have strong carry potential, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities, as well as securitized debt, which can provide diversification away from pure corporate risk, attractive yield potential and shorter duration profiles.

During the fourth quarter, credit markets were generally resilient to a significant hawkish pivot in Fed policy as well as concerns over Chinese growth, which could indicate that there is a strong demand for yield. We believe this dynamic will likely hold going forward given our outlook that downgrades, defaults and losses will trend meaningfully below long-term averages. Given our macroeconomic expectations and credit cycle outlook, in our view, embracing credit risk over interest rate risk is a reasonable approach for 2022. We recognize, however, that valuations have been elevated, credit spreads have been through their long-term averages and market volatility will likely increase as Fed policy evolves. As a result, we have built flexibility into our portfolios in seeking to take advantage of opportunities that may arise as a result of short-term disruptions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

9  |

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2011 through December 31, 2021

See notes to chart on page 11.

|  10

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Average Annual Total Returns — December 31, 20214

					Expense Ratios[5]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y
NAV	0.24%	5.35%	4.58%	—%	0.55%	0.50%

Class A
NAV	0.07	5.09	4.32	—	0.80	0.75
With 4.25% Maximum Sales Charge	-4.21	4.18	3.87	—

Class C
NAV	-0.70	4.32	3.69	—	1.55	1.50
With CDSC[1]	-1.66	4.32	3.69	—

Class N (Inception 2/1/13)
NAV	0.37	5.44	—	3.80	0.47	0.45

Admin Class
NAV	-0.26	4.84	4.07	—	1.05	1.00

Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[2]	-1.75	3.99	3.13	3.08
Bloomberg U.S. Aggregate Bond Index[3]	-1.54	3.57	2.90	2.86
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

The Bloomberg U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, US dollar denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg U.S. Aggregate Index.

3

The Bloomberg U.S. Aggregate Bond Index is a broad based index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

11  |

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LABAX

Brian P. Kennedy	Class C LABCX

Elaine M. Stokes	Class N LASNX

Todd P. Vandam, CFA®	Class Y LASYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred as the rollout of multiple vaccines for Covid-19 allowed for a gradual restoration of normal business conditions, was an important headwind for the market. Despite the improving economy, the US Federal Reserve (Fed) remained committed to an ultra-accommodative monetary policy for much of the year. The Fed retained this stance through the third calendar quarter even as inflation started to accelerate, stating that the price pressures were likely to be “transitory.” However, a continued increase in inflation in the autumn prompted the Fed to shift toward a tighter policy in November. In addition to reducing the extent of the stimulative bond-buying program known as quantitative easing (a process referred to as “tapering”), the Fed began to signal the likelihood of interest-rate increases in 2022. Together, these developments depressed returns across the bond market.

Securitized credit — including asset backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized loan obligations, and residential mortgage-backed securities (RMBS) — produced positive excess returns over US Treasuries. The category’s underlying fundamentals remained firm, with continued strength in both real estate prices and consumer credit. Agency mortgage-backed securities (MBS) produced negative excess returns versus US treasuries as interest rate volatility increased.

Investors’ heightened risk tolerance translated to strong returns for high-yield corporates. The category tends to have lower interest-rate sensitivity than investment-grade bonds, which helped relative performance. High yield further benefited from the general improvement in corporations’ earnings and balance sheets, as well as the surge in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed the broader market by a wide margin.

Emerging market bonds lost ground in 2021. Although the category offers above-average yields, the benefit was outweighed by weak price performance. Slowing growth in China and Brazil, together with a persistent uptrend in the US dollar, were key factors weighing on the asset class.

Performance Results

For the 12 months ended December 31, 2021, Class Y shares of the Loomis Sayles Strategic Alpha Fund returned 1.32% at net asset value. The Fund outperformed its primary benchmark, 3-Month LIBOR, which returned 0.16%. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

Equities added to the Fund’s performance for the year as consumer, technology and banking names made positive contributions throughout the period. Given our view that we were in the expansion phase of the credit cycle1, we established and held a diversified, high quality, higher dividend allocation to equities through out the year. This allocation was the primary source of positive contribution to return. We also maintained several equity positions received in previous exchanges-two positions-specialty chemicals, energy had very large returns in 2021 resulting in attractive recoveries and added to the equity contribution.

Exposure to securitized assets including ABS, Non-Agency Residential MBS and collateralized loan obligations contributed positively to performance for the period. 2021 saw a continued flurry of home buying as many renters took advantage of historically low mortgage rates to become first time homeowners. Housing, whole business and auto loans within ABS particularly aided returns. The securitized category’s underlying fundamentals remained firm with continued strength in both real estate prices and consumer credit.

|  12

High yield corporates added to return as credit spreads (the incremental yield provided by lower quality bonds) tightened during the year. Within the portfolio, consumer, communications and basic industry names led positive contributions.    January was the busiest month ever for new issuance in the US high yield bond market. High yield bonds have outperformed stocks during the past few economic recoveries, but that has not happened this time around. With the coronavirus continuing to spread and disrupt markets, the Fed intervened with interest rate cuts and purchases of high yield bonds. Although the Fed’s bond purchase program is set to conclude in March 2022, the central bank’s purchases of high-yield bonds have assisted corporations in raising capital and supported performance of the segment.

Our duration positioning was a detractor for the year. We established a defensive position in rates early in the year expecting interest rates to rise from positive economic growth, emergence from the worst of Covid-19 and signs of returning inflation. We established short Treasury futures positions 10 years and out on the yield curve. We also favored cash bonds with less interest rate sensitivity. Over the course of the year, the yield curve (which depicts the relationship among bond yields across the maturity spectrum) flattened-rising in the short part of the curve while declining in the long end of the curve. Our long-dated short Treasury futures positions were negatively impacted by this flattening.

Emerging market bonds lost ground in 2021. Although the category offers above-average yields, the benefit was outweighed by weak price performance. China’s efforts to de-lever and stabilize property markets have put liquidity pressure on issuers across the sector, increased credit concerns and resulted in significant bond price erosion.

Outlook

In our view, the macroeconomic outlook remains positive, as a healthy consumer, strong corporate fundamentals and relatively easy financial conditions have continued to be a tailwind to economic activity. Although confirmed Covid-19 cases spiked at the end of 2021, driven largely by the Omicron variant, we do not expect a material disruption in the demand for goods and services going forward. We believe US growth will remain above its long-term trend and unemployment will likely fall as wage growth draws participants back into the workforce. This macroeconomic backdrop appears positive for risk assets; however, elevated inflation readings have increased the risk of a central bank policy mistake. Any tightening of policy to fight inflation will need to balance the impact to growth, which has lingering uncertainties related to Covid-19, slowing Chinese growth (and deleveraging within its property sector) and ongoing global supply chain disruptions.    While we do not expect the tightening cycle to put growth at risk, we do believe market volatility could potentially increase provided that the market reprices evolving central bank policies globally.

Under our base case of economic expansion, we believe inflation will remain elevated and above the Fed’s target throughout 2022. The Fed’s hawkish pivot to concern over inflation could drive a faster tapering of asset purchases, which should conclude in March, before the anticipated liftoff in the benchmark fed funds rate in the second quarter. The pace and magnitude of rate hikes will largely be dependent on whether supply chain disruptions subside, allowing inflation to ease throughout the year. We anticipate that interest rates will likely move higher and the Fund remains defensive on interest rate risk, positioned shorter than broad market benchmarks from a duration perspective to help minimize any negative performance impact from rising rates.

We believe we are currently in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive.    With the credit cycle firmly in the expansion phase, we believe high yield bonds will be supported by the ongoing investor demand for yield. We remain “pro risk” on credit exposure for higher carry potential and believe that individual issuer selection will be key in seeking to deliver attractive performance in 2022. Strong corporate profits, debt repayment and continued strong investor appetite for yield could help to provide a tailwind to credit markets. From a sector perspective, we are targeting areas with strong carry potential, less interest rate sensitivity and positive convexity (i.e. a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities, as well as securitized debt, which can provide diversification away from pure corporate risk, attractive yield potential and shorter duration profiles.

During the fourth quarter, credit markets were generally resilient to a significant hawkish pivot in Fed policy as well as concerns over Chinese growth, which suggests that there remains a strong demand for yield. We believe this dynamic will likely hold going forward given our outlook that downgrades, defaults and losses will trend meaningfully below long-term averages.    Given our macroeconomic expectations and credit cycle outlook, in our view embracing credit risk over interest rate risk is a reasonable approach for 2022. We recognize, however, that valuations are elevated, credit spreads have fallen below their long-term averages and market volatility will likely increase as Fed policy evolves. As a result, we have built flexibility into the portfolio in order to be prepared to take advantage of opportunities that may arise because of any short-term disruptions.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds, foreign currency or foreign currency based derivative securities (“Foreign Currency Exposures”) may realize currency losses in

13  |

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

connection with the maturity or sale of certain Foreign Currency Exposures. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though non – US –dollar denominated bonds continue to generate coupon income.

Fund officers have analyzed the fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses have and will impact periodic ordinary income distributions for the fund. Based on the most recent quarterly analysis (as of December 31, 2021), realized currency losses will continue to have an impact on the distributions in the 2022 fiscal year. This analysis is based on certain assumptions including, but not limited to, the amount of Foreign Currency Exposures held by the fund, the level of foreign currency exchange rates, security prices, interest rates, the fund advisers’ ability to manage realized currency losses, and the net asset level of the fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

LOOMIS SAYLES STRATEGIC ALPHA FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2011 through December 31, 2021

See notes to chart on page 15.

|  14

LOOMIS SAYLES STRATEGIC ALPHA FUND

Average Annual Total Returns — December 31, 20214

					Expense Ratios[5]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y
NAV	1.32%	3.82%	4.02%	—%	0.74%	0.74%

Class A
NAV	1.07	3.57	3.76	—	0.99	0.99
With 4.25% Maximum Sales Charge	-3.20	2.67	3.32	—

Class C
NAV	0.30	2.81	3.15	—	1.74	1.74
With CDSC[1]	-0.69	2.81	3.15	—

Class N (Inception 5/1/17)
NAV	1.38	—	—	3.87	0.68	0.68

Comparative Performance
3-Month LIBOR[2]	0.16	1.34	0.87	1.35
3-Month LIBOR + 300 basis points[3]	3.16	4.34	3.87	4.34

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR + 300 basis points is created by adding 3.00% to the annual return of the 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

15  |

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	NEFZX

Daniel J. Fuss, CFA®, CIC*	Class C	NECZX

Brian P. Kennedy	Class N	NEZNX

Elaine M. Stokes	Class Y	NEZYX

Loomis, Sayles & Company, L.P.	Admin Class	NEZAX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred as the rollout of multiple vaccines for Covid-19 allowed for a gradual restoration of normal business conditions, was an important headwind for the market. Despite the improving economy, the US Federal Reserve (Fed) remained committed to an ultra-accommodative monetary policy for much of the year. The Fed retained this stance through the third calendar quarter even as inflation started to accelerate, stating that the price pressures were likely to be “transitory.” However, a continued increase in inflation in the autumn prompted the Fed to shift toward a tighter policy in November. In addition to reducing the extent of the stimulative bond-buying program known as quantitative easing (a process referred to as “tapering”), the Fed began to signal the likelihood of interest rate increases in 2022. Together, these developments depressed returns across the bond market.

US Treasuries posted negative returns in 2021. The first part of the year brought rising yields (and falling prices) for longer-term Treasuries, which tend to be highly sensitive to the outlook for economic growth. Later in the year, short-term bonds — which are heavily influenced by Fed policy — experienced a selloff of their own in response to the unfavorable shift in the interest rate outlook. The ten-year note, which entered the year with a yield of 0.93%, moved up to 1.74% at the end of the first quarter before closing 2021 at 1.52%. The yield on the two-year note, in contrast, only moved from 0.13% to 0.20% in the first eight months of the year, but the subsequent selloff caused its yield to surge to 0.73% by year-end. The Treasury yield curve flattened dramatically as a result of these shifts.

Investment grade corporate debt experienced a modest loss for the year. Although the category benefited from improving credit conditions and investors’ appetite for both risk and yield, it was adversely affected by the downturn in US Treasuries.

Investors’ heightened risk tolerance translated to strong returns for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, which helped relative performance. High yield further benefited from the general improvement in corporations’ earnings and balance sheets, as well as the surge in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed the broader market by a wide margin.

Securitized credit — including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLO), and residential mortgage-backed securities (RMBS) — produced positive excess returns over US Treasuries. The category’s underlying fundamentals remained firm, with continued strength in both real estate prices and consumer credit. Agency mortgage-backed securities (MBS) produced negative excess returns versus US Treasuries as interest rate volatility increased.

Emerging market bonds lost ground in 2021. Although the category offers above-average yields, the benefit was outweighed by weak price performance. Slowing growth in China and Brazil, together with a persistent uptrend in the US dollar, were key factors weighing on the asset class.

Portfolio Results

For the 12 months ended December 31, 2021, Class Y shares of the Loomis Sayles Strategic Income Fund returned 4.12% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.54%.

Explanation of Fund Performance

Security selection was the primary source of outperformance for the Fund. Within corporate credit, high yield was a notable contributor to relative return, aided by consumer non-cyclical, and energy holdings. An allocation to equity securities, particularly within the utility, consumer non-cyclical, and technology sectors, was positive as stock markets posted strong gains for the period. Selected communications names within investment grade corporate credit were also beneficial for performance. Finally, performance

|  16

LOOMIS SAYLES STRATEGIC INCOME FUND

was helped by the Fund’s exposure to asset-backed securities within securitized credit as this sector fared better than many other broad fixed income markets.

Exposure to emerging market corporate credit was the main detractor of relative return. Here, underperformance was driven by holdings in Chinese property names as this sector came under pressure amid falling sale prices and tighter restrictions. Duration positioning in US Treasuries was also a laggard. The Fund began the first quarter of 2021 with notably longer duration relative to the benchmark within US Treasuries. This longer duration stance was decreased in subsequent months using Treasury futures as part of a larger effort to decrease the Fund’s overall duration positioning.

Outlook

In our view, the macroeconomic outlook remains positive, as a healthy consumer, strong corporate fundamentals and relatively easy financial conditions have continued to be a tailwind to economic activity. Although confirmed Covid-19 cases spiked at the end of 2021, driven largely by the Omicron variant, we do not expect a material disruption in the demand for goods and services going forward. We believe US growth will remain above its long-term trend and unemployment will likely fall as wage growth draws participants back into the workforce. This macroeconomic backdrop appears positive for risk assets; however, elevated inflation readings have increased the risk of a central bank policy mistake. Any tightening of policy to fight inflation will need to balance the impact to growth, which has lingering uncertainties related to Covid-19, slowing Chinese growth (and deleveraging within its property sector), and ongoing global supply chain disruptions. While we do not expect the tightening cycle to put growth at risk, we do believe market volatility could potentially increase provided the market reprices evolving central bank policies globally.

Under our base case of economic expansion, we believe inflation will remain elevated and above the Fed’s target throughout 2022. The Fed’s hawkish pivot to concern over inflation could drive a faster tapering of asset purchases, which should conclude in March, before the anticipated liftoff in the benchmark fed funds rate in the second quarter. The pace and magnitude of rate hikes will largely be dependent on whether inflation eases throughout the year provided that supply chain disruptions subside. We anticipate that interest rates will likely move higher and remain defensive on interest rate risk, positioned shorter than broad market benchmarks from a duration perspective to help minimize any negative performance impact from rising rates.

We believe we are currently in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit exposure for higher carry potential and believe that individual issuer selection will be key in seeking to deliver attractive performance in 2022. Strong corporate profits, debt repayment and continued strong investor appetite for yield could help to provide a tailwind to credit markets. From a sector perspective, we are targeting those that have strong carry potential, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities, as well as securitized debt, which can provide diversification away from pure corporate risk, attractive yield potential and shorter duration profiles.

During the fourth quarter, credit markets were generally resilient to a significant hawkish pivot in Fed policy as well as concerns over Chinese growth, which could indicate that there is a strong demand for yield. We believe this dynamic will likely hold going forward given our outlook that downgrades, defaults and losses will trend meaningfully below long-term averages. Given our macroeconomic expectations and credit cycle outlook, in our view, embracing credit risk over interest rate risk is a reasonable approach for 2022. We recognize, however, that valuations have been elevated, credit spreads have been through their long-term averages and market volatility will likely increase as Fed policy evolves. As a result, we have built flexibility into our portfolios in seeking to take advantage of opportunities that may arise as a result of short-term disruptions.

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US-dollar-denominated bonds, foreign currency, or foreign currency-based derivative securities (“Foreign Currency Exposures”) may realize currency losses in connection with the maturity or sale of certain Foreign Currency Exposures. These losses impact a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though non-US-dollar-denominated bonds continue to generate coupon income. Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses have and will impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of December 31, 2021), realized currency losses will continue to have an impact on the distributions in the 2022 fiscal year. This analysis is based on certain assumptions including, but not limited to, the amount of Foreign Currency Exposures held by the Fund, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

17  |

LOOMIS SAYLES STRATEGIC INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2011 through December 31, 2021

See notes to chart on page 19.

|  18

LOOMIS SAYLES STRATEGIC INCOME FUND

Average Annual Total Returns — December 31, 20214

					Expense Ratios[5]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y
NAV	4.12%	4.17%	5.15%	—%	0.72%	0.70%

Class A
NAV	3.85	3.90	4.88	—	0.97	0.95
With 4.25% Maximum Sales Charge	-0.54	3.00	4.43	—

Class C
NAV	3.13	3.13	4.25	—	1.72	1.70
With CDSC[1]	2.13	3.13	4.25	—

Class N (Inception 2/1/13)
NAV	4.19	4.25	—	4.06	0.65	0.65

Admin Class
NAV	3.68	3.66	4.64	—	1.22	1.20

Comparative Performance
Bloomberg U.S. Aggregate Bond Index[2]	-1.54	3.57	2.90	2.86
Bloomberg U.S. Universal Bond Index[3]	-1.10	3.84	3.31	3.15

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3

The Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

19  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  20

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2021 through December 31, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$997.40	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$993.40	$8.79
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Class N
Actual	$1,000.00	$998.90	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class Y
Actual	$1,000.00	$998.70	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.00%, 1.75%, 0.70% and 0.75% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

21  |

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$1,000.50	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class C
Actual	$1,000.00	$996.70	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38
Class Y
Actual	$1,000.00	$1,002.70	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$999.90	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82
Class C
Actual	$1,000.00	$996.00	$7.55
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63
Class N
Actual	$1,000.00	$1,001.50	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29
Class Y
Actual	$1,000.00	$1,000.40	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.55
Admin Class
Actual	$1,000.00	$997.80	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.75%, 1.50%, 0.45%, 0.50% and 1.00% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  22

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$993.50	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94
Class C
Actual	$1,000.00	$990.30	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.69
Class N
Actual	$1,000.00	$995.90	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41
Class Y
Actual	$1,000.00	$994.70	$3.62
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67

*

Expenses are equal to the Fund’s annualized expense ratio: 0.97%, 1.71%, 0.67% and 0.72% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Class A
Actual	$1,000.00	$1,004.50	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class C
Actual	$1,000.00	$1,000.50	$8.57
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$1,005.40	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,005.10	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Admin Class
Actual	$1,000.00	$1,003.30	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95%, 1.70%, 0.65%, 0.70% and 1.21% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

23  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles High Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 90.1% of Net Assets
Non-Convertible Bonds — 84.4%
	ABS Home Equity — 0.1%
$119,437	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.660%, 0.764%, 9/19/2045(a)	$89,017
100,000	VOLT XCVI LLC, Series 2021-NPL5, Class A2, 4.826%, 3/27/2051, 144A(b)	99,012

		188,029

	Aerospace & Defense — 2.2%
100,000	Bombardier, Inc., 6.000%, 2/15/2028, 144A	100,303
635,000	Bombardier, Inc., 7.125%, 6/15/2026, 144A	658,755
95,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	98,206
140,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	145,775
263,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	305,580
60,000	Moog, Inc., 4.250%, 12/15/2027, 144A	60,450
620,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	621,550
190,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	199,263
235,000	TransDigm, Inc., 4.625%, 1/15/2029	234,220
110,000	TransDigm, Inc., 4.875%, 5/01/2029	110,473
100,000	TransDigm, Inc., 5.500%, 11/15/2027	103,000
120,000	Triumph Group, Inc., 6.250%, 9/15/2024, 144A	120,750

		2,758,325

	Airlines — 1.9%
30,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	30,062
160,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	197,400
225,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	233,972
1,240,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	1,325,213
111,000	Delta Air Lines, Inc., 7.375%, 1/15/2026	130,680
260,000	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.750%, 1/20/2026, 144A	272,025
105,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	109,487
155,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	159,843

		2,458,682

	Automotive — 2.4%
105,000	Clarios Global LP/Clarios U.S. Finance Co., 8.500%, 5/15/2027, 144A	111,300
75,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	76,781
265,000	Ford Motor Co., 3.250%, 2/12/2032	271,360
1,280,000	Ford Motor Co., 9.000%, 4/22/2025	1,564,928
105,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	111,169
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	118,019
55,000	Goodyear Tire & Rubber Co. (The), 5.000%, 7/15/2029, 144A	59,081
180,000	Goodyear Tire & Rubber Co. (The), 5.250%, 7/15/2031, 144A	195,427
300,000	Jaguar Land Rover Automotive PLC, 5.875%, 1/15/2028	305,250
40,000	Meritor, Inc., 4.500%, 12/15/2028, 144A	40,100
65,000	Real Hero Merger Sub 2, Inc., 6.250%, 2/01/2029, 144A	64,898
40,000	Tenneco, Inc., 7.875%, 1/15/2029, 144A	43,200
85,000	Wheel Pros, Inc., 6.500%, 5/15/2029, 144A	81,600

		3,043,113

	Banking — 0.8%
600,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	648,281
400,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	435,813

		1,084,094

	Brokerage — 0.2%
60,000	Coinbase Global, Inc., 3.625%, 10/01/2031, 144A	55,200
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.000%, 8/15/2028, 144A	205,000

		260,200

	Building Materials — 1.8%
215,000	Builders FirstSource, Inc., 4.250%, 2/01/2032, 144A	222,568
265,000	Builders FirstSource, Inc., 5.000%, 3/01/2030, 144A	284,315
270,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	269,009
285,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	306,019
125,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/2029, 144A	133,606
50,000	CP Atlas Buyer, Inc., 7.000%, 12/01/2028, 144A	49,750
315,000	Foundation Building Materials, Inc., 6.000%, 3/01/2029, 144A	309,487
170,000	LBM Acquisition LLC, 6.250%, 1/15/2029, 144A	168,088
185,000	Park River Holdings, Inc., 5.625%, 2/01/2029, 144A	176,675
125,000	Patrick Industries, Inc., 4.750%, 5/01/2029, 144A	124,375
105,000	Standard Industries, Inc., 4.375%, 7/15/2030, 144A	107,153
45,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	47,133
165,000	Victors Merger Corp., 6.375%, 5/15/2029, 144A	155,100

		2,353,278

	Cable Satellite — 6.6%
210,000	Altice Financing S.A., 5.000%, 1/15/2028, 144A	204,937
80,000	Block Communications, Inc., 4.875%, 3/01/2028, 144A	80,000
600,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	606,396
610,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	600,135
1,005,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/01/2030, 144A	1,045,200
205,000	Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.750%, 10/01/2026, 144A	215,506
435,000	CSC Holdings LLC, 4.500%, 11/15/2031, 144A	429,562
555,000	CSC Holdings LLC, 4.625%, 12/01/2030	525,169
1,220,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	1,154,425
205,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	197,569
595,000	DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.875%, 8/15/2027, 144A	609,107
150,000	DISH DBS Corp., 5.125%, 6/01/2029	136,500
150,000	DISH DBS Corp., 7.375%, 7/01/2028	151,875
675,000	DISH DBS Corp., 7.750%, 7/01/2026	712,125
273,707	Ligado Networks LLC, 15.500% PIK, 11/01/2023, 144A(c)	222,412
83,081	Ligado Networks LLC, 17.500% PIK, 5/01/2024, 144A(c)	37,775
185,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.500%, 9/15/2028, 144A	185,839
125,000	Telesat Canada/Telesat LLC, 5.625%, 12/06/2026, 144A	117,388
310,000	UPC Broadband Finco B.V., 4.875%, 7/15/2031, 144A	316,200
110,000	ViaSat, Inc., 6.500%, 7/15/2028, 144A	110,275
225,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	223,875
200,000	Ziggo BV, 4.875%, 1/15/2030, 144A	205,006
296,000	Ziggo BV, 5.500%, 1/15/2027, 144A	304,140

		8,391,416

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2021

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Chemicals — 1.5%
$55,000	Chemours Co. (The), 5.375%, 5/15/2027	$58,850
150,000	Consolidated Energy Finance S.A., 5.625%, 10/15/2028, 144A	146,625
150,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	152,812
75,000	Diamond BC BV, 4.625%, 10/01/2029, 144A	74,390
330,000	Hercules LLC, 6.500%, 6/30/2029	369,673
200,000	Herens Holdco S.a.r.l., 4.750%, 5/15/2028, 144A	196,000
140,000	Hexion, Inc., 7.875%, 7/15/2027, 144A	147,700
80,000	Methanex Corp., 5.125%, 10/15/2027	84,000
20,000	Methanex Corp., 5.250%, 12/15/2029	21,090
185,000	Olin Corp., 5.000%, 2/01/2030	194,250
65,000	Olin Corp., 5.125%, 9/15/2027	66,706
5,000	Olin Corp., 5.625%, 8/01/2029	5,415
220,000	Olympus Water U.S. Holding Corp., 4.250%, 10/01/2028, 144A	218,764
150,000	Unifrax Escrow Issuer Corp., 5.250%, 9/30/2028, 144A	151,612

		1,887,887

	Construction Machinery — 0.2%
75,000	Ritchie Bros Holdings, Inc., 4.750%, 12/15/2031, 144A	78,253
125,000	Titan International, Inc., 7.000%, 4/30/2028	133,125

		211,378

	Consumer Cyclical Services — 1.9%
485,000	ADT Security Corp. (The), 4.125%, 8/01/2029, 144A	477,725
95,000	ANGI Group LLC, 3.875%, 8/15/2028, 144A	92,862
35,000	Arches Buyer, Inc., 6.125%, 12/01/2028, 144A	35,219
330,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.750%, 1/15/2029, 144A	338,250
185,000	Realogy Group LLC/Realogy Co-Issuer Corp., 7.625%, 6/15/2025, 144A	196,100
80,000	Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%, 4/01/2027, 144A	86,400
240,000	Terminix Co. LLC (The), 7.450%, 8/15/2027	300,000
60,000	TKC Holdings, Inc., 10.500%, 5/15/2029, 144A	64,800
760,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	815,860

		2,407,216

	Consumer Products — 0.6%
20,000	Coty, Inc., 6.500%, 4/15/2026, 144A	20,625
255,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 4.750%, 1/15/2029, 144A	259,144
160,000	Energizer Holdings, Inc., 4.375%, 3/31/2029, 144A	156,152
175,000	Prestige Brands, Inc., 5.125%, 1/15/2028, 144A	182,219
135,000	Tempur Sealy International, Inc., 3.875%, 10/15/2031, 144A	135,255

		753,395

	Diversified Manufacturing — 0.4%
120,000	Madison IAQ LLC, 5.875%, 6/30/2029, 144A	120,000
120,000	Resideo Funding, Inc., 4.000%, 9/01/2029, 144A	117,718
200,000	TK Elevator U.S. Newco, Inc., 5.250%, 7/15/2027, 144A	210,250

		447,968

	Electric — 1.3%
915,000	Calpine Corp., 5.125%, 3/15/2028, 144A	928,871
315,000	NRG Energy, Inc., 3.625%, 2/15/2031, 144A	307,125
140,000	PG&E Corp., 5.000%, 7/01/2028	147,255
25,000	PG&E Corp., 5.250%, 7/01/2030	26,218
315,000	Talen Energy Supply LLC, 7.625%, 6/01/2028, 144A	280,381

		1,689,850

	Environmental — 0.1%
175,000	GFL Environmental, Inc., 4.000%, 8/01/2028, 144A	171,500

	Finance Companies — 4.0%
365,000	Cobra AcquisitionCo LLC, 6.375%, 11/01/2029, 144A	360,437
105,000	Fortress Transportation & Infrastructure Investors LLC, 5.500%, 5/01/2028, 144A	107,006
265,000	Freedom Mortgage Corp., 7.625%, 5/01/2026, 144A	270,634
150,000	Global Aircraft Leasing Co. Ltd., 7.250% PIK or 6.500% Cash, 9/15/2024, 144A(d)	144,750
115,000	LFS Topco LLC, 5.875%, 10/15/2026, 144A	118,738
385,000	Midcap Financial Issuer Trust, 6.500%, 5/01/2028, 144A	401,362
655,000	Navient Corp., 4.875%, 3/15/2028	653,362
170,000	Navient Corp., 5.000%, 3/15/2027	173,376
380,000	Navient Corp., 5.500%, 3/15/2029	379,050
95,000	Navient Corp., 6.750%, 6/25/2025	104,500
620,000	OneMain Finance Corp., 4.000%, 9/15/2030	609,696
170,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	172,975
390,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	387,075
620,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	629,300
260,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	263,349
380,000	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.625%, 3/01/2029	381,425

		5,157,035

	Financial Other — 2.6%
210,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	125,353
200,000	CFLD Cayman Investment Ltd., 6.900%, 1/13/2023(e)	54,278
200,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024(e)	54,396
200,000	China Aoyuan Group Ltd., 6.200%, 3/24/2026(f)(g)	38,924
200,000	China Evergrande Group, 8.750%, 6/28/2025(e)	29,980
200,000	Easy Tactic Ltd., 8.125%, 2/27/2023	74,596
105,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	102,375
1,130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,162,126
200,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(e)	52,604
200,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(e)	52,344
400,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(e)	104,900
225,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030, 144A	222,188
435,000	Nationstar Mortgage Holdings, Inc., 5.750%, 11/15/2031, 144A	432,825
120,000	Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027, 144A	125,004
200,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024	128,242
200,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026	126,498
200,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024	128,202
200,000	Times China Holdings Ltd., 6.200%, 3/22/2026	136,388
400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027	111,936

		3,263,159

	Food & Beverage — 2.5%
65,000	Aramark Services, Inc., 5.000%, 2/01/2028, 144A	67,194
324,000	Kraft Heinz Foods Co., 3.000%, 6/01/2026	338,889
725,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	692,382
140,000	Performance Food Group, Inc., 4.250%, 8/01/2029, 144A	138,888
120,000	Performance Food Group, Inc., 5.500%, 10/15/2027, 144A	125,250
270,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	285,104
370,000	Post Holdings, Inc., 4.500%, 9/15/2031, 144A	367,225
425,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	432,863

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Food & Beverage — continued
$135,000	Post Holdings, Inc., 5.500%, 12/15/2029, 144A	$141,835
105,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 3/01/2029, 144A	103,425
120,000	TreeHouse Foods, Inc., 4.000%, 9/01/2028	115,200
140,000	Triton Water Holdings, Inc., 6.250%, 4/01/2029, 144A	134,274
205,000	US Foods, Inc., 4.750%, 2/15/2029, 144A	208,331

		3,150,860

	Gaming — 3.2%
375,000	Boyd Gaming Corp., 4.750%, 12/01/2027	382,500
165,000	Boyd Gaming Corp., 4.750%, 6/15/2031, 144A	168,300
180,000	Caesars Entertainment, Inc., 4.625%, 10/15/2029, 144A	180,000
220,000	Caesars Entertainment, Inc., 6.250%, 7/01/2025, 144A	230,917
190,000	Caesars Entertainment, Inc., 8.125%, 7/01/2027, 144A	210,414
100,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.750%, 7/01/2025, 144A	104,432
220,000	International Game Technology PLC, 5.250%, 1/15/2029, 144A	233,101
200,000	Melco Resorts Finance Ltd., 5.375%, 12/04/2029, 144A	194,000
200,000	MGM China Holdings Ltd., 4.750%, 2/01/2027, 144A	198,104
205,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	221,400
255,000	MGM Resorts International, 5.500%, 4/15/2027	271,575
110,000	Mohegan Gaming & Entertainment, 8.000%, 2/01/2026, 144A	115,488
410,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	436,650
330,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	367,950
200,000	Studio City Finance Ltd., 5.000%, 1/15/2029, 144A	179,000
230,000	Studio City Finance Ltd., 6.500%, 1/15/2028, 144A	220,800
250,000	Wynn Macau Ltd., 5.125%, 12/15/2029, 144A	227,112
165,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029, 144A	167,475

		4,109,218

	Government Owned – No Guarantee — 0.5%
135,000	EcoPetrol S.A., 4.625%, 11/02/2031	131,247
340,000	Petroleos Mexicanos, 5.950%, 1/28/2031	330,386
280,000	YPF S.A., 6.950%, 7/21/2027, 144A	183,316

		644,949

	Healthcare — 3.9%
100,000	AdaptHealth LLC, 5.125%, 3/01/2030, 144A	101,750
110,000	AHP Health Partners, Inc., 5.750%, 7/15/2029, 144A	108,900
270,000	CHS/Community Health Systems, Inc., 6.125%, 4/01/2030, 144A	267,117
195,000	CHS/Community Health Systems, Inc., 6.875%, 4/15/2029, 144A	198,656
235,000	CHS/Community Health Systems, Inc., 8.000%, 3/15/2026, 144A	247,044
240,000	DaVita, Inc., 3.750%, 2/15/2031, 144A	233,839
180,000	DaVita, Inc., 4.625%, 6/01/2030, 144A	184,275
155,000	Encompass Health Corp., 4.500%, 2/01/2028	159,456
300,000	Encompass Health Corp., 4.750%, 2/01/2030	309,000
160,000	HCA, Inc., 7.050%, 12/01/2027	196,000
145,000	HCA, Inc., 7.500%, 11/06/2033	208,075
115,000	HCA, Inc., MTN, 7.750%, 7/15/2036	159,706
270,000	LifePoint Health, Inc., 5.375%, 1/15/2029, 144A	268,650
75,000	ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029, 144A	76,595
40,000	ModivCare, Inc., 5.875%, 11/15/2025, 144A	42,000
	Healthcare — continued
210,000	Mozart Debt Merger Sub, Inc., 5.250%, 10/01/2029, 144A	212,864
230,000	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028, 144A	218,730
75,000	RP Escrow Issuer LLC, 5.250%, 12/15/2025, 144A	75,656
75,000	Select Medical Corp., 6.250%, 8/15/2026, 144A	79,443
615,000	Tenet Healthcare Corp., 4.375%, 1/15/2030, 144A	623,419
100,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	102,750
345,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	364,393
355,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	367,425
95,000	U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026, 144A	99,513

		4,905,256

	Home Construction — 1.2%
215,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.875%, 2/15/2030, 144A	219,916
75,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 6.250%, 9/15/2027, 144A	78,285
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(e)(h)(i)	—
100,000	Empire Communities Corp., 7.000%, 12/15/2025, 144A	103,500
220,000	Fantasia Holdings Group Co. Ltd., 11.875%, 6/01/2023(e)	51,678
40,000	Forestar Group, Inc., 3.850%, 5/15/2026, 144A	40,100
230,000	KB Home, 4.800%, 11/15/2029	251,045
165,000	Mattamy Group Corp., 4.625%, 3/01/2030, 144A	168,095
185,000	Taylor Morrison Communities, Inc., 5.750%, 1/15/2028, 144A	206,738
400,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026	256,868
200,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026	127,652

		1,503,877

	Independent Energy — 6.4%
85,000	Antero Resources Corp., 5.375%, 3/01/2030, 144A	90,865
190,000	Apache Corp., 4.250%, 1/15/2030	206,188
25,000	Apache Corp., 4.750%, 4/15/2043	27,463
190,000	Apache Corp., 5.350%, 7/01/2049	217,075
130,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.875%, 6/30/2029, 144A	125,085
115,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.000%, 11/01/2026, 144A	116,581
155,000	Baytex Energy Corp., 8.750%, 4/01/2027, 144A	162,362
45,000	California Resources Corp., 7.125%, 2/01/2026, 144A	46,750
265,000	Callon Petroleum Co., 8.000%, 8/01/2028, 144A	267,650
115,000	Centennial Resource Production LLC, 6.875%, 4/01/2027, 144A	117,300
45,000	Chesapeake Energy Corp., 5.500%, 2/01/2026, 144A	47,363
105,000	Comstock Resources, Inc., 6.750%, 3/01/2029, 144A	113,883
50,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.625%, 7/15/2025, 144A	52,902
165,000	Energean Israel Finance Ltd., 4.875%, 3/30/2026, 144A	163,556
85,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	83,725
81,000	Energy Ventures GoM LLC/EnVen Finance Corp., 11.750%, 4/15/2026, 144A	83,274
20,000	EQT Corp., 3.125%, 5/15/2026, 144A	20,531
40,000	EQT Corp., 3.625%, 5/15/2031, 144A	41,500
5,000	EQT Corp., 5.000%, 1/15/2029	5,538
55,000	EQT Corp., 6.625%, 2/01/2025	62,013
225,000	EQT Corp., 7.500%, 2/01/2030	289,125
150,000	Independence Energy Finance LLC, 7.250%, 5/01/2026, 144A	155,812
60,000	Laredo Petroleum, Inc., 7.750%, 7/31/2029, 144A	58,500
85,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	90,026

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2021

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — continued
$235,000	Matador Resources Co., 5.875%, 9/15/2026	$242,050
125,000	MEG Energy Corp., 5.875%, 2/01/2029, 144A	130,866
230,000	MEG Energy Corp., 7.125%, 2/01/2027, 144A	244,932
130,000	Murphy Oil Corp., 6.375%, 12/01/2042	130,001
130,000	Northern Oil & Gas, Inc., 8.125%, 3/01/2028, 144A	137,150
65,000	Oasis Petroleum, Inc., 6.375%, 6/01/2026, 144A	68,088
40,000	Occidental Petroleum Corp., 3.000%, 2/15/2027	40,600
155,000	Occidental Petroleum Corp., 3.500%, 8/15/2029	159,231
300,000	Occidental Petroleum Corp., 4.100%, 2/15/2047	294,000
210,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	210,000
50,000	Occidental Petroleum Corp., 4.400%, 4/15/2046	51,250
145,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	161,428
225,000	Occidental Petroleum Corp., 5.875%, 9/01/2025	248,062
340,000	Occidental Petroleum Corp., 6.600%, 3/15/2046	441,150
85,000	Occidental Petroleum Corp., 7.500%, 5/01/2031	111,828
40,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	53,400
110,000	Occidental Petroleum Corp., 8.500%, 7/15/2027	137,225
215,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	289,962
220,000	Ovintiv, Inc., 6.500%, 8/15/2034	283,067
10,000	Ovintiv, Inc., 6.500%, 2/01/2038	12,974
90,000	Ovintiv, Inc., 6.625%, 8/15/2037	117,819
95,000	Ovintiv, Inc., 7.200%, 11/01/2031	123,803
45,000	Ovintiv, Inc., 7.375%, 11/01/2031	58,658
35,000	Ovintiv, Inc., 8.125%, 9/15/2030	46,541
115,000	PDC Energy, Inc., 5.750%, 5/15/2026	118,840
120,000	Penn Virginia Holdings LLC, 9.250%, 8/15/2026, 144A	124,500
38,000	Range Resources Corp., 5.000%, 3/15/2023	38,855
85,000	Range Resources Corp., 8.250%, 1/15/2029	94,775
135,000	Range Resources Corp., 9.250%, 2/01/2026	145,502
110,000	SM Energy Co., 5.625%, 6/01/2025	110,825
205,000	SM Energy Co., 6.500%, 7/15/2028	212,175
105,000	SM Energy Co., 6.750%, 9/15/2026	107,888
25,000	Southwestern Energy Co., 4.750%, 2/01/2032	26,328
205,000	Southwestern Energy Co., 5.375%, 2/01/2029	216,787
140,000	Southwestern Energy Co., 5.375%, 3/15/2030	150,007
20,000	Southwestern Energy Co., 7.750%, 10/01/2027	21,575
115,000	Strathcona Resources Ltd., 6.875%, 8/01/2026, 144A	113,036
95,000	Tap Rock Resources LLC, 7.000%, 10/01/2026, 144A	98,800
120,000	Vine Energy Holdings LLC, 6.750%, 4/15/2029, 144A	130,200

		8,149,245

	Industrial Other — 0.3%
125,000	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/01/2026, 144A	130,000
65,000	Hillenbrand, Inc., 5.750%, 6/15/2025	67,925
130,000	Installed Building Products, Inc., 5.750%, 2/01/2028, 144A	135,200

		333,125

	Leisure — 3.3%
65,000	AMC Entertainment Holdings, Inc., 10.500%, 4/15/2025, 144A	69,225
80,000	Boyne USA, Inc., 4.750%, 5/15/2029, 144A	82,400
650,000	Carnival Corp., 5.750%, 3/01/2027, 144A	650,000
260,000	Carnival Corp., 6.000%, 5/01/2029, 144A	258,700
145,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium OP, 6.500%, 10/01/2028	154,425
125,000	Cinemark USA, Inc., 5.250%, 7/15/2028, 144A	121,875
110,000	Live Nation Entertainment, Inc., 3.750%, 1/15/2028, 144A	109,175
220,000	Live Nation Entertainment, Inc., 4.750%, 10/15/2027, 144A	226,050
505,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	502,763
	Leisure — continued
10,000	NCL Corp. Ltd., 5.875%, 3/15/2026	9,956
70,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	68,950
125,000	Royal Caribbean Cruises Ltd., 3.700%, 3/15/2028	117,173
325,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	314,793
690,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	697,976
120,000	SeaWorld Parks & Entertainment, Inc., 5.250%, 8/15/2029, 144A	122,191
180,000	Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/01/2027, 144A	183,600
115,000	Viking Cruises Ltd., 5.875%, 9/15/2027, 144A	109,503
255,000	Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029, 144A	254,681
110,000	VOC Escrow Ltd., 5.000%, 2/15/2028, 144A	108,900

		4,162,336

	Lodging — 2.0%
150,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	150,000
415,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	425,375
100,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	100,652
605,000	Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	614,075
1,195,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	1,205,140
20,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	20,100
15,000	Travel & Leisure Co., 6.000%, 4/01/2027	16,301

		2,531,643

	Media Entertainment — 3.6%
305,000	AMC Networks, Inc., 4.250%, 2/15/2029	303,094
290,000	Audacy Capital Corp., 6.750%, 3/31/2029, 144A	283,362
60,000	Clear Channel Outdoor Holdings, Inc., 7.500%, 6/01/2029, 144A	64,050
210,000	Clear Channel Outdoor Holdings, Inc., 7.750%, 4/15/2028, 144A	224,700
130,000	Deluxe Corp., 8.000%, 6/01/2029, 144A	135,850
240,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	120,000
140,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027, 144A	39,200
170,000	Gray Escrow II, Inc., 5.375%, 11/15/2031, 144A	174,887
265,000	Gray Television, Inc., 4.750%, 10/15/2030, 144A	263,344
280,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	283,954
160,000	Lamar Media Corp., 3.750%, 2/15/2028	160,400
55,000	Lions Gate Capital Holdings LLC, 5.500%, 4/15/2029, 144A	55,962
175,000	McGraw-Hill Education, Inc., 5.750%, 8/01/2028, 144A	173,250
175,000	McGraw-Hill Education, Inc., 8.000%, 8/01/2029, 144A	173,661
120,000	Midas OpCo Holdings LLC, 5.625%, 8/15/2029, 144A	122,801
745,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	868,856
5,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	5,938
45,000	Netflix, Inc., 5.875%, 11/15/2028	54,112
60,000	Netflix, Inc., 6.375%, 5/15/2029	74,550
105,000	Nexstar Media, Inc., 5.625%, 7/15/2027, 144A	110,683
120,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	119,700
35,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.250%, 6/15/2025, 144A	36,400
65,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	63,700
120,000	Scripps Escrow II, Inc., 5.375%, 1/15/2031, 144A	121,950

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Media Entertainment — continued
$185,000	Sinclair Television Group, Inc., 5.125%, 2/15/2027, 144A	$179,450
170,000	Terrier Media Buyer, Inc., 8.875%, 12/15/2027, 144A	183,731
45,000	Townsquare Media, Inc., 6.875%, 2/01/2026, 144A	47,756
100,000	Univision Communications, Inc., 6.625%, 6/01/2027, 144A	107,750

		4,553,091

	Metals & Mining — 2.9%
120,000	Allegheny Technologies, Inc., 4.875%, 10/01/2029	120,120
125,000	Allegheny Technologies, Inc., 5.125%, 10/01/2031	125,937
60,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	62,550
25,000	Carpenter Technology Corp., 6.375%, 7/15/2028	26,577
200,000	Cia de Minas Buenaventura SAA, 5.500%, 7/23/2026, 144A	195,200
180,000	Cleveland-Cliffs, Inc., 4.625%, 3/01/2029, 144A	183,600
139,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/2025, 144A	157,319
845,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	877,744
455,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	489,694
210,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	216,027
340,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	358,700
20,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	24,350
60,000	GrafTech Finance, Inc., 4.625%, 12/15/2028, 144A	60,900
285,000	Mineral Resources Ltd., 8.125%, 5/01/2027, 144A	307,281
320,000	Novelis Corp., 4.750%, 1/30/2030, 144A	336,400
50,000	SunCoke Energy, Inc., 4.875%, 6/30/2029, 144A	49,750
100,000	United States Steel Corp., 6.875%, 3/01/2029	107,625
40,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	38,550

		3,738,324

	Midstream — 3.8%
250,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, 12/15/2025, 144A	265,000
185,000	Buckeye Partners LP, 4.500%, 3/01/2028, 144A	186,388
80,000	Buckeye Partners LP, 5.600%, 10/15/2044	77,896
55,000	Buckeye Partners LP, 5.850%, 11/15/2043	53,969
115,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.000%, 2/01/2029, 144A	119,456
40,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	45,200
230,000	DCP Midstream Operating LP, 5.625%, 7/15/2027	261,061
130,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	131,115
110,000	EQM Midstream Partners LP, 6.000%, 7/01/2025, 144A	119,625
200,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	224,000
105,000	EQM Midstream Partners LP, 6.500%, 7/15/2048	127,576
160,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	174,801
115,000	Ferrellgas LP/Ferrellgas Finance Corp., 5.375%, 4/01/2026, 144A	110,975
225,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.750%, 2/01/2028	226,687
120,000	Harvest Midstream I LP, 7.500%, 9/01/2028, 144A	128,400
150,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	148,875
665,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	684,950
135,000	New Fortress Energy, Inc., 6.500%, 9/30/2026, 144A	133,988
225,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	227,250
105,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	89,775
145,000	NuStar Logistics LP, 5.750%, 10/01/2025	156,037
125,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 6/01/2031, 144A	126,406
	Midstream — continued
5,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 1/15/2028, 144A	4,956
110,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.000%, 3/01/2027, 144A	114,400
155,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	168,322
255,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	278,587
200,000	Western Midstream Operating LP, 5.300%, 2/01/2030	219,808
110,000	Western Midstream Operating LP, 5.450%, 4/01/2044	131,450
105,000	Western Midstream Operating LP, 6.500%, 2/01/2050	124,163

		4,861,116

	Non-Agency Commercial Mortgage-Backed Securities — 2.0%
98,304	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 3.610%, 11/15/2031, 144A(a)(f)(g)	84,709
221,184	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 4.610%, 11/15/2031, 144A(a)(f)(g)	187,056
260,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.943%, 5/10/2047, 144A(b)	240,592
100,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045, 144A	98,982
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	907,597
45,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.158%, 8/10/2044, 144A(b)	37,971
100,000	GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.689%, 6/10/2047, 144A(b)	88,869
100,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046, 144A(b)	98,780
250,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class D, 4.672%, 10/15/2045, 144A(b)	246,669
100,000	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C, 4.282%, 10/15/2030, 144A(b)	86,883
380,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.610%, 11/15/2027, 144A(a)(g)(h)(i)	98,073
420,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.510%, 11/15/2027, 144A(a)(g)(h)(i)	40,884
145,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class C, 4.458%, 8/15/2050	88,450
60,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.172%, 11/15/2059(b)	53,716
121,836	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.425%, 3/15/2044, 144A(b)	58,140
80,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.347%, 12/15/2045(b)	71,716
125,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.792%, 6/15/2045, 144A(b)(f)(g)	25,463

		2,514,550

	Oil Field Services — 0.9%
35,000	Nabors Industries Ltd., 7.250%, 1/15/2026, 144A	32,375
125,000	Nabors Industries, Inc., 7.375%, 5/15/2027, 144A	129,276
90,000	Precision Drilling Corp., 6.875%, 1/15/2029, 144A	91,730
10,000	Precision Drilling Corp., 7.125%, 1/15/2026, 144A	10,175
55,000	Solaris Midstream Holdings LLC, 7.625%, 4/01/2026, 144A	57,887

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2021

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Oil Field Services — continued
$160,800	Transocean Pontus Ltd., 6.125%, 8/01/2025, 144A	$157,182
305,000	Transocean Poseidon Ltd., 6.875%, 2/01/2027, 144A	294,706
47,500	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	46,788
140,000	Transocean, Inc., 8.000%, 2/01/2027, 144A	100,800
60,000	Transocean, Inc., 11.500%, 1/30/2027, 144A	58,800
180,000	Weatherford International Ltd., 8.625%, 4/30/2030, 144A	186,867
20,000	Weatherford International Ltd., 11.000%, 12/01/2024, 144A	20,600

		1,187,186

	Packaging — 1.2%
570,000	ARD Finance S.A., 7.250% PIK or 6.500% Cash, 6/30/2027, 144A(d)	587,100
500,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.250%, 8/15/2027, 144A	503,125
75,000	Graham Packaging Co., Inc., 7.125%, 8/15/2028, 144A	77,631
80,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 9/15/2028, 144A	82,200
290,000	Mauser Packaging Solutions Holding Co., 7.250%, 4/15/2025, 144A	290,735

		1,540,791

	Pharmaceuticals — 3.9%
275,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	253,000
725,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	638,000
585,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	514,069
200,000	Cheplapharm Arzneimittel GmbH, 5.500%, 1/15/2028, 144A	202,216
175,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 6/30/2028, 144A	130,375
70,000	Endo Luxembourg Finance Co. I. S.a.r.l./Endo U.S., Inc., 6.125%, 4/01/2029, 144A	68,600
200,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	204,044
200,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	207,088
335,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/2031, 144A	349,968
107,000	Par Pharmaceutical, Inc., 7.500%, 4/01/2027, 144A	109,347
325,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	340,697
285,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	267,900
1,980,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	1,673,100

		4,958,404

	Property & Casualty Insurance — 0.7%
180,000	Acrisure LLC/Acrisure Finance, Inc., 6.000%, 8/01/2029, 144A	177,750
190,000	AmWINS Group, Inc., 4.875%, 6/30/2029, 144A	191,900
226,387	Ardonagh Midco 2 PLC, 12.750% PIK or 11.500% Cash, 1/15/2027, 144A(j)	252,125
105,000	AssuredPartners, Inc., 5.625%, 1/15/2029, 144A	102,113
125,000	BroadStreet Partners, Inc., 5.875%, 4/15/2029, 144A	122,812

		846,700

	Refining — 0.5%
55,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.000%, 4/15/2025, 144A	59,331
50,000	CVR Energy, Inc., 5.250%, 2/15/2025, 144A	48,250
395,000	Parkland Corp., 5.875%, 7/15/2027, 144A	416,725
65,000	PBF Holding Co. LLC/PBF Finance Corp., 6.000%, 2/15/2028	41,763
	Refining — continued
80,000	PBF Holding Co. LLC/PBF Finance Corp., 9.250%, 5/15/2025, 144A	76,100

		642,169

	REITs – Hotels — 0.3%
240,000	Service Properties Trust, 4.750%, 10/01/2026	233,401
135,000	Service Properties Trust, 7.500%, 9/15/2025	146,264

		379,665

	REITs – Mortgage — 0.3%
45,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	45,294
215,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	217,150
75,000	Starwood Property Trust, Inc., 3.625%, 7/15/2026, 144A	74,625

		337,069

	Restaurants — 0.6%
540,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030, 144A	530,550
100,000	Bloomin’ Brands, Inc./OSI Restaurant Partners LLC, 5.125%, 4/15/2029, 144A	101,556
90,000	Papa John’s International, Inc., 3.875%, 9/15/2029, 144A	89,550

		721,656

	Retailers — 2.4%
75,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	76,500
145,000	Asbury Automotive Group, Inc., 4.625%, 11/15/2029, 144A	147,719
83,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	84,349
90,000	Asbury Automotive Group, Inc., 5.000%, 2/15/2032, 144A	93,393
70,000	At Home Group, Inc., 4.875%, 7/15/2028, 144A	68,950
130,000	At Home Group, Inc., 7.125%, 7/15/2029, 144A	127,725
140,000	Bath & Body Works, Inc., 5.250%, 2/01/2028	154,700
75,000	Bath & Body Works, Inc., 6.625%, 10/01/2030, 144A	84,937
100,000	Bath & Body Works, Inc., 6.750%, 7/01/2036	123,500
55,000	Bath & Body Works, Inc., 6.875%, 11/01/2035	68,338
90,000	Carvana Co., 4.875%, 9/01/2029, 144A	85,725
180,000	Carvana Co., 5.500%, 4/15/2027, 144A	178,200
95,000	Carvana Co., 5.875%, 10/01/2028, 144A	95,092
35,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	34,869
50,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	50,063
90,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	96,075
85,000	Michaels Cos., Inc. (The), 7.875%, 5/01/2029, 144A	83,725
115,000	NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.125%, 4/01/2026, 144A	122,058
250,000	PetSmart, Inc./PetSmart Finance Corp., 4.750%, 2/15/2028, 144A	256,562
250,000	PetSmart, Inc./PetSmart Finance Corp., 7.750%, 2/15/2029, 144A	271,562
10,000	QVC, Inc., 4.450%, 2/15/2025	10,550
10,000	QVC, Inc., 4.850%, 4/01/2024	10,676
115,000	Rite Aid Corp., 7.500%, 7/01/2025, 144A	118,220
240,000	Sonic Automotive, Inc., 4.625%, 11/15/2029, 144A	242,280
160,000	Sonic Automotive, Inc., 4.875%, 11/15/2031, 144A	161,552
180,000	Victoria’s Secret & Co., 4.625%, 7/15/2029, 144A	183,677

		3,030,997

	Technology — 4.7%
185,000	Block, Inc., 2.750%, 6/01/2026, 144A	185,220
145,000	Camelot Finance S.A., 4.500%, 11/01/2026, 144A	150,075
215,000	Clarivate Science Holdings Corp., 4.875%, 7/01/2029, 144A	218,036

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$1,240,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	$1,159,400
86,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	86,000
520,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	510,900
75,000	Dun & Bradstreet Corp. (The), 5.000%, 12/15/2029, 144A	76,727
235,000	Elastic NV, 4.125%, 7/15/2029, 144A	232,504
360,000	Endure Digital, Inc., 6.000%, 2/15/2029, 144A	334,800
60,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	60,600
205,000	II-VI, Inc., 5.000%, 12/15/2029, 144A	209,350
465,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	481,266
95,000	LogMeIn, Inc., 5.500%, 9/01/2027, 144A	96,140
60,000	NCR Corp., 5.000%, 10/01/2028, 144A	61,800
70,000	NCR Corp., 5.250%, 10/01/2030, 144A	71,925
190,000	Nielsen Finance LLC/Nielsen Finance Co., 5.625%, 10/01/2028, 144A	196,175
180,000	Nielsen Finance LLC/Nielsen Finance Co., 5.875%, 10/01/2030, 144A	190,051
310,000	Open Text Corp., 3.875%, 12/01/2029, 144A	313,875
175,000	Pitney Bowes, Inc., 6.875%, 3/15/2027, 144A	181,737
110,000	Presidio Holdings, Inc., 4.875%, 2/01/2027, 144A	113,300
110,000	Presidio Holdings, Inc., 8.250%, 2/01/2028, 144A	117,150
90,000	Rackspace Technology Global, Inc., 5.375%, 12/01/2028, 144A	87,750
175,000	Rocket Software, Inc., 6.500%, 2/15/2029, 144A	170,730
65,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	67,925
260,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	293,800
60,000	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.625%, 11/01/2026, 144A	62,161
105,000	Xerox Holdings Corp., 5.000%, 8/15/2025, 144A	111,300
105,000	Xerox Holdings Corp., 5.500%, 8/15/2028, 144A	110,644
70,000	Ziff Davis, Inc., 4.625%, 10/15/2030, 144A	71,795

		6,023,136

	Transportation Services — 0.3%
185,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	191,937
190,000	Hertz Corp. (The), 4.625%, 12/01/2026, 144A	191,188

		383,125

	Treasuries — 1.5%
1,945,000	U.S. Treasury Note, 0.125%, 12/15/2023	1,922,663

	Wireless — 1.7%
440,000	Altice France S.A., 5.125%, 1/15/2029, 144A	429,000
200,000	Altice France S.A., 5.125%, 7/15/2029, 144A	195,090
245,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	255,045
200,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	201,700
200,000	IHS Holding Ltd., 6.250%, 11/29/2028, 144A	202,500
305,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	317,835
615,000	SoftBank Group Corp., 4.625%, 7/06/2028	597,494

		2,198,664

	Wirelines — 1.2%
200,000	Cablevision Lightpath LLC, 5.625%, 9/15/2028, 144A	197,162
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	138,461
135,000	Embarq Corp., 7.995%, 6/01/2036	151,200
210,000	Iliad Holding SASU, 6.500%, 10/15/2026, 144A	220,653
25,000	Lumen Technologies, Inc., 5.125%, 12/15/2026, 144A	26,016
150,000	Lumen Technologies, Inc., 5.375%, 6/15/2029, 144A	150,000
225,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	242,281
120,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	137,587
	Wirelines — continued
210,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.750%, 4/15/2028, 144A	208,263
100,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.750%, 8/15/2028, 144A	106,046

		1,577,669

	Total Non-Convertible Bonds (Identified Cost $107,686,169)	107,434,009

Convertible Bonds — 5.7%
	Airlines — 0.6%
80,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	74,577
500,000	Southwest Airlines Co., 1.250%, 5/01/2025	666,500

		741,077

	Cable Satellite — 1.5%
2,080,000	DISH Network Corp., 3.375%, 8/15/2026	1,968,830

	Consumer Cyclical Services — 0.3%
120,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(k)	101,700
275,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(k)	271,967
30,000	Zillow Group, Inc., 1.375%, 9/01/2026	48,206

		421,873

	Gaming — 0.1%
60,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	142,200

	Healthcare — 0.4%
610,000	Teladoc Health, Inc., 1.250%, 6/01/2027	555,481

	Leisure — 0.2%
305,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	286,621

	Media Entertainment — 0.5%
145,000	Bilibili, Inc., 0.500%, 12/01/2026, 144A	123,395
175,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(l)	156,730
380,000	Zynga, Inc., Zero Coupon, 0.456%-1.992%, 12/15/2026(k)	346,785

		626,910

	Pharmaceuticals — 1.4%
340,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	355,504
970,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	1,011,807
115,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(l)	101,131
225,000	Livongo Health, Inc., 0.875%, 6/01/2025	258,026

		1,726,468

	Technology — 0.7%
130,000	Nutanix, Inc., 0.250%, 10/01/2027, 144A	118,300
245,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	464,128
320,000	Splunk, Inc., 1.125%, 6/15/2027	298,400

		880,828

	Total Convertible Bonds (Identified Cost $7,507,084)	7,350,288

	Total Bonds and Notes (Identified Cost $115,193,253)	114,784,297

Collateralized Loan Obligations — 1.6%
295,000	AIG CLO Ltd., Series 2021-2A, Class E, 3-month LIBOR + 6.500%, 6.590%, 7/20/2034, 144A(a)	294,985
250,000	Battalion CLO XVI Ltd., Series 2019-16A, Class ER, 3-month LIBOR + 6.750%, 6.704%, 12/19/2032, 144A(a)(h)	250,000

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2021

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
$250,000	NYACK Park CLO Ltd., Series 2021-1A, Class E, 3-month LIBOR + 6.100%, 6.224%, 10/20/2034, 144A(a)	$249,956
250,000	Octagon Investment Partners 44 Ltd., Series 2019-1A, Class ER, 3-month LIBOR + 6.750%, 6.874%, 10/15/2034, 144A(a)	249,987
260,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3-month LIBOR + 6.360%, 6.490%, 4/21/2034, 144A(a)	254,667
310,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3-month LIBOR + 6.250%, 6.382%, 7/02/2035, 144A(a)	302,289
260,000	Palmer Square CLO Ltd., Series 2021-4A, Class E, 3-month LIBOR + 6.050%, 6.186%, 10/15/2034, 144A(a)	249,443
250,000	Palmer Square CLO Ltd., Series 2021-3A, Class E, 3-month LIBOR + 6.150%, 6.383%, 1/15/2035, 144A(a)	247,489

	Total Collateralized Loan Obligations (Identified Cost $2,122,374)	2,098,816

Senior Loans — 0.3%
	Airlines — 0.1%
134,661	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(a)(m)	134,845

	Chemicals — 0.1%
154,225	Lonza Group AG, USD Term Loan B, 6-month LIBOR + 4.000%, 4.750%, 7/03/2028(a)(m)	154,015

	Pharmaceuticals — 0.1%
115,420	Jazz Financing Lux S.a.r.l., USD Term Loan, 1-month LIBOR + 3.500%, 4.000%, 5/05/2028(a)(n)	115,788

	Total Senior Loans (Identified Cost $401,734)	404,648

Shares
Preferred Stocks — 1.3%
Convertible Preferred Stocks — 1.3%
	Food & Beverage — 0.1%
865	Bunge Ltd., 4.875%	109,466

	Healthcare — 0.1%
480	Boston Scientific Corp., Series A, 5.500%	55,037

	Technology — 0.1%
1,341	Clarivate PLC, Series A, 5.250%	121,843

	Wireless — 1.0%
1,252	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(f)(g)	1,305,473

	Total Convertible Preferred Stocks (Identified Cost $1,761,767)	1,591,819

	Total Preferred Stocks (Identified Cost $1,761,767)	1,591,819

Common Stocks — 0.4%
	Chemicals — 0.2%
9,445	Hexion Holdings Corp., Class B(o)	264,460

	Energy Equipment & Services — 0.0%
10,149	McDermott International Ltd.(o)	4,161

	Media — 0.1%
9,786	iHeartMedia, Inc., Class A(o)	205,898

	Oil, Gas & Consumable Fuels — 0.1%
3,650	Battalion Oil Corp.(o)	35,770
500	Whiting Petroleum Corp.(o)	32,340

		68,110

	Total Common Stocks (Identified Cost $1,085,011)	542,629

Other Investments — 0.1%
	Aircraft ABS — 0.1%
100	ECAF I Blocker Ltd.(g)(h)(i)(p) (Identified Cost $1,000,000)	87,030

Warrants — 0.0%
20,319	McDermott International Ltd., Tranche A, Expiration on 5/1/2024(h)(i)(o)	813
22,577	McDermott International Ltd., Tranche B, Expiration on 5/1/2024(h)(i)(o)	451

	Total Warrants (Identified Cost $31,517)	1,264

Exchange-Traded Funds — 0.9%
13,000	iShares® iBoxx $ High Yield Corporate Bond ETF (Identified Cost $1,141,379)	1,131,130

Principal Amount
Short-Term Investments — 3.0%
$3,795,992	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $3,795,992 on 1/03/2022 collateralized by $2,807,700 U.S. Treasury Bond, 4.25% due 11/15/2040 valued at $3,871,992 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,795,992)	3,795,992

	Total Investments — 97.7% (Identified Cost $126,533,027)	124,437,625
	Other assets less liabilities — 2.3%	2,890,294

	Net Assets — 100.0%	$127,327,919

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of December 31, 2021 is disclosed.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2021 is disclosed.
(c)	Payment-in-kind security for which the issuer, at each interest payment date, makes interest payments in additional principal.
(d)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended December 31, 2021, interest payments were made in cash.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2021, the value of these securities amounted to $1,641,625 or 1.3% of net assets. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles High Income Fund – (continued)

(g)	Illiquid security. (Unaudited)
(h)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(i)	Fair valued by the Fund’s adviser. At December 31, 2021, the value of these securities amounted to $227,251 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended December 31, 2021, interest payments were made in principal.
(k)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(m)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.75%, to which the spread is added. See Note 9 of Notes to Financial Statements.
(n)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.50%, to which the spread is added. See Note 9 of Notes to Financial Statements.
(o)	Non-income producing security.
(p)	Securities subject to restriction on resale. At December 31, 2021, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	12/20/2016	$1,000,000	$87,030	0.1%

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $79,457,714 or 62.4% of net assets.
ABS	Asset-Backed Securities
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2021

Cable Satellite	8.1%
Independent Energy	6.4
Technology	5.5
Pharmaceuticals	5.4
Healthcare	4.4
Media Entertainment	4.1
Finance Companies	4.0
Midstream	3.8
Leisure	3.5
Gaming	3.3
Metals & Mining	2.9
Wireless	2.7
Airlines	2.6
Financial Other	2.6
Food & Beverage	2.6
Automotive	2.4
Retailers	2.4
Consumer Cyclical Services	2.2
Aerospace & Defense	2.2
Lodging	2.0
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	17.1
Short-Term Investments	3.0
Collateralized Loan Obligations	1.6
Exchange-Traded Funds	0.9

Total Investments	97.7
Other assets less liabilities	2.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 97.0% of Net Assets
Municipals — 97.0%
	Alaska — 1.8%
$565,000	Alaska International Airports System Revenue, Refunding, Series C, AMT, 5.000%, 10/01/2030	$730,613

	California — 3.1%
140,000	California Municipal Finance Authority Revenue, California Institute of the Arts, 4.000%, 10/01/2034	167,127
120,000	California Municipal Finance Authority Revenue, California Institute of the Arts, 4.000%, 10/01/2033	144,123
500,000	California State, GO, Various Purpose, Refunding, 4.000%, 3/01/2037	600,085
250,000	California State, GO, Various Purpose, Refunding, 4.000%, 10/01/2033	310,168

		1,221,503

	Colorado — 5.6%
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	281,531
400,000	Denver City & County School District No. 1, GO, Prerefunded 12/01/2022@100, Series B, (State Aid Withholding), 5.000%, 12/01/2026	417,510
250,000	Denver City & County, Airport System Revenue, Series A, AMT, 5.000%, 11/15/2030	303,619
500,000	Regional Transportation District Sales Tax Revenue, Series A, 5.000%, 11/01/2028	634,250
500,000	State of Colorado, Certificate of Participation, Series A, 4.000%, 12/15/2035	604,488

		2,241,398

	Delaware — 0.7%
225,000	Delaware Municipal Electric Corp. Revenue, Beasley Power Station Project, Refunding, 5.000%, 7/01/2028	281,012

	Florida — 13.3%
500,000	Alachua County School Board, Certificate of Participation, (AGM Insured), 5.000%, 7/01/2028	626,254
340,000	Bay County School Board, Certificate of Participation, Series A, (AGM Insured), 5.000%, 7/01/2033	437,342
205,000	City of Cape Coral Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, Refunding, (AGM Insured), 3.000%, 9/01/2027	228,912
75,000	City of Cape Coral Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, Refunding, (AGM Insured), 3.000%, 9/01/2028	84,673
200,000	Clay County, Sales Surtax Revenue, 4.000%, 10/01/2039	234,262
225,000	County of Collier Special Obligation, Revenue Bonds, Series A, 4.000%, 10/01/2036	273,057
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	537,859
240,000	Greater Orlando Aviation Authority, Series A, AMT, 4.000%, 10/01/2039	278,088
500,000	Lee County Airport Revenue, Refunding, Series A, AMT, 5.000%, 10/01/2028	621,519
500,000	Miami-Dade County Aviation Revenue, Refunding, Series A, 4.000%, 10/01/2039	592,377
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	432,679
225,000	Sarasota County Utility System Revenue, Series A, 5.000%, 10/01/2027	277,317
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025	462,865
	Florida — continued
150,000	Wildwood Utility Dependent District Revenue, Senior South Sumter Utility Project, (BAM), 5.000%, 10/01/2031	196,268

		5,283,472

	Georgia — 2.7%
160,000	Municipal Electric Authority of Georgia Revenue, Plant Vogtle Units 3&4 Project, Series A, 5.000%, 1/01/2028	194,790
165,000	Municipal Electric Authority of Georgia Revenue, Plant Vogtle Units 3&4 Project, Series A, 5.000%, 1/01/2029	205,332
165,000	Municipal Electric Authority of Georgia Revenue, Plant Vogtle Units 3&4 Project, Series A, 5.000%, 1/01/2030	208,646
165,000	Municipal Electric Authority of Georgia Revenue, Plant Vogtle Units 3&4 Project, Series A, 5.000%, 1/01/2031	208,202
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	269,440

		1,086,410

	Idaho — 0.8%
250,000	Idaho Health Facilities Authority, Series A, 4.000%, 3/01/2035	302,586

	Illinois — 6.6%
540,000	Chicago Midway International Airport Revenue, Second Lien, Refunding, Series A, AMT, 5.000%, 1/01/2031	585,237
500,000	Chicago O’Hare International Airport, Series C, AMT, 5.000%, 1/01/2046	556,623
620,000	Illinois Finance Authority Revenue, Bradley University Project, Series A, 4.000%, 8/01/2036	723,687
400,000	Illinois Finance Authority, Presbyterian Homes Obligation Group, Revenue Bonds, Series A, 3.000%, 5/01/2025	428,889
300,000	State of Illinois, GO, 5.000%, 6/01/2028	349,928

		2,644,364

	Indiana — 2.2%
750,000	Indiana Finance Authority Revenue, BHI Senior Living, Series A, 4.000%, 11/15/2041	868,077

	Iowa — 0.3%
100,000	Iowa Tobacco Settlement Authority Revenue, Refunding, Series A-2, Class 1, 5.000%, 6/01/2027	121,347

	Kentucky — 1.8%
700,000	Trimble County Pollution Control, Louisville Gas & Electric Project, Revenue Bonds, Series B, AMT, 1.350%, 11/01/2027	706,931

	Louisiana — 1.3%
250,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2036	295,551
200,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2035	236,397

		531,948

	Maryland — 1.1%
360,000	Maryland Health & Higher Educational Facilities Authority, Series B2, 5.000%, 7/01/2045	430,219

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Michigan — 1.8%
$600,000	University of Michigan, Revenue Bonds, 5.000%, 4/01/2032	$705,714

	Minnesota — 1.0%
385,000	Minnesota Housing Finance Agency, Revenue Bonds, Series A, AMT, 1.350%, 1/01/2027	385,819

	Nebraska — 0.8%
250,000	Douglas County Hospital Authority No. 2, Series A, 5.000%, 11/15/2030	323,786

	Nevada — 2.6%
500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	555,204
240,000	Las Vegas Convention & Visitors Authority, Refunding, Series C, 5.000%, 7/01/2032	262,219
200,000	Washoe County School District, GO, Series A, 5.000%, 10/01/2025	232,840

		1,050,263

	New Jersey — 1.3%
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtua Health, Inc., 5.000%, 7/01/2023	283,759
270,000	New Jersey Transportation Trust Fund Authority, Capital Appreciation Transportation System, Revenue Bonds, Series A, Zero Coupon, 0.000%, 12/15/2029(a)	234,832

		518,591

	New Mexico — 2.2%
250,000	New Mexico Hospital Equipment Loan Council Revenue, 5.000%, 6/01/2029	313,846
500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031	571,554

		885,400

	New York — 4.4%
500,000	Metropolitan Transportation Authority, Series D, 4.000%, 11/15/2032	555,998
400,000	New York City, GO, Refunding, Series A1, 5.000%, 8/01/2030	525,403
200,000	New York State Dormitory Authority, Series D, 4.000%, 2/15/2038	236,406
350,000	Troy Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute Project, 4.000%, 9/01/2032	418,255

		1,736,062

	North Carolina — 1.7%
180,000	Buncombe County, Limited Obligation, Revenue, Series A, 4.000%, 6/01/2034	219,659
400,000	North Carolina Agricultural & Technical University System Revenue, Series A, 4.000%, 10/01/2045	439,117

		658,776

	North Dakota — 1.9%
250,000	City of West Fargo, GO, Refunding, Series A, 4.000%, 5/01/2026	284,254
350,000	North Dakota Building Authority, Series A, 5.000%, 12/01/2030	463,646

		747,900

	Ohio — 4.2%
500,000	American Municipal Power, Inc. Revenue, Prairie State Energy Campus Project, Series A, 4.000%, 2/15/2036	592,391
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	538,074
	Ohio — continued
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	545,719

		1,676,184

	Oregon — 0.7%
230,000	Port of Portland, Airport Revenue, Portland International Airport, Series 25-B, 5.000%, 7/01/2028	285,136

	Pennsylvania — 1.3%
270,000	Allegheny County Higher Education Building Authority, Refunding, Series A, 5.000%, 3/01/2029	304,337
150,000	Pennsylvania Turnpike Commission, Series C, 5.000%, 12/01/2031	201,612

		505,949

	Rhode Island — 1.4%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	541,031

	Tennessee — 5.3%
185,000	Greeneville Health & Educational Facilities Board, Series A, 5.000%, 7/01/2028	230,265
550,000	Memphis-Shelby County Airport Authority, Revenue Bonds, Series A, AMT, 5.000%, 7/01/2026	648,495
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Vanderbilt University Medical Center Obligated Group, Series A, 5.000%, 7/01/2030	593,341
500,000	Tennessee Energy Acquisition Corp., Commodity Project Revenue, 5.000%, 5/01/2052	642,469

		2,114,570

	Texas — 12.3%
330,000	Central Texas Regional Mobility Authority, Revenue Bonds, Series B, 5.000%, 1/01/2031	430,699
500,000	Harris County Toll Road Authority (The), 4.000%, 8/15/2038	603,392
500,000	Houston Airport System Revenue, Refunding, Series A, AMT, 4.000%, 7/01/2037	594,842
1,000,000	Houston Combined Utility System Revenue, Series A, (AGM Insured), Zero Coupon, 0.000%, 12/01/2025(a)	969,771
300,000	Lower Colorado River Authority, Refunding, 5.000%, 5/15/2030	380,957
500,000	New Braunfels Utility System Revenue, 5.000%, 7/01/2029	621,743
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	431,656
250,000	Texas City Independent School District, GO, (PSF-GTD), 4.000%, 8/15/2034	292,311
500,000	Texas Public Finance Authority, Refunding, 4.000%, 2/01/2034	593,426

		4,918,797

	Utah — 4.9%
500,000	Utah County Hospital Revenue, IHC Health Services, Inc., Series A, 4.000%, 5/15/2043	587,895
500,000	Utah Infrastructure Agency, Telecommunication Revenue, 4.000%, 10/15/2033	587,227
250,000	Utah Infrastructure Agency, Telecommunication Revenue, 4.000%, 10/15/2036	291,098
180,000	Utah Transit Authority Sales Tax Revenue, Series A, Prerefunded 06/15/2025@100, 5.000%, 6/15/2038	208,027
250,000	Weber Basin Water Conservancy District, Revenue Bonds, Series A, 4.000%, 4/01/2040	294,294

		1,968,541

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Washington — 5.2%
$500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032	$565,164
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	529,900
360,000	Port of Seattle Revenue, Intermediate Lien Private Activity, Refunding, AMT, 5.000%, 8/01/2027	437,428
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	553,418

		2,085,910

	Wisconsin — 1.9%
500,000	Public Finance Authority Solid Waste Disposal Revenue, Waste Management, Inc., Series 2016-A, AMT, 1.100%, 7/01/2029	502,797
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	253,613

		756,410

	Wyoming — 0.8%
275,000	Laramie County, Cheyenne Regional Medical Center Project, Hospital Revenue, Refunding, 4.000%, 5/01/2033	332,832

	Total Bonds and Notes (Identified Cost $37,441,391)	38,647,551

Short-Term Investments — 1.4%
544,426	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $544,426 on 1/03/2022 collateralized by $399,000 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $555,327 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $544,426)	544,426

	Total Investments — 98.4% (Identified Cost $37,985,817)	39,191,977
	Other assets less liabilities — 1.6%	640,546

	Net Assets — 100.0%	$39,832,523

(†)	See Note 2 of Notes to Financial Statements.
(a)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
GO	General Obligation
PSF-GTD	Permanent School Fund Guarantee Program

Industry Summary at December 31, 2021

Airports	16.6%
Hospitals	13.8
Higher Education	8.6
Water and Sewer	6.7
Electric Public Power	6.0
City	4.7
Appropriation	4.0
School District	3.7
Continuing Care Retirement Center	3.3
State	3.2
Toll Roads, Bridges & Tunnels	3.1
Government Lease	3.0
Sales Tax	2.7
Education Lease	2.7
Combined Utilities	2.3
Other	2.2
Other Investments, less than 2% each	10.4
Short-Term Investments	1.4

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 95.0% of Net Assets
Non-Convertible Bonds — 93.5%
	ABS Car Loan — 7.2%
$3,607,948	Ally Auto Receivables Trust, Series 2019-1, Class A3, 2.910%, 9/15/2023	$3,628,514
7,865,000	American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.890%, 9/12/2025, 144A	7,991,389
1,965,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024	2,020,309
10,515,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	10,887,052
25,880,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.620%, 3/18/2025	26,661,273
12,340,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.990%, 6/18/2025	12,646,951
1,395,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class D, 2.130%, 3/18/2026	1,408,924
11,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class D, 3.040%, 3/20/2025, 144A	10,964,899
1,940,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	2,031,685
8,910,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	9,007,850
7,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class D, 4.080%, 2/20/2028, 144A	7,492,522
3,650,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.910%, 1/15/2025	3,719,922
13,585,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025(a)(b)	13,986,547
5,811,000	CarMax Auto Owner Trust, Series 2019-2, Class D, 3.410%, 10/15/2025	5,984,627
2,315,000	CarMax Auto Owner Trust, Series 2019-3, Class D, 2.850%, 1/15/2026	2,366,977
4,625,000	CarMax Auto Owner Trust, Series 2020-1, Class D, 2.640%, 7/15/2026	4,716,131
2,550,000	CarMax Auto Owner Trust, Series 2021-3, Class D, 1.500%, 1/18/2028	2,504,541
23,320,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A	23,666,542
2,525,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.730%, 11/15/2029, 144A	2,575,351
275,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A	277,417
6,555,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	6,716,818
16,395,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	16,756,628
3,700,000	Drive Auto Receivables Trust, Series 2019-2, Class D, 3.690%, 8/17/2026	3,782,363
10,760,000	DT Auto Owner Trust, Series 2019-1A, Class D, 3.870%, 11/15/2024, 144A	10,946,599
3,950,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	4,037,046
3,400,000	DT Auto Owner Trust, Series 2019-3A, Class D, 2.960%, 4/15/2025, 144A	3,471,085
7,410,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, 11/16/2026	7,317,788
3,790,000	First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.550%, 4/15/2025, 144A	3,868,569
4,610,000	Flagship Credit Auto Trust, Series 2019-3, Class D, 2.860%, 12/15/2025, 144A	4,707,864
28,862,212	Ford Credit Auto Owner Trust, Series 2020-B, Class A3, 0.560%, 10/15/2024(c)	28,853,178
	ABS Car Loan — continued
$15,340,000	Ford Credit Auto Owner Trust, Series 2020-C, Class A3, 0.410%, 7/15/2025	$15,266,707
27,290,000	Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.300%, 8/15/2025	27,109,335
8,555,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A	8,735,886
2,546,518	GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.970%, 11/16/2023	2,557,549
4,007,837	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	4,037,451
10,120,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3, 0.350%, 10/16/2025	10,055,497
21,335,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A3, 0.510%, 4/16/2026	21,187,599
1,400,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class C, 1.480%, 8/15/2025, 144A	1,405,138
1,375,651	Honda Auto Receivables Owner Trust, Series 2019-1, Class A3, 2.830%, 3/20/2023	1,385,055
16,245,000	Honda Auto Receivables Owner Trust, Series 2021-1, Class A3, 0.270%, 4/21/2025	16,158,003
2,211,550	JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.174%, 9/25/2028, 144A	2,203,474
4,333,180	Nissan Auto Receivables Owner Trust, Series 2019-C, Class A3, 1.930%, 7/15/2024	4,368,214
16,639,104	Nissan Auto Receivables Owner Trust, Series 2020-B, Class A3, 0.550%, 7/15/2024	16,647,290
4,350,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028, 144A	4,440,684
27,665,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.650%, 4/15/2025	28,054,493
6,995,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	7,131,939
8,455,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.680%, 10/15/2025	8,566,436
12,815,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028	13,620,728
2,900,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026	2,941,734
4,643,395	Toyota Auto Receivables Owner Trust, Series 2021-A, Class A2, 0.160%, 7/17/2023	4,641,589
15,495,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class D, 3.670%, 3/15/2024, 144A	15,663,900

		461,176,062

	ABS Credit Card — 0.6%
8,000,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	8,042,663
3,460,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	3,471,875
11,730,000	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.840%, 12/15/2024	11,763,065
6,355,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	6,349,096
5,000,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class C, 4.210%, 3/20/2026, 144A	5,027,476
1,525,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.240%, 9/15/2026, 144A	1,517,104

		36,171,279

	ABS Home Equity — 5.2%
15,451,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	16,562,154
1,250,000	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class B2, 4.750%, 1/28/2055, 144A(d)	1,265,977

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$1,993,215	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 0.855%, 11/16/2066, 144A(e)	$1,998,922
10,390,000	CAFL Issuer LLC, Series 2021-RTL1, Class A1, 2.239%, 3/28/2029, 144A(d)	10,288,209
1,645,809	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(d)	1,646,787
4,617,212	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.500%, 1/25/2066, 144A(d)	4,754,341
2,434,000	CoreVest American Finance Trust, Series 2019-1, Class D, 4.818%, 3/15/2052, 144A	2,650,199
4,171,990	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	4,262,024
2,929,000	CoreVest American Finance Trust, Series 2019-3, Class B, 3.163%, 10/15/2052, 144A	3,040,442
1,259,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.712%, 5/15/2052, 144A(d)	1,400,774
1,870,000	CoreVest American Finance Trust, Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	1,864,992
3,719,156	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(d)	3,731,223
6,265,995	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060, 144A(d)	6,213,378
1,515,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,510,202
11,696,000	FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.968%, 10/19/2037, 144A	11,388,608
3,083,000	FirstKey Homes Trust, Series 2020-SRF1, Class D, 2.241%, 8/17/2037, 144A	3,045,161
5,523,734	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(d)	5,603,186
224,607	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 0.628%, 8/25/2060, 144A(e)	224,723
2,588,365	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/2039, 144A	2,621,024
2,469,413	Home Partners of America Trust, Series 2019-2, Class D, 3.121%, 10/19/2039, 144A	2,393,741
1,104,863	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	1,078,111
10,743,691	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	10,435,627
5,361,852	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	5,209,712
2,304,638	Invitation Homes Trust, Series 2018-SFR2, Class B, 1-month LIBOR + 1.080%, 1.190%, 6/17/2037, 144A(e)	2,301,834
282,713	Invitation Homes Trust, Series 2018-SFR3, Class B, 1-month LIBOR + 1.150%, 1.259%, 7/17/2037, 144A(e)	282,308
7,020,000	Lanark Master Issuer PLC, Series 2019-2A, Class 1A, 2.710%, 12/22/2069, 144A(d)	7,086,964
895,000	Lanark Master Issuer PLC, Series 2020-1A, Class 1A, 2.277%, 12/22/2069, 144A(d)	904,574
263,869	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.750%, 1/25/2059, 144A(d)	264,129
2,947,663	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(d)	2,957,599
6,070,694	Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, 5/25/2059, 144A(d)	6,073,943
9,312,732	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(d)	9,339,257
6,625,013	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(d)	6,644,934
1,739,555	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(d)	1,758,629
	ABS Home Equity — continued
$2,419,106	Legacy Mortgage Asset Trust, Series 2021-GS4, Class A1, 1.650%, 11/25/2060, 144A(d)	$2,389,631
1,467,786	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.750%, 5/25/2058, 144A(d)	1,531,215
3,141,426	Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.250%, 10/25/2069, 144A(d)	3,201,886
2,744,944	Mill City Mortgage Loan Trust, Series 2019-1, Class M1, 3.500%, 10/25/2069, 144A(d)	2,859,703
7,224,017	Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.750%, 7/25/2059, 144A(d)	7,339,152
4,563,228	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072%, 12/26/2059, 144A(d)	4,564,922
2,830,000	Progress Residential Trust, Series 2019-SFR1, Class D, 4.168%, 8/17/2035, 144A	2,831,261
4,732,000	Progress Residential Trust, Series 2019-SFR2, Class D, 3.794%, 5/17/2036, 144A	4,731,766
1,690,000	Progress Residential Trust, Series 2019-SFR2, Class E, 4.142%, 5/17/2036, 144A	1,689,765
3,860,000	Progress Residential Trust, Series 2019-SFR4, Class D, 3.136%, 10/17/2036, 144A	3,888,599
155,000	Progress Residential Trust, Series 2020-SFR2, Class C, 3.077%, 6/17/2037, 144A	155,418
295,000	Progress Residential Trust, Series 2020-SFR3, Class B, 1.495%, 10/17/2027, 144A	288,609
1,818,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	1,778,907
5,780,000	Progress Residential Trust, Series 2021-SFR2, Class E1, 2.547%, 4/19/2038, 144A	5,663,060
2,420,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	2,381,309
2,015,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	1,978,851
3,575,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	3,508,890
1,795,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	1,761,135
1,400,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040, 144A	1,348,529
960,000	Progress Residential Trust, Series 2021-SFR9, Class E2, 3.010%, 11/17/2040, 144A	930,617
5,127,716	PRPM LLC, Series 2020-4, Class A1, 2.951%, 10/25/2025, 144A(d)	5,114,856
8,448,361	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(d)	8,395,394
7,002,659	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026, 144A(d)	6,963,886
317,244	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(d)	314,318
7,622,855	PRPM LLC, Series 2021-8, Class A1, 1.743%, 9/25/2026, 144A(d)	7,530,427
616,035	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047, 144A(d)	622,139
775,605	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049, 144A(d)	783,195
4,930,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057, 144A(d)	5,075,136
6,390,000	Towd Point Mortgage Trust, Series 2017-5, Class M2, 1-month LIBOR + 1.500%, 1.592%, 2/25/2057, 144A(e)	6,479,954
1,775,000	Towd Point Mortgage Trust, Series 2018-4, Class A2, 3.000%, 6/25/2058, 144A(d)	1,837,543
1,943,340	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(d)	1,994,327

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$17,610,000	Towd Point Mortgage Trust, Series 2019-2, Class M1, 3.750%, 12/25/2058, 144A(d)	$18,257,199
6,540,219	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(d)	6,666,048
3,325,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(d)	3,444,773
3,950,000	Tricon American Homes, Series 2020-SFR1, Class D, 2.548%, 7/17/2038, 144A	3,859,628
2,575,000	Tricon American Homes Trust, Series 2019-SFR1, Class D, 3.198%, 3/17/2038, 144A	2,608,163
15,496,562	VCAT Asset Securitization LLC, Series 2021-NPL6, Class A1, 1.917%, 9/25/2051, 144A(d)	15,231,247
2,108,446	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(d)	2,105,078
9,843,706	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(d)	9,713,208
2,904,208	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(d)	2,885,329
7,726,137	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(d)	7,664,523
6,933,963	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(d)	6,896,881
4,980,796	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(d)	4,957,430
10,044,486	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(d)	9,984,297

		335,011,892

	ABS Other — 3.1%
6,872,846	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	6,683,190
4,685,776	Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036, 144A	4,600,508
7,820,313	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220%, 9/25/2045, 144A	7,789,281
7,394,542	CLI Funding VI LLC, Series 2020-3A, Class A, 2.070%, 10/18/2045, 144A	7,339,153
5,446,273	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	5,317,910
940,000	Dell Equipment Finance Trust, Series 2020-2, Class C, 1.370%, 1/22/2024, 144A	941,191
945,000	Dell Equipment Finance Trust, Series 2020-2, Class D, 1.920%, 3/23/2026, 144A	952,450
2,645,753	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039, 144A	2,591,840
1,975,000	HPEFS Equipment Trust, Series 2019-1A, Class C, 2.490%, 9/20/2029, 144A	1,989,502
3,645,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A	3,690,586
1,980,000	HPEFS Equipment Trust, Series 2020-2A, Class C, 2.000%, 7/22/2030, 144A	1,999,788
2,795,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	2,757,500
7,333,108	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	7,164,938
9,376,819	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046, 144A	9,441,219
11,080,460	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	10,851,133
3,313,476	MAPS Ltd., Series 2019-1A, Class A, 4.458%, 3/15/2044, 144A	3,256,032
137,913	Marlette Funding Trust, Series 2019-4A, Class A, 2.390%, 12/17/2029, 144A	138,106
	ABS Other — continued
$1,919,596	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(d)	$1,740,843
662,500	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	676,601
411,329	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	414,254
13,618,698	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046, 144A(d)	13,566,800
8,040,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	8,051,503
4,675,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A	4,781,239
6,585,000	OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035, 144A	6,541,923
14,033,537	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	13,660,964
530,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030, 144A	520,414
1,273,948	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.790%, 11/20/2037, 144A	1,257,647
540,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day Auction Rate Security, 3.603%, 9/15/2032(e)	539,802
900,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day Auction Rate Security, 3.610%, 9/15/2032(e)	899,670
887,065	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A	892,232
3,244,849	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A	3,276,410
10,455,486	SoFi Consumer Loan Program Trust, Series 2019-1, Class C, 3.730%, 2/25/2028, 144A	10,543,719
6,805,000	SoFi Consumer Loan Program Trust, Series 2019-2, Class C, 3.460%, 4/25/2028, 144A	6,878,582
12,755,000	SoFi Consumer Loan Program Trust, Series 2019-3, Class C, 3.350%, 5/25/2028, 144A	12,902,063
7,370,000	SoFi Consumer Loan Program Trust, Series 2019-4, Class C, 2.840%, 8/25/2028, 144A	7,486,011
6,010,667	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A	5,843,361
6,335,496	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	6,136,226
12,709,594	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.860%, 3/20/2046, 144A	12,443,130

		196,557,721

	ABS Student Loan — 0.9%
745,000	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	741,524
3,837,474	Commonbond Student Loan Trust, Series 2020-1, Class A, 1.690%, 10/25/2051, 144A	3,824,028
2,670,439	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, 11/25/2045, 144A	2,641,045
4,303,306	ELFI Graduate Loan Program LLC, Series 2019-A, Class A, 2.540%, 3/25/2044, 144A	4,344,868
6,901,700	Laurel Road Prime Student Loan Trust, Series 2020-A, Class A2FX, 1.400%, 11/25/2050, 144A	6,876,597
1,277,627	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	1,272,485
4,505,731	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069, 144A	4,448,805
560,000	Navient Private Education Refi Loan Trust, Series 2021-A, Class B, 2.240%, 5/15/2069, 144A	554,982
2,105,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069, 144A	2,048,145

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Student Loan — continued
$4,790,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	$4,699,552
467,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day Auction Rate Security, 3.604%, 6/15/2032(e)	466,608
357,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day Auction Rate Security, 3.608%, 6/15/2032(e)	356,700
707,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day Auction Rate Security, 3.609%, 3/15/2033(e)	706,613
478,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day Auction Rate Security, 3.609%, 3/15/2033(e)	477,738
2,500,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	2,568,853
565,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	605,821
1,525,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	1,597,398
7,627,387	SMB Private Education Loan Trust, Series 2019-A, Class A2A, 3.440%, 7/15/2036, 144A	7,874,640
12,555,711	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.840%, 6/15/2037, 144A	12,868,968
1,038,175	SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.230%, 9/15/2037, 144A	1,049,995

		60,025,365

	ABS Whole Business — 1.2%
9,605,747	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	9,905,053
3,595,000	Adams Outdoor Advertising LP, Series 2018-1, Class B, 5.653%, 11/15/2048, 144A	3,716,903
7,132,818	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	7,634,083
2,874,988	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	3,008,571
5,151,670	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	5,418,233
4,042,988	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	4,255,265
15,392,650	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	15,457,438
1,655,220	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	1,701,240
17,227,650	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	17,849,240
2,472,000	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	2,566,411
2,019,850	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841%, 12/05/2050, 144A	2,016,727

		73,529,164

	Aerospace & Defense — 2.4%
13,620,000	BAE Systems PLC, 3.400%, 4/15/2030, 144A	14,537,417
29,500,000	Boeing Co. (The), 2.196%, 2/04/2026	29,492,969
3,780,000	Boeing Co. (The), 2.250%, 6/15/2026	3,785,420
4,874,000	Boeing Co. (The), 2.950%, 2/01/2030	4,965,750
655,000	Boeing Co. (The), 3.100%, 5/01/2026	682,491
3,225,000	Boeing Co. (The), 3.200%, 3/01/2029	3,319,114
9,088,000	Boeing Co. (The), 3.375%, 6/15/2046	8,758,742
3,564,000	Boeing Co. (The), 3.625%, 3/01/2048	3,529,359
14,352,000	Boeing Co. (The), 3.750%, 2/01/2050	14,871,686
1,932,000	Boeing Co. (The), 3.825%, 3/01/2059	1,940,269
2,501,000	Boeing Co. (The), 3.850%, 11/01/2048	2,595,755
4,740,000	Boeing Co. (The), 5.150%, 5/01/2030	5,522,579
4,875,000	Boeing Co. (The), 5.805%, 5/01/2050	6,601,364
	Aerospace & Defense — continued
$4,465,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	$4,615,694
4,350,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	4,529,437
6,885,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	7,281,377
4,245,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	4,728,109
650,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	847,574
1,335,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	1,338,337
29,075,000	Textron, Inc., 3.000%, 6/01/2030	30,003,712

		153,947,155

	Airlines — 0.9%
1,662,407	American Airlines Pass Through Trust, Series 2015-2, Class B, 4.400%, 3/22/2025	1,621,179
5,946,696	American Airlines Pass Through Trust, Series 2016-1, Class B, 5.250%, 7/15/2025	5,880,272
11,953,074	American Airlines Pass Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	11,366,963
1,325,255	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	1,253,201
5,143,073	American Airlines Pass Through Trust, Series 2017-2, Class A, 3.600%, 4/15/2031	5,001,467
2,881,086	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	2,778,228
17,991,899	American Airlines Pass Through Trust, Series 2019-1, Class B, 3.850%, 8/15/2029	16,998,387
5,755,933	British Airways Pass Through Trust, Series 2019-1, Class A, 3.350%, 12/15/2030, 144A	5,697,453
2,442,941	United Airlines Pass Through Trust, Series 2018-1, Class A, 3.700%, 9/01/2031	2,470,851
1,030,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	1,074,017
1,540,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	1,588,125

		55,730,143

	Automotive — 2.4%
25,580,000	American Honda Finance Corp., MTN, 0.550%, 7/12/2024	25,244,749
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,443,250
29,435,000	Ford Motor Co., 3.250%, 2/12/2032	30,141,440
2,360,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/2031	2,484,337
9,966,000	General Motors Co., 5.200%, 4/01/2045	12,330,464
27,915,000	General Motors Co., 5.400%, 4/01/2048	35,613,098
205,000	General Motors Co., 5.950%, 4/01/2049	280,600
9,600,000	General Motors Co., 6.250%, 10/02/2043	13,137,022
24,360,000	Volkswagen Group of America Finance LLC, 0.875%, 11/22/2023, 144A	24,197,298
2,895,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A	3,045,825

		152,918,083

	Banking — 9.7%
5,125,000	Ally Financial, Inc., 2.200%, 11/02/2028	5,090,795
300,000	Ally Financial, Inc., 3.875%, 5/21/2024	316,150
39,613,000	Ally Financial, Inc., 4.625%, 3/30/2025	43,032,044
2,835,000	Ally Financial, Inc., 5.750%, 11/20/2025	3,197,397
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,017,607
10,155,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	11,081,745
5,800,000	Banco Santander S.A., 2.749%, 12/03/2030	5,675,660
49,304,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	52,640,143
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	110,340
25,627,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	28,039,602
24,260,000	Barclays PLC, (fixed rate to 11/24/2026, variable rate thereafter), 2.279%, 11/24/2027	24,303,252

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$4,287,000	Barclays PLC, (fixed rate to 6/20/2029, variable rate thereafter), 5.088%, 6/20/2030	$4,862,883
18,255,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	18,695,565
3,335,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	3,306,653
22,500,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	24,404,915
460,000	Capital One Financial Corp., 4.200%, 10/29/2025	501,060
1,230,000	Citigroup, Inc., 4.125%, 7/25/2028	1,349,810
7,155,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	7,633,598
15,615,000	Credit Suisse AG, 0.495%, 2/02/2024	15,426,995
14,200,000	Danske Bank A/S, 5.375%, 1/12/2024, 144A	15,285,712
3,390,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A	3,522,132
4,690,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	4,794,680
2,640,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,852,436
2,175,000	Deutsche Bank AG, (fixed rate to 5/28/2031, variable rate thereafter), 3.035%, 5/28/2032	2,191,612
9,260,000	Deutsche Bank AG, (fixed rate to 9/18/2023, variable rate thereafter), 2.222%, 9/18/2024	9,379,109
6,235,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	6,562,100
19,755,000	Deutsche Bank AG, Series E, 0.962%, 11/08/2023	19,719,832
23,870,000	Goldman Sachs Group, Inc. (The), Series FXD, 0.481%, 1/27/2023	23,809,327
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	77,478,199
28,715,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031	33,229,242
12,025,000	JPMorgan Chase & Co., (fixed rate to 4/22/2026, variable rate thereafter), 1.578%, 4/22/2027	11,883,271
100,000	KeyBank NA, 6.950%, 2/01/2028	125,807
30,210,000	Morgan Stanley, (fixed rate to 1/25/2023, variable rate thereafter), MTN, 0.529%, 1/25/2024	30,106,157
1,845,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	2,039,348
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	21,554,447
25,560,000	Nationwide Building Society, 0.550%, 1/22/2024, 144A	25,231,298
15,160,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	15,823,366
20,295,000	Societe Generale S.A., 4.250%, 4/14/2025, 144A	21,557,755
11,950,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	12,309,027
16,790,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	16,567,189
7,090,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A	8,022,007
3,865,000	Synchrony Financial, 4.375%, 3/19/2024	4,077,674

		619,807,941

	Brokerage — 0.8%
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	25,846,429
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	10,672,524
13,940,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	13,651,928

		50,170,881

	Building Materials — 1.5%
33,030,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	32,908,780
16,180,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	17,373,275
5,955,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	6,379,294
3,285,000	Ferguson Finance PLC, 3.250%, 6/02/2030, 144A	3,452,831
	Building Materials — continued
$23,975,000	Owens Corning, 7.000%, 12/01/2036	$33,854,055
2,655,000	Vulcan Materials Co., 3.500%, 6/01/2030	2,867,669

		96,835,904

	Cable Satellite — 2.4%
9,425,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	9,525,471
1,905,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	1,874,191
2,826,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	2,891,535
315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032	324,056
550,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	593,524
25,020,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	24,103,759
13,450,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.400%, 12/01/2061	13,914,121
30,810,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	34,495,925
6,695,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.750%, 4/01/2048	8,349,057
15,510,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	14,676,338
900,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	867,375
1,035,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	1,031,119
930,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	995,100
2,416,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	2,511,045
200,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	215,500
17,891,000	Time Warner Cable LLC, 4.500%, 9/15/2042	19,504,984
15,815,000	Time Warner Cable LLC, 5.500%, 9/01/2041	19,174,282
1,421,000	Ziggo BV, 5.500%, 1/15/2027, 144A	1,460,078

		156,507,460

	Chemicals — 1.2%
4,330,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	4,319,175
9,180,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	9,762,930
6,060,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	6,984,150
27,205,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	30,323,325
3,740,000	FMC Corp., 3.450%, 10/01/2029	3,982,226
2,075,000	FMC Corp., 4.500%, 10/01/2049	2,492,241
8,145,000	LYB International Finance III LLC, 4.200%, 10/15/2049	9,407,353
12,285,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	12,088,931

		79,360,331

	Consumer Cyclical Services — 1.3%
16,000,000	Booking Holdings, Inc., 4.625%, 4/13/2030	18,699,485
5,765,000	Expedia Group, Inc., 2.950%, 3/15/2031	5,756,814
30,201,000	Expedia Group, Inc., 3.250%, 2/15/2030	30,820,139
4,928,000	Expedia Group, Inc., 3.800%, 2/15/2028	5,268,766
3,970,000	Expedia Group, Inc., 4.625%, 8/01/2027	4,420,870
1,025,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	1,043,799
8,430,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	9,049,605
5,015,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,457,799

		80,517,277

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Products — 0.3%
$7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	$9,242,908
4,580,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	4,526,002
6,970,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	6,839,312

		20,608,222

	Diversified Manufacturing — 0.3%
4,925,000	Carrier Global Corp., 2.722%, 2/15/2030	5,029,612
7,675,000	GE Capital Funding LLC, 4.550%, 5/15/2032	9,078,347
1,869,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	2,230,390

		16,338,349

	Electric — 2.1%
7,435,000	AES Corp. (The), 2.450%, 1/15/2031	7,243,962
3,695,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	3,936,653
15,380,894	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	17,684,156
14,855,000	Calpine Corp., 3.750%, 3/01/2031, 144A	14,316,506
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	17,302,589
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	12,818,776
2,355,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030	2,584,522
9,641,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	10,487,751
1,435,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	1,537,437
4,437,000	NRG Energy, Inc., 5.750%, 1/15/2028	4,690,397
6,185,000	Pacific Gas & Electric Co., 3.250%, 6/01/2031	6,205,429
8,915,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	8,258,524
10,400,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	10,514,515
1,250,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	1,361,320
2,970,000	Southern California Edison Co., 3.650%, 2/01/2050	3,142,667
850,000	Southern California Edison Co., 4.000%, 4/01/2047	937,222
1,060,000	Southern California Edison Co., Series C, 4.125%, 3/01/2048	1,189,046
10,835,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	11,234,935

		135,446,407

	Finance Companies — 4.2%
7,910,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	8,021,814
9,900,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	10,085,840
860,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027	906,286
23,900,000	Air Lease Corp., 3.125%, 12/01/2030	24,386,902
2,235,000	Air Lease Corp., 3.250%, 10/01/2029	2,282,995
10,270,000	Air Lease Corp., 3.375%, 7/01/2025	10,715,924
345,000	Air Lease Corp., 4.625%, 10/01/2028	380,532
8,426,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	8,409,976
12,430,000	Aircastle Ltd., 4.125%, 5/01/2024	12,978,165
8,070,000	Aircastle Ltd., 4.400%, 9/25/2023	8,455,570
8,160,000	Aircastle Ltd., 5.000%, 4/01/2023	8,517,577
6,700,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	7,120,322
16,920,000	Ares Capital Corp., 2.875%, 6/15/2028	16,844,917
16,355,000	Ares Capital Corp., 3.200%, 11/15/2031	16,079,944
3,865,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	3,769,831
7,510,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A	8,216,600
8,255,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	8,164,455
10,640,000	FS KKR Capital Corp., 3.125%, 10/12/2028	10,585,934
3,425,000	Navient Corp., 5.000%, 3/15/2027	3,493,020
50,000	Navient Corp., 5.875%, 10/25/2024	53,312
145,000	Navient Corp., 6.750%, 6/15/2026	160,276
222,000	Navient Corp., 7.250%, 9/25/2023	239,343
20,000	Navient Corp., MTN, 6.125%, 3/25/2024	21,325
7,855,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	7,794,160
	Finance Companies — continued
$12,150,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	$11,883,666
12,290,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	12,063,604
13,705,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	13,602,212
17,825,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	18,092,375
25,002,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	25,324,026
7,445,000	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.625%, 3/01/2029	7,472,919

		266,123,822

	Financial Other — 0.8%
27,825,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	27,082,780
2,310,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025	2,229,150
720,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024	711,331
6,220,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	5,289,101
1,110,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	1,082,250
6,065,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031	3,456,443
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030	236,768
3,495,000	Shimao Group Holdings Ltd., 4.750%, 7/03/2022	2,513,499
4,345,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027	2,629,985
3,780,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026	2,358,493
1,265,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024	811,131
5,120,000	Times China Holdings Ltd., 5.750%, 1/14/2027	3,457,997
1,835,000	Times China Holdings Ltd., 6.200%, 3/22/2026	1,251,360
1,415,000	Times China Holdings Ltd., 6.750%, 7/08/2025	963,700

		54,073,988

	Food & Beverage — 1.9%
2,040,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	2,578,427
14,470,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	17,838,879
6,002,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 4/15/2048	7,339,483
15,285,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	15,981,996
4,910,000	JBS USA LUX S.A./JBS USA Finance, Inc., 6.750%, 2/15/2028, 144A	5,296,712
3,625,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	3,679,375
10,660,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	11,592,750
26,540,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	31,147,079
6,470,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	6,785,477
13,590,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	13,780,668
2,065,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	2,168,250
1,920,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	1,912,131

		120,101,227

	Gaming — 0.3%
14,625,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	14,258,490
4,880,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	4,906,303

		19,164,793

	Government Owned – No Guarantee — 0.8%
8,755,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	8,579,458
4,000,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050, 144A	3,430,840
11,710,000	Indian Railway Finance Corp. Ltd., 2.800%, 2/10/2031, 144A	11,394,884

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Government Owned – No Guarantee — continued
$20,145,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A	$19,596,694
2,185,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029	1,966,784
4,210,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	3,770,602

		48,739,262

	Health Insurance — 0.4%
19,320,000	Centene Corp., 2.500%, 3/01/2031	18,808,310
4,145,000	Centene Corp., 2.625%, 8/01/2031	4,062,100
2,520,000	Centene Corp., 3.000%, 10/15/2030	2,561,605
565,000	Centene Corp., 4.625%, 12/15/2029	609,330

		26,041,345

	Healthcare — 1.5%
19,420,000	Cigna Corp., 4.375%, 10/15/2028	22,070,843
1,261,000	Cigna Corp., 7.875%, 5/15/2027	1,630,037
7,210,000	CVS Health Corp., 3.250%, 8/15/2029	7,687,267
685,000	Encompass Health Corp., 4.750%, 2/01/2030	705,550
2,671,000	HCA, Inc., 3.500%, 9/01/2030	2,822,913
8,810,000	HCA, Inc., 4.125%, 6/15/2029	9,694,315
16,050,000	HCA, Inc., 4.500%, 2/15/2027	17,680,754
25,000,000	HCA, Inc., 5.250%, 6/15/2049	32,108,003

		94,399,682

	Home Construction — 0.5%
2,450,000	Lennar Corp., 4.750%, 11/29/2027	2,772,617
560,000	Lennar Corp., 4.875%, 12/15/2023	593,689
55,000	Lennar Corp., 5.000%, 6/15/2027	62,196
1,550,000	Logan Group Co. Ltd., 4.250%, 7/12/2025	1,412,577
3,445,000	Logan Group Co. Ltd., 4.850%, 12/14/2026	3,117,553
12,384,000	MDC Holdings, Inc., 6.000%, 1/15/2043	15,666,181
6,130,000	Meritage Homes Corp., 3.875%, 4/15/2029, 144A	6,436,500

		30,061,313

	Independent Energy — 2.4%
3,195,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	3,311,069
9,925,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	10,509,480
16,455,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	17,792,120
3,140,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	3,071,721
9,310,000	Continental Resources, Inc., 3.800%, 6/01/2024	9,714,659
10,472,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	12,332,037
4,685,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	4,828,594
6,910,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	6,806,350
9,035,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	8,854,300
925,000	EQT Corp., 3.125%, 5/15/2026, 144A	949,540
9,675,000	EQT Corp., 3.625%, 5/15/2031, 144A	10,037,813
2,785,000	EQT Corp., 3.900%, 10/01/2027	2,986,968
1,970,000	EQT Corp., 5.000%, 1/15/2029	2,181,775
10,475,000	Hess Corp., 4.300%, 4/01/2027	11,407,820
4,675,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	4,951,433
10,085,000	Lundin Energy Finance BV, 2.000%, 7/15/2026, 144A	10,014,331
7,360,000	Lundin Energy Finance BV, 3.100%, 7/15/2031, 144A	7,412,470
3,560,000	Occidental Petroleum Corp., 4.100%, 2/15/2047	3,488,800
4,130,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	4,130,000
285,000	Occidental Petroleum Corp., 4.400%, 8/15/2049	288,563
570,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	586,906
675,000	Occidental Petroleum Corp., 4.625%, 6/15/2045	702,000
6,090,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	6,779,997
8,173,000	Ovintiv, Inc., 6.500%, 8/15/2034	10,515,940
444,000	Ovintiv, Inc., 7.375%, 11/01/2031	578,759
1,750,000	Southwestern Energy Co., 4.750%, 2/01/2032	1,842,934

		156,076,379

	Leisure — 0.1%
$1,985,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	$1,976,206
2,750,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	2,781,790

		4,757,996

	Life Insurance — 3.3%
11,800,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	11,582,507
21,550,000	Athene Global Funding, 2.550%, 11/19/2030, 144A	21,184,996
7,385,000	Athene Holding Ltd., 3.500%, 1/15/2031	7,808,936
8,255,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	9,482,023
19,600,000	Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/01/2025, 144A	21,884,822
30,030,000	Metropolitan Life Global Funding I, 3.375%, 1/11/2022, 144A	30,047,882
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	12,176,449
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(a)(b)	43,167,903
23,335,000	New York Life Global Funding, 0.850%, 1/15/2026, 144A	22,776,739
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(a)(b)	8,627,410
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,748,678
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	21,220,991

		213,709,336

	Local Authorities — 0.2%
14,455,000	Province of Quebec Canada, 0.600%, 7/23/2025	14,125,299

	Lodging — 0.3%
1,795,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	2,019,277
3,525,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	3,514,214
975,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	981,357
7,435,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	7,498,086
1,610,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	1,618,050
205,000	Travel & Leisure Co., 6.000%, 4/01/2027	222,788
235,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	260,578

		16,114,350

	Media Entertainment — 1.0%
2,610,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,646,853
3,925,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	4,082,392
2,080,000	Netflix, Inc., 4.875%, 4/15/2028	2,371,200
17,490,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	20,397,712
1,745,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	2,072,188
2,375,000	Netflix, Inc., 5.875%, 11/15/2028	2,855,938
2,795,000	Netflix, Inc., 6.375%, 5/15/2029	3,472,787
2,700,000	ViacomCBS, Inc., 4.200%, 6/01/2029	2,999,989
3,010,000	ViacomCBS, Inc., 4.200%, 5/19/2032	3,395,178
18,215,000	ViacomCBS, Inc., 4.950%, 1/15/2031	21,698,803

		65,993,040

	Metals & Mining — 2.7%
550,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	539,308
1,325,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	1,318,750
6,260,000	Anglo American Capital PLC, 4.000%, 9/11/2027, 144A	6,730,468

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Metals & Mining — continued
$34,334,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	$37,840,671
8,785,000	Anglo American Capital PLC, 4.750%, 4/10/2027, 144A	9,770,203
3,130,000	Antofagasta PLC, 2.375%, 10/14/2030, 144A	2,973,500
11,405,000	ArcelorMittal S.A., 6.750%, 3/01/2041	15,397,890
5,890,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	6,339,112
6,325,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	6,641,250
2,930,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	3,072,837
1,975,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	2,118,188
6,175,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	7,518,062
1,770,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	2,225,049
7,688,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	8,270,366
39,092,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	42,173,437
11,700,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	12,302,549
4,280,000	Newcrest Finance Pty Ltd., 3.250%, 5/13/2030, 144A	4,482,508
1,855,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030	1,802,437
2,010,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	1,937,138

		173,453,723

	Midstream — 2.5%
22,495,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	24,095,650
13,555,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	13,656,662
1,635,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	1,847,550
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	850,642
7,000,000	Energy Transfer LP, 4.950%, 6/15/2028	7,874,300
6,405,000	Energy Transfer LP, 5.250%, 4/15/2029	7,336,287
15,380,000	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 9/30/2040, 144A	15,306,410
1,435,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	1,497,944
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	15,155,009
85,000	Kinder Morgan Energy Partners LP, 5.000%, 8/15/2042	98,579
375,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	449,036
14,040,000	MPLX LP, 4.250%, 12/01/2027	15,550,828
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	119,003
225,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	228,088
3,710,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	3,874,140
7,365,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	7,383,384
7,825,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	8,321,151
620,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	672,849
12,445,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030	14,038,245
2,170,000	Western Midstream Operating LP, 5.300%, 2/01/2030	2,384,917
3,365,000	Western Midstream Operating LP, 5.300%, 3/01/2048	4,054,842
950,000	Western Midstream Operating LP, 5.450%, 4/01/2044	1,135,250
710,000	Western Midstream Operating LP, 5.500%, 8/15/2048	848,109
2,870,000	Western Midstream Operating LP, 6.500%, 2/01/2050	3,393,789
8,405,000	Williams Cos., Inc. (The), 3.350%, 8/15/2022	8,483,752

		158,656,416

	Mortgage Related — 0.0%
893	FNMA, 6.000%, 7/01/2029	998

	Non-Agency Commercial Mortgage-Backed Securities — 1.6%
$8,625,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064	$8,592,604
410,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036, 144A	414,475
1,410,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	1,409,599
785,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	780,225
1,325,000	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(d)	1,324,177
2,010,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.558%, 12/10/2044(d)	1,962,248
2,564,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.710%, 1/15/2034, 144A(e)	2,533,992
370,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	362,820
510,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	493,506
12,790,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	11,950,609
5,095,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(d)	5,149,058
3,526,653	Extended Stay America Trust, Series 2021-ESH, Class C, 1-month LIBOR + 1.700%, 1.810%, 7/15/2038, 144A(e)	3,526,651
2,390,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(d)	2,437,482
9,406,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(d)	8,027,314
6,079,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(d)	6,028,437
6,478,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.363%, 12/15/2047, 144A(d)	6,529,514
340,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 4.363%, 12/15/2047, 144A(d)	334,858
4,990,000	MedTrust, Series 2021-MDLN, Class C, 1-month LIBOR + 1.800%, 1.910%, 11/15/2038, 144A(e)	4,977,490
945,000	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	938,953
5,050,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.151%, 8/15/2046(d)	5,207,149
1,405,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class C, 4.763%, 10/15/2046(d)	1,396,142
3,456,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.211%, 6/15/2044, 144A(a)(b)(d)	2,764,800
525,000	Motel Trust, Series 2021-MTL6, Class C, 1-month LIBOR + 1.500%, 1.610%, 9/15/2038, 144A(e)	524,841
4,735,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.834%, 1/15/2032, 144A(d)	4,903,213
965,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class BEC, 4.813%, 5/10/2063, 144A(d)	925,702
6,706,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.885%, 5/10/2063, 144A(a)(b)(d)	563,304
827,560	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	828,084

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$4,990,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.306%, 7/15/2046(d)	$4,953,127
1,991,555	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.425%, 3/15/2044, 144A(d)	950,370
1,565,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,554,401
2,400,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class D, 5.775%, 4/15/2045, 144A(d)	2,403,599
1,746,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.792%, 6/15/2045(d)	1,331,500
865,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.792%, 6/15/2045, 144A(a)(b)(d)	176,200
4,615,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	4,690,601
1,290,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(d)	1,283,688

		102,230,733

	Paper — 0.5%
10,460,000	Suzano Austria GmbH, 3.750%, 1/15/2031	10,630,080
16,595,000	Weyerhaeuser Co., 4.000%, 4/15/2030	18,506,699
2,745,000	WRKCo, Inc., 3.000%, 6/15/2033	2,822,728

		31,959,507

	Pharmaceuticals — 0.4%
980,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	1,027,334
15,105,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	14,198,700
6,270,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	5,298,150
4,335,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	4,295,422
3,140,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	3,078,173

		27,897,779

	Property & Casualty Insurance — 0.7%
5,653,000	American International Group, Inc., 4.200%, 4/01/2028	6,306,128
16,635,000	Fidelity National Financial, Inc., 3.400%, 6/15/2030	17,561,482
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,826,858
3,159,000	Sirius International Group Ltd., 4.600%, 11/01/2026, 144A	3,225,055
14,195,000	Stewart Information Services Corp., 3.600%, 11/15/2031	14,373,390

		44,292,913

	REITs – Apartments — 0.0%
2,185,000	American Homes 4 Rent, 2.375%, 7/15/2031	2,141,377

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	8,643,155

	REITs – Office Property — 0.0%
2,085,000	Corporate Office Properties LP, 2.750%, 4/15/2031	2,073,054

	REITs – Regional Malls — 0.1%
6,815,000	Simon Property Group LP, 2.650%, 7/15/2030	6,942,580

	REITs – Shopping Centers — 0.1%
1,600,000	Brixmor Operating Partnership LP, 2.250%, 4/01/2028	1,591,481
2,280,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	2,487,898

		4,079,379

	Restaurants — 0.1%
$2,375,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	$2,570,937
1,890,000	Yum! Brands, Inc., 7.750%, 4/01/2025, 144A	1,991,588

		4,562,525

	Retailers — 1.4%
21,520,000	7-Eleven, Inc., 0.800%, 2/10/2024, 144A	21,274,263
1,960,000	AutoNation, Inc., 4.750%, 6/01/2030	2,238,892
9,720,000	AutoZone, Inc., 3.625%, 4/15/2025	10,365,043
14,585,000	AutoZone, Inc., 4.000%, 4/15/2030	16,318,336
348,888	CVS Pass-Through Trust, 5.773%, 1/10/2033, 144A	408,499
352,119	CVS Pass-Through Trust, 6.036%, 12/10/2028	398,469
10,621,511	CVS Pass-Through Trust, Series 2013, 4.704%, 1/10/2036, 144A	12,011,442
1,114,322	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	1,225,464
5,620,000	Dollar General Corp., 3.500%, 4/03/2030	6,073,210
4,665,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	4,786,010
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,476,813
3,755,000	PVH Corp., 7.750%, 11/15/2023	4,154,307
3,145,000	Tapestry, Inc., 3.050%, 3/15/2032	3,163,479

		91,894,227

	Sovereigns — 0.8%
30,040,000	Mexico Government International Bond, 3.771%, 5/24/2061	27,670,145
23,545,000	Mexico Government International Bond, 4.280%, 8/14/2041	24,398,506

		52,068,651

	Supermarkets — 0.0%
325,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	441,012

	Technology — 4.9%
27,985,000	Avnet, Inc., 4.625%, 4/15/2026	30,673,369
9,915,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	9,897,730
17,895,000	Broadcom, Inc., 4.300%, 11/15/2032	20,109,972
22,935,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	23,861,230
1,620,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,514,700
3,095,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	3,075,842
3,900,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	4,017,000
3,950,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	3,880,875
10,115,000	Equinix, Inc., 2.150%, 7/15/2030	9,832,706
17,195,000	Equinix, Inc., 3.200%, 11/18/2029	18,073,456
4,402,000	IHS Markit Ltd., 4.250%, 5/01/2029	5,007,275
5,320,000	Jabil, Inc., 1.700%, 4/15/2026	5,305,458
4,610,000	Jabil, Inc., 3.000%, 1/15/2031	4,735,516
7,440,000	Jabil, Inc., 4.700%, 9/15/2022	7,636,665
16,735,000	KLA Corp., 5.650%, 11/01/2034	21,487,865
7,480,000	Marvell Technology, Inc., 2.450%, 4/15/2028	7,586,324
6,390,000	Marvell Technology, Inc., 2.950%, 4/15/2031	6,511,014
11,425,000	Microchip Technology, Inc., 0.983%, 9/01/2024, 144A	11,215,093
25,479,000	Micron Technology, Inc., 4.663%, 2/15/2030	29,364,038
10,622,000	Micron Technology, Inc., 5.327%, 2/06/2029	12,581,228
3,980,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.150%, 5/01/2027, 144A	4,185,463
2,225,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A	2,371,206
1,055,000	Open Text Corp., 3.875%, 2/15/2028, 144A	1,075,351
1,015,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	1,045,450
25,480,000	Oracle Corp., 3.600%, 4/01/2050	24,948,460
1,770,000	Skyworks Solutions, Inc., 1.800%, 6/01/2026	1,751,739
970,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	1,013,650

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$13,665,000	TD SYNNEX Corp., 1.750%, 8/09/2026, 144A	$13,317,124
15,815,000	TSMC Arizona Corp., 2.500%, 10/25/2031	16,016,198
9,135,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	10,185,164
1,395,000	Western Digital Corp., 2.850%, 2/01/2029	1,408,434
955,000	Western Digital Corp., 3.100%, 2/01/2032	961,971

		314,647,566

	Transportation Services — 0.2%
9,670,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	10,033,747

	Treasuries — 14.0%
206,825,000	U.S. Treasury Note, 0.125%, 4/30/2022(c)	206,830,328
173,275,000	U.S. Treasury Note, 0.125%, 6/30/2022(c)	173,207,315
119,815,000	U.S. Treasury Note, 0.125%, 12/31/2022(c)(f)	119,445,235
79,165,000	U.S. Treasury Note, 0.125%, 4/30/2023	78,741,344
200,000,000	U.S. Treasury Note, 0.125%, 8/31/2023(c)	198,242,188
123,030,000	U.S. Treasury Note, 0.375%, 3/31/2022(c)	123,113,467

		899,579,877

	Wireless — 2.1%
21,805,000	American Tower Corp., 2.100%, 6/15/2030	20,994,696
6,830,000	Bharti Airtel Ltd., 3.250%, 6/03/2031, 144A	6,905,795
2,295,000	Crown Castle International Corp., 2.250%, 1/15/2031	2,235,903
3,725,000	Crown Castle International Corp., 3.300%, 7/01/2030	3,929,152
22,660,000	Crown Castle International Corp., 3.650%, 9/01/2027	24,342,880
6,615,000	Crown Castle International Corp., 4.000%, 3/01/2027	7,189,354
610,000	Sprint Capital Corp., 6.875%, 11/15/2028	771,650
1,960,000	T-Mobile USA, Inc., 2.400%, 3/15/2029, 144A	1,978,972
3,515,000	T-Mobile USA, Inc., 2.700%, 3/15/2032, 144A	3,536,659
15,320,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	15,610,161
7,565,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	7,870,475
36,385,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	39,796,220

		135,161,917

	Wirelines — 0.1%
857,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	874,140
4,750,000	Verizon Communications, Inc., 2.850%, 9/03/2041	4,686,018
		5,560,158

	Total Non-Convertible Bonds (Identified Cost $5,733,248,273)	5,986,462,762

Convertible Bonds — 1.4%
	Airlines — 0.1%
5,165,000	Southwest Airlines Co., 1.250%, 5/01/2025	6,884,945

	Cable Satellite — 0.3%
9,050,000	DISH Network Corp., 2.375%, 3/15/2024	8,665,375
13,110,000	DISH Network Corp., 3.375%, 8/15/2026	12,409,310

		21,074,685

	Consumer Cyclical Services — 0.2%
160,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(g)	184,080
6,370,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(h)	5,398,575
5,355,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(h)	5,295,934

		10,878,589

	Healthcare — 0.2%
$12,725,000	Teladoc Health, Inc., 1.250%, 6/01/2027	$11,587,703

	Media Entertainment — 0.1%
4,520,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(g)	4,048,112

	Pharmaceuticals — 0.3%
5,120,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	5,353,472
13,985,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	14,587,754
2,935,000	Livongo Health, Inc., 0.875%, 6/01/2025	3,365,799

		23,307,025

	Technology — 0.2%
5,555,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	10,523,392

	Total Convertible Bonds (Identified Cost $89,292,127)	88,304,451

Municipals — 0.1%
	Virginia — 0.1%
7,335,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $7,077,355)	7,705,767

	Total Bonds and Notes (Identified Cost $5,829,617,755)	6,082,472,980

Senior Loans — 0.1%
	Airlines — 0.1%
6,714,528	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028 (e)(i) (Identified Cost $6,684,141)	6,723,660

Collateralized Loan Obligations — 2.2%
1,585,000	522 Funding CLO Ltd., Series 2021-7A, Class D, 3-month LIBOR + 2.900%, 3.024%, 4/23/2034, 144A(e)	1,573,518
14,785,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.650%, 1.782%, 7/20/2031, 144A(e)	14,784,941
4,650,000	Allegro CLO VIII Ltd., Series 2018-2A, Class B1, 3-month LIBOR + 1.670%, 1.794%, 7/15/2031, 144A(e)	4,643,377
3,520,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3-month LIBOR + 3.000%, 3.116%, 10/15/2034, 144A(e)	3,526,697
4,075,000	Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, 3-month LIBOR + 1.500%, 1.624%, 10/15/2030, 144A(e)	4,056,636
1,651,667	Atrium XV, Series 15A, Class D, 3-month LIBOR + 3.000%, 3.124%, 1/23/2031, 144A(e)	1,637,173
2,525,000	Canyon CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.700%, 1.824%, 7/15/2031, 144A(e)	2,524,990
6,500,000	CIFC Funding Ltd., Series 2014-5A, Class BR2, 3-month LIBOR + 1.800%, 1.922%, 10/17/2031, 144A(e)	6,500,297
3,335,000	Dryden 53 CLO Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.400%, 1.524%, 1/15/2031, 144A(e)	3,321,915
1,250,000	Galaxy XXV CLO Ltd., Series 2018-25A, Class B, 3-month LIBOR + 1.650%, 1.774%, 10/25/2031, 144A(e)	1,250,214
4,465,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, 3-month LIBOR + 1.700%, 1.860%, 11/22/2031, 144A(e)	4,466,838
5,405,000	Goldentree Loan Management U.S CLO 3 Ltd., Series 2018-3A, Class B1, 3-month LIBOR + 1.550%, 1.682%, 4/20/2030, 144A(e)	5,392,412

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
$2,291,214	Halcyon Loan Advisors Funding Ltd., Series 2014-3A, Class B1R, 3-month LIBOR + 1.700%, 1.828%, 10/22/2025, 144A(e)	$2,291,230
13,735,000	Hayfin U.S. XII Ltd., Series 2018-8A, Class B, 3-month LIBOR + 1.480%, 1.612%, 4/20/2031, 144A(e)	13,687,791
3,545,000	Invesco CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 3.050% 3.174%, 4/15/2034, 144A(e)	3,544,962
13,180,000	Madison Park Funding XIV Ltd., Series 2014-14A, Class BRR, 3-month LIBOR + 1.700%, 1.828%, 10/22/2030, 144A(e)	13,147,082
2,105,000	Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class DR, 3-month LIBOR + 2.900%, 3.024%, 4/15/2034, 144A(e)	2,088,823
545,455	Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class A2R2, 3-month LIBOR + 1.700%, 1.830%, 10/21/2030, 144A(e)	545,469
1,750,000	OCP CLO Ltd., Series 2015-9A, Class BR, 3-month LIBOR + 1.750%, 1.874%, 7/15/2027, 144A(e)	1,748,209
14,755,000	OCP CLO Ltd., Series 2020-8RA, Class A2, 3-month LIBOR + 1.550%, 1.672%, 1/17/2032, 144A(e)	14,716,324
2,000,000	Octagon Investment Partners 26 Ltd., Series 2016-1A, Class BR, 3-month LIBOR + 1.600%, 1.724%, 7/15/2030, 144A(e)	1,991,283
1,986,282	Octagon Investment Partners 28 Ltd., Series 2016-1A, Class BR, 3-month LIBOR + 1.800%, 1.924%, 10/24/2030, 144A(e)	1,986,462
4,155,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.300%, 3.424%, 7/15/2036, 144A(e)	4,176,688
7,170,000	Octagon Investment Partners Ltd., Series 2018-18A, Class A2, 3-month LIBOR + 1.470%, 1.592%, 4/16/2031, 144A(e)	7,127,992
1,730,000	Recette CLO Ltd., Series 2015-1A, Class BRR, 3-month LIBOR + 1.400%, 1.532%, 4/20/2034, 144A(e)	1,699,624
1,015,000	Regatta XV Funding Ltd., Series 2018-4A, Class A2, 3-month LIBOR + 1.850%, 1.974%, 10/25/2031, 144A(e)	1,015,307
6,680,000	Rockford Tower CLO Ltd., Series 2017-1A, Class DR2A, 3-month LIBOR + 3.250%, 3.382%, 4/20/2034, 144A(e)	6,675,772
1,830,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3-month LIBOR + 3.750%, 3.893%, 10/20/2034, 144A(e)	1,844,964
3,335,000	Voya CLO Ltd., Series 2013-3A, Class A2RR, 3-month LIBOR + 1.700%, 1.822%, 10/18/2031, 144A(e)	3,326,688
1,610,000	Voya CLO Ltd., Series 2016-3A, Class A3R, 3-month LIBOR + 1.750%, 1.872%, 10/18/2031, 144A(e)	1,609,994
6,235,000	Voya CLO Ltd., Series 2018-3A, Class B, 3-month LIBOR + 1.650%, 1.774%, 10/15/2031, 144A(e)	6,206,740

	Total Collateralized Loan Obligations (Identified Cost $140,457,172)	143,110,412

Preferred Stocks — 1.3%
Convertible Preferred Stocks — 1.3%
	Banking — 0.8%
17,832	Bank of America Corp., Series L, 7.250%	$25,774,373
18,269	Wells Fargo & Co., Class A, Series L, 7.500%	27,230,493

		53,004,866

	Food & Beverage — 0.1%
27,335	Bunge Ltd., 4.875%	3,459,244

	Wireless — 0.4%
27,066	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(a)(b)	28,221,989

	Total Convertible Preferred Stocks (Identified Cost $84,956,769)	84,686,099

	Total Preferred Stocks (Identified Cost $84,956,769)	84,686,099

Principal Amount
Short-Term Investments — 0.6%
$37,462,112	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $37,462,112 on 1/03/2022 collateralized by $31,639,600 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2030 valued at $38,211,412 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $37,462,112)	37,462,112

	Total Investments — 99.2% (Identified Cost $6,099,177,949)	6,354,455,263
	Other assets less liabilities — 0.8%	51,739,431

	Net Assets — 100.0%	$6,406,194,694

(†)	See Note 2 of Notes to Financial Statements.
(a)	Illiquid security. (Unaudited)
(b)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2021, the value of these securities amounted to $97,508,153 or 1.5% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2021 is disclosed.
(e)	Variable rate security. Rate as of December 31, 2021 is disclosed.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(g)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(i)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.75%, to which the spread is added. See Note 9 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Investment Grade Bond Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $2,374,994,952 or 37.1% of net assets.
ABS	Asset-Backed Securities
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

At December 31, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10-Year U.S. Treasury Note	3/22/2022	4,102	$593,424,362	$600,686,625	$(7,262,263)

Industry Summary at December 31, 2021

Treasuries	14.0%
Banking	10.5
ABS Car Loan	7.2
ABS Home Equity	5.2
Technology	5.1
Finance Companies	4.2
Life Insurance	3.3
ABS Other	3.1
Cable Satellite	2.7
Metals & Mining	2.7
Wireless	2.5
Midstream	2.5
Independent Energy	2.4
Aerospace & Defense	2.4
Automotive	2.4
Electric	2.1
Food & Beverage	2.0
Other Investments, less than 2% each	22.1
Collateralized Loan Obligations	2.2
Short-Term Investments	0.6

Total Investments	99.2
Other assets less liabilities (including futures contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 78.5% of Net Assets
Non-Convertible Bonds — 74.7%
	ABS Car Loan — 4.5%
$2,590,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A(a)	$2,614,271
2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026, 144A	2,672,626
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A(a)	1,231,284
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A(a)	1,058,658
330,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A	344,409
1,165,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	1,223,025
1,565,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A(a)	1,597,433
2,360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class C, 3.020%, 8/20/2026, 144A	2,408,065
1,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A(a)	1,246,231
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	1,913,194
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025(a)	1,818,064
135,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	135,681
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025(a)	1,155,001
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025(a)	2,419,462
610,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	609,719
4,745,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A(a)	4,815,512
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A(a)	1,190,371
1,330,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026(a)	1,359,336
1,655,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A(a)	1,691,471
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026, 144A(a)	1,106,946
1,265,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026, 144A(a)	1,326,041
800,000	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025(a)	803,548
635,000	First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A(a)	644,829
1,475,000	First Investors Auto Owner Trust, Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A(a)	1,512,425
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A(a)	3,396,288
3,120,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027, 144A	3,120,483
	ABS Car Loan — continued
5,030,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A(a)	5,136,354
4,540,000	GLS Auto Receivables Trust, Series 2020-3A, Class C, 1.920%, 5/15/2025, 144A(a)	4,575,394
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	924,422
985,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028, 144A	1,005,534
4,140,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025(a)	4,221,047
3,210,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028(a)	3,411,825
1,140,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026(a)	1,156,406
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A	1,678,987

		65,524,342

	ABS Credit Card — 0.7%
775,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	777,660
2,845,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A(a)	2,842,357
6,995,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026(a)	7,089,375

		10,709,392

	ABS Home Equity — 5.7%
156,847	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	160,962
173,730	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034	178,122
253,900	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	255,747
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	315,626
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,330,432
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A	1,298,139
3,138,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	3,363,668
291,286	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	300,529
343,578	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	368,532
167,809	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	168,613
2,590,258	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(b)	2,583,761
3,361,043	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(b)	3,363,041
640,082	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2, 1-month LIBOR + 2.050%, 2.153%, 1/25/2040, 144A(c)	642,528
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A(a)	1,918,095
245,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.712%, 5/15/2052, 144A(b)	272,589
1,340,000	CoreVest American Finance Trust, Series 2020-4, Class C, 2.250%, 12/15/2052, 144A	1,295,775

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$320,265	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	$331,393
521,533	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	539,771
38,484	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.604%, 9/20/2034(b)	38,815
2,173,846	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 2.973%, 12/26/2059, 144A(b)	2,169,176
1,496,348	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(b)	1,501,203
2,308,095	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(b)	2,292,433
124,812	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033	132,461
386,165	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.660%, 0.764%, 9/19/2045(c)	287,811
1,054,051	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 2.303%, 1/25/2030(c)	1,072,056
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,709,569
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037, 144A	4,146,404
103,115	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1-month LIBOR + 1.800%, 1.903%, 7/25/2030(c)	103,686
295,184	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(b)	299,429
260,535	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	254,227
427,721	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 1.322%, 9/25/2034(c)	409,298
1,902,952	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.420%, 0.522%, 2/25/2046(c)	1,518,873
791,875	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	830,503
162,341	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.750%, 1/25/2059, 144A(b)	162,501
1,776,375	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(b)	1,782,363
2,008,101	Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, 5/25/2059, 144A(b)	2,009,175
1,648,451	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(b)	1,653,408
1,120,104	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(b)	1,132,386
322,605	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.520%, 0.622%, 2/25/2046(c)	298,055
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 2.750%, 5/25/2034(b)	184,404
200,468	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033	207,090
183,072	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034	190,154
204,721	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034	211,402
	ABS Home Equity — continued
557,839	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	576,847
31,245	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 2.022%, 5/25/2036(b)	31,863
245,000	Mill City Mortgage Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060, 144A(b)	250,167
294,783	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	248,765
565,726	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	594,124
2,803,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A	2,810,418
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	1,001,456
785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	768,120
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038, 144A	785,221
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	560,887
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	461,568
930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	902,407
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	386,855
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	573,963
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	401,829
1,323,241	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(b)	1,311,036
2,740,492	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(b)	2,723,813
3,538,648	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(b)	3,528,683
2,190,303	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(b)	2,177,827
2,031,780	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 0.412%, 7/25/2035(c)	1,453,363
655,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(b)	672,185
4,729,798	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)(b)	4,820,796
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038, 144A	1,049,435
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039, 144A	1,130,761
808,877	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(b)	807,584
1,249,841	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(b)	1,233,272
1,238,858	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(b)	1,230,805
3,372,793	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(b)	3,345,895
1,617,162	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(b)	1,608,514
2,158,084	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(b)	2,147,960

		83,880,624

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — 3.9%
$567,979	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A	$578,981
995,000	Affirm Asset Securitization Trust, Series 2021-A, Class C, 1.660%, 8/15/2025, 144A	997,204
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)(d)(e)	766,207
2,097,716	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A(a)	2,039,830
859,677	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(b)	844,086
527,195	Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, 2.741%, 8/15/2041, 144A	522,502
5,400,429	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A(a)	5,273,147
890,000	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	886,020
185,122	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A	186,024
689,427	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	701,430
881,941	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A(a)	895,276
305,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	305,299
332,110	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032, 144A	340,056
975,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A(a)	987,194
5,900,000	HPEFS Equipment Trust, Series 2020-2A, Class D, 2.790%, 7/22/2030, 144A(a)	6,033,739
700,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A(a)	690,608
2,047,720	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	2,000,760
1,044,634	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	1,023,013
1,369,825	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,221,601
310,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	305,277
304,867	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	311,356
287,367	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	289,410
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069, 144A(a)	738,185
2,747,022	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	2,750,659
3,230,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	3,234,621
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A(a)	1,135,225
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035, 144A(a)	1,034,483
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	802,030
3,704,780	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	3,606,423
1,257,363	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037, 144A	1,278,153
	ABS Other — continued
1,046,304	SLAM Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046, 144A	1,042,990
140,612	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A	141,431
72,403	SoFi Consumer Loan Program Trust, Series 2018-2, Class B, 3.790%, 4/26/2027, 144A	72,554
487,693	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A(a)	492,437
2,640,750	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A(a)	2,652,227
485,068	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A	479,557
1,021,957	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A	908,508
379,566	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A	380,464
2,622,667	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A(a)	2,549,665
4,017,745	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A(a)	3,891,375
1,952,777	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	1,899,050
585,906	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043, 144A(b)	579,017
770,089	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A	748,698

		57,616,772

	ABS Student Loan — 1.2%
327,292	Commonbond Student Loan Trust, Series 2021-AGS, Class B, 1.400%, 3/25/2052, 144A	319,996
1,572,281	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A(a)	1,589,633
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A(a)	1,051,415
1,775,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042, 144A(a)	1,833,629
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A(a)	3,472,719
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A(a)	711,309
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069, 144A	329,965
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069, 144A(a)	1,300,001
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062, 144A(a)	812,158
486,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day Auction Rate Security, 3.604%, 6/15/2032(c)	485,592
1,417,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day Auction Rate Security, 3.609%, 3/15/2033(a)(c)	1,416,223
152,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day Auction Rate Security, 3.609%, 3/15/2033(c)	151,917
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A(a)	822,033

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Student Loan — continued
$697,251	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 0.860%, 10/15/2035, 144A(a)(c)	$699,283
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	203,727
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A(a)	534,212
372,451	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A	373,938
125,000	SoFi Professional Loan Program LLC, Series 2016-C, Class B, 3.350%, 5/25/2037, 144A(b)	125,919
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A(a)	1,377,817

		17,611,486

	ABS Whole Business — 2.0%
4,003,160	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A(a)	4,127,895
972,688	Arbys Funding LLC, Series 2020-1A, Class A2, 3.237%, 7/30/2050, 144A	992,137
2,262,913	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	2,421,941
2,920,225	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A(a)	3,055,910
98,250	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	103,409
3,492,450	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A(a)	3,507,150
1,336,118	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	1,336,620
3,013,500	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	3,097,284
2,536,050	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A(a)	2,627,553
4,027,200	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	4,181,007
993,600	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	1,061,578
1,447,725	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	1,414,291
895,500	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841%, 12/05/2050, 144A	894,116

		28,820,891

	Aerospace & Defense — 1.8%
6,430,000	Boeing Co. (The), 2.196%, 2/04/2026	6,428,468
1,635,000	Boeing Co. (The), 2.250%, 6/15/2026	1,637,344
700,000	Boeing Co. (The), 2.950%, 2/01/2030	713,177
70,000	Boeing Co. (The), 3.100%, 5/01/2026	72,938
1,065,000	Boeing Co. (The), 3.375%, 6/15/2046	1,026,415
90,000	Boeing Co. (The), 3.625%, 3/01/2048	89,125
2,135,000	Boeing Co. (The), 3.750%, 2/01/2050	2,212,308
375,000	Boeing Co. (The), 3.825%, 3/01/2059	376,605
325,000	Boeing Co. (The), 3.850%, 11/01/2048	337,313
1,420,000	Boeing Co. (The), 3.900%, 5/01/2049	1,488,772
135,000	Boeing Co. (The), 3.950%, 8/01/2059	140,226
1,870,000	Boeing Co. (The), 5.150%, 5/01/2030	2,178,739
2,480,000	Boeing Co. (The), 5.805%, 5/01/2050	3,358,232
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	2,962,845
305,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	305,763
2,580,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	2,705,775

		26,034,045

	Airlines — 0.6%
640,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	665,520
735,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	785,509
5,807,325	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	5,677,764
646,560	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	673,140
585,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	610,000
880,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	907,500

		9,319,433

	Automotive — 1.4%
1,775,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	1,730,625
6,620,000	Ford Motor Co., 3.250%, 2/12/2032	6,778,880
1,010,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/2031	1,063,212
330,000	General Motors Co., 5.200%, 4/01/2045	408,293
2,530,000	General Motors Co., 5.400%, 4/01/2048	3,227,696
2,905,000	General Motors Co., 5.950%, 4/01/2049	3,976,304
1,365,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	1,354,961
1,455,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(f)	1,556,850
470,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(f)	535,800

		20,632,621

	Banking — 6.2%
345,000	Ally Financial, Inc., 3.875%, 5/21/2024	363,572
3,520,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(f)	3,652,000
2,400,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(f)	2,473,920
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	96,187
7,290,000	Bank of Nova Scotia (The), 0.650%, 7/31/2024(a)	7,198,522
3,265,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(f)	3,198,068
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035(a)	4,567,637
685,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	679,178
1,330,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025(a)	1,319,512
5,695,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	5,822,111
5,995,000	Deutsche Bank AG, (fixed rate to 4/01/2024, variable rate thereafter), 1.447%, 4/01/2025(a)	5,957,788
465,000	Deutsche Bank AG, (fixed rate to 5/28/2031, variable rate thereafter), 3.035%, 5/28/2032	468,551
1,265,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031(a)	1,331,364
7,370,000	JPMorgan Chase & Co., (fixed rate to 8/09/2024, variable rate thereafter), 0.768%, 8/09/2025(a)	7,253,210
7,290,000	KeyBank NA, (fixed rate to 6/14/2023, variable rate thereafter), 0.433%, 6/14/2024(a)	7,237,527
7,615,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 10/11/2024, variable rate thereafter), 0.962%, 10/11/2025(a)	7,509,073

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$7,575,000	Morgan Stanley, (fixed rate to 10/21/2024, variable rate thereafter), MTN, 1.164%, 10/21/2025(a)	$7,508,795
7,275,000	Morgan Stanley, GMTN, (fixed rate to 1/22/2024, variable rate thereafter), 0.791%, 1/22/2025(a)	7,201,297
6,615,000	Royal Bank of Canada, 1.200%, 4/27/2026(a)	6,497,709
4,030,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	4,151,078
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A(a)	3,502,890
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	2,250,631

		90,240,620

	Brokerage — 0.1%
1,415,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	1,385,759

	Building Materials — 1.0%
7,070,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	7,044,053
3,360,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,607,800
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	1,847,906
1,720,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(f)	1,780,200

		14,279,959

	Cable Satellite — 3.5%
5,670,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	5,730,442
1,805,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	1,775,809
1,585,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	1,621,756
1,050,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032	1,080,187
310,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	334,532
14,425,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.400%, 12/01/2061(a)	14,922,765
9,295,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	8,795,394
405,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	390,319
405,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	403,481
420,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	449,400
2,155,000	DISH DBS Corp., 5.125%, 6/01/2029	1,961,050
6,635,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	6,739,733
1,355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	1,408,306
110,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	118,525
1,660,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	1,651,700
1,725,000	Ziggo BV, 4.875%, 1/15/2030, 144A	1,768,177
1,372,000	Ziggo BV, 5.500%, 1/15/2027, 144A	1,409,730

		50,561,306

	Chemicals — 0.8%
1,045,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	1,042,388
2,230,000	Ashland LLC, 3.375%, 9/01/2031, 144A	2,213,275
2,115,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	2,249,302
1,335,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	1,538,587
	Chemicals — continued
210,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	210,767
2,865,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	2,819,275
730,000	SPCM S.A., 3.125%, 3/15/2027, 144A	721,371
645,000	SPCM S.A., 3.375%, 3/15/2030, 144A	620,813

		11,415,778

	Construction Machinery — 0.8%
3,670,000	Caterpillar Financial Services Corp., MTN, 0.600%, 9/13/2024(a)	3,619,903
2,730,000	John Deere Capital Corp., MTN, 0.625%, 9/10/2024(a)	2,699,298
5,460,000	United Rentals North America, Inc., 4.000%, 7/15/2030	5,610,150

		11,929,351

	Consumer Cyclical Services — 2.0%
2,460,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	2,441,168
2,255,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	2,246,544
11,700,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	11,914,578
680,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	729,980
5,440,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,920,325
5,160,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	5,495,400

		28,747,995

	Consumer Products — 0.2%
930,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A(a)	919,036
1,605,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	1,574,906

		2,493,942

	Electric — 1.3%
5,295,000	Calpine Corp., 3.750%, 3/01/2031, 144A	5,103,056
1,165,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,182,662
5,205,000	Edison International, Series A, (fixed rate to 3/15/2026, variable rate thereafter), 5.375%(f)	5,452,758
480,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	514,265
1,075,000	NRG Energy, Inc., 5.750%, 1/15/2028	1,136,393
1,785,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	1,653,558
2,135,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	2,158,509
255,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	277,709
605,000	Southern California Edison Co., 3.650%, 2/01/2050	640,173
170,000	Southern California Edison Co., 4.000%, 4/01/2047	187,444
215,000	Southern California Edison Co., Series C, 4.125%, 3/01/2048	241,174

		18,547,701

	Finance Companies — 4.7%
1,915,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	1,942,070
2,410,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	2,455,240
905,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027	953,708
2,430,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	2,576,649

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$1,140,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	$1,302,723
5,165,000	Air Lease Corp., 3.125%, 12/01/2030	5,270,224
2,630,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(f)	2,725,337
4,455,000	Aircastle Ltd., 4.250%, 6/15/2026	4,771,933
855,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(f)	872,100
2,625,000	Ares Capital Corp., 2.875%, 6/15/2028	2,613,351
3,845,000	Ares Capital Corp., 3.200%, 11/15/2031	3,780,335
1,900,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	1,879,160
2,545,000	FS KKR Capital Corp., 3.125%, 10/12/2028	2,532,068
5,205,000	FS KKR Capital Corp., 3.400%, 1/15/2026	5,285,624
1,170,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(f)	1,294,149
90,000	Navient Corp., 5.875%, 10/25/2024	95,963
1,125,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	1,116,286
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	5,563
2,840,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	2,787,684
4,160,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	4,226,828
7,720,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	7,662,100
2,575,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,584,656
4,810,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	4,882,150
5,080,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	5,145,430

		68,761,331

	Financial Other — 1.8%
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	322,078
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	249,441
430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	276,748
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	919,257
6,355,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	6,185,483
670,000	CFLD Cayman Investment Ltd., 6.900%, 1/13/2023(g)	181,831
1,350,000	CFLD Cayman Investment Ltd., 6.920%, 6/16/2022(g)	366,633
590,000	CFLD Cayman Investment Ltd., 8.050%, 1/13/2025(g)	162,315
870,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024(g)	236,623
785,000	CFLD Cayman Investment Ltd., 8.750%, 9/28/2022(g)	206,063
710,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(d)(e)	137,903
645,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(d)(e)	125,278
630,000	China Evergrande Group, 8.250%, 3/23/2022(g)	117,218
1,020,000	China Evergrande Group, 8.750%, 6/28/2025(g)	152,898
270,000	China Evergrande Group, 9.500%, 4/11/2022(g)	42,458
220,000	China Evergrande Group, 9.500%, 3/29/2024(g)	33,216
1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026	1,032,755
580,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	565,500
2,595,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	2,692,312
	Financial Other — continued
2,525,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	2,596,786
485,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	505,006
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(g)	493,163
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(g)	54,089
855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(g)	224,762
3,035,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(d)(e)(g)	795,989
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(d)(e)(g)	535,217
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(g)	557,281
645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026	457,950
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026	600,373
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031	470,168
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027	438,835
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024	391,138
410,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025	259,325
2,620,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026	1,657,124
885,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025	559,718
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027	141,832
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026	739,905
4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)(e)	1,231,296
325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026	90,899

		26,806,866

	Food & Beverage — 2.3%
3,805,000	Becle SAB de CV, 2.500%, 10/14/2031, 144A(a)	3,743,892
3,256,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050(a)	3,404,474
7,250,000	Hormel Foods Corp., 0.650%, 6/03/2024(a)	7,193,558
1,220,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	1,238,300
1,455,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,707,573
2,305,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049	2,894,947
715,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	890,082
680,000	Lamb Weston Holdings, Inc., 4.875%, 5/15/2028, 144A	736,100
8,035,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	7,673,505
3,280,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	3,326,018
160,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	168,000

		32,976,449

	Gaming — 0.8%
3,420,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	3,334,293
2,670,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029, 144A	2,803,500
875,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	848,750
2,940,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	3,131,100
1,090,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	1,215,350

		11,332,993

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — 2.6%
$2,350,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	$2,302,881
845,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	868,899
1,950,000	EcoPetrol S.A., 4.625%, 11/02/2031	1,895,790
586,000,000	Export-Import Bank of Korea, 4.890%, 8/09/2023, 144A, (INR)(a)	7,794,240
103,800,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(a)	1,406,574
4,801,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)	1,180,059
2,545,000	Indian Railway Finance Corp. Ltd., 2.800%, 2/10/2031, 144A	2,476,514
10,185,000	Petroleos Mexicanos, 5.950%, 1/28/2031	9,897,019
5,290,000	Petroleos Mexicanos, 6.625%, 6/15/2035	5,082,606
4,075,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A(a)	3,964,087
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	1,158,819

		38,027,488

	Health Insurance — 0.7%
4,830,000	Centene Corp., 2.500%, 3/01/2031	4,702,077
2,120,000	Centene Corp., 2.625%, 8/01/2031	2,077,600
1,145,000	Centene Corp., 3.000%, 10/15/2030	1,163,904
300,000	Centene Corp., 4.625%, 12/15/2029	323,538
1,280,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	1,288,000

		9,555,119

	Healthcare — 1.7%
2,860,000	Avantor Funding, Inc., 3.875%, 11/01/2029, 144A	2,891,203
765,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	754,596
475,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	479,750
505,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	517,428
380,000	Encompass Health Corp., 4.750%, 2/01/2030	391,400
1,935,000	HCA, Inc., 3.500%, 9/01/2030	2,045,053
7,600,000	PerkinElmer, Inc., 0.850%, 9/15/2024	7,491,860
890,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	914,475
340,000	Tenet Healthcare Corp., 4.875%, 1/01/2026, 144A	349,224
625,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	660,131
255,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	263,925
7,610,000	Thermo Fisher Scientific, Inc., 1.215%, 10/18/2024(a)	7,601,555

		24,360,600

	Home Construction — 0.2%
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	305,036
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	254,200
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	658,240
425,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	264,562
200,000	Logan Group Co. Ltd., 4.250%, 7/12/2025	182,268
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026	208,138
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025	120,462
	Home Construction — continued
555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(d)(e)	153,852
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026	873,351
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026	134,035
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025	141,159

		3,295,303

	Independent Energy — 1.8%
4,360,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	4,616,759
1,670,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,805,703
3,060,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	3,603,517
1,515,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	1,492,275
1,985,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	1,945,300
215,000	EQT Corp., 3.125%, 5/15/2026, 144A	220,704
2,185,000	EQT Corp., 3.625%, 5/15/2031, 144A	2,266,937
635,000	EQT Corp., 3.900%, 10/01/2027	681,050
585,000	EQT Corp., 5.000%, 1/15/2029	647,887
1,790,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,895,843
1,295,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	1,389,457
1,340,000	Occidental Petroleum Corp., 4.100%, 2/15/2047	1,313,200
1,560,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	1,560,000
110,000	Occidental Petroleum Corp., 4.400%, 8/15/2049	111,375
215,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	221,377
255,000	Occidental Petroleum Corp., 4.625%, 6/15/2045	265,200
75,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	83,498
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	411,734
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	181,636
695,000	Ovintiv, Inc., 6.625%, 8/15/2037	909,823
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	117,287
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	110,799
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	511,954
380,000	Southwestern Energy Co., 4.750%, 2/01/2032	400,180

		26,763,495

	Industrial Other — 0.1%
200,000	CFLD Cayman Investment Ltd., 7.125%, 4/08/2022(g)	54,198
1,165,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	1,195,581

		1,249,779

	Leisure — 0.6%
2,735,000	Carnival Corp., 5.750%, 3/01/2027, 144A	2,735,000
1,260,000	Carnival Corp., 6.000%, 5/01/2029, 144A	1,253,700
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	1,553,089
570,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	561,450
240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	232,463
3,090,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	3,125,720

		9,461,422

	Life Insurance — 0.2%
1,530,000	Athene Holding Ltd., 3.500%, 1/15/2031(a)	1,617,829
1,110,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	1,194,185

		2,812,014

	Local Authorities — 0.5%
7,080,000	Province of Ontario Canada, 1.050%, 4/14/2026(a)	6,982,416

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Local Authorities — continued
67,000,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Private Banks + 3.750%, 37.922%, 4/12/2025, 144A, (ARS)(c)	$283,659
121,060,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Private Banks + 3.830%, 38.045%, 5/31/2022, (ARS)(c)	579,930

		7,846,005

	Lodging — 0.8%
590,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	586,897
2,055,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	2,104,752
435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	435,000
1,435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	1,470,875
360,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	399,042
47,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	52,905
695,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	781,837
1,125,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	1,132,335
2,090,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	2,107,734
1,535,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	1,542,675
195,000	Travel & Leisure Co., 6.000%, 4/01/2027	211,920
960,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	1,064,486

		11,890,458

	Media Entertainment — 1.4%
1,240,000	AMC Networks, Inc., 4.250%, 2/15/2029	1,232,250
2,745,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	2,840,416
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,869,960
2,400,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,496,240
415,000	Lamar Media Corp., 3.750%, 2/15/2028	416,038
825,000	Lamar Media Corp., 4.000%, 2/15/2030	836,962
1,040,000	Netflix, Inc., 4.875%, 4/15/2028	1,185,600
3,525,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	4,111,031
710,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	843,125
665,000	Netflix, Inc., 5.875%, 11/15/2028	799,663
780,000	Netflix, Inc., 6.375%, 5/15/2029	969,150
1,075,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	1,072,312
600,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	588,000

		20,260,747

	Metals & Mining — 1.9%
2,655,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	2,908,420
690,000	Antofagasta PLC, 2.375%, 10/14/2030, 144A	655,500
4,515,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,689,956
263,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	266,025
	Metals & Mining — continued
1,755,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,805,369
2,345,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	2,462,250
1,270,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	1,331,912
885,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	949,162
2,720,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	3,311,600
735,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	923,961
6,035,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A(a)	5,965,466
1,815,000	JSW Steel Ltd., 5.050%, 4/05/2032, 144A	1,786,711
625,000	Novelis Corp., 4.750%, 1/30/2030, 144A	657,031

		27,713,363

	Midstream — 0.8%
3,375,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	3,400,313
415,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	468,950
3,335,000	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 9/30/2040, 144A(a)	3,319,043
290,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	302,720
695,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	689,788
795,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032, 144A	830,775
525,000	Western Midstream Operating LP, 5.300%, 2/01/2030	576,996
810,000	Western Midstream Operating LP, 5.300%, 3/01/2048	976,054
195,000	Western Midstream Operating LP, 5.450%, 4/01/2044	233,025
150,000	Western Midstream Operating LP, 5.500%, 8/15/2048	179,178
690,000	Western Midstream Operating LP, 6.500%, 2/01/2050	815,928

		11,792,770

	Non-Agency Commercial Mortgage-Backed Securities — 3.7%
2,995,000	Barclays Commercial Mortgage Securities, Series 2020-BID, Class B, 1-month LIBOR + 2.540%, 2.650%, 10/15/2037, 144A(a)(c)	3,003,417
2,155,000	BPR Trust, Series 2021-NRD, Class F, 30-day Average SOFR + 6.870%, 6.970%, 12/15/2023, 144A(c)	2,149,638
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.943%, 5/10/2047, 144A(b)	1,887,724
2,585,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045, 144A(a)	2,558,688
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.558%, 12/10/2044(b)	136,674
632,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.710%, 1/15/2034, 144A(c)	624,603
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	1,765,962
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	5,054,068

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(b)	$757,958
611,817	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 2.360%, 7/15/2038, 144A(c)	611,816
1,640,000	Greystone Commercial Real Estate Notes Ltd., Series 2021-HC2, Class A, 1-month LIBOR + 1.800%, 1.890%, 12/15/2039, 144A(a)(c)	1,640,018
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(b)	2,726,692
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.158%, 8/10/2044, 144A(b)	455,652
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.158%, 8/10/2044, 144A(b)	1,884,163
845,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	837,972
300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046, 144A(b)	296,341
405,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class C, 4.624%, 10/15/2045, 144A(b)	407,241
2,435,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.363%, 12/15/2047, 144A(a)(b)	2,454,363
1,178,231	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.211%, 6/15/2044, 144A(b)	1,142,884
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.211%, 6/15/2044, 144A(b)(d)(e)	2,012,000
1,350,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.834%, 1/15/2032, 144A(a)(b)	1,397,959
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 2.860%, 11/15/2027, 144A(c)(d)(h)(i)	489,215
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.610%, 11/15/2027, 144A(c)(d)(h)(i)	1,095,227
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.510%, 11/15/2027, 144A(c)(d)(h)(i)	348,004
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.885%, 5/10/2063, 144A(b)(d)(e)	115,080
3,094,293	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.306%, 7/15/2046(b)	3,071,428
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)(b)	1,647,861
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.172%, 11/15/2059(b)	393,916
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.038%, 9/15/2031, 144A(a)(b)	4,776,723
3,504,376	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.425%, 3/15/2044, 144A(b)	1,672,288
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 4.887%, 6/15/2044, 144A(b)	1,299,658
	Non-Agency Commercial Mortgage-Backed Securities — continued
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.347%, 12/15/2045(b)	2,012,536
725,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.792%, 6/15/2045(b)	552,885
1,909,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class D, 4.792%, 6/15/2045, 144A(b)	1,038,725
975,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.792%, 6/15/2045, 144A(b)(d)(e)	198,608
1,570,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047(a)	1,595,719

		54,113,706

	Paper — 0.2%
2,235,000	Suzano Austria GmbH, 3.750%, 1/15/2031	2,271,341

	Pharmaceuticals — 1.2%
290,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	266,800
555,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	488,400
1,610,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	1,414,787
800,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	816,176
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, (EUR)	2,037,772
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	8,479,575
1,370,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	1,357,492
1,280,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	1,254,797
1,015,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	1,086,050

		17,201,849

	REITs – Health Care — 0.0%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	438,688

	REITs – Mortgage — 0.1%
1,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	1,640,644
390,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	393,900

		2,034,544

	Restaurants — 0.8%
435,000	1011778 B.C. ULC/New Red Finance, Inc., 3.875%, 1/15/2028, 144A	440,551
5,765,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	5,880,300
2,100,000	Yum! Brands, Inc., 3.625%, 3/15/2031	2,092,125
2,680,000	Yum! Brands, Inc., 4.625%, 1/31/2032	2,847,821
920,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	995,900

		12,256,697

	Retailers — 0.3%
1,325,000	Carvana Co., 5.625%, 10/01/2025, 144A	1,326,683
1,325,000	Carvana Co., 5.875%, 10/01/2028, 144A	1,326,285
1,070,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	1,097,756
420,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	448,350

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$570,000	Murphy Oil USA, Inc., 3.750%, 2/15/2031, 144A	$566,437

		4,765,511

	Sovereigns — 0.8%
6,270,000	Mexico Government International Bond, 3.771%, 5/24/2061(a)	5,775,360
5,430,000	Mexico Government International Bond, 4.280%, 8/14/2041(a)	5,626,837

		11,402,197

	Supranational — 0.1%
119,540,000	International Finance Corp., 5.850%, 11/25/2022, (INR)(a)	1,616,787

	Technology — 1.8%
370,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	369,356
6,185,000	Broadcom, Inc., 4.300%, 11/15/2032(a)	6,950,555
2,660,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	2,767,424
1,615,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,510,025
3,815,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	3,748,237
330,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	333,300
1,375,000	Iron Mountain, Inc., 5.000%, 7/15/2028, 144A	1,412,813
1,375,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	1,449,005
1,315,000	Microchip Technology, Inc., 0.983%, 9/01/2024, 144A	1,290,840
1,660,000	Nokia OYJ, EMTN, 2.000%, 3/11/2026, (EUR)	1,973,065
330,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A	351,685
570,000	Open Text Corp., 3.875%, 2/15/2028, 144A	580,995
530,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	545,900
1,775,000	Oracle Corp., 3.950%, 3/25/2051	1,842,640
240,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	271,200
1,325,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	1,353,156

		26,750,196

	Transportation Services — 0.5%
1,855,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	1,924,778
425,000	GMR Hyderabad International Airport Ltd., 4.250%, 10/27/2027, 144A	410,801
2,650,000	GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	2,643,772
1,645,000	GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,692,376

		6,671,727

	Treasuries — 2.4%
35,003(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	6,182,557
1,346,875(††††)	Mexican Fixed Rate Bonds, 6.750%, 3/09/2023, (MXN)(a)	6,582,522
788,987(††††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)(a)	4,054,658
338,660,000	Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)	17,939,208

		34,758,945

	Wireless — 2.2%
1,480,000	Bharti Airtel Ltd., 3.250%, 6/03/2031, 144A	1,496,424
4,365,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	4,543,965
1,695,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	1,709,407
	Wireless — continued
1,525,000	IHS Holding Ltd., 6.250%, 11/29/2028, 144A	1,544,062
3,769,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	3,927,600
225,000	Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	226,690
657,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	680,389
3,680,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	3,532,800
1,630,000	SoftBank Group Corp., 4.625%, 7/06/2028	1,583,603
750,000	SoftBank Group Corp., 5.250%, 7/06/2031	749,063
330,000	Sprint Capital Corp., 6.875%, 11/15/2028	417,450
285,000	T-Mobile USA, Inc., 2.400%, 3/15/2029, 144A	287,759
515,000	T-Mobile USA, Inc., 2.700%, 3/15/2032, 144A	518,173
6,780,000	T-Mobile USA, Inc., 3.375%, 4/15/2029(a)	6,908,413
3,350,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	3,485,273

		31,611,071

	Wirelines — 0.0%
470,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	479,400

	Total Non-Convertible Bonds (Identified Cost $1,111,352,409)	1,091,030,878

Convertible Bonds — 3.8%
	Airlines — 0.5%
915,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	852,979
5,010,000	Southwest Airlines Co., 1.250%, 5/01/2025(a)	6,678,330

		7,531,309

	Cable Satellite — 0.9%
1,635,000	DISH Network Corp., Zero Coupon, 0.000%, 12/15/2025(j)	1,639,120
4,280,000	DISH Network Corp., 2.375%, 3/15/2024	4,098,100
7,230,000	DISH Network Corp., 3.375%, 8/15/2026	6,843,578

		12,580,798

	Consumer Cyclical Services — 0.2%
45,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(j)	51,773
1,385,000	Peloton Interactive, Inc., Zero Coupon, 0.000%- 1.734%, 2/15/2026, 144A(k)	1,173,787
2,155,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(k)	2,131,230

		3,356,790

	Gaming — 0.1%
670,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	1,587,904

	Healthcare — 0.4%
5,610,000	Teladoc Health, Inc., 1.250%, 6/01/2027	5,108,606

	Leisure — 0.2%
3,580,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	3,364,269

	Media Entertainment — 0.1%
2,405,000	Twitter, Inc., Zero Coupon, 0.000%- 1.354%, 3/15/2026, 144A(k)	2,153,918

	Pharmaceuticals — 1.0%
4,400,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	4,600,640
7,130,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	7,437,303

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — continued
$855,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(j)	$864,918
1,285,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(j)	1,130,029
1,080,000	Livongo Health, Inc., 0.875%, 6/01/2025	1,238,523

		15,271,413

	Technology — 0.4%
2,065,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	3,911,936
1,530,000	Splunk, Inc., 1.125%, 6/15/2027	1,426,725

		5,338,661

	Total Convertible Bonds (Identified Cost $57,532,709)	56,293,668

	Total Bonds and Notes (Identified Cost $1,168,885,118)	1,147,324,546

Senior Loans — 1.2%
	Airlines — 0.1%
1,523,488	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(c)(l)	1,525,559

	Cable Satellite — 0.2%
708,688	DirecTV Financing LLC, Term Loan, 8/02/2021(m)	708,893
713,575	DirecTV Financing LLC, Term Loan, 3-month LIBOR + 5.000%, 5.750%, 8/02/2027(c)(l)	713,782
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6-month EURIBOR + 3.000%, 3.000%, 1/31/2029, (EUR)(c)(n)	2,163,927

		3,586,602

	Consumer Products — 0.1%
972,634	Weber-Stephen Products LLC, Term Loan B, LIBOR + 3.250%, 4.000%, 10/30/2027(l)(o)	973,442

	Gaming — 0.2%
3,200,813	Playtika Holding Corp., 2021 Term Loan, 1-month LIBOR + 2.750%, 2.854%, 3/13/2028(c)(n)	3,183,464

	Healthcare — 0.1%
1,350,000	Medline Borrower, LP, USD Term Loan B, 1-month LIBOR + 3.250%, 3.750%, 10/23/2028(c)(p)	1,349,406

	Lodging — 0.2%
1,615,950	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1-month LIBOR + 3.000%, 3.500%, 8/02/2028(c)(p)	1,617,162
648,375	Motel 6, Term Loan B, 1-month LIBOR + 5.000%, 5.750%, 9/09/2026(c)(l)	651,215

		2,268,377

	Pharmaceuticals — 0.1%
1,338,275	Jazz Financing Lux S.a.r.l., USD Term Loan, 1-month LIBOR + 3.500%, 4.000%, 5/05/2028(c)(p)	1,342,544

	Property & Casualty Insurance — 0.0%
618,583	AmWINS Group, Inc., 2021 Term Loan B, 1-month LIBOR + 2.250%, 3.000%, 2/19/2028(c)(l)	613,431

	Technology — 0.2%
2,628,413	CoreLogic, Inc., Term Loan, 1-month LIBOR + 3.500%, 4.000%, 6/02/2028(c)(p)	2,623,156

	Total Senior Loans (Identified Cost $17,390,093)	17,465,981

Collateralized Loan Obligations — 5.0%
1,350,000	AGL CLO 3 Ltd., Series 2020-3A, Class C, 3-month LIBOR + 2.150%, 2.274%, 1/15/2033, 144A(a)(c)	1,350,060
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3-month LIBOR + 3.300%, 3.424%, 1/15/2033, 144A(c)	1,740,092
1,155,000	AIG CLO Ltd., Series 2019-1A, Class E, 3-month LIBOR + 6.620%, 6.744%, 4/15/2032, 144A(c)	1,155,011
3,460,000	Aimco CLO 11 Ltd., Series 2020-11A, Class DR, 3-month LIBOR + 3.000%, 3.123%, 10/17/2034, 144A(c)	3,460,202
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 2.072%, 7/16/2031, 144A(c)	477,520
3,175,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3-month LIBOR + 2.000%, 2.124%, 4/15/2033, 144A(a)(c)	3,164,357
500,000	Ares LIX CLO Ltd., Series 2021-59A, Class E, 3-month LIBOR + 6.250%, 6.374%, 4/25/2034, 144A(c)	489,253
2,555,000	Ares LX CLO Ltd., Series 2021-60A, Class D, 3-month LIBOR + 2.950%, 3.072%, 7/18/2034, 144A(c)	2,554,975
1,105,000	Atlas Senior Loan Fund Ltd., Series 2021-16A, Class D, 3-month LIBOR + 3.700%, 3.832%, 1/20/2034, 144A(c)	1,107,486
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3-month LIBOR + 3.150%, 3.282%, 4/20/2031, 144A(c)	398,906
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3-month LIBOR + 2.800%, 2.924%, 1/15/2033, 144A(c)	850,725
1,830,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.650%, 2.782%, 4/20/2034, 144A(c)	1,829,984
445,000	Battalion CLO XVI Ltd., Series 2019 16A, Class DR, 3-month LIBOR + 3.250%, 3.354%, 12/19/2032, 144A(c)(i)	445,000
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.074%, 4/15/2029, 144A(a)(c)	912,988
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 2.282%, 10/20/2029, 144A(c)	455,039
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 1.932%, 1/20/2031, 144A(c)	399,236
970,000	CarVal CLO IV Ltd., Series 2021-1A, Class D, 3-month LIBOR + 3.250%, 3.383%, 7/20/2034, 144A(c)	969,123
730,000	CIFC Funding II Ltd., Series 2013-2A, Class A3LR, 3-month LIBOR + 1.950%, 2.072%, 10/18/2030, 144A(c)	724,915

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
$265,000	CIFC Funding II Ltd., Series 2014-2RA, Class A3, 3-month LIBOR + 1.900%, 2.024%, 4/24/2030, 144A(c)	$263,854
5,120,000	CIFC Funding Ltd., Series 2021-7A, Class D, 3-month LIBOR + 3.000%, 3.128%, 1/23/2035, 144A(c)	5,120,294
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 5.974%, 10/15/2030, 144A(c)	848,822
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3-month LIBOR + 1.750%, 1.872%, 4/18/2031, 144A(c)	248,161
615,000	Dryden 80 CLO Ltd., Series 2019-80A, Class D1, 3-month LIBOR + 4.100%, 4.222%, 1/17/2033, 144A(c)	617,133
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3-month LIBOR + 1.850%, 1.974%, 4/15/2029, 144A(c)	299,885
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 6.010%, 11/22/2031, 144A(c)	1,370,164
2,435,000	Generate CLO Ltd., Series 2019-2A, Class D, 3-month LIBOR + 3.800%, 3.928%, 1/22/2033, 144A(c)	2,436,711
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 3.074%, 10/15/2030, 144A(c)	650,008
320,000	Goldentree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3-month LIBOR + 1.900%, 2.032%, 4/20/2030, 144A(c)	319,655
1,550,000	Hayfin U.S. XII Ltd., Series 2020-12A, Class D, 3-month LIBOR + 4.160%, 4.292%, 1/20/2034, 144A(c)	1,554,946
310,000	LCM 30 Ltd., Series 30A, Class DR, 3-month LIBOR + 3.000%, 3.132%, 4/20/2031, 144A(c)	308,072
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 2.274%, 1/23/2031, 144A(c)	475,020
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 3.124%, 1/23/2031, 144A(c)	300,018
3,300,000	Neuberger Berman CLO Ltd., Series 2013-14A, Class CR2, 3-month LIBOR + 1.900%, 2.036%, 1/28/2030, 144A(a)(c)	3,292,590
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3-month LIBOR + 7.230%, 7.362%, 10/20/2032, 144A(c)	2,096,713
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 5.882%, 10/20/2030, 144A(c)	484,239
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3-month LIBOR + 1.900%, 2.028%, 1/22/2030, 144A(a)(c)	915,496
445,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3-month LIBOR + 6.360%, 6.490%, 4/21/2034, 144A(c)	435,872
1,900,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3-month LIBOR + 6.250%, 6.382%, 7/02/2035, 144A(c)	1,852,737
5,105,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class ER, 3-month LIBOR + 6.400%, 6.528%, 10/22/2036, 144A(c)	5,010,983
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3-month LIBOR + 2.000%, 2.122%, 4/18/2033, 144A(a)(c)	1,739,300
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3-month LIBOR + 3.050%, 3.174%, 7/23/2031, 144A(c)	2,245,210
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.082%, 1/20/2033, 144A(a)(c)	1,560,194
2,050,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.750%, 3.874%, 4/15/2034, 144A(c)	2,048,112
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3-month LIBOR + 1.950%, 2.082%, 7/20/2030, 144A(c)	299,999
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 2.000%, 2.132%, 7/20/2029, 144A(a)(c)	2,599,825
1,645,000	Parallel Ltd., Series 2018-2A, Class B, 3-month LIBOR + 2.150%, 2.282%, 10/20/2031, 144A(a)(c)	1,632,821
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3-month LIBOR + 3.150%, 3.274%, 7/24/2031, 144A(c)	1,045,174
1,190,000	Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.800%, 2.976%, 7/20/2034, 144A(c)	1,189,970
340,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 3.382%, 4/20/2034, 144A(c)	340,170
920,000	Regatta XIII Funding Ltd., Series 2018-2A, Class C, 3-month LIBOR + 3.100%, 3.224%, 7/15/2031, 144A(c)	912,222
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3-month LIBOR + 1.900%, 2.024%, 10/15/2029, 144A(a)(c)	2,561,727
920,000	TCW CLO Ltd., Series 2018-1, Class D, 3-month LIBOR + 2.910%, 3.034%, 4/25/2031, 144A(c)	910,002
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3-month LIBOR + 2.150%, 2.274%, 4/15/2033, 144A(a)(c)	1,029,994
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3-month LIBOR + 2.150%, 2.282%, 4/20/2033, 144A(c)	609,997
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 5.874%, 7/25/2031, 144A(c)	859,684

	Total Collateralized Loan Obligations (Identified Cost $70,942,820)	72,970,646

Shares
Common Stocks — 4.6%
	Air Freight & Logistics — 0.1%
6,552	Expeditors International of Washington, Inc.	879,868
2,680	United Parcel Service, Inc., Class B	574,431

		1,454,299

	Automobiles — 0.0%
26,074	Ford Motor Co.	541,557

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Banks — 0.1%
8,756	Citigroup, Inc.	$528,775
3,166	JPMorgan Chase & Co.	501,336
6,440	Wells Fargo & Co.	308,991

		1,339,102

	Beverages — 0.1%
8,681	Coca-Cola Co. (The)	514,002
3,116	PepsiCo, Inc.	541,280

		1,055,282

	Capital Markets — 0.2%
11,417	Artisan Partners Asset Management, Inc., Class A	543,906
4,112	Blackstone, Inc.	532,051
1,358	Goldman Sachs Group, Inc. (The)	519,503
5,342	Morgan Stanley	524,371

		2,119,831

	Chemicals — 0.3%
108,029	Hexion Holdings Corp., Class B(q)	3,024,812
1,577	Linde PLC	546,320

		3,571,132

	Communications Equipment — 0.0%
8,738	Cisco Systems, Inc.	553,727

	Construction Materials — 0.2%
362,679	Cemex SAB de CV, Sponsored ADR(q)	2,458,964

	Consumer Finance — 0.0%
3,820	OneMain Holdings, Inc.	191,153

	Diversified Telecommunication Services — 0.1%
43,959	Lumen Technologies, Inc.	551,686
10,417	Verizon Communications, Inc.	541,267

		1,092,953

	Electrical Equipment — 0.0%
5,708	Emerson Electric Co.	530,673

	Entertainment — 0.0%
7,052	Activision Blizzard, Inc.	469,170

	Food & Staples Retailing — 0.0%
971	Costco Wholesale Corp.	551,237

	Food Products — 0.0%
8,123	Archer-Daniels-Midland Co.	549,034

	Health Care Equipment & Supplies — 0.0%
3,984	Abbott Laboratories	560,708

	Health Care Providers & Services — 0.1%
1,201	Anthem, Inc.	556,711
1,091	UnitedHealth Group, Inc.	547,835

		1,104,546

	Hotels, Restaurants & Leisure — 0.1%
305	Booking Holdings, Inc.(q)	731,765
2,082	McDonald’s Corp.	558,122
6,587	Starbucks Corp.	770,481

		2,060,368

	Household Products — 0.1%
7,993	Procter & Gamble Co. (The)	1,307,495

	Insurance — 0.1%
10,505	Fidelity National Financial, Inc.	548,151
20,475	Old Republic International Corp.	503,275

		1,051,426

	IT Services — 0.2%
1,332	Accenture PLC, Class A	552,181
	IT Services — continued
1,495	Automatic Data Processing, Inc.	368,637
3,396	MasterCard, Inc., Class A	1,220,251
5,516	Visa, Inc., Class A	1,195,372

		3,336,441

	Life Sciences Tools & Services — 0.1%
1,688	Danaher Corp.	555,369
822	Thermo Fisher Scientific, Inc.	548,471

		1,103,840

	Machinery — 0.1%
2,508	Caterpillar, Inc.	518,504
650	Deere & Co.	222,878

		741,382

	Media — 0.4%
247,241	Altice USA, Inc., Class A(q)	4,000,359
11,011	Comcast Corp., Class A	554,184
14,672	Interpublic Group of Cos., Inc. (The)	549,466

		5,104,009

	Metals & Mining — 0.0%
4,874	Nucor Corp.	556,367

	Multiline Retail — 0.0%
2,268	Target Corp.	524,906

	Oil, Gas & Consumable Fuels — 0.2%
14,685	California Resources Corp.	627,197
4,601	Chevron Corp.	539,927
7,389	ConocoPhillips	533,338
10,058	Devon Energy Corp.	443,055
6,088	EOG Resources, Inc.	540,797
6,293	Whiting Petroleum Corp.(q)	407,031

		3,091,345

	Paper & Forest Products — 0.0%
7,050	Louisiana-Pacific Corp.	552,368

	Personal Products — 0.1%
2,679	Estee Lauder Cos., Inc. (The), Class A	991,766

	Pharmaceuticals — 0.3%
8,639	Bristol-Myers Squibb Co.	538,642
11,509	Johnson & Johnson	1,968,845
6,850	Merck & Co., Inc.	524,984
9,012	Pfizer, Inc.	532,158

		3,564,629

	Professional Services — 0.0%
1,421	Clarivate PLC(q)	33,422

	REITs – Diversified — 0.1%
1,868	American Tower Corp.	546,390
11,744	Gaming & Leisure Properties, Inc.	571,463

		1,117,853

	REITs – Health Care — 0.0%
13,119	Omega Healthcare Investors, Inc.	388,191

	REITs – Storage — 0.0%
1,545	Public Storage	578,695

	Road & Rail — 0.0%
2,166	Union Pacific Corp.	545,680

	Semiconductors & Semiconductor Equipment — 0.3%
3,805	Applied Materials, Inc.	598,755
857	Broadcom, Inc.	570,256
1,334	KLA Corp.	573,767
798	Lam Research Corp.	573,882

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — continued
6,281	Microchip Technology, Inc.	$546,824
1,884	NVIDIA Corp.	554,103
2,411	NXP Semiconductors NV	549,177
2,931	QUALCOMM, Inc.	535,992
2,704	Texas Instruments, Inc.	509,623

		5,012,379

	Software — 0.1%
843	Intuit, Inc.	542,235
1,691	Microsoft Corp.	568,717
5,557	Oracle Corp.	484,626

		1,595,578

	Specialty Retail — 0.1%
1,342	Home Depot, Inc. (The)	556,943
2,124	Lowe’s Cos., Inc.	549,012
1,773	Ross Stores, Inc.	202,618
7,288	TJX Cos., Inc. (The)	553,305

		1,861,878

	Technology Hardware, Storage & Peripherals — 0.2%
12,321	Apple, Inc.	2,187,840

	Textiles, Apparel & Luxury Goods — 0.1%
1,234	LVMH Moet Hennessy Louis Vuitton SE	1,019,819

	Wireless Telecommunication Services — 0.8%
94,068	T-Mobile US, Inc.(q)	10,910,007

	Total Common Stocks (Identified Cost $59,932,614)	67,381,052

Preferred Stocks — 1.1%
Convertible Preferred Stocks — 1.1%
	Banking — 0.6%
2,914	Bank of America Corp., Series L, 7.250%(a)	4,211,896
2,768	Wells Fargo & Co., Class A, Series L, 7.500%	4,125,787

		8,337,683

	Food & Beverage — 0.1%
9,672	Bunge Ltd., 4.875%	1,223,991

	Midstream — 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	117,824

	Technology — 0.2%
30,745	Clarivate PLC, Series A, 5.250%	$2,793,491

	Wireless — 0.2%
3,751	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(d)(e)	3,911,205

	Total Convertible Preferred Stocks (Identified Cost $16,508,431)	16,384,194

	Total Preferred Stocks (Identified Cost $16,508,431)	16,384,194

Other Investments — 0.1%
	Aircraft ABS — 0.1%
900	ECAF I Blocker Ltd.(d)(h)(i)(r) (Identified Cost $9,000,000)	783,270

Principal Amount (‡)
Short-Term Investments — 7.5%
$67,410,789	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $67,410,789 on 1/03/2022 collateralized by $49,403,100 U.S. Treasury Bond 4.375% due 11/15/2039 valued at $68,759,087 including accrued interest (Note 2 of Notes to Financial Statements)	67,410,789
17,410,000	U.S. Treasury Bills, 0.056%, 3/24/2022(s)(t)	17,407,834
10,765,000	U.S. Treasury Bills, 0.071%, 6/16/2022(a)(s)	10,758,563
14,485,000	U.S. Treasury Bills, 0.259%, 12/01/2022(s)	14,447,062

	Total Short-Term Investments (Identified Cost $110,030,305)	110,024,248

	Total Investments — 98.0% (Identified Cost $1,452,689,381)	1,432,333,937
	Other assets less liabilities — 2.0%	28,515,739

	Net Assets — 100.0%	$1,460,849,676

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

Written Options – (0.0%)
Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities – (0.0%)
Abbott Laboratories, Call	2/18/2022	145.00	(3,100)	$(436,294)	$(6,192)	$(8,277)
Accenture PLC, Call	2/18/2022	420.00	(1,000)	(414,550)	(4,267)	(10,050)
American Tower Corp., Call	2/18/2022	300.00	(1,300)	(380,250)	(4,248)	(6,435)
Anthem, Inc., Call	2/18/2022	480.00	(600)	(278,124)	(3,811)	(6,330)
Apple, Inc., Call	2/18/2022	185.00	(6,100)	(1,083,177)	(21,150)	(25,620)
Applied Materials, Inc., Call	2/18/2022	170.00	(1,900)	(298,984)	(4,308)	(7,078)
Bristol-Myers Squibb Co., Call	2/18/2022	65.00	(4,300)	(268,105)	(4,331)	(3,139)
Broadcom, Inc., Call	2/18/2022	690.00	(500)	(332,705)	(6,684)	(7,275)
Chevron Corp., Call	2/18/2022	120.00	(3,200)	(375,520)	(6,455)	(8,432)
Cisco Systems, Inc., Call	2/18/2022	65.00	(6,100)	(386,557)	(4,498)	(8,632)
Coca-Cola Co. (The), Call	2/18/2022	60.00	(4,300)	(254,603)	(3,170)	(4,214)
Costco Wholesale Corp., Call	2/18/2022	585.00	(700)	(397,390)	(6,277)	(6,457)
Danaher Corp., Call	2/18/2022	340.00	(1,100)	(361,911)	(5,574)	(9,130)
Ford Motor Co., Call	2/18/2022	24.00	(20,800)	(432,016)	(8,056)	(8,944)
Goldman Sachs Group, Inc. (The), Call	2/18/2022	420.00	(1,000)	(382,550)	(3,767)	(2,915)
Home Depot, Inc. (The), Call	2/18/2022	415.00	(1,000)	(415,010)	(5,467)	(12,700)
Johnson & Johnson, Call	2/18/2022	175.00	(4,600)	(786,922)	(11,258)	(10,396)
Lam Research Corp., Call	2/18/2022	765.00	(600)	(431,490)	(6,760)	(11,505)
Louisiana-Pacific Corp., Call	2/18/2022	80.00	(2,800)	(219,380)	(6,068)	(11,060)
Lowe’s Cos., Inc., Call	2/18/2022	270.00	(1,400)	(361,872)	(3,524)	(5,110)
Mastercard, Inc., Call	2/18/2022	380.00	(2,300)	(826,436)	(10,045)	(14,720)
Microchip Technology, Inc., Call	2/18/2022	95.00	(2,500)	(217,650)	(2,908)	(3,937)
Microsoft Corp., Call	2/18/2022	350.00	(600)	(201,792)	(2,440)	(3,645)
Morgan Stanley, Call	2/18/2022	105.00	(3,700)	(363,192)	(4,815)	(4,366)
NXP Semiconductors NV, Call	2/18/2022	250.00	(1,900)	(432,782)	(7,063)	(7,790)
PepsiCo, Inc., Call	2/18/2022	175.00	(2,500)	(434,275)	(6,168)	(8,438)
Pfizer, Inc., Call	2/18/2022	70.00	(7,200)	(425,160)	(8,620)	(3,564)
Procter & Gamble Co. (The), Call	2/18/2022	165.00	(6,300)	(1,030,554)	(10,378)	(18,207)
QUALCOMM, Inc., Call	2/18/2022	200.00	(2,300)	(420,601)	(8,918)	(9,315)
Thermo Fisher Scientific, Inc. (The), Call	2/18/2022	700.00	(600)	(400,344)	(5,980)	(7,290)
TJX Cos., Inc. (The), Call	2/18/2022	77.50	(2,900)	(220,168)	(3,443)	(4,799)
Union Pacific Corp., Call	2/18/2022	255.00	(800)	(201,544)	(2,974)	(5,060)
United Parcel Service, Inc., Call	2/18/2022	220.00	(1,000)	(214,340)	(3,367)	(5,825)
UnitedHealth Group, Inc., Call	2/18/2022	520.00	(500)	(251,070)	(3,084)	(4,500)

Total					$(206,068)	$(275,155)

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Options on securities are expressed as shares.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2021 is disclosed.
(c)	Variable rate security. Rate as of December 31, 2021 is disclosed.
(d)	Illiquid security. (Unaudited)
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2021, the value of these securities amounted to $9,982,635 or 0.7% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Perpetual bond with no specified maturity date.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Fair valued by the Fund’s adviser. At December 31, 2021, the value of these securities amounted to $2,715,716 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(i)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(j)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(k)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(l)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.75%, to which the spread is added. See Note 9 of Notes to Financial Statements.
(m)	Position is unsettled. Contract rate was not determined at December 31, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(n)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.00%, to which the spread is added. See Note 9 of Notes to Financial Statements.
(o)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2021. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

(p)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.50%, to which the spread is added. See Note 9 of Notes to Financial Statements.
(q)	Non-income producing security.
(r)	Securities subject to restriction on resale. At December 31, 2021, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	6/18/2015	$9,000,000	$783,270	0.1%

(s)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(t)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $693,700,525 or 47.5% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium Term Note
GO	General Obligation
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
MXN	Mexican Peso
ZAR	South African Rand

At December 31, 2021, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	United Mexican States	(1.00%)	6/20/2026	21,525,000	$74,070	$(183,732)	$(257,802)
Morgan Stanley Capital Services, Inc.	United Mexican States	(1.00%)	12/20/2026	8,820,000	(4,198)	(39,834)	(35,636)

Total						$(223,566)	$(293,438)

At December 31, 2021, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.580%	3-month SAFEX-JIBAR	$(712,509)	$(713,984)

At December 31, 2021, the Fund had the following open centrally cleared credit default swap agreements:

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 37 500, 5-Year	5.00%	12/20/2026	2.93%	13,370,000	1,109,465	1,244,341	134,876

(‡)	Notional value stated in U.S. dollars unless otherwise noted.

1	Payments are made quarterly.

2	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.

^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3/03/2022	BRL	S	17,876,000	$3,106,114	$3,165,108	$(58,994)
Bank of America, N.A.	1/26/2022	EUR	S	1,665,000	1,942,322	1,896,434	45,888
Barclays Bank PLC	1/26/2022	EUR	S	1,955,000	2,280,185	2,226,744	53,441
Deutsche Bank AG	1/31/2022	GBP	B	1,400,000	1,850,153	1,894,861	44,708
Deutsche Bank AG	1/31/2022	GBP	S	1,400,000	1,919,809	1,894,861	24,948
HSBC Bank USA	2/17/2022	EUR	S	590,000	675,827	672,307	3,520
Morgan Stanley Capital Services, Inc.	1/11/2022	COP	S	5,186,874,000	1,361,831	1,274,682	87,149
Morgan Stanley Capital Services, Inc.	1/31/2022	EUR	S	1,480,000	1,723,556	1,685,890	37,666
Morgan Stanley Capital Services, Inc.	1/31/2022	ZAR	S	315,790,000	20,770,601	19,741,305	1,029,296

Total							$1,267,622

At December 31, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	3/22/2022	556	$88,490,585	$89,203,250	$(712,665)
Ultra 10-Year U.S. Treasury Note	3/22/2022	517	74,792,880	75,708,187	(915,307)
Ultra Long U.S. Treasury Bond	3/22/2022	353	68,840,363	69,585,125	(744,762)

Total					$(2,372,734)

Industry Summary at December 31, 2021

Banking	6.8%
ABS Home Equity	5.7
Finance Companies	4.7
Cable Satellite	4.6
ABS Car Loan	4.5
ABS Other	3.9
Non-Agency Commercial Mortgage-Backed Securities	3.7
Government Owned – No Guarantee	2.6
Technology	2.6
Pharmaceuticals	2.6
Wireless	2.4
Treasuries	2.4
Food & Beverage	2.4
Consumer Cyclical Services	2.2
Healthcare	2.2
ABS Whole Business	2.0
Other Investments, less than 2% each	30.2
Short-Term Investments	7.5
Collateralized Loan Obligations	5.0

Total Investments	98.0
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 80.0% of Net Assets
Non-Convertible Bonds — 71.5%
	ABS Car Loan — 0.2%
$7,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class D, 3.040%, 9/22/2025, 144A	$7,449,945
5,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class D, 3.340%, 8/20/2026, 144A	4,925,960

		12,375,905

	ABS Credit Card — 0.0%
975,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	978,346

	ABS Home Equity — 3.8%
9,762,065	510 Asset Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061, 144A(a)	9,637,969
8,555,000	CAFL Issuer LLC, Series 2021-RTL1, Class A1, 2.239%, 3/28/2029, 144A(a)	8,471,187
5,350,000	CoreVest American Finance, Series 2021-1, Class D, 3.247%, 4/15/2053, 144A	5,297,260
3,140,000	CoreVest American Finance Trust, Series 2021-2, Class C, 2.478%, 7/15/2054, 144A	3,021,847
1,510,000	CoreVest American Finance Trust, Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	1,505,956
12,591,688	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	12,506,241
2,510,000	Credit Suisse Mortgage Trust, Series 2021-RPL6, Class M2, 3.125%, 10/25/2060, 144A	2,618,033
7,660,000	FirstKey Homes Trust, Series 2020-SFR1, Class F2, 4.284%, 8/17/2037, 144A	7,793,456
1,965,000	FirstKey Homes Trust, Series 2021-SFR1, Class F1, 3.238%, 8/17/2038, 144A	1,922,861
4,290,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038, 144A	4,178,106
2,105,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038, 144A	2,034,156
2,419,000	FRTKL, Series 2021-SFR1, Class F, 3.171%, 9/17/2038, 144A	2,357,906
7,555,528	Home Partners of America Trust, Series 2021-1, Class F, 3.325%, 9/17/2041, 144A	7,375,724
8,634,930	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	8,387,332
4,317,465	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	4,194,959
1,974,690	Invitation Homes Trust, Series 2018-SFR2, Class B, 1-month LIBOR + 1.080%, 1.190%, 6/17/2037, 144A(b)	1,972,288
240,181	Invitation Homes Trust, Series 2018-SFR3, Class B, 1-month LIBOR + 1.150%, 1.259%, 7/17/2037, 144A(b)	239,837
481,170	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(a)	482,792
4,025,000	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A2, 3.500%, 4/25/2061, 144A(a)	4,015,924
	ABS Home Equity — continued
11,507,000	Progress Residential Trust, Series 2021-SFR4, Class F, 3.407%, 5/17/2038, 144A	11,349,229
3,623,000	Progress Residential Trust, Series 2021-SFR5, Class F, 3.158%, 7/17/2038, 144A	3,520,811
5,465,000	Progress Residential Trust, Series 2021-SFR6, Class F, 3.422%, 7/17/2038, 144A	5,363,671
4,645,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040, 144A	4,497,556
975,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	944,055
15,160,000	Progress Residential Trust, Series 2021-SFR7, Class F, 3.834%, 8/17/2040, 144A	14,791,521
905,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040, 144A	871,728
5,597,281	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026, 144A(a)	5,566,289
9,613,824	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(a)	9,555,311
2,513,000	PRPM LLC, Series 2021-4, Class A2, 3.474%, 4/25/2026, 144A(a)	2,503,365
7,958,770	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(a)	7,842,723
6,260,978	PRPM LLC, Series 2021-8, Class A1, 1.743%, 9/25/2026, 144A(a)	6,185,062
6,519,864	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(a)	6,482,727
8,130,000	Toorak Mortgage Corp., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(a)	8,100,284
1,335,000	Tricon Residential Trust, Series 2021-SFR1, Class E1, 2.794%, 7/17/2038, 144A	1,312,656
3,550,000	Tricon Residential Trust, Series 2021-SFR1, Class E2, 2.894%, 7/17/2038, 144A	3,489,973
7,865,000	VCAT Asset Securitization LLC, Series 2021-NPL6, Class A2, 3.967%, 9/25/2051, 144A(a)	7,736,741
306,683	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(a)	306,193
3,970,000	VCAT LLC, Series 2021-NPL5, Class A2, 3.844%, 8/25/2051, 144A(a)	3,914,296

		192,348,025

	ABS Other — 1.4%
5,546,421	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A(c)	5,393,368
3,281,000	Apollo Aviation Securitization Equity Trust, Series 2021-2A, Class B, 3.538%, 1/15/2047, 144A	3,253,460
1,673,444	Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, 2.741%, 8/15/2041, 144A	1,658,547
3,222,976	Castlelake Aircraft Structured Trust, Series 2017-1R, Class B, 3.924%, 8/15/2041, 144A	3,208,850
7,195,000	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	7,162,824
683,465	Elara HGV Timeshare Issuer LLC, Series 2021-A, Class C, 2.090%, 8/27/2035, 144A	673,305
2,994,312	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.432%, 10/15/2046, 144A	3,010,784
15,028,245	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046, 144A(c)	14,881,930

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$14,650,000	Navigator Aircraft ABS Ltd., Series 2021-1, Class B, 3.571%, 11/15/2046, 144A(a)	$14,512,291
10,753,680	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A(c)	10,491,011
9,176,486	Willis Engine Structured Trust, Series 2021-A, Class A, 3.104%, 5/15/2046, 144A(c)	8,929,446

		73,175,816

	ABS Whole Business — 0.2%
2,313,375	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	2,275,031
9,300,000	Taco Bell Funding LLC, Series 2021-1A, Class A2II, 2.294%, 8/25/2051, 144A	9,193,236

		11,468,267

	Aerospace & Defense — 1.7%
14,845,000	Boeing Co. (The), 3.625%, 2/01/2031	15,830,482
1,995,000	Boeing Co. (The), 3.625%, 3/01/2048	1,975,609
2,660,000	Boeing Co. (The), 3.750%, 2/01/2050	2,756,319
4,190,000	Boeing Co. (The), 3.825%, 3/01/2059	4,207,934
415,000	Boeing Co. (The), 3.850%, 11/01/2048	430,723
6,000,000	Boeing Co. (The), 3.900%, 5/01/2049	6,290,584
4,124,000	Boeing Co. (The), 3.950%, 8/01/2059	4,283,636
2,795,000	Boeing Co. (The), 5.150%, 5/01/2030	3,256,457
9,537,000	Boeing Co. (The), 5.805%, 5/01/2050	12,914,299
3,145,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	3,274,731
9,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	11,126,354
8,815,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	11,494,407
6,485,000	TransDigm, Inc., 5.500%, 11/15/2027	6,679,550
370,000	TransDigm, Inc., 7.500%, 3/15/2027	386,650

		84,907,735

	Airlines — 2.0%
15,295,822	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A(c)	16,453,257
240,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	224,400
13,220,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	13,247,233
1,325,255	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	1,253,201
754,678	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	727,735
2,655,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	2,760,868
3,055,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	3,264,939
26,975,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	28,795,812
22,659,281	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029(c)	24,768,180
2,851,150	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	2,968,361
2,280,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	2,377,436
3,415,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	3,521,719

		100,363,141

	Automotive — 0.8%
1,210,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,260,215
5,610,000	Ford Motor Co., 3.250%, 2/12/2032	5,744,640
	Automotive — continued
18,505,000	Ford Motor Co., 4.750%, 1/15/2043	20,424,894
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,431,280
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,587,167
1,500,000	Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	1,704,375
2,845,000	General Motors Co., 5.200%, 4/01/2045	3,519,985
2,120,000	General Motors Co., 6.250%, 10/02/2043	2,901,092
540,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(d)	577,800
865,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(d)	986,100

		40,137,548

	Banking — 2.3%
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	8,493,416
13,515,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(d)	14,021,812
10,840,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(d)	11,173,872
11,885,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(d)	11,641,358
23,000,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	23,555,080
16,322,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	16,686,304
1,709,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,846,520
14,965,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	14,752,497
13,520,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	14,730,472

		116,901,331

	Brokerage — 0.5%
14,755,000	Jefferies Group LLC, 6.250%, 1/15/2036	19,559,137
7,155,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	7,616,420

		27,175,557

	Building Materials — 1.4%
39,005,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	38,861,852
2,395,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	2,571,631
6,090,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(d)	6,303,150
3,255,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	3,340,086
1,859,000	Masco Corp., 6.500%, 8/15/2032	2,458,263
1,226,000	Masco Corp., 7.750%, 8/01/2029	1,637,572
10,800,000	Owens Corning, 7.000%, 12/01/2036	15,250,210

		70,422,764

	Cable Satellite — 4.5%
34,275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	33,720,688
43,315,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	41,876,368
9,570,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.850%, 4/01/2061	9,024,602
31,570,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	30,413,896
28,975,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	27,417,594

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$5,670,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	$5,464,462
16,340,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	16,917,946
1,360,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	1,354,900
3,705,000	DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.875%, 8/15/2027, 144A	3,792,846
6,470,000	DISH DBS Corp., 5.125%, 6/01/2029	5,887,700
22,190,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	22,540,269
6,568,000	DISH DBS Corp., 5.875%, 11/15/2024	6,747,044
15,865,000	DISH DBS Corp., 7.750%, 7/01/2026	16,737,575
4,915,000	Ziggo BV, 5.500%, 1/15/2027, 144A	5,050,162

		226,946,052

	Chemicals — 0.7%
13,380,000	Ashland LLC, 3.375%, 9/01/2031, 144A	13,279,650
1,320,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	1,403,820
6,735,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	7,762,087
905,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	908,303
6,275,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	6,517,717
2,295,000	SPCM S.A., 3.125%, 3/15/2027, 144A	2,267,873
2,125,000	SPCM S.A., 3.375%, 3/15/2030, 144A	2,045,313

		34,184,763

	Consumer Cyclical Services — 1.8%
10,550,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	10,469,240
5,500,000	Terminix Co. LLC (The), 7.450%, 8/15/2027	6,875,000
9,620,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	9,583,925
8,505,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	8,660,981
18,350,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	19,698,725
34,335,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	37,366,609

		92,654,480

	Consumer Products — 0.4%
11,880,000	Avon Products, Inc., 8.450%, 3/15/2043	14,612,400
6,110,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	5,995,437

		20,607,837

	Diversified Manufacturing — 1.1%
40,505,000	GE Capital Funding LLC, 4.550%, 5/15/2032	47,911,196
6,022,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	7,186,415

		55,097,611

	Electric — 0.6%
21,048,688	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	24,200,691
3,570,000	Enel Generacion Chile S.A., 7.875%, 2/01/2027	4,330,196

		28,530,887

	Finance Companies — 4.1%
11,210,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(d)	11,616,362
3,585,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(d)	3,656,700
20,000,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	23,355,126
12,880,000	Ares Capital Corp., 2.875%, 6/15/2028	12,822,845
13,070,000	Ares Capital Corp., 3.200%, 11/15/2031	12,850,191
6,045,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	5,978,696
	Finance Companies — continued
8,325,000	FS KKR Capital Corp., 3.125%, 10/12/2028	8,282,698
7,225,000	FS KKR Capital Corp., 3.400%, 1/15/2026	7,336,913
135,000	Navient Corp., 5.000%, 3/15/2027	137,681
3,030,000	Navient Corp., 5.875%, 10/25/2024	3,230,737
950,000	Navient Corp., 6.750%, 6/15/2026	1,050,083
5,355,000	Navient Corp., MTN, 5.625%, 8/01/2033	5,100,664
4,774,000	Navient Corp., MTN, 6.125%, 3/25/2024	5,090,277
4,075,000	OneMain Finance Corp., 7.125%, 3/15/2026	4,645,500
8,425,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	8,269,802
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	15,510,665
20,850,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	20,693,625
12,520,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	12,566,950
37,150,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	37,707,250
9,030,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	9,146,306

		209,049,071

	Financial Other — 1.9%
1,650,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	984,126
1,120,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	657,350
1,225,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	788,410
6,150,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	3,671,058
3,120,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	3,036,775
2,060,000	Central China Real Estate Ltd., 7.250%, 4/24/2023	1,411,100
2,370,000	CFLD Cayman Investment Ltd., 6.900%, 1/13/2023(e)	643,194
4,045,000	CFLD Cayman Investment Ltd., 6.920%, 6/16/2022(e)	1,098,541
2,835,000	CFLD Cayman Investment Ltd., 8.050%, 1/13/2025(e)	779,937
2,520,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024(e)	685,390
2,955,000	CFLD Cayman Investment Ltd., 8.750%, 9/28/2022(e)	775,688
1,035,000	China Aoyuan Group Ltd., 6.200%, 3/24/2026(f)(g)	201,432
2,400,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(f)(g)	466,152
1,240,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(f)(g)	240,845
1,800,000	China Evergrande Group, 8.250%, 3/23/2022(e)(f)(g)	334,908
4,045,000	China Evergrande Group, 8.750%, 6/28/2025(e)	606,346
1,405,000	China Evergrande Group, 9.500%, 4/11/2022(e)(f)(g)	220,936
335,000	China Evergrande Group, 9.500%, 3/29/2024(e)	50,578
4,060,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026	3,777,465
24,490,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	23,877,750
3,580,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	3,681,779
6,925,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(e)	1,821,414
1,415,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(e)	373,348

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Financial Other — continued
$1,600,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(e)(f)(g)	$420,608
8,085,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(e)(f)(g)	2,120,453
7,075,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(e)(f)(g)	1,851,669
4,795,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(e)	1,257,489
1,380,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026	979,800
3,760,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026	2,671,480
11,820,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	12,056,400
2,880,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031	1,641,312
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030	236,768
1,830,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027	1,107,681
280,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026	174,703
1,970,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024	1,263,184
3,610,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025	2,283,325
8,570,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026	5,420,439
3,125,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025	1,976,406
720,000	Times China Holdings Ltd., 5.750%, 1/14/2027	486,281
4,030,000	Times China Holdings Ltd., 6.200%, 3/22/2026	2,748,218
23,285,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(f)(g)	6,516,074
1,245,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(f)(g)	348,214
3,155,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(f)(g)	914,319

		96,659,345

	Food & Beverage — 2.0%
45,450,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	53,339,665
27,125,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	25,904,646
11,860,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	12,026,396
630,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	661,500
10,455,000	Post Holdings, Inc., 4.500%, 9/15/2031, 144A	10,376,588

		102,308,795

	Gaming — 0.8%
12,960,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	12,635,215
3,845,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	3,865,725
5,475,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	6,132,000
3,265,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	3,167,050
12,590,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	13,408,350
740,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	825,100

		40,033,440

	Government Owned – No Guarantee — 1.3%
495,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	485,075
5,740,000	EcoPetrol S.A., 4.625%, 11/02/2031	5,580,428
1,999,900,000	Export-Import Bank of Korea, 4.890%, 8/09/2023, 144A, (INR)(c)	26,600,173
455,800,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(c)	6,176,459
6,535,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	8,532,867
6,586,000	Petroleos Mexicanos, 6.625%, 6/15/2035	6,327,796
12,239,000	Petroleos Mexicanos, 6.950%, 1/28/2060	10,923,308

		64,626,106

	Health Insurance — 0.7%
21,450,000	Centene Corp., 2.500%, 3/01/2031	20,881,897
6,390,000	Centene Corp., 2.625%, 8/01/2031	6,262,200
4,510,000	Centene Corp., 3.000%, 10/15/2030	4,584,460
4,280,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	4,306,750

		36,035,307

	Healthcare — 0.3%
9,645,000	Avantor Funding, Inc., 3.875%, 11/01/2029, 144A	9,750,227
3,285,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	3,240,324
1,980,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	1,999,800
2,110,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	2,161,927

		17,152,278

	Home Construction — 1.2%
4,720,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	2,968,597
1,060,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	657,200
3,260,000	Central China Real Estate Ltd., 7.500%, 7/14/2025	2,021,200
4,415,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	2,906,130
1,305,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	812,363
2,210,000	Logan Group Co. Ltd., 4.250%, 7/12/2025	2,014,061
1,320,000	Logan Group Co. Ltd., 4.850%, 12/14/2026	1,194,534
25,060,000	PulteGroup, Inc., 6.000%, 2/15/2035	32,227,900
5,500,000	PulteGroup, Inc., 6.375%, 5/15/2033	7,151,870
9,395,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(f)(g)	2,727,087
5,345,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(f)(g)	1,481,687
4,535,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026	2,912,241
365,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026	232,965
715,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025	458,765

		59,766,600

	Independent Energy — 2.8%
9,350,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	9,900,619
16,245,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	17,565,055
6,638,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.000%, 11/01/2027, 144A	8,887,220
6,020,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	7,089,272
6,210,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	6,116,850
8,120,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	7,957,600
810,000	EQT Corp., 3.125%, 5/15/2026, 144A	831,489
7,740,000	EQT Corp., 3.625%, 5/15/2031, 144A	8,030,250
2,180,000	EQT Corp., 3.900%, 10/01/2027	2,338,094
1,535,000	EQT Corp., 5.000%, 1/15/2029	1,700,012
550,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	582,521
10,835,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	11,625,305
17,908,000	Mesquite Energy, Inc., 6.125%, 1/15/2023(e)(f)(h)(i)	1,196,254

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$9,520,000	Mesquite Energy, Inc., 7.750%, 6/15/2021(e)(f)(h)(i)	$635,936
540,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	556,016
32,720,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	40,491,000
7,655,000	Ovintiv, Inc., 6.500%, 8/15/2034	9,849,446
540,000	Ovintiv, Inc., 6.500%, 2/01/2038	700,598
2,715,000	Ovintiv, Inc., 6.625%, 8/15/2037	3,554,201
360,000	Ovintiv, Inc., 7.200%, 11/01/2031	469,149
675,000	Ovintiv, Inc., 7.375%, 11/01/2031	879,871
1,495,000	Ovintiv, Inc., 8.125%, 9/15/2030	1,987,976
1,295,000	Southwestern Energy Co., 4.750%, 2/01/2032	1,363,771
151,000	Southwestern Energy Co., 6.450%, 1/23/2025	165,949

		144,474,454

	Industrial Other — 0.1%
800,000	CFLD Cayman Investment Ltd., 7.125%, 4/08/2022(e)	216,792
3,985,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	4,089,606

		4,306,398

	Leisure — 0.8%
11,785,000	Carnival Corp., 5.750%, 3/01/2027, 144A	11,785,000
6,065,000	Carnival Corp., 6.000%, 5/01/2029, 144A	6,034,675
6,575,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	6,545,873
2,415,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	2,378,775
230,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	222,777
12,300,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	12,442,188

		39,409,288

	Life Insurance — 0.9%
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(f)(g)	32,078,400
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(f)(g)	11,949,767

		44,028,167

	Lodging — 0.8%
7,620,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	7,579,919
1,745,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	1,745,000
5,385,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	5,519,625
4,155,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	4,182,090
13,945,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	14,063,323
7,670,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	7,708,350
970,000	Travel & Leisure Co., 6.000%, 4/01/2027	1,054,167
1,120,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	1,241,901

		43,094,375

	Media Entertainment — 0.9%
5,500,000	AMC Networks, Inc., 4.250%, 2/15/2029	5,465,625
3,925,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	3,980,421
1,925,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,002,192
1,325,000	Netflix, Inc., 4.875%, 4/15/2028	1,510,500
11,680,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	13,621,800
1,305,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	1,549,688
	Media Entertainment — continued
6,520,000	Netflix, Inc., 5.875%, 11/15/2028	7,840,300
7,670,000	Netflix, Inc., 6.375%, 5/15/2029	9,529,975

		45,500,501

	Metals & Mining — 3.1%
8,090,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	7,932,730
13,790,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	13,724,953
22,016,000	ArcelorMittal S.A., 6.750%, 3/01/2041	29,723,802
2,630,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	2,731,913
35,930,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	38,669,662
1,810,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,861,947
9,590,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	10,069,500
22,815,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	27,777,262
12,330,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	11,979,828
6,185,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A	6,113,737
6,230,000	JSW Steel Ltd., 5.050%, 4/05/2032, 144A	6,132,897
1,900,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	1,831,125

		158,549,356

	Midstream — 0.6%
11,365,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	11,450,237
1,430,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	1,615,900
2,530,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	2,511,025
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	707,020
3,515,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032, 144A	3,673,175
1,750,000	Western Midstream Operating LP, 5.300%, 2/01/2030	1,923,320
2,710,000	Western Midstream Operating LP, 5.300%, 3/01/2048	3,265,564
745,000	Western Midstream Operating LP, 5.450%, 4/01/2044	890,275
560,000	Western Midstream Operating LP, 5.500%, 8/15/2048	668,931
2,310,000	Western Midstream Operating LP, 6.500%, 2/01/2050	2,731,587

		29,437,034

	Non-Agency Commercial Mortgage-Backed Securities — 1.5%
335,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036, 144A	338,656
7,375,000	BPR Trust, Series 2021-NRD, Class F, 30-day Average SOFR + 6.870%, 6.970%, 12/15/2023, 144A(b)	7,356,650
10,565,000	Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class C, 4.876%, 9/10/2045, 144A(a)	10,586,320
125,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	124,240
1,095,000	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(a)	1,094,320

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$2,925,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	$2,868,237
1,690,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	1,579,087
5,785,000	GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.689%, 6/10/2047, 144A(a)	5,141,073
1,385,178	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class D, 5.733%, 8/15/2046, 144A(a)	1,375,205
3,980,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class E, 4.000%, 8/15/2046, 144A(a)	3,244,496
10,664,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class D, 4.672%, 10/15/2045, 144A(a)(c)	10,521,929
290,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 4.363%, 12/15/2047, 144A(a)	285,614
3,110,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class C, 3.958%, 4/15/2046(a)	3,052,314
4,010,000	MedTrust, Series 2021-MDLN, Class C, 1-month LIBOR + 1.800%, 1.910%, 11/15/2038, 144A(b)	3,999,947
4,901,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class D, 5.412%, 3/15/2045, 144A(a)	4,633,383
5,285,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.306%, 7/15/2046(a)	5,245,947
4,340,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class B, 4.322%, 8/15/2050	4,017,758
1,315,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,306,095
4,000,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.503%, 8/15/2046(a)	3,957,147
2,612,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class C, 4.503%, 8/15/2046(a)	2,397,253
940,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	955,399

		74,081,070

	Paper — 0.9%
15,225,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	21,277,995
4,865,000	WestRock MWV LLC, 7.950%, 2/15/2031	6,859,088
8,750,000	WestRock MWV LLC, 8.200%, 1/15/2030	12,131,049
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,589,143

		43,857,275

	Pharmaceuticals — 1.3%
8,565,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	7,879,800
1,875,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	1,650,000
5,420,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	4,762,825
2,655,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	2,708,684
1,995,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	2,065,703
7,750,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	8,124,325
	Pharmaceuticals — continued
18,640,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	15,750,800
12,060,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	11,949,892
8,725,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	8,553,205

		63,445,234

	Property & Casualty Insurance — 0.3%
12,510,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.384%, 1/15/2033, 144A(b)(f)(h)(i)(j)	1,501,200
11,310,000	Stewart Information Services Corp., 3.600%, 11/15/2031	11,452,134

		12,953,334

	REITs – Diversified — 0.1%
2,735,000	EPR Properties, 3.600%, 11/15/2031	2,705,852

	Restaurants — 0.4%
19,175,000	Yum! Brands, Inc., 4.625%, 1/31/2032	20,375,739

	Retailers — 0.6%
3,665,000	Carvana Co., 5.500%, 4/15/2027, 144A	3,628,350
3,250,000	Carvana Co., 5.625%, 10/01/2025, 144A	3,254,128
6,245,000	Carvana Co., 5.875%, 10/01/2028, 144A	6,251,058
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,877,116
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,751,985
3,975,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	4,078,111
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,480,148
2,555,000	Murphy Oil USA, Inc., 3.750%, 2/15/2031, 144A	2,539,031

		32,859,927

	Sovereigns — 1.0%
30,640,000	Mexico Government International Bond, 3.771%, 5/24/2061	28,222,811
20,885,000	Mexico Government International Bond, 4.280%, 8/14/2041	21,642,081

		49,864,892

	Supermarkets — 0.1%
2,290,000	Safeway, Inc., 7.250%, 2/01/2031	2,697,002

	Supranational — 0.1%
525,240,000	International Finance Corp., 5.850%, 11/25/2022, (INR)(c)	7,103,909

	Technology — 1.7%
5,770,000	Block, Inc., 3.500%, 6/01/2031, 144A	5,914,250
18,245,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	18,981,824
15,295,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	14,300,825
14,915,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	14,822,676
1,215,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	1,227,150
13,195,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	13,656,561
5,050,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	5,106,813
6,230,000	Oracle Corp., 3.950%, 3/25/2051	6,467,408
5,200,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	5,310,500
1,100,000	Western Digital Corp., 2.850%, 2/01/2029	1,110,593
750,000	Western Digital Corp., 3.100%, 2/01/2032	755,475

		87,654,075

	Transportation Services — 0.4%
4,150,000	Adani Ports & Special Economic Zone Ltd., 3.100%, 2/02/2031, 144A	3,951,920
14,685,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	15,237,392

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — continued
$1,240,000	GMR Hyderabad International Airport Ltd., 4.250%, 10/27/2027, 144A	$1,198,572
255,000	GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	254,401

		20,642,285

	Treasuries — 14.0%
142,342(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	25,141,774
5,454,785(†††)	Mexican Fixed Rate Bonds, 6.750%, 3/09/2023, (MXN)	26,658,928
2,231,823(†††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)	11,469,492
21,390,000	U.S. Treasury Note, 0.125%, 11/30/2022(c)	21,341,538
109,525,000	U.S. Treasury Note, 0.125%, 12/31/2022(c)(k)	109,186,992
90,085,000	U.S. Treasury Note, 0.125%, 1/31/2023(c)	89,775,333
208,955,000	U.S. Treasury Note, 0.125%, 2/28/2023(c)	208,097,958
53,450,000	U.S. Treasury Note, 0.125%, 4/30/2023(c)	53,163,959
12,675,000	U.S. Treasury Note, 0.250%, 9/30/2023	12,585,879
152,810,000	U.S. Treasury Note, 0.500%, 11/30/2023(c)	152,225,025

		709,646,878

	Wireless — 2.9%
6,300,000	Bharti Airtel Ltd., 3.250%, 6/03/2031, 144A	6,369,913
20,720,000	HTA Group Ltd., 7.000%, 12/18/2025	21,569,520
1,200,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	1,249,200
6,140,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	6,192,190
6,140,000	IHS Holding Ltd., 6.250%, 11/29/2028, 144A	6,216,750
7,228,000	IHS Netherlands Holdco BV, 8.000%, 9/18/2027, 144A	7,656,548
2,580,000	Kenbourne Invest S.A., 4.700%, 1/22/2028, 144A	2,524,014
5,345,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	5,569,918
490,000	Liquid Telecommunications Financing PLC, 5.500%, 9/04/2026, 144A	504,930
1,903,500	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	1,971,265
4,225,500	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	4,593,964
16,600,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	15,936,000
8,849,000	SoftBank Group Corp., 4.625%, 7/06/2028	8,597,117
4,091,000	SoftBank Group Corp., 5.250%, 7/06/2031	4,085,886
4,050,000	T-Mobile USA, Inc., 2.400%, 3/15/2029, 144A	4,089,203
7,265,000	T-Mobile USA, Inc., 2.700%, 3/15/2032, 144A	7,309,766
27,610,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	28,132,933
13,640,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	14,190,783

		146,759,900

	Wirelines — 0.5%
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	372,778
1,240,000	Lumen Technologies, Inc., 5.625%, 4/01/2025	1,311,573
6,071,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	6,421,084
16,440,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	17,702,674

		25,808,109

	Total Non-Convertible Bonds (Identified Cost $3,573,681,581)	3,623,162,061

Convertible Bonds — 7.1%
	Airlines — 0.6%
3,695,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	3,444,544
21,130,000	Southwest Airlines Co., 1.250%, 5/01/2025	28,166,290

		31,610,834

	Cable Satellite — 3.0%
14,660,000	DISH Network Corp., 2.375%, 3/15/2024	14,036,950
143,750,000	DISH Network Corp., 3.375%, 8/15/2026	136,066,994

		150,103,944

	Consumer Cyclical Services — 0.4%
205,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(l)	235,853
5,830,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(m)	4,940,925
12,095,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(m)	11,961,592
1,200,000	Zillow Group, Inc., 1.375%, 9/01/2026	1,928,250

		19,066,620

	Gaming — 0.1%
2,335,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	5,533,962

	Healthcare — 0.5%
29,355,000	Teladoc Health, Inc., 1.250%, 6/01/2027	26,731,397

	Leisure — 0.2%
11,050,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	10,384,127

	Media Entertainment — 0.5%
5,925,000	Bilibili, Inc., 0.500%, 12/01/2026, 144A	5,042,175
8,280,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(l)	7,415,568
15,775,000	Zynga, Inc., Zero Coupon, 0.456%-1.992%, 12/15/2026(c)(m)	14,396,128

		26,853,871

	Pharmaceuticals — 1.1%
8,280,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	8,657,568
27,195,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	28,367,104
5,015,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(l)	4,410,191
9,520,000	Livongo Health, Inc., 0.875%, 6/01/2025	10,917,346

		52,352,209

	Technology — 0.7%
5,380,000	Nutanix, Inc., 0.250%, 10/01/2027, 144A	4,895,800
10,440,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	19,777,536
13,215,000	Splunk, Inc., 1.125%, 6/15/2027	12,322,987

		36,996,323

	Total Convertible Bonds (Identified Cost $377,993,933)	359,633,287

Municipals — 1.4%
	Virginia — 1.4%
66,375,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $66,369,252)	69,730,103

	Total Bonds and Notes (Identified Cost $4,018,044,766)	4,052,525,451

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 0.9%
	Airlines — 0.1%
$5,869,137	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(b)(n)	$5,877,119

	Chemicals — 0.1%
7,037,600	Aruba Investments, Inc., 2020 2nd Lien Term Loan, 6-month LIBOR + 7.750%, 8.500%, 11/24/2028(b)(n)	7,049,353

	Healthcare — 0.1%
4,651,489	Medline Borrower, LP, USD Term Loan B, 1-month LIBOR + 3.250%, 3.750%, 10/23/2028(b)(o)	4,649,442

	Independent Energy — 0.3%
12,660,000	Ascent Resources – Utica, 2020 Fixed 2nd Lien Term Loan, 3-month LIBOR + 9.000%, 10.000%, 11/01/2025(b)(p)	13,651,658

	Lodging — 0.2%
6,010,723	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1-month LIBOR + 3.000%, 3.500%, 8/02/2028(b)(o)	6,015,231
2,369,063	Motel 6, Term Loan B, 1-month LIBOR + 5.000%, 5.750%, 9/09/2026(b)(n)	2,379,439

		8,394,670

	Pharmaceuticals — 0.1%
5,183,950	Jazz Financing Lux S.a.r.l., USD Term Loan, 1-month LIBOR + 3.500%, 4.000%, 5/05/2028(b)(o)	5,200,487

	Total Senior Loans (Identified Cost $43,566,947)	44,822,729

Collateralized Loan Obligations — 2.7%
4,475,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3-month LIBOR + 1.600%, 1.730%, 7/20/2034, 144A(b)(c)	4,444,709
4,955,000	AGL CLO 12 Ltd., Series 2021-12A, Class D, 3-month LIBOR + 2.850%, 2.980%, 7/20/2034, 144A(b)	4,954,813
1,245,000	AGL CLO 7 Ltd., Series 2020-7A, Class DR, 3-month LIBOR + 3.100%, 3.224%, 7/15/2034, 144A(b)	1,244,986
4,390,000	AIG CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.950%, 3.078%, 4/22/2034, 144A(b)	4,325,365
3,780,000	AIG CLO Ltd., Series 2021-2A, Class D, 3-month LIBOR + 3.050%, 3.140%, 7/20/2034, 144A(b)	3,761,664
2,675,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3-month LIBOR + 3.000%, 3.116%, 10/15/2034, 144A(b)	2,680,090
6,730,000	Assurant CLO Ltd., Series 2018-3A, Class DR, 3-month LIBOR + 3.100%, 3.232%, 10/20/2031, 144A(b)	6,729,922
3,025,000	Bain Capital Credit CLO Ltd, Series 2017-2A, Class DR2, 3-month LIBOR + 3.100%, 3.224%, 7/25/2034, 144A(b)	3,024,982
1,505,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class DR, 3-month LIBOR + 3.000%, 3.122%, 1/17/2032, 144A(b)	1,504,985
3,530,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3-month LIBOR + 2.950%, 3.082%, 7/20/2032, 144A(b)	3,526,610
3,095,000	CIFC Funding Ltd., Series 2021-5A, Class D, 3-month LIBOR + 3.250%, 3.371%, 7/15/2034, 144A(b)	3,102,966
4,775,000	Crown City CLO I, Series 2020-1A, Class CR, 3-month LIBOR + 3.420%, 3.552%, 7/20/2034, 144A(b)	4,774,933
5,230,000	Elmwood CLO V Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.100%, 3.232%, 10/20/2034, 144A(b)	5,244,344
2,890,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3-month LIBOR + 2.850%, 2.982%, 1/20/2034, 144A(b)	2,867,539
980,000	LCM 30 Ltd., Series 30A, Class CR, 3-month LIBOR + 2.000%, 2.132%, 4/20/2031, 144A(b)	977,479
2,965,000	LCM 30 Ltd., Series 30A, Class DR, 3-month LIBOR + 3.000%, 3.132%, 4/20/2031, 144A(b)	2,946,556
10,665,000	Madison Park Funding XXIII Ltd., Series 2017-23A, Class DR, 3-month LIBOR + 3.200%, 3.335%, 7/27/2031, 144A(b)	10,675,285
990,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 3.124%, 1/23/2031, 144A(b)	990,059
6,010,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3-month LIBOR + 1.650%, 1.774%, 7/15/2034, 144A(b)(c)	6,009,984
8,055,000	OCP CLO Ltd., Series 2019-17A, Class DR, 3-month LIBOR + 3.100%, 3.232%, 7/20/2032, 144A(b)	8,054,907
7,155,000	Octagon Investment Partners 42 Ltd., Series 2019-3A, Class DR, 3-month LIBOR + 3.150%, 3.274%, 7/15/2034, 144A(b)	7,173,623
3,125,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.300%, 3.424%, 7/15/2036, 144A(b)	3,141,312
8,250,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3-month LIBOR + 1.650%, 1.782%, 7/02/2035, 144A(b)(c)	8,221,624
6,450,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class DR, 3-month LIBOR + 2.900%, 3.032%, 7/02/2035, 144A(b)	6,393,678
9,695,000	Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, 3-month LIBOR + 1.500%, 1.624%, 10/17/2031, 144A(b)(c)	9,646,841
970,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3-month LIBOR + 1.700%, 1.860%, 5/21/2034, 144A(b)	971,381
7,615,000	Palmer Square CLO Ltd., Series 2015-1A, Class CR4, 3-month LIBOR + 2.850%, 3.010%, 5/21/2034, 144A(b)	7,556,409
12,510,000	Palmer Square CLO Ltd., Series 2021-4A, Class E, 3-month LIBOR + 6.050%, 6.186%, 10/15/2034, 144A(b)	12,002,057
400,000	THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, 3-month LIBOR + 2.950%, 3.082%, 1/20/2031, 144A(b)	394,880
1,540,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3-month LIBOR + 3.750%, 3.893%, 10/20/2034, 144A(b)	1,552,592

	Total Collateralized Loan Obligations (Identified Cost $139,661,389)	138,896,575

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund — (continued)

Shares	Description	Value (†)
Common Stocks — 10.9%
	Aerospace & Defense — 0.3%
45,658	Lockheed Martin Corp.	$16,227,310

	Air Freight & Logistics — 0.3%
67,232	United Parcel Service, Inc., Class B	14,410,507

	Beverages — 0.3%
272,797	Coca-Cola Co. (The)	16,152,310

	Biotechnology — 0.3%
124,546	AbbVie, Inc.	16,863,528

	Capital Markets — 0.5%
14,753	BlackRock, Inc.	13,507,257
143,912	Morgan Stanley	14,126,402

		27,633,659

	Chemicals — 0.3%
486,632	Hexion Holdings Corp., Class B(j)	13,625,696

	Communications Equipment — 0.3%
256,402	Cisco Systems, Inc.	16,248,195

	Electric Utilities — 0.6%
143,912	Duke Energy Corp.	15,096,369
168,648	NextEra Energy, Inc.	15,744,977

		30,841,346

	Electronic Equipment, Instruments & Components — 0.3%
363,031	Corning, Inc.	13,515,644

	Food & Staples Retailing — 0.3%
97,415	Walmart, Inc.	14,094,976

	Health Care Equipment & Supplies — 0.3%
103,141	Abbott Laboratories	14,516,064

	Health Care Providers & Services — 0.5%
30,276	Anthem, Inc.	14,034,137
19,299	UnitedHealth Group, Inc.	9,690,800

		23,724,937

	Hotels, Restaurants & Leisure — 0.3%
128,494	Starbucks Corp.	15,029,943

	Household Products — 0.3%
98,202	Procter & Gamble Co. (The)	16,063,883

	IT Services — 0.5%
38,260	Accenture PLC, Class A	15,860,683
30,584	Automatic Data Processing, Inc.	7,541,403

		23,402,086

	Machinery — 0.5%
61,122	Cummins, Inc.	13,333,153
40,037	Deere & Co.	13,728,287

		27,061,440

	Media — 0.8%
888,696	Altice USA, Inc., Class A(j)	14,379,101
330,415	Comcast Corp., Class A	16,629,787
461,939	iHeartMedia, Inc., Class A(j)	9,719,197

		40,728,085

	Metals & Mining — 0.3%
271,209	Newmont Corp.	16,820,382

	Oil, Gas & Consumable Fuels — 0.6%
9,229	Battalion Oil Corp.(j)	90,444
135,703	Chevron Corp.	15,924,747
26,801	Ranger Oil Corp., Class A(j)	721,483
21,566	Whiting Petroleum Corp.(j)	1,394,889
390,271	Williams Cos., Inc. (The)	10,162,657

		28,294,220

	Pharmaceuticals — 0.7%
200,334	Bristol-Myers Squibb Co.	12,490,825
80,387	Johnson & Johnson	13,751,804
142,266	Merck & Co., Inc.	10,903,266

		37,145,895

	Professional Services — 0.0%
5,336	Clarivate PLC(j)	125,503

	REITs – Diversified — 0.3%
52,651	American Tower Corp.	15,400,418

	Road & Rail — 0.3%
59,209	Union Pacific Corp.	14,916,523

	Semiconductors & Semiconductor Equipment — 0.3%
13,344	Broadcom, Inc.	8,879,231
44,064	Texas Instruments, Inc.	8,304,742

		17,183,973

	Software — 0.3%
23,768	iQor Holdings, Inc.(f)(g)(j)	174,291
42,704	Microsoft Corp.	14,362,209

		14,536,500

	Specialty Retail — 0.2%
26,099	Home Depot, Inc. (The)	10,831,346

	Technology Hardware, Storage & Peripherals — 0.4%
100,294	Apple, Inc.	17,809,206

	Wireless Telecommunication Services — 0.8%
329,973	T-Mobile US, Inc.(j)	38,270,269

	Total Common Stocks (Identified Cost $515,463,369)	551,473,844

Preferred Stocks — 1.9%
Convertible Preferred Stocks — 1.6%
	Banking — 0.8%
19,083	Bank of America Corp., Series L, 7.250%	27,582,568
7,500	Wells Fargo & Co., Class A, Series L, 7.500%	11,178,975

		38,761,543

	Food & Beverage — 0.0%
13,400	Bunge Ltd., 4.875%	1,695,770

	Healthcare — 0.1%
19,923	Boston Scientific Corp., Series A, 5.500%	2,284,371

	Midstream — 0.2%
242,297	El Paso Energy Capital Trust I, 4.750%	12,257,805

	Technology — 0.2%
115,400	Clarivate PLC, Series A, 5.250%	10,485,244

	Wireless — 0.3%
16,212	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(f)(g)	16,904,415

	Total Convertible Preferred Stocks (Identified Cost $77,006,252)	82,389,148

Non-Convertible Preferred Stocks — 0.3%
	Finance Companies — 0.0%
10,425	iStar, Inc., Series G, 7.650%	265,942

	Home Construction — 0.1%
208,246	Hovnanian Enterprises, Inc., 7.625%	4,789,658

	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,995,000

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
REITs – Warehouse/Industrials — 0.2%
116,192	Prologis, Inc., Series Q, 8.540%	$7,110,950

	Total Non-Convertible Preferred Stocks (Identified Cost $8,540,568)	14,161,550

	Total Preferred Stocks (Identified Cost $85,546,820)	96,550,698

Closed-End Investment Companies — 0.0%
170,849	NexPoint Diversified Real Estate Trust (Identified Cost $10,238,824)	2,320,129

Principal Amount (‡)
Short-Term Investments — 2.2%
$111,080,788	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $111,080,788 on 1/03/2022 collateralized by $82,159,100 U.S. Treasury Bond, 4.250% due 11/15/2040 valued at $113,302,493 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $111,080,788)	111,080,788

	Total Investments — 98.6% (Identified Cost $4,923,602,903)	4,997,670,214
	Other assets less liabilities — 1.4%	69,906,228

	Net Assets — 100.0%	$5,067,576,442

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2021 is disclosed.
(b)	Variable rate security. Rate as of December 31, 2021 is disclosed.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Perpetual bond with no specified maturity date.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Illiquid security. (Unaudited)
(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2021, the value of these securities amounted to $78,951,257 or 1.6% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(i)	Fair valued by the Fund’s adviser. At December 31, 2021, the value of these securities amounted to $3,333,390 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Non-income producing security.
(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(m)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(n)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.75%, to which the spread is added. See Note 9 of Notes to Financial Statements.
(o)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.50%, to which the spread is added. See Note 9 of Notes to Financial Statements.
(p)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 1.00%, to which the spread is added. See Note 9 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $1,779,963,496 or 35.1% of net assets.

ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
BRL	Brazilian Real
INR	Indian Rupee
MXN	Mexican Peso

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of December 31, 2021

Loomis Sayles Strategic Income Fund – (continued)

At December 31, 2021, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 37 500, 5-Year	5.00%	12/20/2026	2.93%	266,000,000	$23,930,206	$24,756,532	$826,325
CDX.NA HY* Series 37 500, 5-Year	5.00%	12/20/2026	2.93%	47,000,000	3,474,840	4,374,274	899,435
CDX.NA HY* Series 37 500, 5-Year	5.00%	12/20/2026	2.93%	95,055,000	7,887,824	8,846,737	958,913

Total						$37,977,543	$2,684,673

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3/03/2022	BRL S	75,391,000	$13,099,859	$13,348,661	$(248,802)

At December 31, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10-Year U.S. Treasury Note	3/22/2022	971	$140,471,735	$142,190,813	$(1,719,078)

Industry Summary at December 31, 2021

Treasuries	14.0%
Cable Satellite	7.5
Finance Companies	4.1
ABS Home Equity	3.8
Metals & Mining	3.4
Wireless	3.2
Pharmaceuticals	3.2
Independent Energy	3.1
Banking	3.1
Airlines	2.7
Technology	2.6
Consumer Cyclical Services	2.2
Food & Beverage	2.0
Aerospace & Defense	2.0
Other Investments, less than 2% each	36.8
Collateralized Loan Obligations	2.7
Short-Term Investments	2.2
Closed-End Investment Companies	0.0 *

Total Investments	98.6
Other assets less liabilities (including swap agreements, forward foreign currency and futures contracts)	1.4

Net Assets	100.0%

*	Less than 0.1%

See accompanying notes to financial statements.

75  |

Statements of Assets and Liabilities

December 31, 2021

	High Income Fund	Intermediate Municipal Bond Fund	Investment Grade Bond Fund	Strategic Alpha Fund
ASSETS
Investments at cost	$126,533,027	$37,985,817	$6,099,177,949	$1,452,689,381
Net unrealized appreciation (depreciation)	(2,095,402)	1,206,160	255,277,314	(20,355,444)

Investments at value	124,437,625	39,191,977	6,354,455,263	1,432,333,937
Cash	27,292	—	—	230,304
Due from brokers (Note 2)	1,375,000	—	557	12,620,000
Foreign currency at value (identified cost $0, $0, $0 and $1,545,568, respectively)	—	—	—	1,324,638
Receivable for Fund shares sold	143,060	365,427	28,358,338	5,482,508
Receivable for securities sold	9,310	5,000	1,896,809	534,371
Collateral received for open forward foreign currency contracts or swap agreements (Notes 2 and 4)	—	—	—	1,009,581
Dividends and interest receivable	1,746,196	430,141	38,058,082	11,314,179
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	—	1,326,616
Tax reclaims receivable	—	—	—	647
Receivable for variation margin on futures contracts (Note 2)	—	—	4,678,870	—
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	—	—	69,872
Prepaid expenses (Note 8)	8	3	385	87

TOTAL ASSETS	127,738,491	39,992,548	6,427,448,304	1,466,246,740

LIABILITIES
Options written, at value (premiums received $0, $0, $0 and $206,068, respectively) (Note 2)	—	—	—	275,155
Payable for securities purchased	25,902	—	4,318,174	916,137
Unrealized depreciation on bilateral swap agreements (Note 2)	—	—	—	293,438
Payable for Fund shares redeemed	29,351	2,988	8,829,541	612,165
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	—	58,994
Payable for variation margin on centrally cleared swap agreements (Note 2)	—	—	—	64,488
Payable to custodian bank (Note 10)	—	—	4,218,997	—
Due to brokers (Note 2)	—	—	—	1,009,581
Payable for variation margin on futures contracts (Note 2)	—	—	—	1,002,786
Distributions payable	—	14,947	—	—
Management fees payable (Note 6)	59,612	2,659	2,028,891	725,452
Deferred Trustees’ fees (Note 6)	236,855	80,164	1,296,342	247,753
Administrative fees payable (Note 6)	4,547	1,450	231,892	52,160
Payable to distributor (Note 6d)	1,162	164	42,672	5,241
Audit and tax services fees payable	52,636	52,791	63,639	87,503
Other accounts payable and accrued expenses	507	4,862	223,462	46,211

TOTAL LIABILITIES	410,572	160,025	21,253,610	5,397,064

NET ASSETS	$127,327,919	$39,832,523	$6,406,194,694	$1,460,849,676

NET ASSETS CONSIST OF:
Paid-in capital	$137,344,543	$39,029,643	$6,150,967,116	$1,498,984,326
Accumulated earnings (loss)	(10,016,624)	802,880	255,227,578	(38,134,650)

NET ASSETS	$127,327,919	$39,832,523	$6,406,194,694	$1,460,849,676

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$20,470,398	$6,734,275	$793,271,479	$41,764,725

Shares of beneficial interest	4,769,573	645,135	70,731,766	4,037,723

Net asset value and redemption price per share	$4.29	$10.44	$11.22	$10.34

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.48	$10.76	$11.72	$10.80

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,795,174	$736,235	$80,099,162	$4,265,649

Shares of beneficial interest	416,517	70,507	7,232,445	413,155

Net asset value and offering price per share	$4.31	$10.44	$11.07	$10.32

Class N shares:
Net assets	$105,445	$—	$1,473,019,886	$484,004,751

Shares of beneficial interest	24,563	—	131,330,111	46,898,694

Net asset value, offering and redemption price per share	$4.29	$—	$11.22	$10.32

Class Y shares:
Net assets	$104,956,902	$32,362,013	$3,920,634,950	$930,814,551

Shares of beneficial interest	24,507,447	3,095,254	349,330,322	90,242,568

Net asset value, offering and redemption price per share	$4.28	$10.46	$11.22	$10.31

Admin Class shares:
Net assets	$—	$—	$139,169,217	$—

Shares of beneficial interest	—	—	12,446,843	—

Net asset value, offering and redemption price per share	$—	$—	$11.18	$—

See accompanying notes to financial statements.

|  76

Statements of Assets and Liabilities (continued)

December 31, 2021

Strategic Income Fund
ASSETS
Investments at cost	$4,923,602,903
Net unrealized appreciation	74,067,311

Investments at value	4,997,670,214
Cash	3,722,300
Due from brokers (Note 2)	34,385,000
Foreign currency at value (identified cost $10,931,721)	10,575,889
Receivable for Fund shares sold	4,782,677
Receivable for securities sold	1,765,275
Dividends and interest receivable	40,349,642
Receivable for variation margin on centrally cleared swap agreements (Note 2)	367,323
Prepaid expenses (Note 8)	334

TOTAL ASSETS	5,093,618,654

LIABILITIES
Payable for securities purchased	1,648,947
Payable for Fund shares redeemed	18,737,002
Unrealized depreciation on forward foreign currency contracts (Note 2)	248,802
Payable for variation margin on futures contracts (Note 2)	257,837
Management fees payable (Note 6)	2,427,792
Deferred Trustees’ fees (Note 6)	2,173,505
Administrative fees payable (Note 6)	183,434
Payable to distributor (Note 6d)	44,077
Audit and tax services fees payable	63,622
Other accounts payable and accrued expenses	257,194

TOTAL LIABILITIES	26,042,212

NET ASSETS	$5,067,576,442

NET ASSETS CONSIST OF:
Paid-in capital	$5,218,148,025
Accumulated loss	(150,571,583)

NET ASSETS	$5,067,576,442

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,512,939,216

Shares of beneficial interest	106,615,348

Net asset value and redemption price per share	$14.19

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.82

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$120,090,870

Shares of beneficial interest	8,365,398

Net asset value and offering price per share	$14.36

Class N shares:
Net assets	$280,661,131

Shares of beneficial interest	19,801,259

Net asset value, offering and redemption price per share	$14.17

Class Y shares:
Net assets	$3,058,634,756

Shares of beneficial interest	215,831,883

Net asset value, offering and redemption price per share	$14.17

Admin Class shares:
Net assets	$95,250,469

Shares of beneficial interest	6,737,502

Net asset value, offering and redemption price per share	$14.14

See accompanying notes to financial statements.

77  |

Statements of Operations

For the Year Ended December 31, 2021

	High Income Fund	Intermediate Municipal Bond Fund	Investment Grade Bond Fund	Strategic Alpha Fund
INVESTMENT INCOME
Interest	$5,776,001	$756,886	$183,579,793	$47,022,884
Dividends	147,469	—	4,168,229	1,981,348
Less net foreign taxes withheld	(319)	—	—	(4,471)

	5,923,151	756,886	187,748,022	48,999,761

Expenses
Management fees (Note 6)	726,613	157,758	25,154,197	8,512,743
Service and distribution fees (Note 6)	81,001	28,008	3,721,445	160,039
Administrative fees (Note 6)	51,604	16,838	2,691,907	611,010
Trustees’ fees and expenses (Note 6)	43,620	22,544	349,664	82,200
Transfer agent fees and expenses (Notes 6 and 7)	110,759	25,403	3,678,938	461,470
Audit and tax services fees	46,447	52,794	58,207	87,523
Custodian fees and expenses	17,523	5,888	165,590	72,418
Legal fees (Note 8)	4,011	1,349	202,113	48,681
Registration fees	72,858	53,813	224,887	103,780
Shareholder reporting expenses	33,732	5,309	363,839	42,531
Miscellaneous expenses	31,791	26,618	179,554	65,034

Total expenses	1,219,959	396,322	36,790,341	10,247,429
Less waiver and/or expense reimbursement (Note 6)	(233,748)	(190,826)	(2,306,970)	—

Net expenses	986,211	205,496	34,483,371	10,247,429

Net investment income	4,936,940	551,390	153,264,651	38,752,332

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	3,275,784	7,914	90,483,662	30,804,397
Futures contracts	—	—	18,565,540	(7,826,027)
Options written	—	—	—	(251,233)
Swap agreements	199,773	—	—	4,308,761
Forward foreign currency contracts (Note 2d)	—	—	—	(2,922,623)
Foreign currency transactions (Note 2c)	—	—	—	(190,942)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,618,963)	(396,090)	(239,169,437)	(42,089,600)
Futures contracts	—	—	(7,262,263)	(2,350,300)
Options written	—	—	—	(77,419)
Swap agreements	—	—	—	(3,091,275)
Forward foreign currency contracts (Note 2d)	—	—	—	4,329,189
Foreign currency translations (Note 2c)	—	—	—	(487,903)
Net realized and unrealized loss on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	(1,143,406)	(388,176)	(137,382,498)	(19,844,975)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,793,534	$163,214	$15,882,153	$18,907,357

See accompanying notes to financial statements.

|  78

Statements of Operations (continued)

For the Year Ended December 31, 2021

Strategic Income Fund
INVESTMENT INCOME
Interest from unaffiliated investments	$131,753,962
Interest from affiliated investments (Note 6)	487,960
Dividends	19,557,315
Less net foreign taxes withheld	(17,405)

151,781,832

Expenses
Management fees (Note 6)	30,794,434
Service and distribution fees (Note 6)	6,212,192
Administrative fees (Note 6)	2,299,170
Trustees’ fees and expenses (Note 6)	423,759
Transfer agent fees and expenses (Notes 6 and 7)	3,920,991
Audit and tax services fees	63,546
Custodian fees and expenses	194,855
Legal fees (Note 8)	197,356
Registration fees	112,829
Shareholder reporting expenses	412,599
Miscellaneous expenses	235,940

Total expenses	44,867,671
Less waiver and/or expense reimbursement (Note 6)	(378,293)

Net expenses	44,489,378

Net investment income	107,292,454

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Unaffiliated investments	26,120,319
Futures contracts	682,009
Swap agreements	10,530,378
Forward foreign currency contracts (Note 2d)	(455,275)
Foreign currency transactions (Note 2c)	(57,241)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	47,790,167
Affiliated investments	20,848,393
Futures contracts	(1,719,078)
Swap agreements	2,684,673
Forward foreign currency contracts (Note 2d)	(248,802)
Foreign currency translations (Note 2c)	(348,710)
Net realized and unrealized gain on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	105,826,833

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$213,119,287

See accompanying notes to financial statements.

79  |

Statements of Changes in Net Assets

	High Income Fund		Intermediate Municipal Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$4,936,940	$5,806,947	$551,390	$414,488
Net realized gain (loss) on investments and swap agreements	3,475,557	(4,673,658)	7,914	184,411
Net change in unrealized appreciation (depreciation) on investments	(4,618,963)	2,338,998	(396,090)	430,359

Net increase in net assets resulting from operations	3,793,534	3,472,287	163,214	1,029,258

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(946,674)	(1,244,423)	(98,610)	(151,821)
Class C	(73,463)	(131,410)	(4,526)	(13,774)
Class N	(275,475)	(739,980)	—	—
Class Y	(4,075,764)	(4,149,317)	(465,520)	(249,452)

Total distributions	(5,371,376)	(6,265,130)	(568,656)	(415,047)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	16,187,734	(31,816,114)	3,046,502	17,552,248

Net increase (decrease) in net assets	14,609,892	(34,608,957)	2,641,060	18,166,459
NET ASSETS
Beginning of the year	112,718,027	147,326,984	37,191,463	19,025,004

End of the year	$127,327,919	$112,718,027	$39,832,523	$37,191,463

See accompanying notes to financial statements.

|  80

Statements of Changes in Net Assets (continued)

	Investment Grade Bond Fund		Strategic Alpha Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$153,264,651	$164,483,540	$38,752,332	$36,177,393
Net realized gain (loss) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	109,049,202	275,303,966	23,922,333	(1,064,890)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency translations	(246,431,700)	176,877,424	(43,767,308)	71,358,169

Net increase in net assets resulting from operations	15,882,153	616,664,930	18,907,357	106,470,672

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(30,802,007)	(66,337,702)	(799,143)	(708,457)
Class C	(2,795,363)	(10,552,630)	(53,976)	(158,470)
Class N	(58,322,546)	(96,560,712)	(12,165,057)	(11,490,422)
Class Y	(158,314,703)	(284,270,221)	(18,704,272)	(15,871,781)
Admin Class	(4,776,384)	(8,996,534)	—	—

Total distributions	(255,011,003)	(466,717,799)	(31,722,448)	(28,229,130)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	620,561,500	300,818,816	158,648,418	(63,947,948)

Net increase in net assets	381,432,650	450,765,947	145,833,327	14,293,594
NET ASSETS
Beginning of the year	6,024,762,044	5,573,996,097	1,315,016,349	1,300,722,755

End of the year	$6,406,194,694	$6,024,762,044	$1,460,849,676	$1,315,016,349

See accompanying notes to financial statements.

81  |

Statements of Changes in Net Assets (continued)

	Strategic Income Fund
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income	$107,292,454	$44,046,477	$229,871,606
Net realized gain (loss) on investments, futures contracts, swap agreements, forward currency contracts and foreign currency transactions	36,820,190	(327,238,965)	(100,631,884)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency translations	69,006,643	595,874,403	(199,460,920)

Net increase (decrease) in net assets resulting from operations	213,119,287	312,681,915	(70,221,198)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(41,929,319)	(33,250,024)	(60,755,051)
Class C	(3,065,889)	(4,600,466)	(12,091,933)
Class N	(7,514,115)	(4,334,379)	(7,404,708)
Class Y	(94,327,240)	(75,910,796)	(150,040,710)
Admin Class	(2,347,779)	(1,932,234)	(3,669,167)

Total distributions	(149,184,342)	(120,027,899)	(233,961,569)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(985,523,294)	(255,047,276)	(797,576,770)

Net decrease in net assets	(921,588,349)	(62,393,260)	(1,101,759,537)
NET ASSETS
Beginning of the year	5,989,164,791	6,051,558,051	7,153,317,588

End of the year	$5,067,576,442	$5,989,164,791	$6,051,558,051

(a)	For the three month period ended December 31, 2020 due to change in fiscal year.

See accompanying notes to financial statements.

|  82

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$4.35	$4.25		$3.99		$4.25		$4.37	$4.23

Income (loss) from Investment Operations:
Net investment income(a)	0.17	0.20		0.20		0.05		0.20	0.22
Net realized and unrealized gain (loss)	(0.05)	0.12	(b)	0.27		(0.24)		(0.14)	0.12

Total from Investment Operations	0.12	0.32		0.47		(0.19)		0.06	0.34

Less Distributions From:
Net investment income	(0.18)	(0.22)		(0.21)		(0.06)		(0.18)	(0.20)
Net realized capital gains	—	—		—		(0.01)		—	—

Total Distributions	(0.18)	(0.22)		(0.21)		(0.07)		(0.18)	(0.20)

Net asset value, end of the period	$4.29	$4.35		$4.25		$3.99		$4.25	$4.37

Total return(c)(d)	2.87%	8.16%		11.94%		(4.54	)%(e)	1.41%	8.17%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$20,470	$41,547		$23,199		$23,125		$26,175	$34,039
Net expenses(f)	1.00%	1.00%		1.03	%(g)	1.05	%(h)	1.05%	1.09	%(i)
Gross expenses	1.19%	1.22%		1.18%		1.27	%(h)	1.16%	1.15%
Net investment income	3.83%	4.91%		4.84%		5.13	%(h)	4.73%	5.03%
Portfolio turnover rate	67%	99	%(j)	48%		17%		55%	46%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.05% to 1.00%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

83  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$4.37	$4.27		$4.00		$4.27		$4.38	$4.24

Income (loss) from Investment Operations:
Net investment income(a)	0.14	0.17		0.17		0.05		0.17	0.18
Net realized and unrealized gain (loss)	(0.05)	0.12	(b)	0.28		(0.26)		(0.13)	0.12

Total from Investment Operations	0.09	0.29		0.45		(0.21)		0.04	0.30

Less Distributions From:
Net investment income	(0.15)	(0.19)		(0.18)		(0.05)		(0.15)	(0.16)
Net realized capital gains	—	—		—		(0.01)		—	—

Total Distributions	(0.15)	(0.19)		(0.18)		(0.06)		(0.15)	(0.16)

Net asset value, end of the period	$4.31	$4.37		$4.27		$4.00		$4.27	$4.38

Total return(c)(d)	2.07%	7.30%		11.32%		(4.95	)%(e)	0.86%	7.33%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,795	$2,933		$3,836		$5,351		$6,248	$11,227
Net expenses(f)	1.75%	1.75%		1.78	%(g)	1.80	%(h)	1.80%	1.84	%(i)
Gross expenses	1.94%	1.97%		1.93%		2.02	%(h)	1.91%	1.90%
Net investment income	3.14%	4.24%		4.11%		4.38	%(h)	3.99%	4.29%
Portfolio turnover rate	67%	99	%(j)	48%		17%		55%	46%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.80% to 1.75%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Period Ended September 30, 2017**
Net asset value, beginning of the period	$4.36		$4.25		$3.99		$4.25		$4.36	$4.16

Income (loss) from Investment Operations:
Net investment income(a)	0.18		0.21		0.22		0.06		0.20	0.19
Net realized and unrealized gain (loss)	(0.05)		0.14	(b)	0.26		(0.25)		(0.12)	0.18

Total from Investment Operations	0.13		0.35		0.48		(0.19)		0.08	0.37

Less Distributions From:
Net investment income	(0.20)		(0.24)		(0.22)		(0.06)		(0.19)	(0.17)
Net realized capital gains	—		—		—		(0.01)		—	—

Total Distributions	(0.20)		(0.24)		(0.22)		(0.07)		(0.19)	(0.17)

Net asset value, end of the period	$4.29		$4.36		$4.25		$3.99		$4.25	$4.36

Total return(c)	2.95	%(d)	8.73%		12.28%		(4.47	)%(e)	1.96%	8.99	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$105		$14,783		$11,977		$10,417		$10,338	$1
Net expenses(f)	0.70%		0.70%		0.72	%(g)	0.75	%(h)	0.75%	0.75	%(h)(i)
Gross expenses	0.86%		0.88%		0.82%		0.89	%(h)	0.79%	31.73	%(h)
Net investment income	4.10%		5.28%		5.13%		5.45	%(h)	4.65%	5.19	%(h)
Portfolio turnover rate	67%		99	%(j)	48%		17%		55%	46	%(k)

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
**	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 0.75% to 0.70%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(k)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$4.34	$4.25		$3.98		$4.24		$4.36	$4.22

Income (loss) from Investment Operations:
Net investment income(a)	0.18	0.22		0.21		0.06		0.21	0.23
Net realized and unrealized gain (loss)	(0.05)	0.10	(b)	0.28		(0.25)		(0.14)	0.12

Total from Investment Operations	0.13	0.32		0.49		(0.19)		0.07	0.35

Less Distributions From:
Net investment income	(0.19)	(0.23)		(0.22)		(0.06)		(0.19)	(0.21)
Net realized capital gains	—	—		—		(0.01)		—	—

Total Distributions	(0.19)	(0.23)		(0.22)		(0.07)		(0.19)	(0.21)

Net asset value, end of the period	$4.28	$4.34		$4.25		$3.98		$4.24	$4.36

Total return(c)	3.15%	8.19%		12.52%		(4.49	)%(d)	1.68%	8.47%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$104,957	$53,456		$108,315		$97,585		$127,699	$133,940
Net expenses(e)	0.75%	0.75%		0.77	%(f)	0.80	%(g)	0.80%	0.84	%(h)
Gross expenses	0.95%	0.98%		0.93%		1.02	%(g)	0.91%	0.90%
Net investment income	4.16%	5.32%		5.07%		5.39	%(g)	4.98%	5.28%
Portfolio turnover rate	67%	99	%(i)	48%		17%		55%	46%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 0.80% to 0.75%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(i)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$10.55	$10.38	$9.97	$10.17	$9.89

Income (loss) from Investment Operations:
Net investment income(a)	0.13	0.19	0.24	0.22	0.19
Net realized and unrealized gain (loss)	(0.11)	0.17	0.41	(0.19)	0.28

Total from Investment Operations	0.02	0.36	0.65	0.03	0.47

Less Distributions From:
Net investment income	(0.13)	(0.19)	(0.24)	(0.23)	(0.19)

Net asset value, end of the period	$10.44	$10.55	$10.38	$9.97	$10.17

Total return(b)(c)	0.23%	3.48%	6.54%	0.33%	4.77%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$6,734	$8,941	$7,567	$6,019	$6,004
Net expenses(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	1.18%	1.42%	1.84%	1.30%	1.10%
Net investment income	1.22%	1.78%	2.31%	2.24%	1.87%
Portfolio turnover rate	40%	41%	11%	65%	34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$10.55	$10.38	$9.98	$10.18	$9.90

Income (loss) from Investment Operations:
Net investment income(a)	0.05	0.11	0.16	0.15	0.11
Net realized and unrealized gain (loss)	(0.11)	0.17	0.40	(0.19)	0.28

Total from Investment Operations	(0.06)	0.28	0.56	(0.04)	0.39

Less Distributions From:
Net investment income	(0.05)	(0.11)	(0.16)	(0.16)	(0.11)

Net asset value, end of the period	$10.44	$10.55	$10.38	$9.98	$10.18

Total return(b)(c)	(0.52)%	2.71%	5.64%	(0.42)%	3.98%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$736	$1,050	$1,420	$1,675	$2,395
Net expenses(d)	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	1.93%	2.18%	2.60%	2.05%	1.83%
Net investment income	0.47%	1.08%	1.57%	1.49%	1.10%
Portfolio turnover rate	40%	41%	11%	65%	34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  88

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of the period	$10.56	$10.40	$9.99	$10.19	$9.90

Income (loss) from Investment Operations:
Net investment income(a)	0.15	0.19	0.26	0.25	0.21
Net realized and unrealized gain (loss)	(0.09)	0.18	0.41	(0.20)	0.29

Total from Investment Operations	0.06	0.37	0.67	0.05	0.50

Less Distributions From:
Net investment income	(0.16)	(0.21)	(0.26)	(0.25)	(0.21)

Net asset value, end of the period	$10.46	$10.56	$10.40	$9.99	$10.19

Total return(b)	0.57%	3.63%	6.80%	0.58%	5.13%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$32,362	$27,200	$10,039	$14,510	$28,960
Net expenses(c)	0.45%	0.45%	0.45%	0.45%	0.45%
Gross expenses	0.93%	1.16%	1.60%	1.04%	0.83%
Net investment income	1.47%	1.86%	2.57%	2.47%	2.09%
Portfolio turnover rate	40%	41%	11%	65%	34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

89  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$11.65		$11.33		$10.77		$10.98		$11.30		$11.59

Income (loss) from Investment Operations:
Net investment income(a)	0.26		0.32		0.35		0.08		0.30		0.36
Net realized and unrealized gain (loss)	(0.26)		0.94		0.58		(0.16)		(0.28)		0.05

Total from Investment Operations	0.00	(b)	1.26		0.93		(0.08)		0.02		0.41

Less Distributions From:
Net investment income	(0.26)		(0.32)		(0.36)		(0.08)		(0.21)		(0.26)
Net realized capital gains	(0.17)		(0.62)		(0.01)		(0.05)		(0.13)		(0.44)

Total Distributions	(0.43)		(0.94)		(0.37)		(0.13)		(0.34)		(0.70)

Net asset value, end of the period	$11.22		$11.65		$11.33		$10.77		$10.98		$11.30

Total return(c)	0.07	%(d)	11.41	%(d)	8.78	%(d)	(0.66	)%(d)(e)	0.19	%(d)	3.88%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$793,271		$872,976		$772,485		$721,110		$777,391		$902,955
Net expenses	0.75	%(f)	0.76	%(f)(g)	0.77	%(f)(h)	0.78	%(f)(i)	0.80	%(f)(j)	0.82	%(k)
Gross expenses	0.79%		0.80%		0.81%		0.82	%(i)	0.82%		0.82%
Net investment income	2.24%		2.73%		3.10%		3.09	%(i)	2.73%		3.23%
Portfolio turnover rate	27%		70	%(l)	44	%(m)	39	%(m)	3%		10%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2020, the expense limit decreased from 0.76% to 0.75%.
(h)	Effective July 1, 2019, the expense limit decreased from 0.78% to 0.76%.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Effective July 1, 2018, the expense limit decreased to 0.78%.
(k)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(l)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(m)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  90

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$11.51		$11.20		$10.65		$10.86		$11.19		$11.48

Income (loss) from Investment Operations:
Net investment income(a)	0.17		0.23		0.26		0.06		0.22		0.27
Net realized and unrealized gain (loss)	(0.26)		0.93		0.58		(0.16)		(0.28)		0.06

Total from Investment Operations	(0.09)		1.16		0.84		(0.10)		(0.06)		0.33

Less Distributions From:
Net investment income	(0.18)		(0.23)		(0.28)		(0.06)		(0.14)		(0.18)
Net realized capital gains	(0.17)		(0.62)		(0.01)		(0.05)		(0.13)		(0.44)

Total Distributions	(0.35)		(0.85)		(0.29)		(0.11)		(0.27)		(0.62)

Net asset value, end of the period	$11.07		$11.51		$11.20		$10.65		$10.86		$11.19

Total return(b)	(0.70	)%(c)	10.61	%(c)	7.94	%(c)	(0.86	)%(c)(d)	(0.53	)%(c)	3.12%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$80,099		$132,606		$204,395		$366,068		$412,788		$689,798
Net expenses	1.50	%(e)	1.51	%(e)(f)	1.52	%(e)(g)	1.53	%(e)(h)	1.55	%(e)(i)	1.57	%(j)
Gross expenses	1.54%		1.55%		1.56%		1.57	%(h)	1.57%		1.57%
Net investment income	1.50%		2.01%		2.35%		2.34	%(h)	1.96%		2.49%
Portfolio turnover rate	27%		70	%(k)	44	%(l)	39	%(l)	3%		10%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 1.51% to 1.50%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.53% to 1.51%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 1.53%.
(j)	Effective July 1, 2017, the expense limit decreased to 1.55%.
(k)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(l)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

91  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$11.65		$11.33		$10.78		$10.98		$11.30		$11.58

Income (loss) from Investment Operations:
Net investment income(a)	0.29		0.35		0.38		0.09		0.34		0.39
Net realized and unrealized gain (loss)	(0.25)		0.94		0.58		(0.15)		(0.28)		0.07

Total from Investment Operations	0.04		1.29		0.96		(0.06)		0.06		0.46

Less Distributions From:
Net investment income	(0.30)		(0.35)		(0.40)		(0.09)		(0.25)		(0.30)
Net realized capital gains	(0.17)		(0.62)		(0.01)		(0.05)		(0.13)		(0.44)

Total Distributions	(0.47)		(0.97)		(0.41)		(0.14)		(0.38)		(0.74)

Net asset value, end of the period	$11.22		$11.65		$11.33		$10.78		$10.98		$11.30

Total return	0.37	%(b)	11.74	%(b)	9.11%		(0.58	)%(c)	0.50%		4.34%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,473,020		$1,188,772		$1,367,172		$1,216,690		$1,251,189		$1,203,169
Net expenses	0.45	%(d)	0.46	%(d)(e)	0.47	%(f)	0.48	%(g)	0.47	%(h)	0.48	%(i)
Gross expenses	0.47%		0.47%		0.47%		0.48	%(g)	0.47%		0.48%
Net investment income	2.53%		3.04%		3.40%		3.40	%(g)	3.05%		3.51%
Portfolio turnover rate	27%		70	%(j)	44	%(k)	39	%(k)	3%		10%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 0.46% to 0.45%.
(f)	Effective July 1, 2019, the expense limit decreased from 0.48% to 0.46%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 0.48%.
(i)	Effective July 1, 2017, the expense limit decreased to 0.50%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(k)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  92

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$11.66		$11.34		$10.78		$10.99		$11.31		$11.59

Income (loss) from Investment Operations:
Net investment income(a)	0.29		0.35		0.37		0.09		0.33		0.39
Net realized and unrealized gain (loss)	(0.27)		0.94		0.59		(0.16)		(0.28)		0.06

Total from Investment Operations	0.02		1.29		0.96		(0.07)		0.05		0.45

Less Distributions From:
Net investment income	(0.29)		(0.35)		(0.39)		(0.09)		(0.24)		(0.29)
Net realized capital gains	(0.17)		(0.62)		(0.01)		(0.05)		(0.13)		(0.44)

Total Distributions	(0.46)		(0.97)		(0.40)		(0.14)		(0.37)		(0.73)

Net asset value, end of the period	$11.22		$11.66		$11.34		$10.78		$10.99		$11.31

Total return	0.24	%(b)	11.68	%(b)	9.04	%(b)	(0.59	)%(b)(c)	0.43	%(b)	4.24%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$3,920,635		$3,704,948		$3,118,505		$2,912,537		$3,001,906		$3,453,137
Net expenses	0.50	%(d)	0.51	%(d)(e)	0.52	%(d)(f)	0.53	%(d)(g)	0.55	%(d)(h)	0.57	%(i)
Gross expenses	0.54%		0.55%		0.56%		0.57	%(g)	0.57%		0.57%
Net investment income	2.49%		2.98%		3.35%		3.35	%(g)	2.98%		3.48%
Portfolio turnover rate	27%		70	%(j)	44	%(k)	39	%(k)	3%		10%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 0.51% to 0.50%.
(f)	Effective July 1, 2019, the expense limit decreased from 0.53% to 0.51%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 0.53%.
(i)	Effective July 1, 2017, the expense limit decreased to 0.55%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(k)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

93  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$11.62	$11.30		$10.75		$10.95		$11.28		$11.56

Income (loss) from Investment Operations:
Net investment income(a)	0.23	0.29		0.32		0.08		0.28		0.34
Net realized and unrealized gain (loss)	(0.26)	0.94		0.58		(0.15)		(0.28)		0.06

Total from Investment Operations	(0.03)	1.23		0.90		(0.07)		0.00	(b)	0.40

Less Distributions From:
Net investment income	(0.24)	(0.29)		(0.34)		(0.08)		(0.20)		(0.24)
Net realized capital gains	(0.17)	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)

Total Distributions	(0.41)	(0.91)		(0.35)		(0.13)		(0.33)		(0.68)

Net asset value, end of the period	$11.18	$11.62		$11.30		$10.75		$10.95		$11.28

Total return(c)	(0.26)%	11.17%		8.43%		(0.63	)%(d)	(0.07)%		3.76%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$139,169	$125,460		$111,439		$111,864		$115,301		$25,521
Net expenses(e)	1.00%	1.01	%(f)	1.02	%(g)	1.03	%(h)	1.02	%(i)(j)	1.02	%(k)(l)
Gross expenses	1.04%	1.05%		1.06%		1.07	%(h)	1.05	%(j)	1.03	%(l)
Net investment income	1.98%	2.48%		2.85%		2.85	%(h)	2.56%		3.03%
Portfolio turnover rate	27%	70	%(m)	44	%(n)	39	%(n)	3%		10%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 1.01% to 1.00%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.03% to 1.01%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 1.03%.
(j)	Includes refund of prior year service fee of 0.02%.
(k)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(l)	Includes refund of prior year service fee of 0.05%.
(m)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(n)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  94

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class A
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$10.43		$9.69	$9.62		$9.92		$9.86

Income (loss) from Investment Operations:
Net investment income(a)	0.26		0.28	0.30		0.33		0.32
Net realized and unrealized gain (loss)	(0.15)		0.67	0.04		(0.30)		(0.01)

Total from Investment Operations	0.11		0.95	0.34		0.03		0.31

Less Distributions From:
Net investment income	(0.20)		(0.21)	(0.27)		(0.33)		(0.25)

Net asset value, end of the period	$10.34		$10.43	$9.69		$9.62		$9.92

Total return(b)	1.07%		9.97%	3.58%		0.39%		3.22	%(c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$41,765		$36,067	$48,815		$36,528		$28,020
Net expenses	0.97%		0.99%	0.99%		1.00	%(d)	1.05	%(e)(f)
Gross expenses	0.97%		0.99%	0.99%		1.00	%(d)	1.06%
Net investment income	2.45%		2.81%	3.10%		3.29%		3.26%
Portfolio turnover rate	218	%(i)	498%	414	%(g)	379	%(g)	178	%(h)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.00%.
(g)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(h)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.
(i)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows.

See accompanying notes to financial statements.

95  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class C
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$10.40		$9.66	$9.58		$9.88		$9.82

Income (loss) from Investment Operations:
Net investment income(a)	0.18		0.21	0.23		0.26		0.25
Net realized and unrealized gain (loss)	(0.15)		0.66	0.04		(0.31)		0.00	(b)(c)

Total from Investment Operations	0.03		0.87	0.27		(0.05)		0.25

Less Distributions From:
Net investment income	(0.11)		(0.13)	(0.19)		(0.25)		(0.19)

Net asset value, end of the period	$10.32		$10.40	$9.66		$9.58		$9.88

Total return(d)	0.30%		9.12%	2.87	%(e)	(0.42)%		2.53%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$4,266		$8,962	$16,337		$26,883		$33,759
Net expenses	1.73%		1.74%	1.73	%(f)	1.75	%(g)	1.81	%(h)
Gross expenses	1.73%		1.74%	1.74%		1.75	%(g)	1.81%
Net investment income	1.68%		2.14%	2.33%		2.61%		2.52%
Portfolio turnover rate	218	%(k)	498%	414	%(i)	379	%(i)	178	%(j)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Effective July 1, 2017, the expense limit decreased from 2.05% to 1.75%.
(i)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(j)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.
(k)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows.

See accompanying notes to financial statements.

|  96

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class N
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.41		$9.67	$9.60		$9.90		$9.90

Income (loss) from Investment Operations:
Net investment income(a)	0.29		0.31	0.33		0.34		0.25
Net realized and unrealized gain (loss)	(0.15)		0.67	0.04		(0.28)		(0.04)

Total from Investment Operations	0.14		0.98	0.37		0.06		0.21

Less Distributions From:
Net investment income	(0.23)		(0.24)	(0.30)		(0.36)		(0.21)

Net asset value, end of the period	$10.32		$10.41	$9.67		$9.60		$9.90

Total return	1.38%		10.36%	3.92%		0.68%		2.11	%(b)(c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$484,005		$527,494	$297,300		$255,226		$59,282
Net expenses	0.67%		0.68%	0.67%		0.70	%(d)	0.70	%(e)(f)(g)
Gross expenses	0.67%		0.68%	0.67%		0.70	%(d)	0.72	%(e)
Net investment income	2.74%		3.13%	3.39%		3.44%		3.83	%(e)
Portfolio turnover rate	218	%(j)	498%	414	%(h)	379	%(h)	178	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.70%.
(h)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.
(j)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows.

See accompanying notes to financial statements.

97  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class Y
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net asset value, beginning of the period	$10.41		$9.67	$9.59		$9.90		$9.85

Income (loss) from Investment Operations:
Net investment income(a)	0.28		0.30	0.32		0.35		0.35
Net realized and unrealized gain (loss)	(0.15)		0.68	0.06		(0.31)		(0.01)

Total from Investment Operations	0.13		0.98	0.38		0.04		0.34

Less Distributions From:
Net investment income	(0.23)		(0.24)	(0.30)		(0.35)		(0.29)

Net asset value, end of the period	$10.31		$10.41	$9.67		$9.59		$9.90

Total return	1.32%		10.19%	3.96%		0.53%		3.48	%(b)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$930,815		$742,493	$938,271		$1,186,322		$1,031,537
Net expenses	0.72%		0.74%	0.74%		0.75	%(c)	0.80	%(d)(e)
Gross expenses	0.72%		0.74%	0.74%		0.75	%(c)	0.81%
Net investment income	2.70%		3.05%	3.33%		3.51%		3.53%
Portfolio turnover rate	218	%(h)	498%	414	%(f)	379	%(f)	178	%(g)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.05% to 0.75%.
(f)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(g)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.
(h)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.03		$13.58		$14.25		$14.39	$14.84	$14.70

Income (loss) from Investment Operations:
Net investment income(a)	0.26		0.10		0.47		0.57	0.52	0.56
Net realized and unrealized gain (loss)	0.27		0.63		(0.66)		(0.16)	(0.33)	0.42

Total from Investment Operations	0.53		0.73		(0.19)		0.41	0.19	0.98

Less Distributions From:
Net investment income	(0.37)		(0.16)		(0.45)		(0.48)	(0.57)	(0.52)
Net realized capital gains	—		(0.12)		(0.03)		(0.07)	(0.07)	(0.32)

Total Distributions	(0.37)		(0.28)		(0.48)		(0.55)	(0.64)	(0.84)

Net asset value, end of the period	$14.19		$14.03		$13.58		$14.25	$14.39	$14.84

Total return(b)	3.85	%(c)	5.37	%(d)	(1.39)%		3.02%	1.34%	7.01%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,512,939		$1,682,562		$1,683,547		$1,835,813	$1,986,300	$1,999,385
Net expenses	0.96	%(e)(f)	0.97	%(g)	0.97	%(h)	0.96%	0.96%	0.96%
Gross expenses	0.97%		0.97	%(g)	0.97%		0.96%	0.96%	0.96%
Net investment income	1.85%		2.78	%(g)	3.42%		4.03%	3.57%	3.82%
Portfolio turnover rate	99	%(i)	30	%(j)	30%		13%	6%	11%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.95%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2020, the expense limit decreased from 1.25% to 1.00%.
(i)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(j)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

99  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.18		$13.72		$14.39		$14.52	$14.97	$14.81

Income (loss) from Investment Operations:
Net investment income(a)	0.16		0.07		0.38		0.47	0.41	0.45
Net realized and unrealized gain (loss)	0.28		0.64		(0.68)		(0.16)	(0.33)	0.44

Total from Investment Operations	0.44		0.71		(0.30)		0.31	0.08	0.89

Less Distributions From:
Net investment income	(0.26)		(0.13)		(0.34)		(0.37)	(0.46)	(0.41)
Net realized capital gains	—		(0.12)		(0.03)		(0.07)	(0.07)	(0.32)

Total Distributions	(0.26)		(0.25)		(0.37)		(0.44)	(0.53)	(0.73)

Net asset value, end of the period	$14.36		$14.18		$13.72		$14.39	$14.52	$14.97

Total return(b)	3.13	%(c)	5.17	%(d)	(2.18)%		2.27%	0.60%	6.20%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$120,091		$259,780		$277,896		$676,602	$1,153,853	$2,248,939
Net expenses	1.71	%(e)(f)	1.72	%(g)	1.72	%(h)	1.71%	1.71%	1.71%
Gross expenses	1.72%		1.72	%(g)	1.72%		1.71%	1.71%	1.71%
Net investment income	1.12%		2.04	%(g)	2.75%		3.30%	2.79%	3.08%
Portfolio turnover rate	99	%(i)	30	%(j)	30%		13%	6%	11%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.75% to 1.70%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2020, the expense limit decreased from 2.00% to 1.75%.
(i)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(j)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.01		$13.57		$14.24		$14.38	$14.83	$14.69

Income (loss) from Investment Operations:
Net investment income(a)	0.31		0.11		0.52		0.61	0.56	0.60
Net realized and unrealized gain (loss)	0.27		0.62		(0.66)		(0.16)	(0.32)	0.43

Total from Investment Operations	0.58		0.73		(0.14)		0.45	0.24	1.03

Less Distributions From:
Net investment income	(0.42)		(0.17)		(0.50)		(0.52)	(0.62)	(0.57)
Net realized capital gains	—		(0.12)		(0.03)		(0.07)	(0.07)	(0.32)

Total Distributions	(0.42)		(0.29)		(0.53)		(0.59)	(0.69)	(0.89)

Net asset value, end of the period	$14.17		$14.01		$13.57		$14.24	$14.38	$14.83

Total return	4.19%		5.39	%(b)	(1.06)%		3.37%	1.67%	7.38%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$280,661		$247,697		$212,804		$202,989	$176,456	$141,695
Net expenses	0.65	%(c)	0.65	%(d)	0.64	%(e)	0.63%	0.63%	0.63%
Gross expenses	0.65%		0.65	%(d)	0.64%		0.63%	0.63%	0.63%
Net investment income	2.17%		3.13	%(d)	3.77%		4.36%	3.91%	4.13%
Portfolio turnover rate	99	%(f)	30	%(g)	30%		13%	6%	11%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Effective July 1, 2021, the expense limit decreased from 0.70% to 0.65%.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Effective July 1, 2020, the expense limit decreased from 0.95% to 0.70%.
(f)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(g)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

101  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.01		$13.56		$14.23		$14.38	$14.83	$14.69

Income (loss) from Investment Operations:
Net investment income(a)	0.30		0.11		0.51		0.60	0.55	0.59
Net realized and unrealized gain (loss)	0.27		0.62		(0.66)		(0.17)	(0.32)	0.43

Total from Investment Operations	0.57		0.73		(0.15)		0.43	0.23	1.02

Less Distributions From:
Net investment income	(0.41)		(0.16)		(0.49)		(0.51)	(0.61)	(0.56)
Net realized capital gains	—		(0.12)		(0.03)		(0.07)	(0.07)	(0.32)

Total Distributions	(0.41)		(0.28)		(0.52)		(0.58)	(0.68)	(0.88)

Net asset value, end of the period	$14.17		$14.01		$13.56		$14.23	$14.38	$14.83

Total return	4.12	%(b)	5.44	%(c)	(1.14)%		3.22%	1.66%	7.22%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$3,058,635		$3,693,954		$3,774,113		$4,316,010	$5,118,016	$5,702,607
Net expenses	0.71	%(d)(e)	0.72	%(f)	0.72	%(g)	0.71%	0.71%	0.71%
Gross expenses	0.72%		0.72	%(f)	0.72%		0.71%	0.71%	0.71%
Net investment income	2.10%		3.03	%(f)	3.68%		4.28%	3.82%	4.04%
Portfolio turnover rate	99	%(h)	30	%(i)	30%		13%	6%	11%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.75% to 0.70%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2020, the expense limit decreased from 1.00% to 0.75%.
(h)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(i)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  102

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$13.97		$13.53		$14.20		$14.34		$14.79		$14.65

Income (loss) from Investment Operations:
Net investment income(a)	0.23		0.09		0.44		0.53		0.48		0.52
Net realized and unrealized gain (loss)	0.28		0.62		(0.66)		(0.16)		(0.33)		0.43

Total from Investment Operations	0.51		0.71		(0.22)		0.37		0.15		0.95

Less Distributions From:
Net investment income	(0.34)		(0.15)		(0.42)		(0.44)		(0.53)		(0.49)
Net realized capital gains	—		(0.12)		(0.03)		(0.07)		(0.07)		(0.32)

Total Distributions	(0.34)		(0.27)		(0.45)		(0.51)		(0.60)		(0.81)

Net asset value, end of the period	$14.14		$13.97		$13.53		$14.20		$14.34		$14.79

Total return	3.68	%(b)	5.24	%(c)	(1.64)%		2.78%		1.09%		6.79%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$95,250		$105,172		$103,197		$121,903		$133,220		$142,871
Net expenses	1.21	%(d)(e)	1.22	%(f)	1.22	%(g)	1.20	%(h)	1.20	%(h)	1.19	%(i)
Gross expenses	1.22%		1.22	%(f)	1.22%		1.20	%(h)	1.20	%(h)	1.19	%(i)
Net investment income	1.60%		2.53	%(f)	3.19%		3.80%		3.33%		3.57%
Portfolio turnover rate	99	%(j)	30	%(k)	30%		13%		6%		11%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.25% to 1.20%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2020, the expense limit decreased from 1.50% to 1.25%.
(h)	Includes refund of prior year service fee of 0.01%.
(i)	Includes refund of prior year service fee of 0.02%.
(j)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(k)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

103  |

Notes to Financial Statements

December 31, 2021

1.  Organization.  Loomis Sayles Funds II and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Natixis Funds Trust II:

Loomis Sayles Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares, except for Intermediate Municipal Bond Fund, which does not offer Class N shares. In addition, Investment Grade Bond Fund and Strategic Income Fund also offer Admin Class shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for each Fund, except Intermediate Municipal Bond Fund, which are sold with a maximum front-end sales charge of 3.00%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fee applicable to Class A, Class C and Admin Class) and transfer agent fees are borne collectively for Class A, Class C, Class Y and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most

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recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Equity linked notes are valued using broker-dealer bid prices. Broker-dealer bid prices may be used to value debt, unlisted equity securities, senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. Shares of open-end investment companies are valued at net asset value per share.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of December 31, 2021, securities and other investments of the funds included in net assets were fair valued as follows:

Fund	Equity Securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$—	—	$1,641,625	1.3%	$227,251	0.2%
Investment Grade Bond Fund	—	—	97,508,153	1.5%	—	—
Strategic Alpha Fund	1,019,819	0.1%	9,982,635	0.7%	2,715,716	0.2%
Strategic Income Fund	—	—	78,951,257	1.6%	3,333,390	0.1%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent

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fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For payment-in-kind securities, income received in-kind is reflected as an increase to the principal and cost basis of the securities. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2021, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Strategic Alpha Fund	$5,652,302
Strategic Income Fund	881,596

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

e.  Futures Contracts.  A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

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When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  A Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. Option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

g.  Swap Agreements.  A Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities. Swap agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

h.  Swaptions.  A Fund may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption. Swaptions outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

i.  Due to/from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for High Income Fund and Investment Grade Bond Fund represents cash pledged as initial margin for closed centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for options, and as initial margin for futures contracts and centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Income Fund represents cash pledged as initial margin for centrally cleared swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha fund represents cash received as collateral for

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forward foreign currency contracts and bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, defaulted and/or non-income producing securities, distribution re-designations, deferred Trustees’ fees, futures and forward foreign currency contract mark-to-market, return of capital distributions received, capital gain distributions received, convertible bond adjustments, swap adjustments, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted and/or non-income producing securities, swap adjustments, wash sales, foreign currency gains and losses, futures and forward foreign currency contract mark-to-market, return of capital distributions received, capital gain distributions received, trust preferred securities, convertible bond adjustments, perpetual bond adjustments, corporate actions, contingent payment debt instruments and straddle loss deferral adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2021 and 2020 (period ended for Strategic Income Fund) was as follows:

	2021 Distributions				2020 Distributions
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
High Income Fund	$5,371,376	$—	$—	$5,371,376	$6,265,130	$—	$—	$6,265,130
Intermediate Municipal Bond Fund	239	568,417	—	568,656	791	414,256	—	415,047
Investment Grade Bond Fund	173,267,029	—	81,743,974	255,011,003	312,629,628	—	154,088,171	466,717,799
Strategic Alpha Fund	31,722,448	—	—	31,722,448	28,229,130	—	—	28,229,130
Strategic Income Fund	149,184,342	—	—	149,184,342	77,888,540	—	42,139,359	120,027,899

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Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Municipal Bond Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Undistributed ordinary income	$718	$—	$—	$586,451	$322,132
Undistributed tax exempt income	—	13,832	—	—	—
Undistributed long-term capital gains	—	—	7,848,660	—	—

Total undistributed earnings	718	13,832	7,848,660	586,451	322,132

Capital loss carryforward:
Short-term:
No expiration date	—	(335,458)	—	—	(18,121,967)
Long-term:
No expiration date	(7,377,226)	—	—	(15,404,841)	(173,343,657)

Total capital loss carryforward	(7,377,226)	(335,458)	—	(15,404,841)	(191,465,624)

Late-year ordinary and post-October capital loss deferrals*	—	—	(2,088,873)	—	—

Unrealized appreciation (depreciation)	(2,334,487)	1,204,670	250,764,132	(22,655,594)	63,556,376

Total accumulated earnings (losses)	$(9,710,995)	$883,044	$256,523,919	$(37,473,984)	$(127,587,116)

Capital loss carryforward utilized in the current year	$3,084,217	$7,914	$—	$29,663,874	$—

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Investment Grade Bond Fund is deferring capital losses.

As of December 31, 2021, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	High Income Fund	Intermediate Municipal Bond Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Unrealized appreciation (depreciation)
Investments	$(2,334,487)	$1,204,670	$250,764,132	$(2,937,116)	$63,763,480
Foreign currency translations	—	—	—	(19,718,478)	(207,104)

Total unrealized appreciation (depreciation)	$(2,334,487)	$1,204,670	$250,764,132	$(22,655,594)	$63,556,376

As of December 31, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Intermediate Municipal Bond Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Federal tax cost	$126,772,112	$37,987,307	$6,103,691,131	$1,454,962,697	$4,971,741,962

Gross tax appreciation	$4,423,523	$1,257,063	$302,802,925	$47,221,037	$246,160,128
Gross tax depreciation	(6,758,010)	(52,393)	(52,038,793)	(69,610,619)	(182,254,333)

Net tax appreciation (depreciation)	$(2,334,487)	$1,204,670	$250,764,132	$(22,389,582)	$63,905,795

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Notes to Financial Statements (continued)

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The difference between these amounts and those reported in the preceding table, if any, are primarily attributable to foreign currency mark-to-market.

l.  Senior Loans.  A Fund’s investment in senior loans may be to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

m.  Loan Participations.  A Fund’s investment in senior loans may be in the form of participations in loans. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, the Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

n.  Collateralized Loan Obligations.  A Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

o.  Equity Linked Notes.  Strategic Alpha Fund may invest in equity linked notes. An equity linked note is a structured product that differs from a standard debt instrument where the cash payouts will be based on the return of an underlying equity. An equity linked note is typically purchased at a full nominal amount and includes a coupon with an enhanced yield relative to the dividend yield of the underlying security. At maturity the Fund will receive a redemption amount based on the final price of the underlying equity. The risk of investment in an equity linked note depends on the principal protection offered. Some equity linked notes may guarantee total principal or partial principal amounts while others may not provide any guarantee of principal. The maturity value may also be impacted to the extent of any limit on the return value as part of the note structure. Equity linked notes outstanding at the end of the period, if any, are listed in the Fund’s Portfolio of Investments.

p.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

q.  When-Issued and Delayed Delivery Transactions.  A Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be

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Notes to Financial Statements (continued)

December 31, 2021

announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2021.

r.  Stripped Securities.  A Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

s.  Securities Lending.  High Income Fund, Investment Grade Bond Fund and Strategic Income Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2021, the Funds did not loan securities under this agreement.

t.  Unfunded Loan Commitments.  A Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statements of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments. Unfunded loan commitments outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

u.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

v.  New Accounting Pronouncement.  In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain

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Notes to Financial Statements (continued)

December 31, 2021

provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements (continued)

December 31, 2021

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$1,503,877	$—	(b)	$1,503,877
Non-Agency Commercial Mortgage-Backed Securities	—	2,375,593	138,957	(c)	2,514,550
All Other Non-Convertible Bonds(a)	—	103,415,582	—		103,415,582

Total Non-Convertible Bonds	—	107,295,052	138,957		107,434,009

Convertible Bonds(a)	—	7,350,288	—		7,350,288

Total Bonds and Notes	—	114,645,340	138,957		114,784,297

Collateralized Loan Obligations	—	1,848,816	250,000	(d)	2,098,816
Senior Loans(a)	—	404,648	—		404,648
Preferred Stocks
Food & Beverage	—	109,466	—		109,466
Wireless	—	1,305,473	—		1,305,473
All Other Preferred Stocks(a)	176,880	—	—		176,880

Total Preferred Stocks	176,880	1,414,939	—		1,591,819

Common Stocks
Chemicals	—	264,460	—		264,460
All Other Common Stocks(a)	278,169	—	—		278,169

Total Common Stocks	278,169	264,460	—		542,629

Other Investments(a)	—	—	87,030	(c)	87,030
Warrants	—	—	1,264	(c)	1,264
Exchange-Traded Funds	1,131,130	—	—		1,131,130
Short-Term Investments	—	3,795,992	—		3,795,992

Total	$1,586,179	$122,374,195	$477,251		$124,437,625

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.
(c)	Fair valued by the Fund’s adviser.
(d)	Valued using broker-dealer bid prices.

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$38,647,551	$—	$38,647,551
Short-Term Investments	—	544,426	—	544,426

Total	$—	$39,191,977	$—	$39,191,977

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2021

Investment Grade Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$6,082,472,980	$—	$6,082,472,980
Senior Loans(a)	—	6,723,660	—	6,723,660
Collateralized Loan Obligations	—	143,110,412	—	143,110,412
Preferred Stocks
Banking	53,004,866	—	—	53,004,866
Food & Beverage	—	3,459,244	—	3,459,244
Wireless	—	28,221,989	—	28,221,989

Total Preferred Stocks	53,004,866	31,681,233	—	84,686,099

Short-Term Investments	—	37,462,112	—	37,462,112

Total	$53,004,866	$6,301,450,397	$—	$6,354,455,263

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(7,262,263)	$—	$—	$(7,262,263)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2021

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$—	$52,181,260	$1,932,446	(b)	$54,113,706
All Other Non-Convertible Bonds(a)	—	1,036,917,172	—		1,036,917,172

Total Non-Convertible Bonds	—	1,089,098,432	1,932,446		1,091,030,878

Convertible Bonds(a)	—	56,293,668	—		56,293,668

Total Bonds and Notes	—	1,145,392,100	1,932,446		1,147,324,546

Senior Loans(a)	—	17,465,981	—		17,465,981
Collateralized Loan Obligations	—	72,525,646	445,000	(c)	72,970,646
Common Stocks
Chemicals	546,320	3,024,812	—		3,571,132
Textiles, Apparel & Luxury Goods	—	1,019,819	—		1,019,819
All Other Common Stocks(a)	62,790,101	—	—		62,790,101

Total Common Stocks	63,336,421	4,044,631	—		67,381,052

Preferred Stocks
Food & Beverage	—	1,223,991	—		1,223,991
Wireless	—	3,911,205	—		3,911,205
All Other Preferred Stocks(a)	11,248,998	—	—		11,248,998

Total Preferred Stocks	11,248,998	5,135,196	—		16,384,194

Other Investments(a)	—	—	783,270	(b)	783,270
Short-Term Investments	—	110,024,248	—		110,024,248

Total Investments	74,585,419	1,354,587,802	3,160,716		1,432,333,937

Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	134,876	—		134,876
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,326,616	—		1,326,616

Total	$74,585,419	$1,356,049,294	$3,160,716		$1,433,795,429

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Written Options(a)	$(275,155)	$—	$—		$(275,155)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(293,438)	—		(293,438)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(713,984)	—		(713,984)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(58,994)	—		(58,994)
Futures Contracts (unrealized depreciation)	(2,372,734)	—	—		(2,372,734)

Total	$(2,647,889)	$(1,066,416)	$—		$(3,714,305)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices.

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Notes to Financial Statements (continued)

December 31, 2021

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Independent Energy	$—	$142,642,264	$1,832,190	(b)	$144,474,454
Property & Casualty Insurance	—	11,452,134	1,501,200	(b)	12,953,334
All Other Non-Convertible Bonds(a)	—	3,465,734,273	—		3,465,734,273

Total Non-Convertible Bonds	—	3,619,828,671	3,333,390		3,623,162,061

Convertible Bonds(a)	—	359,633,287	—		359,633,287
Municipals(a)	—	69,730,103	—		69,730,103

Total Bonds and Notes	—	4,049,192,061	3,333,390		4,052,525,451

Senior Loans(a)	—	44,822,729	—		44,822,729
Collateralized Loan Obligations	—	138,896,575	—		138,896,575
Common Stocks
Chemicals	—	13,625,696	—		13,625,696
Software	14,362,209	174,291	—		14,536,500
All Other Common Stocks(a)	523,311,648	—	—		523,311,648

Total Common Stocks	537,673,857	13,799,987	—		551,473,844

Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	1,695,770	—		1,695,770
Wireless	—	16,904,415	—		16,904,415
All Other Convertible Preferred Stocks(a)	63,788,963	—	—		63,788,963

Total Convertible Preferred Stocks	63,788,963	18,600,185	—		82,389,148

Non-Convertible Preferred Stocks
REITs—Office Property	—	1,995,000	—		1,995,000
REITs—Warehouse/Industrials	—	7,110,950	—		7,110,950
All Other Non-Convertible Preferred Stocks(a)	5,055,600	—	—		5,055,600

Total Non-Convertible Preferred Stocks	5,055,600	9,105,950	—		14,161,550

Total Preferred Stocks	68,844,563	27,706,135	—		96,550,698

Closed-End Investment Companies	2,320,129	—	—		2,320,129
Short-Term Investments	—	111,080,788	—		111,080,788

Total Investments	608,838,549	4,385,498,275	3,333,390		4,997,670,214

Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	2,684,673	—		2,684,673

Total	$608,838,549	$4,388,182,948	$3,333,390		$5,000,354,887

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(248,802)	$—		$(248,802)
Futures Contracts (unrealized depreciation)	(1,719,078)	—	—		(1,719,078)

Total	$(1,719,078)	$(248,802)	$—		$(1,967,880)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

December 31, 2021

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2020 and/or December 31, 2021:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2021
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	(a)	$48,257	$—	$(48,257)	$—	$—	$—	$—	$—	(a)	$(48,257)
Non-Agency Commercial Mortgage-Backed Securities	390,104		—	—	(251,147)	—	—	—	—	138,957		(251,147)
Collateralized Loan Obligations	—		—	—	—	250,000	—	—	—	250,000		—
Loan Participations
ABS Other	161,345		3	(114,111)	132,886	9,535	(189,658)	—	—	—		—
Preferred Stocks
Energy	—	(a)	—	(752,373)	752,373	—	—	—	—	—		—
Other Investments
Aircraft ABS	125,600		—	—	(38,570)	—	—	—	—	87,030		(38,570)
Warrants	37,995		—	—	(29,333)	—	(7,398)	—	—	1,264		(30,682)

Total	$715,044		$48,260	$(866,484)	$517,952	$259,535	$(197,056)	$—	$—	$477,251		$(368,656)

(a)	Includes a security fair valued at zero using Level 3 inputs.

Investment Grade Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Other	$21,594,566		$—	$(3,304,502)	$17,633,017	$—	$(35,923,081)	$—	$—	$—	$—
Collateralized Loan Obligations	14,755,000		—	—	—	—	—	—	(14,755,000)	—	—
Preferred Stocks
Energy	—	(a)	—	(3,487,753)	3,487,753	—	—	—	—	—	—

Total	$36,349,566		$—	$(6,792,255)	$21,120,770	$—	$(35,923,081)	$—	$(14,755,000)	$—	$—

(a)	Includes a security fair valued at zero using level 3 inputs.

|  118

Notes to Financial Statements (continued)

December 31, 2021

A debt security valued at $14,755,000 was transferred from Level 3 to Level 2 during the period ended December 31, 2021. At December 31, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At December 31, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Other	$1,475,243	(a)	$—	$(2,127,373)	$5,142,057	$138,275	$(4,628,202)	$—	$—	$—	$—
Non-Agency Commercial Mortgage-Backed Securities	4,742,511		—	—	(2,810,065)	—	—	—	—	1,932,446	(2,810,065)
Collateralized Loan Obligations	—		—	—	—	445,000	—	—	—	445,000	—
Loan Participations
ABS Other	580,841		46	(410,923)	478,390	34,327	(682,681)	—	—	—	—
Preferred Stocks
Energy	—	(a)	—	(1,062,020)	1,062,020	—	—	—	—	—	—
Other Investments
Aircraft ABS	1,130,400		—	—	(347,130)	—	—	—	—	783,270	(347,130)

Total	$7,928,995		$46	$(3,600,316)	$3,525,272	$617,602	$(5,310,883)	$—	$—	$3,160,716	$(3,157,195)

(a)	Includes a security fair valued at zero using level 3 inputs.

119  |

Notes to Financial Statements (continued)

December 31, 2021

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Other	$14,217,962	(a)	$—	$(26,192,156)	$58,265,169	$1,429,861	$(47,720,836)	$—	$—	$—	$—
Independent Energy	—		285,476	—	1,455,252	—	—	91,462	—	1,832,190	1,455,252
Property & Casualty Insurance	—		58,049	—	(2,935,349)	—	—	4,378,500	—	1,501,200	(2,935,349)
Convertible Bonds
Oil Field Services	6,330,947		91,639	—	3,171,156	254,255	(9,847,997)	—	—	—	—
Senior Loans
Construction Machinery	9,862,216		436,973	(6,497,335)	6,069,631	—	(9,871,485)	—	—	—	—
Common Stocks
Oil Field Services	—	(a)	—	—	17,677,239	—	(17,677,239)	—	—	—	—
Oil, Gas & Consumable Fuels	3,473,775	(a)	—	(1,167,146)	1,167,146	—	(3,473,775)	—	—	—	—
Specialty Retail	—	(a)	—	—	—	—	—	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Energy	—	(a)	—	(122,532,800)	122,532,800	—	—	—	—	—	—
Warrants	9,760,259		—	—	8,285,057	—	(18,045,316)	—	—	—	—

Total	$43,645,159		$872,137	$(156,389,437)	$215,688,101	$1,684,116	$(106,636,648)	$4,469,962	$—	$3,333,390	$(1,480,097)

(a)	Includes a security fair valued at zero using Level 3 inputs.

Debt securities valued at $91,462 were transferred from Level 2 to Level 3 during the period ended December 31, 2021. At December 31, 2020, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2021, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the securities.

A debt security valued at $4,378,500 was transferred from Level 2 to Level 3 during the period ended December 31, 2021. At December 31, 2020, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2021, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund, Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

High Income Fund, Strategic Alpha Fund and Strategic Income Fund are subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Funds may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Funds may also use credit default swaps, as a protection seller, to gain investment exposure. During the year ended December 31, 2021, High Income Fund, Strategic Alpha Fund and Strategic Income Fund engaged in credit default swap agreements (as a protection seller) to gain investment exposure. Strategic Alpha Fund also engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.

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Strategic Alpha Fund and Strategic Income Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2021, the Funds engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts and interest rate swap agreements to gain investment exposure. During the year ended December 31, 2021, Strategic Alpha Fund engaged in futures contracts and interest rate swap agreements for hedging purposes and to manage duration and interest rate swap agreements to gain investment exposure and for yield curve management. During the year ended December 31, 2021, Investment Grade Bond Fund and Strategic Income Fund used futures contracts to manage duration.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. During the year ended December 31, 2021, the Fund engaged in option contracts for hedging purposes.

Transactions in derivative instruments for High Income Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Swap Agreements
Credit contracts	$199,773

The following is a summary of derivative instruments for Investment Grade Bond Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(7,262,263)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Investment Grade Bond Fund during the year ended December 31, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$18,565,540

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(7,262,263)

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Notes to Financial Statements (continued)

December 31, 2021

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Swap agreements at value[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$1,326,616	$—	$1,326,616
Credit contracts	—	1,244,341	1,244,341

Total over-the counter asset derivatives	$1,326,616	$1,244,341	$2,570,957

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(58,994)	$—	$—	$(58,994)
Credit contracts	—	—	—	(223,566)	(223,566)

Total over-the counter liability derivatives	$—	$(58,994)	$—	$(223,566)	$(282,560)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(2,372,734)	$(712,509)	$(3,085,243)
Equity contracts	(275,155)	—	—	—	(275,155)

Total exchange-traded/cleared liability derivatives	$(275,155)	$—	$(2,372,734)	$(712,509)	$(3,360,398)

Total liability derivatives	$(275,155)	$(58,994)	$(2,372,734)	$(936,075)	$(3,642,958)

[1]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities. Only the current day’s variation margin on centrally cleared swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$(7,826,027)	$—	$(985,455)	$—
Foreign exchange contracts	—	—	—	(2,922,623)
Credit contracts	—	—	5,294,216	—
Equity contracts	—	(251,233)	—	—

Total	$(7,826,027)	$(251,233)	$4,308,761	$(2,922,623)

|  122

Notes to Financial Statements (continued)

December 31, 2021

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$(2,350,300)	$—	$(577,308)	$—
Foreign exchange contracts	—	—	—	4,329,189
Credit contracts	—	—	(2,513,967)	—
Equity contracts	—	(77,419)	—	—

Total	$(2,350,300)	$(77,419)	$(3,091,275)	$4,329,189

The following is a summary of derivative instruments for Strategic Income Fund as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Swap agreements at value[1]
Exchange-traded/cleared asset derivatives
Credit contracts	$37,977,543

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]
Over-the-counter liability derivatives
Foreign exchange contracts	$(248,802)	$—
Exchange-traded liability derivatives
Interest rate contracts	—	(1,719,078)

Total liability derivatives	$(248,802)	$(1,719,078)

[1]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities. Only the current day’s variation margin on centrally cleared swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Income Fund during the year ended December 31, 2021, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$682,009	$—	$—
Foreign exchange contracts	—	—	(455,275)
Credit contracts	—	10,530,378	—

Total	$682,009	$10,530,378	$(455,275)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$(1,719,078)	$—	$—
Foreign exchange contracts	—	—	(248,802)
Credit contracts	—	2,684,673	—

Total	$(1,719,078)	$2,684,673	$(248,802)

123  |

Notes to Financial Statements (continued)

December 31, 2021

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for High Income Fund, Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2021:

High Income Fund	Credit Default Swaps
Average Notional Amount Outstanding	1.99%
Highest Notional Amount Outstanding	10.24%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2021	0.00%

Investment Grade Bond Fund	Futures
Average Notional Amount Outstanding	10.01%
Highest Notional Amount Outstanding	13.27%
Lowest Notional Amount Outstanding	5.55%
Notional Amount Outstanding as of December 31, 2021	9.38%

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	2.77%	14.48%	3.90%	1.55%
Highest Notional Amount Outstanding	3.52%	22.02%	8.18%	1.65%
Lowest Notional Amount Outstanding	2.19%	8.55%	1.42%	1.41%
Notional Amount Outstanding as of December 31, 2021	2.36%	16.05%	2.99%	1.42%

Strategic Income Fund	Forwards	Futures	Credit Default Swaps
Average Notional Amount Outstanding	0.32%	9.00%	4.57%
Highest Notional Amount Outstanding	0.83%	15.87%	8.11%
Lowest Notional Amount Outstanding	0.00%	2.81%	0.00%
Notional Amount Outstanding as of December 31, 2021	0.26%	2.81%	8.05%

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2021:

Strategic Alpha Fund	Call Options Written*
Average Market Value of Underlying Instruments	0.75%
Highest Market Value of Underlying Instruments	1.05%
Lowest Market Value of Underlying Instruments	0.62%
Market Value of Underlying Instruments as of December 31, 2021	0.95%

*	Market value of underlying instruments is determined by multiplying option shares by the price of the option’s underlying security.

Amounts outstanding at the end of the prior period, if applicable, are included in the average amount outstanding.

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Notes to Financial Statements (continued)

December 31, 2021

Over-the-counter derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2021, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$45,888	$(45,888)	$—	$—	$—
Barclays Bank PLC	53,441	(53,441)	—	—	—
Deutsche Bank AG	69,656	—	69,656	—	69,656
HSBC Bank USA	3,520	—	3,520	—	3,520
Morgan Stanley Capital Services, Inc.	1,154,111	(39,834)	1,114,277	(999,581)	114,696

	$1,326,616	$(139,163)	$1,187,453	$(999,581)	$187,872

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(58,994)	$45,888	$(13,106)	$—	$(13,106)
Barclays Bank PLC	(183,732)	53,441	(130,291)	—	(130,291)
Morgan Stanley Capital Services, Inc.	(39,834)	39,834	—	—	—

	$(282,560)	$139,163	$(143,397)	$—	$(143,397)

Strategic Income Fund
Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(248,802)	$—	$(248,802)	$—	$(248,802)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate

125  |

Notes to Financial Statements (continued)

December 31, 2021

amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2021:

Fund	Maximum Amount of Loss—Gross	Maximum Amount of Loss—Net
High Income Fund	$1,375,000	$1,375,000
Investment Grade Bond Fund	29,343,076	29,343,076
Strategic Alpha Fund	22,080,604	20,941,860
Strategic Income Fund	55,921,789	55,921,789

Net loss amount reflects cash received as collateral for Strategic Alpha Fund of $1,009,581, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2021, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$2,475,487	$537,384	$92,392,548	$74,823,433
Intermediate Municipal Bond Fund	—	—	17,911,745	14,592,978
Investment Grade Bond Fund	342,743,683	211,641,297	1,915,037,683	1,405,501,339
Strategic Alpha Fund	2,094,360,522	2,095,514,171	942,237,145	676,094,737
Strategic Income Fund	1,070,449,494	1,155,057,355	3,942,471,358	3,853,544,028

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to High Income Fund, Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.05 billion	Next $750 million	Next $13 billion	Next $10 billion	Over $25 billion
High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Investment Grade Bond Fund	0.40%	0.40%	0.40%	0.40%	0.38%	0.38%
Strategic Alpha Fund	0.60%	0.60%	0.55%	0.55%	0.55%	0.55%
Strategic Income Fund	0.65%	0.60%	0.60%	0.55%	0.54%	0.53%

Natixis Advisors, LLC (“Natixis Advisors”) serves as investment adviser to Intermediate Municipal Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC.

Under the terms of the management agreement, Intermediate Municipal Bond Fund pays a management fee at the annual rate of 0.40% of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors has entered into a subadvisory agreement for the Fund with Loomis Sayles. Under the terms of the subadvisory agreement, the Fund has agreed to pay Loomis Sayles a subadvisory fee at the annual rate of 0.20% of the Fund’s average daily net assets, calculated daily and payable monthly.

Payments to Natixis Advisors are reduced by the amounts of payments to Loomis Sayles, as calculated based on the above.

|  126

Notes to Financial Statements (continued)

December 31, 2021

Natixis Advisors and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2022 for High Income Fund, Intermediate Municipal Bond Fund, Investment Grade Bond Fund and Strategic Alpha Fund, and until April 30, 2023 for Strategic Income Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.00%	1.75%	0.70%	0.75%	—
Intermediate Municipal Bond Fund	0.70%	1.45%	—	0.45%	—
Investment Grade Bond Fund	0.75%	1.50%	0.45%	0.50%	1.00%
Strategic Alpha Fund	1.00%	1.75%	0.70%	0.75%	—
Strategic Income Fund	0.95%	1.70%	0.65%	0.70%	1.20%

Prior to July 1, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Strategic Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
	Class A	Class C	Class N	Class Y	Admin Class
Strategic Income Fund	1.00%	1.75%	0.70%	0.75%	1.25%

Natixis Advisors and Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For year ended December 31, 2021, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
High Income Fund	$726,613	$232,671	$493,942	0.60%	0.41%
Intermediate Municipal Bond Fund	157,758	157,758	—	0.40%	—%
Investment Grade Bond Fund	25,154,197	2,306,970	22,847,227	0.40%	0.36%
Strategic Alpha Fund	8,512,743	—	8,512,743	0.59%	0.59%
Strategic Income Fund	30,794,434	378,293	30,416,141	0.57%	0.56%

[1]	Management fee waivers are subject to possible recovery until December 31, 2022.

For the year ended December 31, 2021, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Intermediate Municipal Bond Fund	$33,068

[2]	Expense reimbursements are subject to possible recovery until December 31, 2022.

No expenses were recovered for any of the Funds during the year ended December 31, 2021 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

127  |

Notes to Financial Statements (continued)

December 31, 2021

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Investment Grade Bond Fund and Strategic Income Fund have adopted a Distribution Plan relating to their Admin Class shares (the “Admin Class Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

Under the Admin Class Plans, Investment Grade Bond Fund and Strategic Income Fund pay Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Investment Grade Bond Fund and Strategic Income Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For year ended December 31, 2021, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
High Income Fund	$58,768	$5,558	$—	$16,675	$—
Intermediate Municipal Bond Fund	19,325	2,171	—	6,512	—
Investment Grade Bond Fund	2,072,289	250,188	324,203	750,562	324,203
Strategic Alpha Fund	101,460	14,645	—	43,934	—
Strategic Income Fund	3,982,321	434,840	245,255	1,304,521	245,255

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$51,604
Intermediate Municipal Bond Fund	16,838
Investment Grade Bond Fund	2,691,907
Strategic Alpha Fund	611,010
Strategic Income Fund	2,299,170

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services.

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Notes to Financial Statements (continued)

December 31, 2021

Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$85,442
Intermediate Municipal Bond Fund	13,678
Investment Grade Bond Fund	3,497,062
Strategic Alpha Fund	420,148
Strategic Income Fund	3,675,330

As of December 31, 2021, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$1,162
Intermediate Municipal Bond Fund	164
Investment Grade Bond Fund	42,672
Strategic Alpha Fund	5,241
Strategic Income Fund	44,077

Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2021 were as follows:

Fund	Commissions
High Income Fund	$1,230
Intermediate Municipal Bond Fund	7,534
Investment Grade Bond Fund	42,418
Strategic Alpha Fund	1,250
Strategic Income Fund	24,265

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

129  |

Notes to Financial Statements (continued)

December 31, 2021

Effective January 1, 2022, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $210,000. All other Trustees fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to High Income Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2022 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2021, Natixis Advisors reimbursed High Income Fund $1,077 for transfer agency expenses related to Class N shares.

h.  Payment by Affiliates.  For the year ended December 31, 2021, Loomis Sayles reimbursed Strategic Alpha Fund $3,540 in connection with a trading error. Natixis Advisors, Loomis Sayles and the Funds’ custodian bank, State Street Bank, reimbursed Strategic Income Fund $191,000 each, for a total of $573,000, for losses incurred in connection with an error in the calculation of the Fund’s net asset value. This amount is included in capital share transactions on the Statements of Changes in Net Assets.

i.  Affiliated Ownership.  As of December 31, 2021, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Investment Grade Bond Fund and Strategic Alpha Fund representing 0.12% and 0.21%, respectively, of the Funds’ net assets.

j.  Affiliated Transactions.  As a result of business restructurings, Strategic Income Fund received common shares of Pioneer Energy Services Corp. and Lonestar Resources U.S., Inc. (individually, a “Company” and collectively, the “Companies”) constituting more than 5% of the voting securities of the Companies. As such, the Companies were considered to be affiliates at December 31, 2020. During the fiscal year ended December 31, 2021, the Companies, through tax free combinations, were merged into other entities and are no longer considered affiliates. The cost bases of the Fund’s Company holdings were transferred to the common shares received from the mergers and there was no realized gain or loss recognized on the transactions. A summary of affiliated transactions for the year ended December 31, 2021, is as follows:

	Beginning Value	Purchase Cost		Sales Proceeds	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value	Investment Income
Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	$6,330,947	$254,256	*	$9,847,997	$91,640	$—	$3,171,154	$—	$396,320
Pioneer Energy Services Corp.	—	—		17,677,239	—	—	17,677,239	—	—
Lonestar Resources U.S., Inc.	3,473,775	—		3,473,775	—	—	—	—	—

	$9,804,722	$254,256		$30,999,011	$91,640	$—	$20,848,393	$—	$396,320

*	Represents interest paid in additional principal.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses for High Income Fund, Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Municipal Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

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Notes to Financial Statements (continued)

December 31, 2021

For the year ended December 31, 2021, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	$21,863	$2,060	$1,077	$85,759	$—
Investment Grade Bond Fund	619,688	75,009	5,528	2,881,921	96,792
Strategic Alpha Fund	21,444	3,180	2,336	434,510	—
Strategic Income Fund	1,210,901	133,305	3,201	2,498,929	74,655

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 8, 2021, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended December 31, 2021, none of the Funds had borrowings under this agreement.

9.  Risk.  The Fund’s investments in foreign securities, as applicable, may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

10.  Payable to Custodian Bank.  The Fund’s custodian bank, State Street Bank, provides overdraft protection to the Fund in the event of a cash shortfall. Cash overdrafts may bear interest at a rate periodically determined by State Street Bank. At December 31, 2021, Investment Grade Bond Fund had a payable of $4,218,997 to the custodian bank for an overdraft.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	3	30.75%
Intermediate Municipal Bond Fund	3	73.83%
Investment Grade Bond Fund	1	10.19%
Strategic Alpha Fund	4	42.89%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

131  |

Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

High Income Fund

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	668,669	$2,915,754	5,472,929	$23,366,332
Issued in connection with the reinvestment of distributions	189,309	821,078	265,043	1,081,552
Redeemed	(5,634,696)	(24,662,646)	(1,646,663)	(6,698,230)

Net change	(4,776,718)	$(20,925,814)	4,091,309	$17,749,654

Class C
Issued from the sale of shares	49,909	$218,435	204,929	$851,367
Issued in connection with the reinvestment of distributions	13,512	58,913	27,930	113,438
Redeemed	(317,893)	(1,393,021)	(460,672)	(1,851,801)

Net change	(254,472)	$(1,115,673)	(227,813)	$(886,996)

Class N
Issued from the sale of shares	720,158	$3,122,287	636,909	$2,492,319
Issued in connection with the reinvestment of distributions	63,330	275,475	182,577	739,980
Redeemed	(4,153,012)	(18,269,833)	(240,181)	(982,234)

Net change	(3,369,524)	$(14,872,071)	579,305	$2,250,065

Class Y
Issued from the sale of shares	16,856,831	$73,348,124	8,276,302	$32,427,807
Issued in connection with the reinvestment of distributions	753,278	3,261,003	953,466	3,824,624
Redeemed	(5,407,849)	(23,507,835)	(22,428,758)	(87,181,268)

Net change	12,202,260	$53,101,292	(13,198,990)	$(50,928,837)

Increase (decrease) from capital share transactions	3,801,546	$16,187,734	(8,756,189)	$(31,816,114)

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Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares (continued).

Intermediate Municipal Bond Fund

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	93,856	$982,861	269,748	$2,831,550
Issued in connection with the reinvestment of distributions	7,973	83,427	11,723	121,983
Redeemed	(304,297)	(3,188,419)	(162,733)	(1,679,297)

Net change	(202,468)	$(2,122,131)	118,738	$1,274,236

Class C
Issued from the sale of shares	8,595	$89,477	47,897	$494,485
Issued in connection with the reinvestment of distributions	391	4,095	777	8,083
Redeemed	(37,954)	(397,835)	(85,913)	(898,719)

Net change	(28,968)	$(304,263)	(37,239)	$(396,151)

Class Y
Issued from the sale of shares	1,195,462	$12,565,619	2,146,197	$22,275,909
Issued in connection with the reinvestment of distributions	28,693	300,729	19,854	207,580
Redeemed	(703,654)	(7,393,452)	(556,921)	(5,809,326)

Net change	520,501	$5,472,896	1,609,130	$16,674,163

Increase from capital share transactions	289,065	$3,046,502	1,690,629	$17,552,248

133  |

Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares (continued).

Investment Grade Bond Fund

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	14,327,364	$164,124,803	20,934,113	$243,643,227
Issued in connection with the reinvestment of distributions	2,099,128	23,851,196	4,472,710	51,487,111
Redeemed	(20,621,008)	(237,008,883)	(18,660,738)	(215,501,248)

Net change	(4,194,516)	$(49,032,884)	6,746,085	$79,629,090

Class C
Issued from the sale of shares	934,807	$10,599,046	1,837,724	$21,073,918
Issued in connection with the reinvestment of distributions	231,399	2,593,460	812,986	9,217,940
Redeemed	(5,455,894)	(61,864,251)	(9,377,842)	(108,032,709)

Net change	(4,289,688)	$(48,671,745)	(6,727,132)	$(77,740,851)

Class N
Issued from the sale of shares	56,999,140	$656,052,872	35,059,681	$407,348,565
Issued in connection with the reinvestment of distributions	4,813,498	54,680,208	8,107,642	93,301,449
Redeemed	(32,503,589)	(373,527,233)	(61,802,905)	(713,421,603)

Net change	29,309,049	$337,205,847	(18,635,582)	$(212,771,589)

Class Y
Issued from the sale of shares	113,796,295	$1,308,956,202	116,069,530	$1,338,576,662
Issued in connection with the reinvestment of distributions	11,974,399	136,171,497	21,359,279	246,149,320
Redeemed	(94,197,009)	(1,082,829,468)	(94,728,720)	(1,084,178,153)

Net change	31,573,685	$362,298,231	42,700,089	$500,547,829

Admin Class
Issued from the sale of shares	2,719,299	$31,159,908	2,273,836	$26,516,127
Issued in connection with the reinvestment of distributions	417,648	4,725,224	764,671	8,774,511
Redeemed	(1,489,322)	(17,123,081)	(2,101,154)	(24,136,301)

Net change	1,647,625	$18,762,051	937,353	$11,154,337

Increase from capital share transactions	54,046,155	$620,561,500	25,020,813	$300,818,816

|  134

Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares (continued).

Strategic Alpha Fund

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,219,725	$12,747,834	1,023,731	$10,060,502
Issued in connection with the reinvestment of distributions	64,366	670,163	62,078	605,195
Redeemed	(702,862)	(7,342,564)	(2,666,522)	(25,934,557)

Net change	581,229	$6,075,433	(1,580,713)	$(15,268,860)

Class C
Issued from the sale of shares	68,781	$716,482	126,434	$1,222,512
Issued in connection with the reinvestment of distributions	4,055	42,082	10,648	103,121
Redeemed	(521,054)	(5,431,680)	(966,909)	(9,480,056)

Net change	(448,218)	$(4,673,116)	(829,827)	$(8,154,423)

Class N
Issued from the sale of shares	17,281,163	$180,386,933	29,423,113	$288,816,017
Issued in connection with the reinvestment of distributions	674,696	7,017,221	814,373	7,933,168
Redeemed	(21,726,263)	(226,897,564)	(10,308,071)	(98,238,299)

Net change	(3,770,404)	$(39,493,410)	19,929,415	$198,510,886

Class Y
Issued from the sale of shares	34,048,531	$355,012,431	25,133,973	$249,260,831
Issued in connection with the reinvestment of distributions	1,558,986	16,187,341	1,488,360	14,469,017
Redeemed	(16,721,643)	(174,460,261)	(52,322,387)	(502,765,399)

Net change	18,885,874	$196,739,511	(25,700,054)	$(239,035,551)

Increase (decrease) from capital share transactions	15,248,481	$158,648,418	(8,181,179)	$(63,947,948)

135  |

Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares (continued).

Strategic Income Fund

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	12,975,066	$183,459,424	3,166,668	$43,973,781
Issued in connection with the reinvestment of distributions	2,067,302	29,226,145	1,651,138	22,982,383
Redeemed	(28,392,426)	(400,924,495)	(8,809,951)	(122,112,304)

Net change	(13,350,058)	$(188,238,926)	(3,992,145)	$(55,156,140)

Class C
Issued from the sale of shares	526,514	$7,514,746	264,507	$3,697,602
Issued in connection with the reinvestment of distributions	192,188	2,740,298	294,227	4,142,720
Redeemed	(10,676,591)	(152,414,889)	(2,483,699)	(34,767,841)

Net change	(9,957,889)	$(142,159,845)	(1,924,965)	$(26,927,519)

Class N
Issued from the sale of shares	6,141,155	$86,946,222	3,263,554	$45,457,643
Issued in connection with the reinvestment of distributions	478,281	6,753,879	271,195	3,768,709
Redeemed	(4,499,118)	(63,370,301)	(1,539,785)	(21,376,606)

Net change	2,120,318	$30,329,800	1,994,964	$27,849,746

Class Y
Issued from the sale of shares	49,545,428	$695,309,439	10,433,588	$144,445,628
Issued in connection with the reinvestment of distributions	4,816,448	67,989,900	3,910,477	54,349,355
Redeemed	(102,253,381)	(1,437,692,859)	(28,856,379)	(398,330,570)

Net change	(47,891,505)	$(674,393,520)	(14,512,314)	$(199,535,587)

Admin Class
Issued from the sale of shares	517,760	$7,300,630	315,634	$4,401,178
Issued in connection with the reinvestment of distributions	163,815	2,306,303	136,204	1,889,249
Redeemed	(1,470,421)	(20,667,736)	(551,434)	(7,568,203)

Net change	(788,846)	$(11,060,803)	(99,596)	$(1,277,776)

Decrease from capital share transactions	(69,867,980)	$(985,523,294)	(18,534,056)	$(255,047,276)

(a)	For the period October 1, 2020 through December 31, 2020 due to change in fiscal year.

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Notes to Financial Statements (continued)

December 31, 2021

12.  Capital Shares (continued).

Strategic Income Fund

	Year Ended September 30, 2020
	Shares	Amount
Class A
Issued from the sale of shares	32,299,438	$444,080,248
Issued in connection with the reinvestment of distributions	3,167,184	43,610,276
Redeemed	(40,330,246)	(554,003,991)

Net change	(4,863,624)	$(66,313,467)

Class C
Issued from the sale of shares	1,902,282	$26,312,714
Issued in connection with the reinvestment of distributions	600,408	8,382,443
Redeemed	(29,280,757)	(408,234,280)

Net change	(26,778,067)	$(373,539,123)

Class N
Issued from the sale of shares	8,682,262	$119,974,137
Issued in connection with the reinvestment of distributions	464,321	6,391,355
Redeemed	(7,719,864)	(106,340,515)

Net change	1,426,719	$20,024,977

Class Y
Issued from the sale of shares	85,620,721	$1,132,582,915
Issued in connection with the reinvestment of distributions	8,028,339	110,319,204
Redeemed	(118,624,705)	(1,608,285,687)

Net change	(24,975,645)	$(365,383,568)

Admin Class
Issued from the sale of shares	1,076,312	$15,079,460
Issued in connection with the reinvestment of distributions	252,576	3,465,330
Redeemed	(2,287,176)	(30,910,379)

Net change	(958,288)	$(12,365,589)

Decrease from capital share transactions	(56,148,905)	$(797,576,770)

137  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Natixis Funds Trust II and Shareholders of Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Intermediate Municipal Bond Fund and Loomis Sayles Strategic Alpha Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund (three of the funds constituting Loomis Sayles Funds II) and Loomis Sayles Intermediate Municipal Bond Fund and Loomis Sayles Strategic Alpha Fund (two of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Loomis Sayles High Income Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Loomis Sayles Investment Grade Bond Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Loomis Sayles Strategic Income Fund	For the year ended December 31, 2021	For the year ended December 31, 2021, the three month period ended December 31, 2020 and the year ended September 31, 2020
Loomis Sayles Intermediate Municipal Bond Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Loomis Sayles Strategic Alpha Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2022

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2021 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2021, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Fund	1.05%
Investment Grade Bond Fund	2.07%
Strategic Alpha Fund	4.95%
Strategic Income Fund	11.84%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2021.

Fund	Amount
Investment Grade Bond Fund	$81,743,974

Qualified Dividend Income.  For the fiscal year ended December 31, 2021, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
High Income Fund	2.06%
Investment Grade Bond Fund	2.36%
Strategic Alpha Fund	5.83%
Strategic Income Fund	11.32%

Exempt Interest Dividends

During the year ended December 31, 2021, Intermediate Municipal Bond paid dividends to shareholders from net investment income, of which 99.96% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser.

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	55 Director, Burlington Stores, Inc. (retail) and Director,Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	55 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	55 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	55 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES–continued

Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	55 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	55 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	55 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	55 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

55

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); Formerly, Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES–continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	55 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	55 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust II and President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	55 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since May 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group
	Chief Legal Officer	Since July 2021

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Martin T. Meehan, Ms. Maureen Mitchell, Mr. James Palermo, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/10	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21
Natixis Funds Trust II (except Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund)	$355,112	$307,537	$983	$713	$97,388	$87,971	$—	$—

1.	Audit-related fees consist of:

2020 & 2021 – performance of agreed-upon procedures related to the Registrant’s deferred compensation.

2.	Tax fees consist of:

2020 & 2021 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2020 and 2021 were $98,371 and

$88,684, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex Group, LLC (“AlphaSimplex”), Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, LLC (“Natixis Advisors”), and entities controlling, controlled by or under common control with AlphaSimplex, Loomis, and Natixis Advisors (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21
Control Affiliates	$—	$—	$18,255	$31,137	$63,023	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex, Loomis, Natixis Advisors and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/20- 12/31/20	1/1/21- 12/31/21
Control Affiliates	$308,800	$235,234

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2022

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 22, 2022